    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 2, 2000


                                                       REGISTRATION NOS. 2-98755
                                                                        811-4350


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 27
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 28

                               MARKET STREET FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 791-1700
                                ----------------


                                                          COPY TO:
       JAMES BERNSTEIN., ESQ.                        STEPHEN E. ROTH, ESQ.
         MARKET STREET FUND.                    SUTHERLAND ASBILL & BRENNAN LLP
    1000 CHESTERBROOK BOULEVARD                1275 PENNSYLVANIA AVENUE, N.W.
         BERWYN, PA 19312                           WASHINGTON, DC 20004
(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (b) OF RULE 485
[x] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] ON JANUARY 1, 2001 PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH(a)(2) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES: SHARES OF BENEFICIAL INTEREST

EFFECTIVE AS OF JANUARY 1, 2001, MARKET STREET FUND, INC. (A MARYLAND CORPORATION) (THE "COMPANY") REORGANIZED AS MARKET STREET FUND (A DELAWARE BUSINESS TRUST) (THE "FUND"). THE FUND HEREBY FILES THIS POST-EFFECTIVE AMENDMENT NO. 27 TO THE COMPANY'S REGISTRATION STATEMENT, AS AMENDED, ON FORM N-1A AND EXPRESSLY ADOPTS THIS REGISTRATION STATEMENT AS ITS OWN FOR ALL PURPOSES OF THE SECURITIES ACT OF 1933, THE SECURITIES EXCHANGE ACT OF 1934, AND THE INVESTMENT COMPANY ACT OF 1940.

                               MARKET STREET FUND

                                   PROSPECTUS

                                 January 1, 2001

                               [ ]  All Pro Broad Equity Portfolio

                               [ ]  All Pro Large Cap Growth Portfolio

                               [ ]  All Pro Large Cap Value Portfolio

                               [ ]  All Pro Small Cap Growth Portfolio

                               [ ]  All Pro Small Cap Value Portfolio

                               [ ]  Equity 500 Index Portfolio

                               [ ]  International Portfolio

                               [ ]  Mid Cap Growth Portfolio

                               [ ]  Balanced Portfolio

                               [ ]  Bond Portfolio

                               [ ]  Money Market Portfolio



This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



OVERVIEW ..................................          1

INTRODUCTION TO THE ALL PRO PORTFOLIOS ....          3

  All Pro Broad Equity Portfolio

  All Pro Large Cap Growth Portfolio ......          6

  All Pro Large Cap Value Portfolio .......          8

  All Pro Small Cap Growth Portfolio ......         10

  All Pro Small Cap Value Portfolio .......         12

ABOUT THE OTHER PORTFOLIOS ................         15

  Equity 500 Index Portfolio ..............         15

  International Portfolio .................         16

  Mid Cap Growth Portfolio ................         20

  Balanced Portfolio ......................         22

  Bond Portfolio ..........................         24

  Money Market Portfolio ..................         26

RISKS OF INVESTING IN THE PORTFOLIOS ......         28

INVESTMENT TECHNIQUES .....................         31

MANAGEMENT ................................         38

DESCRIPTION OF THE FUND'S SHARES ..........         44

APPENDIX A -- TERMS USED IN THIS PROSPECTUS         A-1

APPENDIX B -- FINANCIAL HIGHLIGHTS ........         B-1

APPENDIX C -- PLAN OF REORGANIZATION ......         C-1

ADDITIONAL INFORMATION ABOUT THE FUND .....         Back Cover

                                    OVERVIEW

This prospectus describes eleven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with any mutual fund, there is a risk that an investor could lose money by investing in a Portfolio.

The different types of securities, investments, and investment techniques that each Portfolio uses all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation. Moreover, an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, the risk exists that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain Portfolios entails special additional risks because the Portfolios may invest a substantial portion of their assets in foreign investments or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.

The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                                             MARKET STREET FUND, INC.


       NAME OF                GROWTH        INCOME         SHORT-TERM                 TYPICAL
       PORTFOLIO            POTENTIAL      POTENTIAL          RISK                  INVESTMENTS
       ---------            ---------      ---------          ----                  -----------
  All Pro Broad                                                                  Equity securities of
   Equity.............        High            Low             High               U.S. companies

  All Pro Large                                                                  Equity securities of large
    Cap Growth........        High            Low             High               U.S. companies

  All Pro Large                                                                  Equity securities of large
    Cap Value.........        High            Low             High               U.S. companies

  All Pro Small                                                                  Equity securities of small
    Growth............        High            Low             High               U.S. companies

  All Pro Small Cap                                                              Equity securities of small
    Cap Value.........        High            Low             High               U.S. companies

  Equity 500 Index....        High            Low             High               Equity securities of large
                                                                                 U.S. companies

  International.......        High            Low             High               Equity securities of
                                                                                 foreign issuers

  Mid Cap Growth......        High            Low             High               Equity securities of
                                                                                 U.S. mid cap companies

  Balanced............     Moderate-High  Moderate-High   Moderate-High          Equity and debt
                                                                                 securities

 Bond.................     Moderate        Moderate         Moderate             Income bearing debt
                                                                                 securities

  Money Market........        None        Low-Moderate        Low                Money market instruments

Each Portfolio's investment objective or objectives are fundamental and may not be changed unless by a vote of a majority of the outstanding voting shares of the Portfolio. Each Portfolio's investment policies are not fundamental and may be changed by the Fund's board of trustees without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding the applicable investment objective, in unusual market conditions, for temporary defensive purposes, all or part of each Portfolio's assets may be invested in cash and/or money market instruments of the type in which Money Market Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF AN INVESTMENT AT $1.00 PER SHARE, BUT IT IS POSSIBLE, ALTHOUGH UNLIKELY, THAT THE PORTFOLIO MAY NOT BE ABLE TO DO SO. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.

Shares of the Portfolios are available only through the purchase of certain variable annuity and variable life insurance contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related contract and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                     INTRODUCTION TO THE ALL PRO PORTFOLIOS

THE ALL PRO ADVANTAGE

The Fund currently offers five All Pro Portfolios, each of which seeks long-term capital appreciation. The All Pro Portfolios differ from the other Portfolios in that the investment adviser, Market Street Investment Management Company ("MSIM" or the "adviser"), has selected a unique team of investment subadvisers for each All Pro Portfolio, and each subadviser manages a segment of the relevant All Pro Portfolio's assets. MSIM uses a manager-of-managers strategy to seek out managers with a niche investment management specialty rather than those who try to be all things to all clients.

Except for All Pro Broad Equity Portfolio, each All Pro Portfolio represents a specific domestic equity style discipline (at times, the "pure-style" disciplines). Each Portfolio has a specific style benchmark index developed by Wilshire Associates, Inc. ("Wilshire"). All Pro Broad Equity Portfolio represents a blend of the four domestic equity pure-style disciplines used by the four other All Pro Portfolios. The five Portfolios include the following:

    -  All Pro Broad Equity Portfolio

    -  All Pro Large Cap Growth Portfolio

    -  All Pro Large Cap Value Portfolio

    -  All Pro Small Cap Growth Portfolio

    -  All Pro Small Cap Value Portfolio

The four pure-style All Pro Portfolios differ from All Pro Broad Equity Portfolio in that All Pro Broad Equity Portfolio blends each of the four pure-style disciplines. Thus, All Pro Broad Equity Portfolio invests in both LARGE and SMALL capitalization stocks that are both GROWTH-ORIENTED and VALUE-ORIENTED.

The four pure-style All Pro Portfolios differ from each other in that two Portfolios invest principally in securities of companies with relatively large market capitalizations, while the other two Portfolios invest principally in securities of companies with relatively small market capitalizations. Within each pair of pure-style Portfolios, one pursues the investment objective through "growth-oriented" investments, and the other pursues the investment objective through "value-oriented" investments.

GROWTH-ORIENTED INVESTMENTS involve seeking securities of issuers with above average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future.

VALUE-ORIENTED INVESTMENTS involve seeking securities that appear attractive on a dividend discount model or can be acquired for less than what a subadviser believes is the issuer's intrinsic value.

GROWTH STOCKS:

       - Generally exhibit higher than median price-to-earnings and price-to-book ratios but below-average dividend yields;

       - Are securities of well-established issuers with a strong competitive position within their industry or less-established issuers with a competitive position within a very strong industry;

       - Are considered by many to be relatively aggressive given their valuation by the marketplace; and

       - Are, in some cases, high-volatility "momentum" stocks.

VALUE STOCKS:

       - Generally exhibit lower than median price-to-earnings and price-to-book ratios but above-average dividend yields;

       - Are considered by many to be relatively conservative given their valuation by the marketplace; and

       - May involve "special situation" companies, such as companies with management changes, corporate or asset restructuring, or significantly undervalued assets.

Each Portfolio seeks to achieve its objective by combining the talents of multiple institutional investment management firms. MSIM has retained Wilshire, an independent and highly regarded investment consulting firm, to assist MSIM in identifying potential subadvisers and performing the quantitative analysis necessary to assess these subadvisers' styles and performance.

Wilshire:

       - Begins with a universe of over 1,000 independent institutional investment management firms;

       - Through its process, makes available the expertise of investment management firms that rarely are available to the owners of other registered products; and

       - Conducts intensive research and due diligence with MSIM to ensure that the best available managers are recommended and blended together according to their asset class styles and management strategies.

MSIM selects investment subadvisers believed to be best suited to a Portfolio according to the Portfolio's investment objective and strategies and the subadviser's management style. MSIM then assigns each subadviser a prescribed percentage of each Portfolio's assets to manage. These combinations are optimized for each Portfolio in order to control the risk exposure as compared to the Portfolio's target benchmark. Moreover, MSIM believes that multiple managers can contribute to diversification of investment risk in a Portfolio. Rebalancings of Portfolio cashflows to the targeted percent allocations are performed daily if necessary.

On an ongoing basis, MSIM and Wilshire monitor the performance, style and continuity of management of the current investment subadvisers to ensure optimal performance. Quantitative models are used to monitor the subadviser's investment management style over time to ensure the subadviser adheres to its prescribed style mandate. Both the target allocations and the subadvisers themselves are subject to change over time. MSIM replaces subadvisers who consistently underperform the relevant benchmark or fail to meet other established criteria. As a result of a change in a subadviser, each All Pro Portfolio is subject to the risk of increased portfolio turnover with correspondingly higher brokerage expenses and other acquisition costs due to restructuring of the investment portfolio by the new subadviser, which, in turn, would result in decreased short-term performance for the Portfolio.

[ ]  ALL PRO BROAD EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 Equity Universe at the time of purchase, that the subadvisers believe offer above-average potential for growth in future earnings. All Pro Broad Equity Portfolio uses four benchmarks, for each of the Portfolio's four pure-style segments: for large cap stocks, the indices include the Wilshire Large Cap Growth Index and the Wilshire Large Cap Value Index, which are market cap weighted indices that include growth or value securities, respectively, from the largest 750 stocks in the Wilshire 5000 equity universe; and for small cap stocks, the indices include the Wilshire Small Cap Growth Index and the Wilshire Small Cap Value Index, which are market cap weighted indices that include growth or value securities, respectively, from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:


ALLIANCE CAPITAL                    Approximately 42.5% of its assets are
MANAGEMENT L.P.                     managed by an investment subadviser that
                                    uses a bottom-up investment approach that combines a quantitative scoring system and analyst judgment to identify companies with strong relative earnings growth and reasonable valuations to determine which securities to purchase for the Portfolio.
                                    (Segment usually holds 45-55 stocks.)


SANFORD C. BERNSTEIN                Approximately 42.5% of the Portfolio's
& CO., LLC                          assets are managed by an investment
                                    subadviser whose investment approach is
                                    bottom-up and price driven. Companies are ranked based on expected internal rates of return. Top-ranked companies are then subjected to intensive field research.

HUSIC CAPITAL MANAGEMENT            Approximately 7.5% of the Portfolio's assets
                                    are managed by an investment subadviser
                                    whose rigorous, bottom-up research process seeks to identify fundamental or secular changes in companies or industries that often signal higher than anticipated earnings growth. The selection process focuses on stocks of companies most likely to benefit from those changes.

REAMS ASSET MANAGEMENT              Approximately 7.5% of the Portfolio's assets
COMPANY, LLC                        are managed by an investment subadviser that
                                    seeks securities of companies that have the potential of high returns. This subadviser uses quantitative research analysis, including probability-weighted scenario analysis, to supplement its fundamental research about these companies.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

All Pro Broad Equity Portfolio is subject to MARKET RISK and FINANCIAL RISK. Certain investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

MANAGER CHANGE

The performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser. The Portfolio was operated as a single-manager portfolio prior to [December 1, 2000] when the current investment adviser and subadvisers assumed responsibilities for the management of the assets. If the current investment adviser and subadvisers had managed the Portfolio for the periods presented, the performance would have differed from the above-presented financial information.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in All Pro Broad Equity Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                         ALL PRO BROAD
                                                           EQUITY
                                                         PORTFOLIO*
                                                         ----------
                                             1990           2.39%
                                             1991          18.50%
                                             1992           4.74%
                                             1993          10.21%
                                             1994           2.40%
                                             1995          30.39%
                                             1996          19.58%
                                             1997          24.32%
                                             1998          13.70%
                                             1999           2.98%

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.73% (quarter ended March 31, 1991) and the lowest return for a quarter was -11.73% (quarter ended September 30, 1998).

              AVERAGE ANNUAL TOTAL RETURNS                PAST ONE
          (for the periods ended December 31, 1999)         YEAR         PAST 5 YEARS  PAST 10 YEARS
          -----------------------------------------         ----         ------------  -------------
          All Pro Broad Equity Portfolio*.............      2.98%            17.81%        12.53%
          S&P 500 Index...............................      21.06%           28.58%        18.18%
          Wilshire 5000 Index.........................      23.56%           27.06%        17.59%

*        Formerly "Growth Portfolio", managed by a different adviser.

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks. The Wilshire 5000 Index is a widely recognized, unmanaged broad market index of approximately 5000 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  All Pro Large Cap Growth Portfolio

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of larger companies included in the Wilshire 5000 Equity Universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. The Wilshire Large Cap Growth Index, the Portfolio's benchmark, is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

ALLIANCE CAPITAL MANAGEMENT L.P.    Approximately 50% of its assets are managed
                                    by an investment subadviser that uses a
                                    bottom-up investment approach that combines a quantitative scoring system and analyst judgment to identify companies with strong relative earnings growth and reasonable valuations to determine which securities to purchase for the Portfolio. (Segment usually holds approximately 45 - 55 stocks.)

GEEWAX TERKER & CO.                 Approximately 50% of its assets are managed
                                    by an investment subadviser that uses
                                    financial quality, sustainable growth, and downside volatility screens to eliminate issuers from consideration and purchases securities from the remaining issuers.
                                    (Segment usually holds approximately 100-200 stocks.)

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

All Pro Large Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in All Pro Large Cap Growth Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Large Cap Growth Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                         ALL PRO LARGE CAP GROWTH PORTFOLIO
                         ----------------------------------
One Year                             25.52%

During the 1-year period shown on the bar chart, the highest return for a quarter was 19.50% (quarter ended December 31, 1999) and the lowest return for a quarter was -6.79% (quarter ended September 30, 1999).



                AVERAGE ANNUAL TOTAL RETURN            1 YEAR   FROM INCEPTION(1)
                ---------------------------            ------   ---------------
                Portfolio's Average Annual Total
                Return.............................    25.52%        26.45%
                Wilshire Large Cap Growth Index....    34.73%        33.98%

(1)      The Portfolio commenced operations on May 4, 1998.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  All Pro Large Cap Value Portfolio

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of larger companies included in the Wilshire 5000 equity universe at the time of purchase that the subadvisers believe offer potential for long-term growth in future earnings. The Wilshire Large Cap Value Index, the Portfolio's benchmark, is a market cap weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:
MELLON EQUITY
ASSOCIATES, LLP                     Approximately 50% of this Portfolio's assets
                                    are managed by an investment subadviser that seeks securities of companies with low risk and solid long-term growth potential through an investment process that integrates quantitative analysis and fundamental research.

SANFORD C. BERNSTEIN                Approximately 50% of the Portfolio's assets
& CO., LLC                          are managed by an investment subadviser
                                    whose value-oriented investment approach is bottom-up and price driven. Companies are ranked based on expected internal rates of return. Top-ranked companies are then subjected to intensive field research.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

All Pro Large Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in All Pro Large Cap Value Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Large Cap Value Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                            ALL PRO LARGE CAP VALUE
                                                                   PORTFOLIO
                                                            -----------------------
                                           One Year                  1.49%

During the 1-year period shown on the bar chart, the highest return for a quarter was 16.75% (quarter ended December 31, 1998) and the lowest return for a quarter was -14.08% (quarter ended September 30, 1998).

                                 AVERAGE ANNUAL TOTAL RETURN            1 YEAR   FROM INCEPTION(1)
                                 ---------------------------            ------   -----------------
                                 Portfolio's Average Annual Total        1.49%        0.29%
                                 Return.............................
                                 Wilshire Large Cap Value Index.....     8.27%        5.30%

(1)      The Portfolio commenced operations on May 4, 1998.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  All Pro Small Cap Growth Portfolio

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of smaller companies included in the Wilshire 5000 equity universe that, at the time of purchase, the subadvisers believe offer above-average potential for growth in future earnings. The Wilshire Small Cap Growth Index, the Portfolio's benchmark, is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

HUSIC CAPITAL MANAGEMENT            Approximately 60% of the Portfolio's assets
                                    are managed by an investment subadviser
                                    whose rigorous, bottom-up research process seeks to identify fundamental or secular changes in companies or industries that often signal higher than anticipated earnings growth. The selection process focuses on stocks of companies most likely to benefit from those changes.

LEE MUNDER INVESTMENTS LTD.         Approximately 40% of the Portfolio's assets
                                    are managed by an investment subadviser that seeks securities of companies that have established above-average growth, superior business positions and strong management.
                                    This subadviser emphasizes high growth
                                    sectors such as healthcare, technology and business services.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

All Pro Small Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in All Pro Small Cap Growth Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Small Cap Growth Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                           ALL PRO SMALL CAP GROWTH
                                                                   PORTFOLIO
                                                           ------------------------
                                          One Year                  92.14%

During the 1-year period shown on the bar chart, the highest return for a quarter was 54.98% (quarter ended December 31, 1999) and the lowest return for a quarter was -22.78% (quarter ended September 30, 1998).

                                 AVERAGE ANNUAL TOTAL RETURN            1 YEAR   FROM INCEPTION(1)
                                 ---------------------------            ------   -----------------
                                 Portfolio's Average Annual Total       92.14%        46.31%
                                 Return.............................
                                 Wilshire Small Cap Growth Index....    52.56%        23.53%

(1)      The Portfolio commenced operations on May 4, 1998.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  All Pro Small Cap Value Portfolio

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 equity universe at the time of purchase, which the subadvisers believe offer potential for long-term growth in future earnings. The Wilshire Small Cap Value Index, the Portfolio's benchmark, is a market cap weighted index that includes securities ranked from number 751 to number 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

Currently, different segments of the Portfolio's assets are managed as follows:

REAMS ASSET MANAGEMENT              Approximately 50% of the Portfolio's assets
COMPANY, LLC                        are managed by an investment subadviser that
                                    seeks securities of companies that have the potential of high returns. This subadviser uses quantitative research analysis, including probability-weighted scenario analysis, to supplement its fundamental research about these companies.

STERLING CAPITAL MANAGEMENT
COMPANY Approximately 50% of the Portfolio's assets are managed by an investment subadviser that uses fundamental research to seek securities of companies and issuers trading at prices below their intrinsic value. This subadviser analyzes an issuer's intrinsic value by evaluating the issuer's normalized free cash flow and return on capital to supplement its fundamental research.


PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

All Pro Small Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by the Portfolio entail a high degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in All Pro Small Cap Value Portfolio by showing the Portfolio's performance over a 1-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the Wilshire Small Cap Value Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                  ALL PRO SMALL CAP VALUE
                                                         PORTFOLIO
                                                  -----------------------
                                 One Year                 -8.05%

During the 1-year period shown on the bar chart, the highest return for a quarter was 16.45% (quarter ended June 30, 1999) and the lowest return for a quarter was -21.90% (quarter ended September 30, 1998).

              AVERAGE ANNUAL TOTAL RETURN                        1 YEAR    FROM INCEPTION(1)
              ---------------------------                        ------    ---------------
              Portfolio's Average Annual Total Return....        -8.05%      -15.31%
              Wilshire Small Cap Value Index.............        -1.41%      -10.96%

(1)      The Portfolio commenced operations on May 4, 1998.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.
ABOUT THE OTHER PORTFOLIOS

The Fund currently offers six additional Portfolios, each with different investment objectives and strategies. Equity 500 Index and International Portfolios are managed by subadvisers selected by the investment adviser, MSIM. All of the other Portfolios are managed by the investment adviser, MSIM.

[ ]  EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

Equity 500 Index Portfolio invests primarily in common stocks included in the S&P 500 Composite Stock Price Index (the "S&P 500 Index")* The S&P 500 Index consists of approximately 500 selected common stocks, most of which are listed in the New York Stock

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Provident Mutual Life Insurance Company and its affiliates and subsidiaries. Equity 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability or investing in the Portfolio. Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large capitalizations.

The Portfolio employs a passive management strategy designed to track the stock composition, on a market capitalization basis, of the S&P 500 Index. The subadviser purchases and sells securities for the Portfolio in an attempt to produce investment results that substantially duplicate the performance of the common stocks represented in the S&P 500 Index.

The Portfolio expects to substantially replicate the composition of the S&P 500 Index.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Equity 500 Index Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

Equity 500 Index Portfolio commenced operations on February 7, 2000. Accordingly, we did not include a bar chart and average annual return information for the Portfolio.

[ ]  INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE -- LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF MARKETABLE EQUITY SECURITIES OF ESTABLISHED FOREIGN ISSUER COMPANIES

PRIMARY INVESTMENT STRATEGIES

International Portfolio invests primarily in equity securities of established foreign issuer companies or of companies organized in the United States having their principal activities and interests outside the United States that the subadviser believes have potential for long-term capital growth. Many of these securities are non-U.S. dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments. The Portfolio's subadviser uses a VALUE-ORIENTED investing strategy, which is discussed on pages 3-4, to select investment for the Portfolio.

Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

    -  Australia

    -  Canada

    -  France

    -  Japan

    -  The United Kingdom

    -  Germany

International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, and GDRs (see "Investment Techniques"). International Portfolio may invest in restricted securities, including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates.

The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries. Emerging market countries are undergoing rapid development and may lack the social, political and economic stability characteristic of more developed countries.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in International Portfolio by showing changes in the Portfolio's performance from year to year over an 8-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                              INTERNATIONAL PORTFOLIO
                                                              -----------------------
                                                    1992              -7.30%
                                                    1993              36.11%
                                                    1994               0.26%
                                                    1995              14.31%
                                                    1996              10.89%
                                                    1997               9.66%
                                                    1998              10.13%
                                                    1999              29.33%

During the 8-year period shown in the bar chart, the highest return for a quarter was [15.71%] (quarter ended December 31, 1998) and the lowest return for a quarter was [16.25%] (quarter ended September 30, 1998).


                        AVERAGE ANNUAL TOTAL RETURNS                                PAST 5
                 (for the periods ended December 31, 1999)       PAST ONE YEAR       YEARS       FROM INCEPTION(1)
               -------------------------------------------       -------------       -----       ---------------
               International Portfolio.....................         29.33%          14.64%            11.50%
               EAFE Index..................................         26.97%          12.83%            10.73%


(1)      The Portfolio commenced operations on November 1, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- A HIGH LEVEL OF LONG-TERM CAPITAL APPRECIATION

PRIMARY INVESTMENT STRATEGIES

Mid Cap Growth Portfolio invests primarily in:

       - mid cap companies whose earnings the subadviser expects to grow at a faster rate than the average company

       - mid cap companies are those companies whose market capitalization falls within the range of companies in the S&P Mid Cap 400 Index or the Wilshire Mid Growth Index



PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Mid Cap Growth Portfolio invests in securities that generally entail above-average MARKET RISK and FINANCIAL risk. The Portfolio also is subject to MID CAP COMPANY RISK. The stocks of mid cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

As a "growth" investor, the Subadviser believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments, the Subadviser generally favors companies that:

       - have proven products or services; have a record of above average earnings growth;
       - have demonstrated potential to sustain earnings growth; operating in industries experiencing increasing demand; or
       - have stock prices that appear to undervalue their growth prospects.


While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives. To the extent that the Portfolio invests in certain securities, Mid Cap Growth Portfolio assumes additional risks relating to ADRs, GDRs, and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities). Securities of foreign issuers and non-U.S. dollar securities entail risks not associated with domestic securities or U.S. dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates. Fund investments in futures and options, if any, are subject to additional volatility and potential losses.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

MANAGER CHANGE

Effective [December 1, 2000] the Portfolio's name was changed from Aggressive Growth to Mid Cap Growth Portfolio. The performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to [December 1, 2000], when the current investment adviser and subadviser assumed responsibilities for the management of the assets. The current subadviser's performance is compared with two new indices: the S&P Mid Cap 400 Index and the Wilshire Mid Growth Index. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would have differed from the above-presented financial information.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below are intended to provide an indication of the risks of investing in Mid Cap Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                      MID CAP GROWTH PORTFOLIO*
                                      -------------------------
                         1990                   10.77%
                         1991                   56.33%
                         1992                    2.58%
                         1993                    5.20%
                         1994                    0.00%
                         1995                   13.48%
                         1996                   21.00%
                         1997                   21.21%
                         1998                    7.99%
                         1999                   15.96%

During the 10-year period shown in the bar chart, the highest return for a quarter was 27.72% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.51% (quarter ended September 30, 1990).

                           AVERAGE ANNUAL TOTAL RETURNS
                     (for the periods ended December 31, 1999)         PAST ONE
                                                                        YEAR         PAST 5 YEARS  PAST 10 YEARS
                         -----------------------------------          --------       ------------  -------------

                   Mid Cap Growth Portfolio*...................        15.96%           15.82%        14.56%
                   Russell 2000 Index**........................        21.36%           16.78%        13.44%
                   S&P Mid Cap 400.............................        14.72%           23.05%         N/A
                   Wilshire Mid Growth                                 62.35%           26.30%        17.85%

* Formerly named "Aggressive Growth Portfolio and managed by another adviser.

** Price appreciation only.

The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  Balanced Portfolio

INVESTMENT OBJECTIVE -- AS HIGH A LEVEL OF LONG-TERM TOTAL RATE OF RETURN AS IS CONSISTENT WITH PRUDENT INVESTMENT RISK

PRIMARY INVESTMENT STRATEGIES
Balanced Portfolio's equity portion is invested primarily in equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or trade in the over-the-counter markets. The Portfolio's subadviser uses a GROWTH-ORIENTED strategy as described on page 3. The subadviser believes that these companies tend to fall into two categories:

         - High Unit Volume Growth -- vital, creative companies that offer goods or services to a rapidly expanding marketplace. These companies include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

         - Positive Life Cycle Changes -- companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger or acquisition.

The subadviser focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities that appear to have some potential for capital appreciation. Normally, the Portfolio invests in common stocks and fixed-income securities that include commercial; paper and bonds rated within the 4 highest rating categories by an established rating agency or, if not rated, that are determined by the subadviser to be of comparable quality. Ordinarily, at least 25% of the Portfolio's net assets are invested in fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Generally Balanced Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that the Portfolio invests in "growth" stocks, your investment may be more volatile than if you had invested in other types of investments you could make. The returns of a fund concentrating in "growth" stocks tend to vary more than the returns of a fund concentration in "value" stocks; prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political, and economic developments than other stocks. All of these factors make growth-stock prices more volatile than the prices of value stocks. Because the Portfolio may buy a security and sell it in a relatively short time to take advantage of current gains, the Portfolio may assume additional risks relating to SHORT-TERM TRADING. Short-term trading may result in higher turnover and transaction expenses for the Portfolio.

The fixed-income portion of the Portfolio is subject to additional risks, including the sensitivity of these securities to interest-rate movements and the potential for a decline in the Portfolio's market value in the event of an issuer's falling credit rating or actual default.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

MANAGER CHANGE

Effective [December 1, 2000] the Portfolio's name was changed from Managed to Balanced Portfolio. The performance presented below represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to [December 1, 1999] when the current investment adviser and subadviser assumed responsibilities for the management of the assets. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would have differed from the above-presented financial information.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in Balanced Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                                  BALANCED PORTFOLIO*
                                                                  -------------------
                                                      1990             - 8.61%
                                                      1991              20.49%
                                                      1992              11.96%
                                                      1993              11.62%
                                                      1994             - 1.82%
                                                      1995              24.43%
                                                      1996              11.88%
                                                      1997              21.23%
                                                      1998              12.54%
                                                      1999               0.75%

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.85% (quarter ended September 30, 1990).

                           AVERAGE ANNUAL TOTAL RETURNS
                         (for the periods ended December 31,           PAST ONE
                                      1999)                             YEAR         PAST 5 YEARS  PAST 10 YEARS
                         ------------------------------------          ---------     -----------   -------------
                   Balanced Portfolio*.........................         0.75%           13.86%         9.96%
                   S&P 500 Index...............................        21.06%           28.58%        18.18%
                   Lehman Aggregate Bond Index.................        -0.82%           7.74%          7.86%

* Formerly, "Managed" Portfolio, and managed by a different adviser.

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  Bond Portfolio

INVESTMENT OBJECTIVE -- A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK

PRIMARY INVESTMENT STRATEGIES

Bond Portfolio invests primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers. The Portfolio's subadviser use active fixed income management by focusing on four key areas: sector and sub-sector allocation; issue selection; duration; and term structure.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that the Portfolio invests in certain securities, Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and these issuers may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

MANAGER CHANGES

The performance presented represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to [December 1, 2000] when the current investment adviser and subadviser assumed responsibilities for the management of the assets. If the current investment adviser and subadviser had managed the Portfolio for the periods presented, the performance would likely have differed from the below-presented financial information.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in Bond Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                                    BOND
                                                                 PORTFOLIO*
                                                                 ----------
                                                       1990         7.70%
                                                       1991        13.93%
                                                       1992         5.95%
                                                       1993        10.32%
                                                       1994        -5.62%
                                                       1995        20.45%
                                                       1996         2.86%
                                                       1997         9.50%
                                                       1998         8.22%
                                                       1999        -3.31%

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).

                           AVERAGE ANNUAL TOTAL RETURNS
                         (for the periods ended December 31,           PAST ONE
                                      1999)                             YEAR         PAST 5 YEARS  PAST 10 YEARS
                         ------------------------------------         ---------      ------------  -------------
                   Bond Portfolio*.............................        -3.31%          7.26%          6.75%
                   Lehman Aggregate Bond Index.................        -0.82%          7.74%          7.86%

* Prior to December 1, 2000, managed by a different adviser.

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  Money Market Portfolio

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES

Money Market Portfolio invests exclusively in U.S. dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.

All of Money Market Portfolio's money market instruments mature in 397 days (13 months) or less. The average maturity of these securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable net asset value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by a nationally recognized statistical rating organization ("Rating Agency"), and 95% of the Portfolio's assets are rated in the highest category (or its unrated equivalent) by a Rating Agency. A more detailed description of the rating categories is contained in the SAI and the Appendix to the SAI.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities, which may be considered "opportunity" risk. In addition, the yield of the Portfolio varies with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of your investment in the Portfolio.

To the extent that the Portfolio invests in certain securities, Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, these risks may be lessened by the high quality of the securities in which the Portfolio invests.

These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

MANAGER CHANGES

The performance presented represents the Portfolio's performance under different investment strategies and managed by a different investment adviser prior to [December 1, 2000] when the current investment adviser assumed responsibilities for the management of the assets. If the current investment adviser had managed the Portfolio for the periods presented, the performance might have differed from the above-presented financial information.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in Money Market Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                            MARKET STREET FUND, INC.

                                   [BAR CHART]

                                                               MONEY MARKET
                                                                 PORTFOLIO*
                                                                 ----------
                                                   1990            8.00%
                                                   1991            5.69%
                                                   1992            3.18%
                                                   1993            2.59%
                                                   1994            3.81%
                                                   1995            5.61%
                                                   1996            5.15%
                                                   1997            5.33%
                                                   1998            5.29%
                                                   1999            4.91%

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.97% (quarter ended June 30, 1990) and the lowest return for a quarter was 0.62% (quarter ended June 30, 1993). The Portfolio's seven-day yield was 5.53% for the period ended December 31, 1999.

                           AVERAGE ANNUAL TOTAL RETURNS
                         (FOR THE PERIODS ENDED DECEMBER 31,        PAST ONE
                          1999)                                        YEAR         PAST 5 YEARS  PAST 10 YEARS
                       -----------------------------------           --------       ------------  -------------
                   Money Market Portfolio*.....................         4.91%           5.26%          4.95%
                   Salomon Smith Barney 3-Month Treasury Index.         4.74%           5.21%          5.06%

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      RISKS OF INVESTING IN THE PORTFOLIOS

Each Portfolio is subject to the risk that the Portfolio may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in the Portfolio. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments. Except for Money Market Portfolio, each Portfolio's price per share will fluctuate based on changed in the market prices of the underlying investments that each Portfolio holds.

Because each Portfolio invests in a different mix of securities and employs a different strategy for achieving the Portfolio's goals, the risks associated with each Portfolio vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. These risks include:

CORRELATION RISK. A measure of how closely two variables move together through time. For example, utility stocks tend to have a high degree of correlation because many of the same economic forces influence their share prices. Conversely, gold stock prices are not closely correlated with utility stock prices because they are influenced by very different factors. In building a diversified portfolio, investors often try to combine investments that are not closely correlated with one another.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's investments and, therefore, the value of its portfolio even if the foreign stock has not declined in value in its own currency. For example:

    - A decline in the U.S. dollar value of other currencies would reduce the value of certain portfolio investments denominated in those currencies

    - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before the interest is paid to shareholders.

EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-U.S. DOLLAR SECURITIES. Investments in the securities of foreign issuers or investments in non-U.S. dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. These investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets and on certain occasions, these procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct these transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

All Portfolios except Money Market Portfolio may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience, and limited trading volume of the securities markets in certain of these countries may also make investments in these countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.

HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of these securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than higher quality debt instruments, particularly lower quality debt instruments rated below investment-grade, but with the higher interest rate comes higher risks. Lower quality debt instruments may have the following characteristics:

    - Are speculative with only an adequate capacity to pay principal and interest;

    - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

    - Are issued by entities whose ability to make principal and interest payments is more likely than entities issuing higher-rated debt instruments to be affected by changes in economic conditions or other circumstances;

    - Have limited prospects for reaching investment-grade standing and, although unlikely, may be in default;

    - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

    - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price these securities or other investments are valued.

MANAGEMENT RISK. The risk a strategy that a Portfolio's adviser or subadviser uses does not produce the intended result. For example, the adviser's or subadviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses that are attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity when the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses that are directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. These smaller companies may have limited product lines, markets, or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

MID CAP COMPANY RISK. The stocks of mid cap companies entail greater risk and are usually more volatile than the shares of larger companies.

GROWTH STOCK RISK. Growth stocks can be volatile for several reasons. Since they usually reinvest a high portion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment. The risk may be exaggerated in volatile markets.

                             INVESTMENT TECHNIQUES


The Portfolios are permitted to use, within limits established by the Fund's Board, certain other securities and investment practices that may have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

      SECURITY OR PRACTICE                               DESCRIPTION                                      RELATED RISKS
-------------------------------          --------------------------------------------       ---------------------------------------

American Depositary Receipts             ADRs are receipts typically issued by a            Market, currency, information, natural
(ADRs)                                   U.S. financial institution which evidence          event, and political risks (i.e., the
                                         ownership of underlying securities of              risks of investing in foreign issuers
                                         foreign corporate issuers.  Generally,             and non-U.S. dollar securities).
                                         ADRs are in registered form and are
                                         designed for trading in U.S. markets.
-------------------------------          --------------------------------------------       ---------------------------------------

Borrowing                                The borrowing of money directly from banks         Credit risk and interest rate risks.
                                         or through reverse repurchase agreements.
                                         No Portfolio will borrow money for
                                         leveraging purposes.
-------------------------------          --------------------------------------------       ---------------------------------------

Writing Covered Call Option              A call option is the right to purchase a           Interest rate, market, hedging,
Contracts on Securities                  security for an agreed-upon price at any           correlation, liquidity, credit, and
                                         time prior to an expiration date. By
                                         opportunity risks. writing (selling) a call
                                         option, a Portfolio gives this right to a
                                         buyer for a fee. A "covered" call option
                                         contract is one where the Portfolio owns the
                                         securities subject to the option so long as
                                         the option is outstanding.
-------------------------------          --------------------------------------------       ---------------------------------------

Emerging Market Securities               Any securities primarily traded on                 Credit, market, currency, information,
                                         exchanges (or other markets) located in,           liquidity, interest rate, valuation,
                                         or issued by companies organized or                natural event, and political risks and
                                         primarily operating in, countries with             the risks of investing in securities of
                                         emerging economies and/or securities               foreign issuers and non-dollar
                                         markets (typically located in Asia, the            securities.
                                         Asia-Pacific region, Eastern Europe, Central
                                         and South America and Africa).
-------------------------------          --------------------------------------------       ---------------------------------------

European and Global Depositary           EDRs and GDRs are receipts evidencing an           Market, currency, information, natural
Receipts (EDRs and GDRs)                 arrangement with a non-U.S. financial              event, and political risks (i.e., the
                                         institution similar to that for ADRs and           risks of investing in securities of
                                         are designed for use in non-U.S.                   foreign issuers and non-dollar
                                         securities markets. EDRs and GDRs are not          securities).
                                         necessarily quoted in the same currency as
                                         the underlying security.
-------------------------------          --------------------------------------------       ---------------------------------------

Securities of Foreign Issuers            Securities of (1) companies organized              Market, currency, information, interest
                                         outside the United States, (2) companies           rate, natural event, and political
                                         whose securities are principally traded            risks.
                                         outside the United States, and (3) foreign
                                         governments or agencies and instrumentalities
                                         of foreign governments.
-------------------------------          --------------------------------------------       ---------------------------------------

Foreign Money Market Securities          Short-term debt obligations issued by              Market, currency, information, interest
                                         foreign financial institutions or by               rate, natural event, and political
                                         foreign branches of U.S. financial                 risks.
                                         institutions or foreign issuers.
-------------------------------          --------------------------------------------       ---------------------------------------

Forward Foreign Currency                 Contracts involving the right or                   Currency, liquidity, credit and leverage
Exchange Contracts                       obligation to buy or sell a given amount           risks. When used for hedging, also has
                                         of foreign currency at a specified price           hedging, correlation, and opportunity
                                         and future date.                                   risks.
-------------------------------          --------------------------------------------       ---------------------------------------

Illiquid Assets                          An investment that is difficult or                 Liquidity, valuation and market risks.
                                         impossible to sell at approximately the
                                         time that a Portfolio would like to sell
                                         it for the price at which the investment
                                         is  valued.
-------------------------------          --------------------------------------------       ---------------------------------------

Mortgage-Backed Securities               Securities backed by pools of mortgages,           Credit, extension, prepayment, and
                                         including pass-through certificates and            interest rate risks.
                                         collateralized mortgage obligations (CMOs).
-------------------------------          --------------------------------------------       ---------------------------------------

      SECURITY OR PRACTICE                               DESCRIPTION                                      RELATED RISKS
----------------------------------        --------------------------------------------        -------------------------------------
Mortgage Dollar Rolls                     A Portfolio sells securities for delivery           Interest rate and prepayment, risks.
                                          in the current month and simultaneously
                                          contracts with the same counterparty to
                                          repurchase similar securities on a
                                          specified future date.  The Portfolio may
                                          benefit to the extent of any difference
                                          between the price received for securities
                                          sold and the lower forward price for the
                                          future purchase or fee income plus the
                                          interest earned on the cash proceeds of
                                          the securities sold until the settlement
                                          date of the forward purchase.
----------------------------------        --------------------------------------------        -------------------------------------

Non-Dollar Securities                     Securities issued, denominated or quoted            Currency and liquidity risks.
                                          in foreign currencies.
----------------------------------        --------------------------------------------        -------------------------------------

Lower Quality Debt Instruments            Debt securities rated BB+ and below by S&P          Credit, market, liquidity, valuation,
                                          or Ba1 and below by Moody's (or by other            and information risks, and risks of
                                          rating agencies such as Fitch, or                   investing in lower-quality debt
                                          comparable unrated securities (see the              instruments.
                                          Appendix to the SAI)).
----------------------------------        --------------------------------------------        -------------------------------------

Asset-Backed Securities                   Securities backed primarily by pools of             Credit, extension, prepayment, and
                                          non-mortgage related collateral such as             interest rate risks.
                                          credit cards, auto loans, equipment lease
                                          receivables, etc.
----------------------------------        --------------------------------------------        -------------------------------------

Equity Interests in Real Estate           Pooled investment vehicles that invest              Credit, market, financial, prepayment,
Investment Trusts (REITs)                 primarily in income producing real estate           extension, and interest rate risks.
                                          or real estate related loans or interests.
                                          REITs may include operating companies that
                                          invest in and manage income-producing real
                                          estate or real estate-related businesses.
----------------------------------        --------------------------------------------        -------------------------------------

Repurchase Agreements                     The purchase of a security that the issuer          Credit risk.
                                          agrees to buy back later at the same price
                                          plus interest.
----------------------------------        --------------------------------------------        -------------------------------------

Reverse Repurchase Agreements             The lending of short-term debt securities,          Leverage and credit risks.
                                          often used to facilitate borrowing.
----------------------------------        --------------------------------------------        -------------------------------------

Securities Lending                        The lending of securities to financial              Credit risk.
                                          institutions, which provide a Portfolio
                                          with cash, or other liquid debt or equity
                                          securities as collateral.
----------------------------------        --------------------------------------------        -------------------------------------

Short-Term Trading                        Selling a security shortly after purchase           Market risk.
                                          or repurchasing it shortly after it was sold
                                          (which can lead to higher turnover and
                                          transaction expenses).
----------------------------------        --------------------------------------------        -------------------------------------

Small Capitalization Companies            Smaller companies included in the Wilshire          Market and small company risk.
                                          5000 equity universe that rank typically
                                          from number 751 to number 2,500 by market
                                          capitalization.
----------------------------------        --------------------------------------------        -------------------------------------

----------------------------------        --------------------------------------------        -------------------------------------

Mid Capitalization Companies              Mid Cap companies include those companies           Market and Mid cap Company Risk
                                          whose market capitalization falls within the
                                          range of companies in the S&P 400 Index or
                                          Wilshire Mid Growth Index
----------------------------------        --------------------------------------------        -------------------------------------

Standard & Poor's Depositary              SPDRs are securities that represent                 Market, hedging or speculation,
Receipts ("SPDRs")                        ownership in a long-term unit investment            leverage, correlation, liquidity,
                                          trust that holds a portfolio of common stocks       and opportunity.
                                          designed to track the performance of the S&P
                                          500 Index.
----------------------------------        --------------------------------------------        -------------------------------------

Stock Index Futures Contracts             An agreement to buy or sell a specific              Market, hedging or speculation,
and Options on Futures Contracts          amount of a stock index at a particular             leverage, correlation, liquidity,
                                          price on a stipulated future date. Unlike an        and opportunity.
                                          option, a futures contract obligates the
                                          buyer to buy and the seller to sell the
                                          underlying commodity or financial instrument
                                          at the agreed-upon price and date or to pay
                                          or receive money in an amount equal to such
                                          price. An option on a futures contract gives
                                          the portfolio the right, for a specified
                                          price, to sell or to purchase the underlying
                                          futures contract at any time during the
                                          option period.
----------------------------------        --------------------------------------------        -------------------------------------

When-Issued Securities and                The purchase and sale of securities for             Market, opportunity, interest rate,
Forward Commitments                       delivery at a future date; market value             credit, and leverage risks.
                                          may change before delivery.
----------------------------------        --------------------------------------------        -------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain securities and practices that may be somewhat more risky, as a percentage of portfolio assets.

                                     ALL       ALL     ALL       ALL
                            ALL      PRO       PRO     PRO       PRO
                            PRO     LARGE     LARGE   SMALL     SMALL   EQUITY
                          BROAD      CAP       CAP     CAP       CAP     500      INTER-     MID CAP                       MONEY
                          EQUITY    GROWTH    VALUE   GROWTH    VALUE   INDEX    NATIONAL    GROWTH     BALANCED   BOND    MARKET
                          ------    ------    -----   ------    -----   -----    --------    ------     --------   ----    ------
INVESTMENT PRACTICES

Borrowing; Reverse
Repurchase Agreements..     30        30       30       30       30       30       30         30          30       30       30
                            --        --       --       --       --       --       --         --         ---      ---       --
Mortgage Dollar Rolls..      x         x        x        x        x        x        x          x           #        #        x
                            --        --       --       --       --       --       --         --         ---      ---       --
Repurchase Agreements..      #         #        #        #        #        #        #          *           #        #        #
                            --        --       --       --       --       --       --         --         ---      ---       --
REITs..................      #         #        #        #        *        #        #          #           #        #        #
                            --        --       --       --       --       --       --         --         ---      ---       --
Securities Lending.....     30        30       30       30       30       30       30         30          30       30       30
                            --        --       --       --       --       --       --         --         ---      ---       --
Short-term Trading.....      *         *        *        *        *        *        *          *           *        *        *
                            --        --       --       --       --       --       --         --         ---      ---       --
Smaller Capitalization
Companies..............      #         #        #        #        #        #        #          #           #        x        x
                            --        --       --       --       --       --       --         --         ---      ---       --
When-Issued Securities;     10        10       10       10       10       10       10         10          10       10       10
Forward Commitments(1).
                            --        --       --       --       --       --       --         --         ---      ---       --
CONVENTIONAL SECURITIES

ADRs, EDRs and GDRs....      *         #        #        #        #        #        *          #           #        x        x
                            --        --       --       --       --       --       --         --         ---      ---       --
Lower Quality Debt           x         x        x        x        x        x        x          x         252      252        x
Instruments............
                            --        --       --       --       --       --       --         --         ---      ---       --
Securities of Foreign
Issuers and Non-U.S.
Dollar Securities......     25        25       25       25       25       25        #         25          25       25       25
                            --        --       --       --       --       --       --         --         ---      ---       --
Emerging Market
Securities.............      #         #        #        #        #        #        #          #           #        #        x
                            --        --       --       --       --       --       --         --         ---      ---       --
Illiquid Assets(1).....     15        15       15       15       15        x       15         15          15       15       10
                            --        --       --       --       --       --       --         --         ---      ---       --
DERIVATIVE SECURITIES
AND CONTRACTS

Covered Call Option
Contracts                   25        25       25       25       25       25       25         25          25        x        x
                            --        --       --       --       --       --       --         --         ---      ---       --
Forward Foreign
Currency Exchange
Contracts..............      #         #        #        #        #        #        #          #           #        #        x
                            --        --       --       --       --       --       --         --         ---      ---       --
Mortgage-Backed              x         x        x        x        x        x        x          x           #        #        x
Securities.............
                            --        --       --       --       --       --       --         --         ---      ---       --
Standard & Poor's
Depositary Receipts....      #         #        #        #        #        #        x          #           #        x        x
                            --        --       --       --       --       --       --         --         ---      ---       --
Stock Index Futures          #         #        #        #        #        #        #          #           #        x        x
Contracts..............
                            --        --       --       --       --       --       --         --         ---      ---       --

(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

(3) Excluding ADRs or other U.S. dollar-denominated securities of foreign issuers.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

# A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

x An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

INVESTMENT ADVISER

Under the terms of the investment advisory agreement, Market Street Investment Management Company ("MSIM" or the "adviser"), at MSIM's own expense and subject to the supervision of the Fund's board of trustees, provides each Portfolio with investment advice and manages, or arranges for the management of, the investment and reinvestment of a Portfolio's assets. MSIM also performs research services and evaluates statistical and financial data relevant to a Portfolio's investment policies, and provides the Fund's Board with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to MSIM is described in the table below.

ALL PRO BROAD EQUITY, ALL PRO LARGE CAP GROWTH, ALL PRO LARGE CAP VALUE, ALL PRO SMALL CAP GROWTH, AND ALL PRO SMALL CAP VALUE PORTFOLIOS. As the investment adviser, MSIM uses a "manager-of-managers" approach for the All Pro Portfolios through which MSIM allocates each All Pro Portfolio's assets among two or more "specialist" investment subadvisers. MSIM selects subadvisers for an All Pro Portfolio based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and, therefore, MSIM does not anticipate frequent changes in investment subadvisers. Criteria for employment of investment subadvisers include, but are not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, long term above-average performance, an ability to preserve capital in declining markets, and the expertise and level of service of the investment subadviser's staff and organization. Investment subadvisers may have different investment styles and security selection disciplines.

MSIM selects subadvisers for an All Pro Portfolio that MSIM believes can invest segments of the Portfolio in a manner such that the Portfolio overall will have characteristics and performance dynamics similar to the applicable Wilshire-style benchmark index. To this end, MSIM may select subadvisers that specialize in some but not necessarily all of the securities comprising the benchmark index. By using more than one subadviser, MSIM can acquire the expertise believed to result in optimal performance for the Portfolio.


MSIM monitors the performance of each investment subadviser and of each All Pro Portfolio. To the extent MSIM deems it appropriate to achieve a Portfolio's investment objective, MSIM reallocates Portfolio assets among individual subadvisers or recommends to the Fund that a Portfolio employ or terminate particular investment subadvisers. The Fund and MSIM may employ or terminate subadvisers without shareholder approval. In the event that a new subadviser is employed for a Portfolio segment, investors in that Portfolio will be sent additional information about the subadviser. Typically a new subadviser will restructure the investment holdings of the Portfolio segment in accordance with the new subadviser's investment style and approach. For a new subadviser who manages 50% of the Portfolio, the result could be a portfolio turnover rate from 25% to 50% of the Portfolio. Higher portfolio turnover rates cause increased brokerage expenses and other acquisition costs, which, in turn, can have a negative impact on the All Pro Portfolio's short-term performance. The adviser believes that a new subadviser's longer-term performance can more than compensate for the increased brokerage expenses and other acquisition costs.


MSIM has retained Wilshire Associates Incorporated (Wilshire) as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for each All Pro Portfolio. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro

Portfolios or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, MSIM has selected each of the subadvisers listed below.

SUBADVISERS TO ALL PRO BROAD EQUITY PORTFOLIO. The assets of All Pro Broad Equity Growth Portfolio are managed in part by Alliance Capital Management L.P. ("Alliance"), in part by Sanford C. Bernstein & Co., LLC. ("Bernstein"), in part by Husic Capital Management ("Husic"), and in part by Reams Asset Management Company, LLC ("Reams").

    Alliance. Alliance, an experienced large-capitalization manager with global resources. Alliance, is located at_1345 Avenue of the Americas, New York, New York, currently manages approximately $388 billion in assets.

    Bernstein. Bernstein has over 30 years of experience in managing large cap value money for institutional clients and high net worth individuals. Bernstein, which is located at 767 Fifth Avenue, New York, New York 10153, currently manages approximately $85 billion in assets.

    Husic. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $4 billion on behalf of institutions and individuals.

    Reams. Reams, located at 227 Washington Street, Columbus, Indiana, provides investment management services primarily to institutional clients. Reams offers primarily small-cap and small- to mid cap value products for its clients and has approximately $8 billion in assets under management.

SUBADVISERS TO ALL PRO LARGE CAP GROWTH PORTFOLIO. The assets of All Pro Large Cap Growth Portfolio are managed in part by Alliance and in part by Geewax, Terker & Co. ("Geewax").

    Alliance. Alliance, which is described above, serves as one of All Pro Large Cap Growth Portfolio's subadvisers.

    Geewax. Geewax has expertise in large-capitalization growth equity management. Geewax is located at 99 Starr St., Phoenixville, Pennsylvania and provides portfolio management for approximately $8 billion in assets.

SUBADVISERS TO ALL PRO LARGE CAP VALUE PORTFOLIO. The assets of All Pro Large Cap Value Portfolio are managed in part by Mellon Equity Associates, LLP ("Mellon Equity") and in part by Bernstein.

    Mellon Equity. Mellon Equity, located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania is a Pennsylvania limited liability partnership. Mellon Bank, N.A. is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity. MMIP, Inc. is a wholly owned subsidiary of Mellon Bank, N.A. Mellon Equity manages all of its own research, portfolio management, marketing and client contact. Mellon Equity manages approximately $39 billion in assets.

    Bernstein. Bernstein, which is described above, serves as another of All Pro Large Cap Value Portfolio's subadvisers..

SUBADVISERS TO ALL PRO SMALL CAP GROWTH PORTFOLIO. The assets of All Pro Small Cap Growth Portfolio are managed in part by Husic and in part by Lee Munder Investments, Ltd.").

    Husic. Husic, which is described above, serves as one of All Pro Small Cap Growth Portfolio's subadvisers.

    Lee Munder. Lee Munder is located at 200 Clarendon Street, Boston, Massachusetts. Lee Munder emphasizes companies that have established a pattern of business success: above average growth, superior financial characteristics, superior business positions, and strong management. Lee Munder has approximately $400 million in assets under management.

SUBADVISERS TO ALL PRO SMALL CAP VALUE PORTFOLIO. The assets of All Pro Small Cap Value Portfolio are managed in part by Reams and in part by Sterling Capital Management Company ("Sterling").

    Reams. Reams, which is described above, serves as one of All Pro Small Cap Value Portfolio's subadvisers.

    Sterling. Sterling, located at 301 South College Street, Charlotte, North Carolina, offers a small capitalization approach that focuses on the intrinsic worth of companies based on their normalized free cash flow. Sterling has total assets under management of approximately $3.4 billion.

EQUITY 500 INDEX, INTERNATIONAL, MID CAP GROWTH, BALANCED, BOND, AND MONEY MARKET PORTFOLIOS. MSIM also serves as investment adviser for Equity 500 Index, International, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios. To manage the investments of the assets of these Portfolios, MSIM has engaged the following subadvisers, as listed below, each of whom serves subject to the general oversight of the Fund's Board of Trustees and subject to the monitoring and supervision of MSIM.

State Street Global Advisors ("SSgA") has been engaged to manage the investments of Equity 500 Index Portfolio's assets. SSgA has approximately $738 billion in assets under management. SSgA is located at One International Place, Boston, MA 02110.

The Boston Company Asset Management, LLC ("TBC") has been engaged to manage the investments of International Portfolio's assets. TBC is located at One Boston Place, Boston, MA 02108. TBC has assets under management of approximately $26 billion.

T. Rowe Price Associates, Inc. ("T. Rowe Price") has been engaged by MSIM to manage the investments of Mid Cap Growth Portfolio's assets. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD. T. Rowe Price has assets under management of approximately $179 billion.

Fred Alger Management Inc. ("Fred Alger") has been engaged to manage the investments of Balanced Portfolio's assets. Fred Alger is located at 1 World Trade Center, New York, New York. Fred Alger has assets under management of approximately $21 billion.

Western Asset Management Company ("Western Asset") has been engaged to manage the investments of Bond Portfolio's assets. Western Asset is located at 117 East Colorado Blvd., Pasadena, CA. Western Asset has assets under management of approximately $65 billion.


COMPENSATION OF MSIM

                                                              FEE PAID IN 1999            MAXIMUM
                                                              (AS % OF AVERAGE          ANNUAL RATE
                                                                 DAILY NET           (AS % OF AVERAGE
                     PORTFOLIO                   ADVISER          ASSETS)*           DAILY NET ASSETS)
                     ---------                   -------          --------           -----------------
                     All Pro Broad Equity ...     MSIM             0.32%**                 0.50%
                     All Pro Large Cap Growth     MSIM             0.70%                   0.70%
                     All Pro Large Cap Value.     MSIM             0.70%                   0.70%
                     All Pro Small Cap Growth     MSIM             0.90%                   0.90%
                     All Pro Small Cap Value.     MSIM             0.90%                   0.90%
                     Equity 500 Index........     MSIM             N/A***                  0.24%
                     International...........     MSIM             0.75%                   0.75%

                     Mid Cap Growth..........     MSIM             0.41%                   0.50%
                     Balanced................     MSIM             0.40%                   0.40%
                     Bond....................     MSIM             0.35%                   0.35%
                     Money Market............     MSIM             0.25%                   0.25%

------------

With respect to each of the Portfolios (except the All Pro Portfolios and Money Market Portfolio) the fee payable by a Portfolio to MSIM is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to the Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.

** Fees for 11 months of the 2000 calendar year were paid to the Portfolio's former investment adviser. *** Portfolio commenced operations on February 2, 2000.

PORTFOLIO MANAGERS

ALL PRO PORTFOLIOS. Assets of each All Pro Portfolio are managed by two or more subadvisers that have contracted with MSIM to bring a specific asset management strategy to the management of that Portfolio. Sarah Lange, CFA, President of MSIM, is the principal person responsible for evaluating the performance of subadvisers and recommending their employment or termination. Ms. Lange also serves as Chief Investment Officer and Senior Vice President of Provident Mutual Life Insurance Company. Ms. Lange has a B.A. in Economics from Dickinson College and an M.B.A. from Baruch College of the City University of New York. Ms. Lange is a Chartered Financial Analyst and has been with MSIM since 1983. Ms. Lange has over 20 years investment experience and previous employers include Penn Mutual Life Insurance Company and Mellon Bank.

The table below summarizes the background data with respect to each subadviser's portfolio managers that provide the day-to-day management of the All Pro Portfolios' assets.

ALL PRO BROAD EQUITY AND    Alliance                   Alliance's following professionals have served as portfolio
LARGE CAP GROWTH                                       managers to All Pro Broad Equity and Large Cap Growth Portfolios
PORTFOLIOS:                                            since December 1, 2000: (1) Stephen W. Pelensky, Penn State
                                                       University; M.B.A., University of Pennsylvania; joined Alliance in 1994, began investment experience in 1979; and (2) William D.
                                                       Baird, University of Michigan; M.B.A., New York University;
                                                       joined Alliance in 1994, began investment experience in 1992.

ALL PRO LARGE CAP GROWTH    Geewax:                    Geewax's following investment professionals have served as
PORTFOLIO                                              portfolio managers to All Pro Large Cap Growth Portfolio
                                                       since May 1, 1998: (1) John J. Geewax: B.S., M.B.A., J.D.,
                                                       Ph.D. (ABD),  University of Pennsylvania; joined Geewax in
                                                       1982, began investment experience in 1980; and  (2)
                                                       Christopher P. Ouimet: B.S., Albright College; M.B.A., St.
                                                       Joseph's University; joined Geewax in 1994.

ALL PRO LARGE CAP           Mellon Equity:             Mellon Equity's following investment professionals have
VALUE PORTFOLIO                                        served as portfolio managers to All Pro Large Cap Value
                                                       Portfolio since May 1, 1998: (1) William P. Rydell, CFA:
                                                       degree in Economics, Wabash College; M.B.A., University of
                                                       Michigan; joined Mellon Equity in 1986, began investment
                                                       experience in 1973; (2) Robert A.  Wilk, CFA: B.S. in
                                                       Management and Electrical Engineering, M.I.T.; M.S. in
                                                       Finance, M.I.T.;  joined Mellon Equity in 1990, began
                                                       investment experience in 1971; (3) John R. O'Toole, CFA:
                                                       B.A. in Economics, University of Pennsylvania;  M.B.A. in
                                                       Finance, University of Chicago; Joined Mellon Equity in
                                                       1990, began investment experience in 1979.

ALL PRO BROAD EQUITY AND    Bernstein:                 Bernstein's following investment professionals have served
ALL PRO LARGE CAP VALUE                                as portfolio managers to All Pro Large Cap Value Portfolio
PORTFOLIOS                                             since April 13, 2000 and to All Pro Broad Equity Portfolio since December 1, 2000:  (1) Marilyn G. Fedak, Chief
                                                       Investment Officer and Chairman of the U.S. Equity
                                                       Investment Policy Group at Bernstein since 1972; has
                                                       managed portfolio investments since 1976; joined Bernstein in 1984; B.A. Smith College; M.B.A.,  Harvard Business
                                                       School; and (2) Steven Pisarkiewicz, with Bernstein since
                                                       1989; Senior Portfolio Manager since 1997; B.S.,
                                                       University of Missouri; M.B.A., University of California
                                                       at Berkeley.

ALL PRO BROAD EQUITY AND    Husic:                     Husic's following investment professionals have served as
SMALL CAP GROWTH                                       portfolio managers to All Pro Small Cap Growth Portfolio
PORTFOLIOS:                                            since May 1, 1998 and to All Pro Broad Equity Portfolio
                                                       since December 1, 2000: Frank J. Husic, CFA: B.S.
                                                       Mathematics, Youngstown State University; M.S. in
                                                       Industrial Administration,  Carnegie Mellon University;
                                                       M.A. Economics,  University of Pennsylvania; founded Husic in 1986, began investment experience in 1971; and Ronald
                                                       J. Leong, CFA: B.S. with High Honors in Banking and
                                                       Finance, San Francisco State University; joined Husic in
                                                       1989, began investment experience in 1989.

ALL PRO SMALL CAP GROWTH    Lee Munder:                Lee Munder's following investment professionals have served as
PORTFOLIO                                              portfolio managers to All Pro Small Cap Growth Portfolio since
                                                       August 24, 2000; and these same professionals, while employed for another investment adviser, served as portfolio managers for the Portfolio from May 1, 1998 to August 24, 2000: (1) Nicholas
                                                       S. Battelle, CFA: degrees from Duke University and Columbia
                                                       University Graduate School of Business; joined SAW in 1982 and began investment experience in 1970; and (2) Jonathan F. Stone:
                                                       undergraduate degree from Brown University and M.B.A. Harvard
                                                       University; joined SAW in 1997, began investment experience in
                                                       1990.

ALL PRO BROAD EQUITY AND    Reams:                     Reams' following investment professionals have served as
SMALL CAP VALUE                                        portfolio managers to All Pro Small Cap Value Portfolio
PORTFOLIOS:                                            since December 1999 and to All Pro Broad Equity Portfolio
                                                       since December 1, 2000: (1)  David R. Milroy: B.B.A. and
                                                       M.S., University of Wisconsin; joined Reams in 1990 and
                                                       began investment experience in 1986; (2) Fred W. Reams:
                                                       B.A. and M.A., Western Michigan University;  joined Reams
                                                       in 1981, and began investment experience in 1967.

ALL PRO SMALL CAP VALUE     Sterling:                  Sterling's following investment professionals have served
PORTFOLIO                                              as portfolio managers to All Pro Small Cap Value Portfolio since February 2000:  (1) David M. Ralston: B.S.B.A.,
                                                       Appalachian State University; joined Sterling in 1991; (2)
                                                       Brian R. Walton, CFA: B.S., Indiana University; M.B.A.,
                                                       University of NC-Chapel Hill; joined Sterling in 1995; and
                                                       (3) Eduardo A. Brea, CFA: B.S.  University of Florida;
                                                       M.B.A., University of South Florida; joined Sterling in
                                                       1995.

EQUITY 500 INDEX            SSgA                       Anne Eisenburg, Portfolio Manager and Principal from State
PORTFOLIO                                              Street Global Advisors, uses a sophisticated computer
                                                       program.

INTERNATIONAL PORTFOLIO     TBC                        Sandor Cseh, Senior Vice President and Director of
                                                       International Equities of TBC, and D. Kirk Henry, Senior
                                                       Vice President of TBC, have been the co-managers for
                                                       International Portfolio since 1991.  Mr. Cseh has over 23
                                                       years experience in investment management.  Mr. Henry has
                                                       over 17 years experience in investment management.

MID CAP GROWTH PORTFOLIO    T. Rowe Price              Mid Cap Growth Portfolio is managed by an investment
                                                       advisory committee chaired by Brian Berghuis, Managing
                                                       Director.  Mr. Berghuis and Mr. John Wakeman have been the lead portfolio managers of the Portfolio since December 1,
                                                       2000.  Mr. Berghuis is a Chartered Financial Analyst, and
                                                       has been with T. Rowe Price since 1985.  Mr. Wakeman has
                                                       been with T. Rowe Price since 1989.

BALANCED PORTFOLIO          Fred Alger                 Alger's following investment professionals serve as
                                                       portfolio managers to the Balanced Portfolio: (1) David D.
                                                       Alger: A.B. Harvard University; M.B.A. University of
                                                       Michigan; serves as President and Chief Investment
                                                       Officer, joined Alger in 1971; (2) Ron Tartaro: B.S. and
                                                       M.S. Columbia University; serves as Senior Vice President, joined Alger in 1990; (3) Steve Thumm: B.S. Hofstra
                                                       University; serves as Vice President, joined Alger in 1991.

BOND PORTFOLIO              Western Asset              Western Asset's following investment professionals have
                                                       served as portfolio managers to the Bond Portfolio:  (1)
                                                       S. Kenneth Leech: B.A. University of Pennsylvania; M.B.A.
                                                       Wharton School; serves as Chief Investment Officer, joined firm in 1991; (2) Stephen A. Walsh, Deputy: B.A. Duke
                                                       University; M.B.A. Dartmouth College; serves as Chief
                                                       Investment Officer, joined firm in 1990.

MONEY MARKET PORTFOLIO      MSIM                       Dina M. Welch and Kathleen Larrabee have been the persons
                                                       responsible for the day-to-day management of the Portfolio since December 1, 2000.  Ms. Welch, Vice President, serves as the portfolio manager and has 17 years experience
                                                       managing fixed income investments, including money market
                                                       investments.  Ms. Welch has been employed by MSIM since
                                                       1991.  Ms. Larrabee, Investment Officer, has over 16 years of investment experience and has been employed by MSIM
                                                       since 1999.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of beneficial interest for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for the existing or new portfolios.

Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct the shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the election of trustees and, absent exemptive relief from the requirements of section 15 of the Investment Company Act of 1940, the approval of investment advisory agreements. The Fund currently has section 15 exemptive relief for the All Pro Portfolios and other Portfolios, subject to certain conditions. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, generally are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

DETERMINATION OF NET ASSET VALUE

Each Portfolio's net asset value per share (except Money Market Portfolio) is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day when the New York Stock Exchange is open for business. Money Market Portfolio's net asset value normally is determined once daily on each day that both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. The New York Stock Exchange and the Federal Reserve Bank of Philadelphia are each scheduled to be open Monday through Friday throughout the year, except for certain respective federal bank or national and other holidays. Each Portfolio's net asset value is computed by dividing the sum of the value of the portfolio securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

The value of each Portfolio's securities and assets, except those of Money Market Portfolio and certain short-term debt securities held by other Portfolios, is determined on the basis of their market values. All of the securities and assets of Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by other Portfolios are valued by the amortized-cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's Board of Trustees. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA"); and to variable life insurance separate accounts of certain other insurance companies. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA, or other insurance companies to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. In the future, shares of certain other portfolios may be sold to retail customers but, in that event, would not be sold to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Each Portfolio's price per share is based on the next daily calculation of net asset value after an order is received.

Shares of certain Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contract or contracts are placed in one or more subaccounts of a separate account, and the assets of each separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although these purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of International Portfolio may not be invested by that Portfolio until the day following the execution of the purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each Portfolio will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the current Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital-gain distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.


             For more information about the tax status of the Fund,
                            see "Taxes" in the SAI.

                   APPENDIX A -- TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment adviser and subadvisers to the Portfolios.

    - Market Street Investment Management Company ("MSIM") (formerly, Providentmutual Investment Management Company) serves as investment adviser to the All Pro Portfolios, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond and Money Market Portfolios.

    - The Boston Company Asset Management, LLC ("TBC") serves as investment subadviser to International Portfolio

    - State Street Global Advisors ("SSgA") serves as investment subadviser to Equity 500 Index Portfolio.

    - T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as investment subadviser to Mid Cap Growth Portfolio.

    - Fred Alger Management Inc. ("Fred Alger") serves as investment subadviser to Balanced Portfolio.

    - Western Asset Management Company ("Western Asset") serves as investment subadviser to Bond Portfolio.

    - Several investment subadvisers serve as portfolio managers for the All Pro Portfolios

    - A non-discretionary investment management consultant, Wilshire Associates Incorporated ("Wilshire"), assists MSIM in identifying and evaluating investment subadvisers to the All Pro Portfolios.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States, and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization ("Rating Agency") (e.g. Baa3 or higher by Moody's Investors Service ("Moody's") or BBB -- or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser or a subadviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)

NON-U.S. DOLLAR SECURITIES: Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

                       APPENDIX B -- FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's (except the Equity 500 Index and All Pro Portfolios) financial performance for the past 5 years and for each All Pro Portfolio's financial performance for the periods presented since commencement of operations in 1998. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for each fiscal period has been audited by PricewaterhouseCoopers LLP, independent accountants. The accountants' report, along with the Fund's financial statements, are attached to the SAI, which is available upon request.

                                                                   ALL PRO BROAD EQUITY PORTFOLIO(1)
                                                                          (FOR PERIODS ENDED)
                                                                          -------------------

                                         01/01/00
                                            TO            01/01/99      01/01/98       01/01/97         01/01/96      01/01/95

                                         06/30/00            TO            TO             TO               TO            TO
                                        (UNAUDITED)       12/31/99      12/31/98      12/31/1997(2)     12/31/1996    12/31/1995
                                        -----------       --------      --------      ----------        ----------    ----------
  Net asset value, beginning of
    period                              $   18.94         $  18.82      $  19.46      $  18.10          $  16.36      $  14.00
                                        ---------         --------      --------      --------          --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                       .12              .27           .27           .35               .46           .47
  Net realized and unrealized gain
    (loss) on investments                     .02              .28          1.97          3.49              2.54          3.41
                                        ---------         --------      --------      --------          --------      --------
  Total from investment operations            .14              .55          2.24          3.84              3.00          3.88
                                        ---------         --------      --------      --------          --------      --------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income                        (.26)            (.06)         (.29)         (.38)             (.48)         (.46)
  Dividends to shareholders from net
    capital gains                           (1.19)            (.37)        (2.59)        (2.10)             (.78)        (1.06)
                                        ---------         --------      --------      --------          --------      --------
    Total distributions                     (1.45)            (.43)        (2.88)        (2.48)            (1.26)        (1.52)
                                        ---------         --------      --------      --------          --------      --------
Net asset value, end of period          $   17.63         $  18.94      $  18.82      $  19.46          $  18.10      $  16.36
                                        =========         ========      ========      ========          ========      ========
    Total Returns                             .78%(3)         2.98%        13.70%        24.32%            19.58%        30.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)       276, 899          302,262       315,299       267,389           198,948       161,899
                                        ---------         --------      --------      --------          --------      --------
  Ratios of expenses to average net
    assets (annualized)(4)                    .47%             .48%          .46%          .43%              .50%          .61%
  Ratios of net investment income to
    average net assets (annualized)          1.34%            1.35%         1.53%         2.01%             2.80%         3.20%
  Portfolio turnover rate                      22%              46%           30%          108%               72%           61%

(1) Effective December 1, 2000, "Growth Portfolio" was renamed "All Pro Broad Equity Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.

(3) Total returns for periods less than one year are not annualized.

(4) Expense ratios before reimbursement of expenses by an affiliated insurance company for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996, and 1995 were as follows: 0.47% (annualized), 0.48%,
    0.47%, 0.43%, 0.50%, and 0.61%, respectively.

                                                                                       ALL PRO LARGE CAP
                                                                                       GROWTH PORTFOLIO
                                                                                    (FOR THE PERIODS ENDED)
                                                                                    -----------------------
                                                                        01/01/00
                                                                           TO              01/01/99          05/04/98(1)
                                                                        06/30/00              TO                TO
                                                                       (UNAUDITED)         12/31/99          12/31/98
                                                                       -----------         --------          --------
Net asset value, beginning of period........................              $14.77             $11.77            $10.00
                                                                          ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss).............................                 .01               (.01)              .00
   Net realized and unrealized gain (loss) on investments...                (.04)              3.01              1.77
                                                                          ------             ------            ------
     Total from investment operations.......................                (.03)              3.00              1.77
                                                                          ------             ------            ------
LESS DISTRIBUTIONS:
   Dividends to shareholders from net investment income.....                (.00)              (.00)             (.00)
   Dividends to shareholders from net capital gains.........                (.58)              (.00)             (.00)
                                                                          ------             ------            ------
     Total distributions....................................                (.58)              (.00)             (.00)
                                                                          ------             ------            ------
Net asset value, end of period..............................              $14.16             $14.77            $11.77
                                                                          ======             ======            ======
     Total returns..........................................                (.26)%            25.52%            17.70%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period $(000).........................              50,388             37,961            14,307
   Ratios of expenses to average net assets(annualized)(3)..                 .86%               .89%              .90%
   Ratios of net investment income to average net assets
     (annualized)...........................................                 .09%              (.09)%             .04%
   Portfolio turnover.......................................                  28%                83%               64%

(1) Commencement of operations.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratio before reimbursement of expenses by an affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 were as follows: 0.86% (annualized), 0.89%, and 0.92% (annualized), respectively.


                                                                                       ALL PRO LARGE CAP
                                                                                        VALUE PORTFOLIO
                                                                                    (FOR THE PERIODS ENDED)
                                                                                    -----------------------
                                                                        01/01/00
                                                                           TO               01/01/99         05/04/98(1)
                                                                        06/30/00               TO                TO
                                                                      (UNAUDITED)           12/31/99          12/31/98
                                                                      -----------           --------          --------
Net asset value, beginning of period........................             $  9.98            $  9.90           $ 10.00
                                                                                            -------           -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)..............................                 .05                .09               .07
   Net realized and unrealized gain (loss) on investments....                (.72)               .06              (.17)
                                                                          -------                               -------
     Total from investment operations........................                (.67)               .15              (.10)
                                                                          -------            -------           -------
LESS DISTRIBUTIONS:
   Dividends to shareholders from net investment income......                (.09)              (.07)             (.00)
   Dividends to shareholders from net capital gains..........                (.00)              (.00)             (.00)
                                                                                            -------           -------
     Total distributions.....................................                (.09)              (.07)             (.00)
                                                                          -------            -------           -------
Net asset value, end of period...............................             $ $9.22            $  9.98           $  9.90
                                                                          =======            =======           =======
     Total returns...........................................               (6.74)%(2)          1.49%             (1.0)%(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period $(000)..........................              24,406             24,319            15,616
   Ratios of expenses to average net assets (annualized)(3)..                 .90%               .91%              .95%
   Ratios of net investment income to average net assets
     (annualized)............................................                1.24%              1.07%             1.31%
   Portfolio turnover........................................                  63%                64%               39%

(1) Commencement of operations.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 were as follows: 0.91% (annualized), 0.91%, and 0.97% (annualized), respectively.

                                                                                        ALL PRO SMALL CAP
                                                                                        GROWTH PORTFOLIO
                                                                                     (FOR THE PERIODS ENDED)
                                                                                     -----------------------
                                                                        01/01/00
                                                                           TO               01/01/99          05/04/98(1)
                                                                        06/30/00               TO                TO
                                                                       (UNAUDITED)          12/31/99          12/31/98
                                                                       -----------          --------          --------
Net asset value, beginning of period........................              $18.83             $ 9.80            $10.00
                                                                          ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss).............................                 .04               (.04)             (.01)
   Net realized and unrealized gain (loss) on investments...                1.76               9.07              (.19)
                                                                          ------             ------            ------
     Total from investment operations.......................                1.72               9.03              (.20)
                                                                          ------             ------            ------
LESS DISTRIBUTIONS:
   Dividends to shareholders from net investment income.....                (.00)              (.00)             (.00)
   Dividends to shareholders from net capital gains.........                (.63)              (.00)             (.00)
                                                                                             ------            ------
     Total distributions....................................                (.63)              (.00)             (.00)
                                                                                             ------            ------
Net asset value, end of period..............................              $19.92             $18.83            $ 9.80
                                                                          ======             ======            ======
     Total returns..........................................                9.28%(2)          92.14%            (2.00%)(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period $(000).........................              84,416             45,200             9,685
   Ratios of expenses to average net assets
     (annualized)(3)........................................                1.06%              1.11%             1.24%
   Ratios of net investment income to average net assets
     (annualized)...........................................               (.51)%              (.57)%            (.14)%
   Portfolio turnover.......................................                  52%               114%               82%


(1) Commencement of operations.

(2) Total returns for periods less than one year are not annualized.


(3) Expense ratios before reimbursement of expenses by an affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 were as follows: 1.06% (annualized), 1.11%, and 1.25% (annualized), respectively.

                                                                                        ALL PRO SMALL CAP
                                                                                         VALUE PORTFOLIO
                                                                                     (FOR THE PERIODS ENDED)
                                                                                     -----------------------
                                                                        01/01/00
                                                                           TO               01/01/99          05/04/98(1)
                                                                        06/30/00               TO                TO
                                                                       (UNAUDITED)          12/31/99          12/31/98
                                                                       -----------          --------          --------
Net asset value, beginning of period.........................             $  7.57            $  8.25          $  10.00
                                                                          -------            -------          --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)..............................                 .03                .02               .02
   Net realized and unrealized gain (loss) on investments....                 .10               (.68)            (1.77)
                                                                                            -------          --------
     Total from investment operations........................                 .13               (.66)            (1.75)
                                                                          -------            -------          --------
LESS DISTRIBUTIONS:
   Dividends to shareholders from net investment income......                (.02)              (.02)             (.00)
   Dividends to shareholders from net capital gains..........                (.00)              (.00)             (.00)
                                                                                             -------          --------
     Total distributions.....................................                (.02)              (.02)             (.00)
                                                                                             -------          --------
Net asset value, end of period...............................             $  7.68            $  7.57          $   8.25
                                                                          =======            =======          ========
     Total returns...........................................              (1.80)%(2)          (8.05)%         (17.50%)(2)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period $(000)..........................              15,012             11,300             8,073
   Ratios of expenses to average net assets (annualized)(3)..                1.13%              1.20%             1.28%
   Ratios of net investment income to average net assets
     (annualized)............................................                 .87%               .39%              .48%
   Portfolio turnover........................................                  93%               114%               38%


(1) Commencement of operations.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 were as follows: 1.17% (annualized), 1.21%, and 1.36% (annualized), respectively.

                                                                                           EQUITY 500 INDEX PORTFOLIO
                                                                                                     ----------------

                                                                                                             02/07/00(1)
                                                                                                                   TO
                                                                                                             06/30/00
                                                                                                          (UNAUDITED)
                                                                                                          -----------
Net asset value, beginning of period.............................................................              $10.00
                                                                                                               ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................................................................                 .04
Net realized and unrealized gain (loss) on investments...........................................                 .20
                                                                                                               ------
  Total from investment operations...............................................................                 .24
                                                                                                               ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income.............................................                (.00)
Dividends to shareholders from net capital gains.................................................                (.00)
  Total distributions............................................................................                (.00)
Net asset value, end of period...................................................................              $10.24
                                                                                                               ======
  Total returns..................................................................................                2.40%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).................................................................             397,052
Ratios of expenses to average net assets (annualized)(3).........................................                 .28%
Ratios of net investment income to average net assets (annualized)...............................                1.05%
Portfolio turnover...............................................................................                   3%


(1) Commencement of Operations.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratio before reimbursement of expense by an affiliated insurance company for the period ended June 30, 2000 was as follows: 0.38% (annualized).

                                                                       INTERNATIONAL PORTFOLIO
                                                                         (FOR PERIODS ENDED)
                                        ------------------------------------------------------------------------------------
                                         01/01/00
                                            TO             01/01/99     01/01/98     01/01/97          01/01/96     01/01/95
                                         06/30/00             TO           TO           TO                TO           TO
                                        (UNAUDITED)        12/31/99     12/31/98     12/31/97(2)       12/31/96     12/31/95
                                        ----------         --------     --------     --------          --------     --------
  Net asset value, beginning of
    period.....................             $16.68           $13.85       $13.61       $13.41            $12.86       $11.63
                                            ------           ------       ------       ------            ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........                .13              .19          .15          .11               .11          .16
  Net realized and unrealized gain
    (loss) on investments......               (.23)            3.61         1.14         1.08              1.23         1.45
                                            ------           ------       ------       ------            ------       ------
  Total from investment
    operations.................               (.10)            3.80         1.29         1.19              1.34         1.61
                                            ------           ------       ------       ------            ------       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income..........               (.19)            (.16)        (.10)        (.11)             (.16)        (.07)
  Dividends to shareholders from net
    capital gains..............              (1.91)            (.81)        (.95)        (.88)             (.63)        (.31)
                                                             ------       ------       ------            ------       ------
    Total distributions........              (2.10)            (.97)       (1.05)        (.99)             (.79)        (.38)
                                            ------           ------       ------       ------            ------       ------
Net asset value, end of
    period.....................             $14.48           $16.68       $13.85       $13.61            $13.41       $12.86
                                            ======           ======       ======       ======            ======       ======
    Total Returns..............               (.41%)(1)       29.33%       10.13%        9.66%            10.89%       14.31%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period $(000)..............             87,821           88,796       71,363       62,513            50,955       36,642
  Ratios of expenses to average net
    assets (annualized)(2)......               .94%             .98%        1.00%        1.02%             1.05%        1.15%
  Ratios of net investment income to
    average net assets
    (annualized)...............               1.83%            1.32%        1.18%        1.13%             1.08%        1.21%
  Portfolio turnover...........                 20%              41%          37%          37%               35%          45%

(1) Total returns for periods less than one year are not annualized.

(2) Expense ratios before reimbursement of expenses by an affiliated insurance company and fee waivers by the administrator for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996, and 1995 were as follows: 0.94% (annualized), 0.98%, 1.00%, 1.02%, 1.05%, and 1.15%, respectively.

                                                                     MID CAP GROWTH PORTFOLIO(1)
                                                                          (FOR YEAR ENDED)
                                         -----------------------------------------------------------------------------------
                                          01/01/00
                                             TO            01/01/99     01/01/98     01/01/97          01/01/96     01/01/95
                                          06/30/00            TO           TO           TO                TO           TO
                                         (UNAUDITED)       12/31/99     12/31/98     12/31/97(2)       12/31/96       1995
                                         -----------       --------     --------     --------          --------       ----
  Net asset value, beginning of
    period.....................             $21.97           $21.91       $22.19       $18.52            $17.38       $15.45
                                         -----------       --------     --------     --------          --------       ----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........                .06              .11          .11          .17               .17          .20
  Net realized and unrealized gain
    (loss) on investments......               4.10             2.89         1.50         3.72              3.03         1.86
                                         -----------       --------     --------     --------          --------       ----
  Total from investment
     operations................               4.16             3.00         1.61         3.89              3.20         2.06
                                         -----------       --------     --------     --------          --------       ----
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income..........               (.11)            (.11)        (.18)        (.18)             (.19)        (.00)
  Dividends to shareholders from net
    capital gains..............              (1.81)           (2.83)       (1.71)        (.04)            (1.87)        (.13)
    Total distributions........              (1.92)           (2.94)       (1.89)        (.22)            (2.06)        (.13)
                                         -----------       --------     --------     --------          --------       ----
Net asset value, end
    of period..................             $24.21           $21.97       $21.91       $22.19            $18.52       $17.38
                                         ===========       ========     ========     ========          ========       ====
    Total Returns..............              20.78%(2)        15.96%        7.99%       21.21%            21.00%       13.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period $(000)..............              77,464           62,513       56,495       48,574            34,098       23,822
  Ratios of expenses to average net
    assets (annualized)(2).....                .54%             .57%         .61%         .63%              .68%         .76%
  Ratios of net investment income to
    average net assets
    (annualized)...............                .59%             .59%         .56%         .95%             1.14%        1.32%
  Portfolio turnover rate......                 43%              46%          41%          37%               47%          89%

(1) Effective December 1, 2000, "Aggressive Growth Portfolio" was renamed "Mid Cap Growth Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and fee waivers by the administrator for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996, and 1995 were as follows: 0.54% (annualized), 0.57%, 0.62%, 0.63%, 0.68%, and 0.76%, respectively.

                                                                            BALANCED PORTFOLIO(1)
                                                                            (FOR PERIODS ENDED)
                                                                            -------------------
                                          01/01/00
                                             TO             01/01/99          01/01/98     01/01/97          01/01/96     01/01/95
                                          06/30/00             TO                TO           TO                TO           TO
                                         (UNAUDITED)        12/31/99          12/31/98     12/31/97(2)       12/31/96     12/31/95
                                         -----------        --------          --------     --------          --------     --------
  Net asset value, beginning of
    period...........................      $ 16.79          $ 17.68           $ 17.06      $ 14.68           $ 14.19      $ 11.94
                                           -------          -------           -------      -------           -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............          .30              .54               .54          .54               .51          .55
  Net realized and unrealized gain
    (loss) on investments............          .37             (.41)             1.45         2.49              1.07         2.28
                                           -------          -------           -------      -------           -------      -------
  Total from investment operations...          .37              .13              1.99         3.03              1.58         2.83
                                           -------          -------           -------      -------           -------      -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income...............          (.54)            (.13)             (.55)        (.53)             (.51)        (.57)
  Dividends to shareholders from net
    capital gains...................          (.81)            (.89)             (.82)        (.12)             (.58)        (.01)
                                           -------          -------           -------      -------           -------      -------
    Total distributions.............         (1.35)           (1.02)            (1.37)        (.65)            (1.09)        (.58)
                                           -------          -------           -------      -------           -------      -------
Net asset value, end of period......       $ 15.81          $ 16.79           $ 17.68      $ 17.06           $ 14.68      $ 14.19
                                           =======          =======           =======      =======           =======      =======
    Total Returns...................          2.41%(2)         0.75%            12.54%       21.23%            11.88%       24.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..        68,997           73,986            67,805       56,068            43,431       36,002
  Ratios of expenses to average net
    assets (annualized)(2)..........           .55%             .57%              .57%         .58%              .60%         .66%
  Ratios of net investment income to
    average net assets (annualized)           3.72%            3.25%             3.22%        3.47%             3.68%        4.22%
  Portfolio turnover rate...........            93%             156%              203%          99%              106%         130%


(1) Effective December 1, 2000, "Managed Portfolio" was renamed "Balanced Portfolio" and the investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and fee waivers by the administrator for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996, and 1995 were as follows: 0.55% (annualized), 0.57%, 0.58%, 0.58%, 0.60%, and 0.66%, respectively.

                                                                          BOND PORTFOLIO(1)
                                                                         (FOR PERIODS ENDED)
                                                                         -------------------
                                        01/01/00
                                           TO             01/01/99     01/01/98     01/01/97           01/01/96     01/01/95
                                        06/30/00             TO           TO           TO                 TO           TO
                                       (UNAUDITED)        12/31/99     12/31/98     12/31/97           12/31/96     12/31/95
                                       -----------        --------     --------     -----------        --------     --------
  Net asset value, beginning of
    period...........................       $10.58          $11.22       $10.98       $10.67           $11.00       $ 9.73
                                            ------          ------       ------       ------           ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............          .35             .62          .63          .64              .63          .65
  Net realized and unrealized gain
    (loss) on investments............         (.06)           (.99)         .25          .33             (.34)        1.27
                                            ------          ------       ------       ------           ------       ------
  Total from investment operations...          .29            (.37)         .88          .97              .29         1.92
                                            ------          ------       ------       ------           ------       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
    investment income................         (.62)           (.15)        (.64)        (.66)            (.62)        (.65)
  Dividends to shareholders from net
    capital gains....................         (.00)           (.12)        (.00)        (.00)            (.00)        (.00)
                                            ------          ------       ------       ------           ------       ------
    Total distributions..............         (.62)           (.27)        (.64)        (.66)            (.62)        (.65)
                                            ------          ------       ------       ------           ------       ------

Net asset value, end of period.             $10.25          $10.58       $11.22       $10.98           $10.67       $11.00
                                            ======          ======       ======       ======           ======       ======
    Total Returns....................         2.95%(2)       (3.31)%       8.22%        9.50%            2.86%       20.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...       36,493          38,182       36,846       23,350           17,087       14,402
  Ratios of expenses to average net
    assets (annualized)(3)...........          .51%            .52%         .53%         .57%              56%         .60%
  Ratios of net investment income to
    average net assets (annualized)           6.75%           6.19%        6.03%        6.24%            6.08%        6.36%
  Portfolio turnover.................          107%            202%         163%         105%             133%         206%


(1) Effective December 1, 2000, Bond Portfolio's investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) Total returns for periods less than one year are not annualized.

(3) Expense ratios before reimbursement of expenses by an affiliated insurance company and fee waivers by the administrator for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996, and 1995 were as follows: 0.51% (annualized), 0.52%, 0.55%, 0.57%, 0.56%, and 0.60%, respectively.

                                                                       MONEY MARKET PORTFOLIO
                                                                        (FOR PERIODS ENDED)
                                                                         -------------------
                                          01/01/00
                                             TO            1/01/99     01/01/98     01/01/97     01/01/96         01/01/95
                                          06/30/00           TO           TO           TO           TO               TO
                                         (UNAUDITED)      12/31/99     12/31/98     12/31/97     12/31/96(2)      12/31/95
                                         -----------       -------     --------     --------     --------         --------
  Net asset value, beginning of
    period........................           $1.00           $1.00        $1.00        $1.00        $1.00            $1.00
                                             -----           -----        -----        -----        -----            -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............             .03             .05          .05          .05          .05              .05
                                             -----           -----        -----        -----        -----            -----
  Total from investment operations             .03             .05          .05          .05          .05              .05
                                             -----           -----        -----        -----        -----            -----
LESS DISTRIBUTIONS:
Dividends to shareholders from net
   investment income..............            (.03)           (.05)        (.05)        (.05)        (.05)            (.05)
                                             -----           -----        -----        -----        -----            -----
    Total distributions...........            (.03)           (.05)        (.05)        (.05)        (.05)            (.05)
                                             -----           -----        -----        -----        -----            -----
Net asset value, end of period....           $1.00           $1.00        $1.00        $1.00        $1.00            $1.00
                                             =====           =====        =====        =====        =====            =====
    Total Returns.................            2.90%(3)        4.91%        5.29%        5.33%        5.15%            5.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)           100,019         116,887       91,453       64,339       54,197           34,165
Ratios of expenses to average net
   assets (annualized)(4).........             .40%            .40%         .40%         .39%         .44%             .50%
Ratios of net investment income to
   average net assets
   (annualized)...................            5.76%           4.81%        5.15%        5.21%        5.03%            5.47%


(1) Effective December 1, 2000, Money Market Portfolio's investment adviser was changed from Sentinel Advisors Company to Market Street Investment Management Company.

(2) On may 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(3) Total returns for periods less than one year are not annualized.

(4) Expense ratios before reimbursement of expenses by an affiliated insurance company and fee waivers by the administrator for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996, and 1995 were as follows: 0.40% (annualized), 0.40%, 0.42%, 0.39%, 0.44%, and 0.50%, respectively.

                      ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual and semi-annual reports may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.



Investment Company Act File No.: 811-4350

                               MARKET STREET FUND
                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                                 1-800-688-5177

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 1, 2001

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Market Street Fund prospectus (a "Prospectus"), also dated January 1, 2001, and retained for future reference.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing to Market Street Fund at the above address or by calling the telephone number listed above. Terms not defined in this SAI shall have the same meaning as given them in the Prospectuses.

                                ----------------

                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
     General Information and History ..............................      2
     Control Persons ..............................................      2
     Investment Objectives of the Portfolios ......................      2
     Investment Restrictions ......................................      3
     Investment Techniques and Risks ..............................      4
     Portfolio Turnover ...........................................     16
     Management of the Fund .......................................     18
     Investment Advisory and Other Services .......................     19
     Portfolio Transactions and Brokerage Allocation ..............     26
     Determination of Net Asset Value .............................     28
     Redemption of Shares .........................................     29
     Taxes ........................................................     30
     Capital Stock ................................................     31
     Code of Ethics ...............................................     32
     Other Services ...............................................     33
     Audited Financial Statements .................................     F-1
     Unaudited Financial Statements ...............................     F-
     Appendix -- Description of Money Market Instruments and
       Commercial Paper and Bond Ratings ..........................     A-1

                         GENERAL INFORMATION AND HISTORY


Market Street Fund, Inc., a Maryland corporation, was incorporated in the state of Maryland on March 21, 1985 and reorganized into Market Street Fund, a Delaware business trust created on October 30, 2000, as of January 1, 2001 (together, Market Street Fund, Inc. and Market Street Fund are referred to as the "Fund"). Each of the Fund's Portfolios is an open-end diversified management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual fund, the Fund issues separate series of shares of beneficial interest for each investment portfolio representing fractional undivided interests in that portfolio. Currently there are eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"). Each current Portfolio, or a new portfolio organized in the future, may offer one or more classes of shares in a single investment portfolio. A Portfolio investor is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio, as well as a pro-rata share in any losses of that Portfolio. None of the Portfolios intends to concentrate its respective investments in a particular industry or group of industries.


Certain of the Fund's Portfolios (the "Dedicated Portfolios") serve as investment media for variable life insurance contracts and variable annuity contracts issued by Provident Mutual Life Insurance Company ("PMLIC"), Providentmutual Life and Annuity Company of America ("PLACA"), and, from time to time, certain other insurance companies. Each of PMLIC and PLACA is located at 1000 Chesterbrook Boulevard, Berwyn, PA 19312. Other than the shares sold directly to PMLIC to seed the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond and Money Market Portfolios, shares of the Dedicated Portfolios are sold only to separate accounts of PMLIC and PLACA, and may be sold to separate accounts of other affiliated or unaffiliated insurance companies, in order to fund variable annuity contracts or variable life insurance policies.

                                 CONTROL PERSONS

As of the date of this SAI, certain separate accounts supporting variable contracts issued by PMLIC and PLACA are the only controlling shareholders of the Portfolios. As the primary holders of the shares of the Dedicated Portfolios, PMLIC and PLACA together currently are deemed to "control" these Portfolios under the 1940 Act because each holds in excess of 25% of a Portfolio's outstanding shares. PMLIC and PLACA will continue in this position with respect to the Fund's Dedicated Portfolios until other insurance companies, selling significant amounts of variable life insurance and variable annuities, have made substantial investments in the Portfolios' shares. For purposes of voting on matters submitted to shareholders, any person who holds a "controlling" interest in a fund, or a series thereof, may be able to significantly influence the outcome of any shareholder vote. However, each of PMLIC and PLACA generally votes the relevant shares at the shareholders' meetings in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts.

As of September 30, 2000, no policyholder owned a policy or contract that individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of September 30, 2000, the officers and directors of the Fund as a group did not beneficially own as policyholders more than a 1% interest in any Portfolio.

                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objective or objectives of each Portfolio are set forth below. These investment objectives are fundamental and may not be changed unless authorized for each Portfolio by the vote of a "1940 Act majority" of the outstanding voting shares of the affected Portfolio, voting separately. Approval by a "1940 Act majority" of a Portfolio's outstanding voting securities means the approval by the lesser of (1) more than 50% of the Portfolio's outstanding voting securities, or (2) 67% or more of the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (in person or by proxy) (hereinafter referred to as a "1940 Act Vote"). Each Portfolio is diversified as that term is defined under the 1940 Act.

    NAME OF PORTFOLIO                         INVESTMENT OBJECTIVE
    -----------------                         --------------------
    All Pro Broad Equity Portfolio.........   Long-term capital appreciation.
    All Pro Large Cap Growth Portfolio.....   Long-term capital appreciation.
    All Pro Large Cap Value Portfolio......   Long-term capital appreciation.
    All Pro Small Cap Growth Portfolio.....   Long-term capital appreciation.
    All Pro Small Cap Value Portfolio......   Long-term capital appreciation.
    Equity 500 Index Portfolio.............   Long-term capital appreciation.
    International Portfolio................   Long-term growth of capital
                                              primarily through investments
                                              in a diversified portfolio of
                                              marketable equity securities
                                              of established foreign issuer
                                              companies.
    Mid Cap Growth Portfolio...............   A high level of long-term capital
                                              appreciation.
    Balanced Portfolio.....................   As high a level of long-term total
                                              rate of return as is consistent
                                              with prudent investment risk.
    Bond Portfolio.........................   A high level of current income
                                              consistent with prudent investment
                                              risk.

    Money Market Portfolio.................   Maximum current income consistent
                                              with capital preservation and
                                              liquidity.

                             INVESTMENT RESTRICTIONS

The following specific restrictions supplement the discussion of the Portfolios' investment objectives and policies set forth in each Prospectus.

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the eleven Portfolios. These restrictions may not be changed except by holders of a 1940 Act majority of outstanding voting shares of each Portfolio affected. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund may:

      (1) with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio;

      (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

      (3) borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law;

      (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

      (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting;

      (6) purchase or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

      (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

      (8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the outstanding voting shares of the affected Portfolio. No Portfolio may:

      (1) sell securities short or maintain a short position except for short sales against the box; or

      (2) invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities, except this policy does not apply to the International Portfolio; or

      (3) acquire any security which is not readily marketable if more than 15% of the net assets of the Portfolio (other than the Money Market Portfolio), and 10% of the net assets of the Money Market Portfolio, taken at market value, would be invested in such securities; or

      (4) enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                         INVESTMENT TECHNIQUES AND RISKS

The following disclosure supplements the discussion of the Portfolios' investment objectives and policies set forth in the Prospectuses.

CASH RESERVES AND TEMPORARY DEFENSIVE POSITIONS

Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes to preserve capital, invest all or part of its assets in cash and/or money market instruments of the type in which Money Market Portfolio may invest. For temporary defensive purposes to preserve capital, the International Portfolio may hold part or all of its assets in foreign currency or in non-U.S. dollar short-term debt securities.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

A Portfolio will not invest in any debt security issued by a commercial bank unless: (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (b) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (c) in the case of foreign banks, the security is, in the opinion of MSIM or a subadviser, of an investment quality comparable to other debt securities that may be purchased by a Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by a Portfolio in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, MSIM or a subadviser carefully evaluates these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) that have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Portfolio and the issuer, the notes are not normally traded. Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy MSIM or a subadviser that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, MSIM or a subadviser considers the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS

Each Portfolio may invest in repurchase agreements with banks meeting the qualifications described above in "Bank Obligations" or with dealers in U.S. Government securities who are reporting dealers on the Federal Reserve Bank of New York's list of primary reporting dealers or their affiliates. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and date (ordinarily a week or less). The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S. Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. Each Portfolio (except the Money Market Portfolio) will not invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of its net assets in repurchase agreements that have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with an adviser or an affiliate of an adviser.

The primary risk of investing in repurchase agreements is that, to the extent that the proceeds from any sale of the underlying securities and other collateral relating to a repurchase agreement upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss (including loss of interest on or principal of the security) may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund will conduct all repurchase agreement transactions with counterparties that meet standards of credit worthiness [described above] for banks or broker-dealers with which the Fund enters into repurchase agreements, and the Board may review compliance with these credit standards by all parties periodically.

ILLIQUID AND RESTRICTED SECURITIES

Equity 500 Index Portfolio does not invest in illiquid assets. However, no Portfolio (other than Money Market Portfolio) may invest more than 15%, and Money Market Portfolio may not invest more than 10%, of the value of its net assets in securities that are not readily marketable. This limit does not apply to a Portfolio's investment in securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 that the Board or its delegate has determined are liquid. This restriction does apply to repurchase agreements maturing in more than seven days and to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Fund's Portfolios.

Each Portfolio may purchase and sell restricted securities (i.e., those that are required to be registered under the Securities Act of 1933 before distribution to the general public), including restricted securities eligible for resale under Rule 144A. The Board may adopt guidelines and delegate to the adviser or a subadviser the daily function of determining and monitoring liquidity. The Board, however, will retain oversight and monitor the determinations.

BORROWING

Each Portfolio may borrow from banks, and other financial institutions that meet the requirements of the 1940 Act, or through reverse repurchase agreements, in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow from a bank up to an additional 5% of its total assets, for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above-specified limits. As required by the 1940 Act, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. These sales of securities may occur at a time that is disadvantageous for a Portfolio.

REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. These transactions are advantageous only if a Portfolio has the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Portfolio may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, a Portfolio intends to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio's investments. The Fund's custodian will maintain, in a segregated account, cash or fully liquid securities of each Portfolio's investment portfolio, that have a value equal to or greater than that Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with an adviser or any affiliate of an adviser.

COVERED CALL OPTION CONTRACTS

The All Pro, Mid Cap Growth, and Balanced Portfolios may engage in certain limited options strategies. These options strategies are limited to writing (selling) covered call options that are traded on a domestic securities exchange with respect to securities in which a Portfolio may invest and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal income tax law purposes, the writing of covered calls may be further limited.

A covered call option gives the purchaser of the option the right to purchase the underlying security from a Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.

So long as a Portfolio remains obligated as a writer of a call, the Portfolio forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date as the call previously written on that security. Although writing only call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, a Portfolio will pay brokerage commissions on both establishing and closing out an option position.

A Portfolio may write covered call options on particular portfolio securities when the Portfolio's adviser or subadviser believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the adviser or subadviser hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio.

SHORT-TERM TRADING

Other than Money Market Portfolio, the Portfolios may trade in securities for short-term gains. The adviser or a subadviser may, from time to time, make short-term investments when the adviser or subadviser believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held. Each of Balanced and Bond Portfolios intends to use short-term trading of securities if the Portfolio's adviser or subadviser believes the transactions net of costs (including any commission) will benefit that Portfolio for the purposes of:

      (a) avoiding potential depreciation in the value of a security held in the investment portfolio where the Portfolio anticipates that the security may decline in market value as a result of unfavorable earnings trends and/or unfavorable investment environment; or

      (b) increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the investment portfolio.

INVESTMENT-GRADE SECURITIES

Investment-grade securities include securities rated, at the time of purchase, "investment grade" by a nationally recognized statistical rating organization (a "Rating Agency") (e.g., Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("Standard & Poor's")) or unrated securities that the adviser determines to be of comparable quality. (See Appendix A to this SAI for an explanation of ratings.) Unrated securities of a quality comparable to rated securities may nonetheless trade in the market at a discount from the price of comparable rated securities.

LOWER QUALITY DEBT INSTRUMENTS

Up to 25% of the total assets of each of Bond and Managed Portfolios may be invested in lower quality debt instruments (rated "BB+" and below by Standard & Poor's or "Ba1" and below by Moody's, or another nationally recognized rating agency, or comparable unrated securities).

Furthermore, debt instruments with higher ratings, and especially those rated as investment-grade but not high quality (as described above) may, after purchase by the Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by the Portfolio drops below "BBB-" or "Baa3", the decision whether to retain or dispose of the bond is made on a case-by-case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.

Lower-quality debt instruments entail certain risks. Lower-rated debt instruments are subject to market risk, are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and generally involve more credit risk than securities in the higher rating categories. In some cases, these securities may be highly speculative, have poor prospects for reaching investment-grade standing and be in default. The market values of these securities tend to reflect market risk and credit risk, as well as individual corporate developments, to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-quality, high-yielding securities adversely affect a Portfolio's net asset value.

Lower-rated, higher-yielding securities may be issued by corporations in the growth stage of their development. These securities may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue these higher-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During these periods, these issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because these securities are generally unsecured and are often subordinated to other creditors of the issuers.

A Portfolio may have difficulty disposing of certain high-yielding securities that have a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and an adviser or subadviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and the impact of such a recession on that market is unknown. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.

A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and, therefore, carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities but will generally incur no costs when the issuer is responsible for registering the securities.

A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and an adviser or subadviser carefully reviews the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

STOCK INDEX FUTURES CONTRACTS

Certain Portfolios may purchase and sell futures contracts on various equity indices, such as the S&P 500 Index. The Portfolios engages in futures transactions only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When the prices of securities comprising the index are falling, a Portfolio can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. Conversely, when such equity securities' prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but instead are liquidated through offsetting transactions that may result in a profit or a loss. While contracts on the S&P 500 Index almost always are liquidated in this manner, the Equity 500 Index Portfolio may instead make or take delivery of the underlying securities if it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which the contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

RISKS. The use of futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the S&P 500 Index and price movements in the securities that are the subject of the hedge. Positions in futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Equity 500 Index Portfolio's performance.

In connection with Equity 500 Index Portfolio, PMLIC, and its affiliates and subsidiaries have licensed trademarks for use by the Portfolio. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MORTGAGE-BACKED SECURITIES

Balanced and Bond Portfolios may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations, which are described below. These assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA"), by government-related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage-related securities in which certain of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored enterprise owned entirely by private stockholders and is subject to general regulation by the Secretary of Housing and Urban Development. FNMA guarantees the timely payment of principal and interest of pass-through securities that FNMA has issued. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and the Portfolio ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because principal prepayments generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of these prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES. Balanced and Bond Portfolios may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of that certificate to interest rate fluctuations may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. There is no certainty that a Portfolio will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The Portfolios only purchase such securities if a secondary market exists for the securities at the time of purchase. Except for certain government stripped mortgage-related securities derived from fixed rate FHLMC and FNMA certificates meeting certain liquidity requirements established by the Company's Board, the Portfolios treat government stripped mortgage-related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES. Balanced and Bond Portfolios may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which the certificates are based. These certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Balanced and Bond Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool, and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool usually results in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages influences the actual yield of the GNMA Certificate.

MORTGAGE DOLLAR ROLLS

Balanced and Bond Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless the benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique diminishes the investment performance of the Portfolio. Successful use of mortgage dollar rolls depends upon the adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

SPDRS

All of the Portfolios, except Bond and Money Market Portfolios, may invest in S&P's Depositary Receipts or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less trust expenses.

FOREIGN SECURITIES

Each Portfolio except International and Money Market Portfolios may invest up to 25% of the Portfolio's assets in foreign securities, which includes ADRs, EDRs, and GDRs as well as emerging market securities. International Portfolio may invest up to 100% of the Portfolios assets in these foreign securities. Money Market Portfolio investments in U.S. dollar-denominated securities, as defined in rule 2a-7 of the 1940 Act, subject to the Portfolio's credit, maturity and diversification policies.

FOREIGN SECURITIES GENERALLY. Investments in the securities of foreign issuers or investments in non-U.S. dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in non-U.S. dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. A Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, these techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets and on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of a Portfolio's assets are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN ADRs, EDRs AND GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Portfolios, except Money Market Portfolio as described above, may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that have no contractual relationship with the foreign issuer of the security underlying the ADR to issue and service these ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

INVESTMENTS IN EMERGING MARKETS. All Portfolios, except Money Market Portfolio, may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. In that event, the Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of International or Mid Cap Growth Portfolio to invest in securities of certain issuers located in those countries.

FOREIGN CURRENCY TRANSACTIONS

To the extent that a Portfolio invests in foreign securities, the value of its assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies.

A Portfolio will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Portfolio to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Portfolio's securities or prevent loss if the prices of such securities should decline.

A Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. A Portfolio will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner a Portfolio will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Portfolio intends to enter into such forward contracts under this second circumstance on a regular or continuous basis. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The adviser and subadvisers believe that it is important to have the flexibility to enter into these forward contracts when the adviser or a subadviser determines that to do so is in the best interests of the respective Portfolio. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the respective Portfolio's commitments with respect to such contracts. Under normal circumstances, a Portfolio's adviser or subadviser expects that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

A Portfolio recognizes the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Portfolio's net assets on a daily basis, thereby providing an appropriate measure of the Portfolio's financial position and changes in financial position.

REAL ESTATE INVESTMENT TRUSTS

The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risk.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

Each Portfolio may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of the Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio generally purchases when-issued securities with the intention of acquiring those securities for the investment portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the adviser or subadviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.

                               PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. Portfolio turnover rates generally, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. If a Portfolio's portfolio turnover rate exceeds 100%, the result may be correspondingly increased brokerage expenses and other acquisition costs to that Portfolio (see "Portfolio Transactions and Brokerage Allocation."). Any time a Portfolio's subadviser changes, the Portfolio may expect to have up to 100% portfolio turnover in the next several weeks as the new subadviser restructures some or all of the investment portfolio in accordance with the subadviser's investment style and strategies. However, because portfolio turnover rate is not a limiting factor, particular holdings may be sold at any time, if investment judgment or portfolio operations make a sale advisable.

No portfolio turnover rate is calculated for the Money Market Portfolio due to the short maturities of the instruments the Portfolio purchases. Portfolio turnover does not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are rarely if ever charged on the purchase or sale of money market instruments.

The annual portfolio turnover rates for 1999, 1998, and 1997 (as applicable) for each Portfolio (except Money Market Portfolio) is set forth below. There are no portfolio turnover data for certain years for the All Pro Portfolios (except All Pro Broad Equity Portfolio) and Equity 500 Index Portfolio because these All Pro Portfolios commenced operations in 1998 and Equity 500 Index commenced operations in 1999.

  NAME OF PORTFOLIO                                 1999      1998      1997
  -----------------                                 ----      ----      ----
  All Pro Broad Equity (formerly, Growth) .....       46%       30%      108%
  All Pro Large Cap Growth Portfolio* .........       83%       64%      N/A
  All Pro Large Cap Value Portfolio* ..........       64%       39%      N/A
  All Pro Small Cap Growth Portfolio* .........      114%       82%      N/A
  All Pro Small Cap Value Portfolio* ..........      114%       38%      N/A
  International Portfolio .....................       41%       37%       37%
  Equity 500 Index Portfolio** ................      N/A       N/A       N/A
  Aggressive Growth Portfolio .................       46%       41%       37%
  Managed (now )Balanced Portfolio ............      156%      203%       99%
  Bond Portfolio ..............................      202%      163%      105%

------------

* These All Pro Portfolios commenced operations on May 4, 1998.

** The Equity 500 Index Portfolio commenced operations on February 7, 2000.

                             MANAGEMENT OF THE FUND

BOARD AND OFFICERS

The Fund's Board (board of trustees) is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing certain actions of the adviser and subadvisers, custodian, administration, and accounting and administrative services providers.

The Fund's trustees and officers, their principal occupations for the last five years, and compensation that each trustee and officer received from the Fund in 1999 are set forth below. Unless otherwise noted, the address of each trustee and officer is 103 Bellevue Parkway, Wilmington, DE 19809.

 NAME, AGE, AND ADDRESSES OF                                                                    AGGREGATE
    TRUSTEES AND OFFICERS        POSITION HELD                  PRINCIPAL OCCUPATION           COMPENSATION
         OF THE FUND             WITH THE FUND                  DURING PAST 5 YEARS           FROM THE FUND
----------------------------   -----------------                -------------------           -------------
Mr. Robert W. Kloss*.....      Trustee and             Director since April 22, 1998;                $0
Age 51                         Chairman of the         President and Chief Executive Officer
1000 Chesterbrook Boulevard    Board                   ("CEO") of PMLIC since November 1,
Berwyn, Pennsylvania 19312                             1994; 1984-1994, President and CEO of
                                                       Covenant Life Insurance Company

Dr. Alan Gart............      Trustee                 Director since March 21, 1985;           $15,000
Age 60                                                 1982-Present, President of Alan Gart,
978 Warfield Lane                                      Inc. (a consulting firm);
Huntingdon Valley, PA 19006                            2000-Present, Professor of Finance,
                                                       Indiana University of Pennsylvania;
                                                       1992-1999,  Professor, Nova
                                                       Southeastern University; 1989-1992,
                                                       Professor, Southeastern Massachusetts
                                                       University; 1985-1989, Professor of
                                                       Finance, Lehman College of the City
                                                       University of New York

Dr. A. Gilbert Heebner...      Trustee                 Director since May 12, 1989;             $15,000
Age 73                                                 1999-Present, Professor Emeritus of
2 Etienne, Arbordeau                                   Economics, Eastern College;
Devon, PA 19333                                        1987-1998, Distinguished Professor of
                                                       Economics, Eastern College;
                                                       1952-1987, Executive Vice
                                                       President and Chief Economist
                                                       of CoreStates Financial Corp.

Mr. Leo Slack............      Trustee                 Director since February 11, 1998;        $15,000
Age 66                                                 Retired since 1996; 1964-1996 Vice
4700 White Tail Lane                                   President, Combustion Engineers
Sarasota, FL 34238                                     Corporation

Mr. Edward S. Stouch.....      Trustee                 Director since December 12, 1985;        $15,000
Age 83                                                 Retired since 1983; 1969-1983, Vice
216 Grandview Rd.                                      President and Head of Personal Trust
                                                       Investment Department, Trust Division
                                                       of Provident National Bank

Ms. Rosanne Gatta........      President               1993-Present, Vice President and              $0
Age 45                                                 Treasurer of PMLIC

Ms. Sarah C. Lange.......      Vice President          March 2000-Present, Chief Investment          $0
Age 44                                                 Officer and Senior Vice President of
                                                       PMLIC; 1983-February 2000, Vice
                                                       President Investments of PMLIC

Mr. James D. Kestner.....      Vice President          1994-Present, Vice President                  $0
Age 52                                                 Investments of PMLIC; 1975- 1994,
                                                       Vice President, Investments of
                                                       Covenant Life Insurance Company

 NAME, AGE, AND ADDRESSES OF                                                                    AGGREGATE
    TRUSTEES AND OFFICERS        POSITION HELD                  PRINCIPAL OCCUPATION           COMPENSATION
         OF THE FUND             WITH THE FUND                  DURING PAST 5 YEARS           FROM THE FUND
         -----------             -------------                  -------------------           -------------
                               Financial Officer       December 1990-Present, Accountant,            $0
Mr. Todd R. Miller                                     PMLIC
Age 43
Mr. Anthony T. Giampietro      Treasurer               1990-Present, Assistant Treasurer of          $0
Age 41                                                 PMLIC

James Bernstein, Esq.....      Compliance              October 1999-Present, Assistant               $0
Age 38                         Officer and             General Counsel, PMLIC; 1996-May
1000 Chesterbrook Boulevard    Secretary               1999, Partner, Jorden Burt; May
Berwyn, Pennsylvania                                   1992-1995, Associate, Jorden Burt
19312-1181

------------

*   "interested person" of the Fund for 1940 Act purposes.

As of the date of this SAI, certain Fund officers and trustees own either variable annuity contracts or variable life insurance policies that are supported by separate accounts of PMLIC and, in that sense, have an interest in shares of the Fund. The officers and trustees as a group own less than 1% of the outstanding shares of the Fund collectively and of each Portfolio individually. Trustees who are not officers or employees of PMLIC or the adviser or a subadviser are paid a fee plus actual out-of-pocket expenses by the Fund for each Board meeting attended. Total fees incurred for 1999 were $60,000. Fund Trustees and officers receive no benefits from the Fund upon retirement, and the Fund accrues no expenses for pension or retirement benefits.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION AND HISTORY

The Fund's investment adviser is Market Street Investment Management Company ("MSIM". Prior to January 1, 2001, Sentinel Advisors Company ("SAC") served as the investment adviser for All Pro Broad Equity (formerly, "Growth"), Mid Cap Growth (formerly, "Aggressive Growth"), Balanced (formerly, "Managed"), Bond, and Money Market Portfolios. Prior to May 1, 1997, the investment adviser for the All Pro Broad Equity Portfolio was Newbold's Asset Management, Inc. ("NAM").

On behalf of each Portfolio set forth below, MSIM has engaged one or more respective investment advisers to serve as a subadviser to the Portfolio. Each subadviser's name is set forth below opposite the relevant Portfolio.

     NAME OF PORTFOLIO                           NAME OF SUBADVISER
     -----------------                           ------------------
     All Pro Broad Equity Portfolio ........     Alliance Capital Management Co. ("Alliance Capital")
                                                 Sanford C. Bernstein & Co., LLC ("Bernstein"),
                                                 Husic Capital Management ("Husic")
                                                 Reams Asset Management Company, LLC ("Reams")
     All Pro Large Cap Growth Portfolio ....     Alliance Capital
                                                 Geewax, Terker & Co. ("Geewax")
     All Pro Large Cap Value Portfolio .....     Bernstein
                                                 Mellon Equity Associates ("Mellon Equity")
     All Pro Small Cap Growth Portfolio ....     Lee Munder Investments, Ltd. ("Lee Munder")
                                                 Husic

     All Pro Small Cap Value Portfolio .....     Reams
                                                 Sterling Capital Management Company ("Sterling")
     Mid -Cap Growth .......................     T. Rowe Price Associates, Inc. ("T. Rowe Price")
     International Portfolio ...............     The Boston Company Asset Management, LLC. ("TBC")

     NAME OF PORTFOLIO                           NAME OF SUBADVISER
     -----------------                           ------------------
     Equity 500 Index Portfolio ............     State Street Global Advisors ("SSgA")
     Balanced ..............................     Fred Alger Management Company ("Fred Alger")
     Bond ..................................     Western Asset Management Company ("Western Asset")
     Money Market ..........................     None

MSIM has retained Wilshire Associates Incorporated as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios.

MSIM is responsible for providing investment advice to the Fund's Portfolios, pursuant to the Fund's investment advisory agreements. Subject at all times to the supervision and approval of the Fund's Board , MSIM or a subadviser renders investment advisory services with respect to the Portfolios in a manner consistent with the Portfolio's stated investment policies, objectives and restrictions. As part of those responsibilities and duties, MSIM or a subadviser advises the Fund as to what investments should be purchased and sold and place orders for all such purchases and sales on behalf of the Portfolios.

MSIM is a registered investment adviser and is also an indirect wholly owned subsidiary of PMLIC. Its address is 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.

   SUBADVISER                                                OWNERSHIP AND ADDRESS
 ----------------------------------------------------------------------------------------------
 Alliance Capital............................    Alliance Capital is a Delaware liability
                                                 company, which is a wholly owned subsidiary
                                                 of Alliance Capital Management Corporation, a
                                                 publicly held holding company, and is located
                                                 at 1345 Avenue of the Americas, New York, New
                                                 York  10105.
 ----------------------------------------------------------------------------------------------
 Bernstein...................................    Bernstein is a Delaware limited liability
                                                 company, which is a wholly owned subsidiary
                                                 of Alliance Capital Management Corporation, a
                                                 publicly held holding company, and is located
                                                 at 767 Fifth Avenue, New York, New York 10153
 Fred Alger..................................    Fred Alger is a New York corporation, which
                                                 is a wholly owned subsidiary of Fred Alger &
                                                 Company, Inc., a New York corporation, and is
                                                 located at 1 World Trade Center, Suite 9399,
                                                 New York, New York 10048.
 ----------------------------------------------------------------------------------------------
 Geewax......................................    Geewax is a Pennsylvania partnership and is
                                                 located at 99 Starr Street, Phoenixville, PA
                                                 19460.
 ----------------------------------------------------------------------------------------------

   SUBADVISER                                                OWNERSHIP AND ADDRESS
 ----------------------------------------------------------------------------------------------
 Husic.......................................    Husic is a California limited partnership, which
                                                 is a wholly owned subsidiary of Husic Capital
                                                 Corporation, and is located at 555 California
                                                 Street, San Francisco, CA 94104.
 ----------------------------------------------------------------------------------------------
 Lee Munder..................................    Lee Munder is a Florida limited partnership,
                                                 [which is a wholly owned subsidiary of
                                                 _____,] and is located at 200 Clarendon
                                                 Street, Boston, MA 02117.
 ----------------------------------------------------------------------------------------------
 Mellon Equity...............................    Mellon Equity is a Pennsylvania limited
                                                 liability partnership, which is a wholly
                                                 owned subsidiary of the Mellon Bank
                                                 Corporation, and is located at 500 Grant
                                                 Street, Suite 400, Pittsburgh, PA  15258.
 ----------------------------------------------------------------------------------------------
 Reams.......................................    Reams is an Indiana limited liability
                                                 company, and is located at 227 Washington
                                                 Street, Columbus, IN 47202.
 ----------------------------------------------------------------------------------------------
 SSgA........................................    SSgA is a wholly owned subsidiary of State
                                                 Street Corporation, a publicly held bank
                                                 holding company and is located at One
                                                 International Place, Boston, MA 02110.
 ----------------------------------------------------------------------------------------------
 Sterling....................................    Sterling is a North Carolina corporation,
                                                 which is an indirect wholly owned subsidiary
                                                 of Old Mutual plc, and is located at One
                                                 First Union Center, 301 S. College Street,
                                                 Suite 3200, Charlotte, NC 28202.
 ----------------------------------------------------------------------------------------------
 TBC ........................................    TBC is a Massachusetts limited liability
                                                 company, which is a wholly owned subsidiary
                                                 of the Mellon Bank Corporation, and is
                                                 located at One Boston Place, Boston, MA
                                                 02108.
 ----------------------------------------------------------------------------------------------
 T. Rowe Price...............................    T. Rowe Price is a Maryland corporation,
                                                 which is a wholly owned subsidiary of T. Rowe
                                                 Price Inc., and is located at 100 E. Pratt
                                                 Street, Baltimore, MD 21202.
 ----------------------------------------------------------------------------------------------
 Western Asset...............................    Western Asset is a California corporation,
                                                 which is a wholly owned subsidiary of _Legg
                                                 Mason, Inc., and is located at 117 East
                                                 Colorado Blvd., Pasadena, CA 91105.
 ----------------------------------------------------------------------------------------------

SUBADVISORY AGREEMENTS

Investment subadvisory agreements for the Portfolios with their respective subadvisers, as indicated below, were approved by the Fund's Board of Trustees, including a majority of the "non-interested" trustees, on the dates specified below, and also were approved by the initial shareholders of each Portfolio (PMLIC and PLACA for all Portfolios other than Managed and Bond Portfolios, and PMLIC, PLACA, and National Life Insurance Company for Managed and Bond Portfolios):

 PORTFOLIO                               SUBADVISER                         DATE
 -----------------------------------------------------------------------------------------------
 All Pro Broad Equity Portfolio          Alliance Capital                   November 3, 2000
                                         Bernstein                          November 3, 2000
                                         Husic                              November 3, 2000
                                         Reams                              November 3, 2000
 All Pro Large Cap Growth Portfolio      Alliance Capital                   November 3, 2000
                                         Geewax                             November 3, 2000
 -----------------------------------------------------------------------------------------------
 All Pro Large Cap Value Portfolio       Bernstein                          November 3, 2000
                                         Mellon Equity                      November 3, 2000
 -----------------------------------------------------------------------------------------------
 All Pro Small Cap Growth Portfolio      Lee Munder                         November 3, 2000
                                         Husic                              November 3, 2000
 -----------------------------------------------------------------------------------------------
 All Pro Small Cap Value Portfolio       Reams                              November 3, 2000
                                         Sterling                           November 3, 2000
 -----------------------------------------------------------------------------------------------
 Mid Cap Growth Portfolio                T. Rowe Price                      November 3, 2000
 -----------------------------------------------------------------------------------------------
 International Portfolio                 TBC                                November 3, 2000
 -----------------------------------------------------------------------------------------------
 Equity 500 Index Portfolio              SSgA                               November 3, 2000
 -----------------------------------------------------------------------------------------------
 Balanced Portfolio                      Fred Alger                         November 3, 2000
 -----------------------------------------------------------------------------------------------
 Bond Portfolio                          Western Asset                      November 3, 2000
 -----------------------------------------------------------------------------------------------

In voting to approve each of the foregoing investment advisory agreements, PMLIC, PLACA, and/or NLIC, as the case may be, voted their Fund shares for or against such approvals, or withheld their votes, in the same proportion as Policyholders having an interest in the respective Portfolios, voted for, against or withheld their votes with respect to the agreement for that Portfolio.

With the exception of Lee Munder's agreement, each of a Portfolio's agreements terminates automatically in the event of its assignment or upon 60 days' notice given by the Fund's Board, by the Adviser or by majority vote (as defined in the 1940 Act and the rules thereunder) of the Portfolio's shares. Otherwise, these investment advisory agreements will continue in force with respect to any Portfolio for more than two years after the their respective effective date only so long as their continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board, and by: (1) a 1940 Act vote of the Portfolio's shareholders, or (2) a majority vote of the Fund's Board. Lee Munder's agreement has been approved by the Board to continue for successive 30-day periods, up to a maximum of two years, and may be terminated by the Board upon 10 days' written notice to the subadviser.

MSIM is responsible for managing the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in each Portfolio, in accordance with the Portfolio's investment objective and policies as stated in the Fund's Declaration of Trust, Bylaws, Prospectus and SAI, as from time to time in effect. In connection with these responsibilities and duties, the Adviser is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. MSIM also is responsible for furnishing the Fund with statistical information, in respect of the investments that a Portfolio may hold or contemplates purchasing, as the Fund may reasonably request. On MSIM's own initiatives, MSIM apprises the Fund of important developments materially affecting each Portfolio and furnishes the Fund from time to time such information as MSIM may believe appropriate for this purpose. MSIM also has responsibilities for implementing all purchases and sales of investments for each Portfolio in a manner consistent with its policies.

Under the advisory agreement, the Fund is obligated to pay investment advisory fees to MSIM with respect to the Portfolios quarterly, in arrears, as a percentage of the Portfolio's average daily net assets at the following annual rates. The table below also presents certain expense limitations that MSIM has placed into effect with respect to the Portfolios, which are more fully explained below:

 PORTFOLIO                               ADVISORY FEE*                      EXPENSE CAP*
 -----------------------------------------------------------------------------------------------
 All Pro Broad Equity Portfolio          -   0.75% on the first $200             0.16%
                                             million, and 0.70% on assets
                                             in excess of $200 million
 -----------------------------------------------------------------------------------------------
 All Pro Large Cap Growth Portfolio      -   0.70% on the first $200             0.40%
                                             million, and 0.65% on assets
                                             in excess of $200 million
 -----------------------------------------------------------------------------------------------
 All Pro Large Cap Value Portfolio       -   0.70% on the first $200             0.40%
                                             million, and 0.65% on assets
                                             in excess of $200 million
 -----------------------------------------------------------------------------------------------
 All Pro Small Cap Growth Portfolio      -   0.90% on the first $200             0.40%
                                             million, and 0.85% on assets
                                             in excess of $200 million
 -----------------------------------------------------------------------------------------------
 All Pro Small Cap Value Portfolio       -   0.90% on the first $200             0.40%
                                             million, and 0.85% on assets
                                             in excess of $200 million
 -----------------------------------------------------------------------------------------------
 Mid Cap Growth Portfolio                -   0.75% on the first $200             0.20%
                                             million, and 0.70% on assets
                                             excess of $200 million
 International Portfolio                 -   0.75% on the first $500             0.75%
                                             million, and 0.70% on assets
                                             in excess of $500 million
 Equity 500 Index Portfolio              -   0.24% on all assets                 0.04%
 -----------------------------------------------------------------------------------------------
 Balanced Portfolio                      -   0.55% on all assets                 0.40%
 -----------------------------------------------------------------------------------------------
 Bond Portfolio                          -   0.40% on all assets                 0.28%
 -----------------------------------------------------------------------------------------------

 PORTFOLIO                               ADVISORY FEE*                      EXPENSE CAP*
 -----------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------
 Money Market Portfolio                  -   0.25% on all assets                 0.25%
 -----------------------------------------------------------------------------------------------

* As a percentage of average daily net assets; based on ordinary operating expenses but excluding advisory fees, as described more fully below.

The investment advisory fee incurred for MSIM during 1999 was $174,315, $145,234, $180,903, $85,907 and $568,324 for the All Pro Large Cap Growth, All
Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, and International Portfolios, respectively. The investment advisory fee incurred for Sentinel Advisors Company ("SAC") adviser during 1999 was $1,003,377, $225,914, $296,660, $126,876, $74,269 and $261,012 for the Growth, Aggressive Growth,
Balanced, Bond, Sentinel Growth, and Money Market Portfolios, respectively.

The investment advisory fee incurred for MSIM during 1998 was $55,054, $56,126, $33,737, $31,846 and $518,379 for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, and International Portfolios, respectively. The investment advisory fee incurred for SAC during 1998 was $928,340, $216,651, $248,484, $100,348, $50,621 and $197,450 for the
Growth, Aggressive Growth, Balanced, Bond, Sentinel Growth, and Money Market Portfolios, respectively.

The investment advisory fee incurred for NAM during 1997 with respect to the Growth Portfolio was $223,312. The total investment advisory fee incurred for MSIM during 1997 with respect to the International Portfolio was $440,914. The total investment advisory fee incurred for SAC during 1997 was $1,121,203, allocated $516,971, $185,551, $199,166, $67,663 and $151,852 for the All Pro
Broad Equity, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios, respectively.

EXPENSES

Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Fund, including the fees payable to MSIM, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, expenses of portfolio transactions that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Fund's shares under federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Fund expenses that are allocated to a Portfolio on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly payable by the Fund and allocable either on the basis of size of the respective Portfolios or to a Particular Portfolio or Portfolios. Depending upon the nature of a proxy statement or a lawsuit or certain other expenses, these costs may be directly applicable to one or more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

For the calendar year ended December 31, 1999, each Portfolio bore total expenses, computed as a percentage of the average daily net assets of that Portfolio, as follows: All Pro Large Cap Growth Portfolio -- 0.89%; All Pro Large Cap Value Portfolio -- 0.91%; All Pro Small Cap Growth Portfolio -- 1.11%; All Pro Small Cap Value Portfolio -- 1.20%; International Portfolio -- 0.98%; Growth Portfolio -- 0.48%; Mid Cap Growth Portfolio -- 0.57%; Balanced Portfolio -- 0.57%; Bond Portfolio -- 0.52%; and Money Market Portfolio -- 0.40%.

EXPENSE LIMITS. Effective December 1, 2000, PMLIC has voluntarily agreed to reimburse the Fund's Portfolios for certain ordinary operating expenses, excluding the expenses of advisory fees and any extraordinary costs and expenses, such as attorneys' fees, court judgments, decrees or awards, or any other litigation costs in legal actions involving the Fund generally or one or more Portfolios specifically, or costs relating to indemnification of trustees, officers or employees of the Fund where these costs are not covered by trustee and officer liability insurance, if those ordinary operating expenses for the Portfolio are in excess of the above-specified percentages of the Portfolio's average daily net assets.

During 1999, PMLIC reimbursed the Fund $564 in expenses for the Small Cap Value Portfolio. During 1998, PMLIC reimbursed the Fund $2,423 in expenses for the Small Cap Value Portfolio. During 1997, there were no reimbursements for the International, All Pro Broad Equity, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios.

PROPOSED FEES. Effective January 1, 2001 and subject to shareholder approval, the Fund proposes to pay advisory fees of 0.75% on the first $200 million, 0.70% on assets in excess of $200 million, with an expense cap of 0.16% for All Pro Broad Equity Fund Portfolio; 0.55% on all assets, with an expense cap of 0.40% for Balanced Portfolio; 0.75% on the first $200 million, 0.70% on assets in excess of $200 million, with an expense cap of 0.20% for Mid Cap Growth Portfolio; 0.40% on all assets for Bond Portfolio; 0.25% on all assets, with an expense cap of 0.25% for Money Market Portfolio; 0.75% on the first $500 million, 0.70% on assets in excess of $500 million, with an expense cap of 0.75% for International Portfolio; 0.90% on the first $200 million, 0.85% on assets in excess of $200 million, with an expense cap of 0.40% for All Pro Small Cap Growth Portfolio; 0.90% on the first $200 million, 0.70% on assets in excess of $200 million, with an expense cap of 0.40% for All Pro Small Cap Value Portfolio; 0.70% on the first $200 million and 0.65% on assets in excess of $200 million, with an expense cap of .40% for All Pro Large Cap Growth Portfolio, 0.70% on the first $200 million, 0.65% on assets in excess of $200 million, with an expense cap of 0.40% for All Pro Large Cap Value Portfolio; and 0.24% on all assets, with an expense cap of 0.04% for Equity 500 Index Portfolio.

INVESTMENT SUBADVISORY AGREEMENTS

MSIM has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential subadvisers for each All Pro Portfolio. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of an All Pro Portfolio or the Fund. Wilshire assists MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists MSIM in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. As compensation for such services, MSIM pays Wilshire a subadvisory fee equal to .05% of the average daily net assets of the All Pro Portfolios.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, MSIM has selected and has entered into investment subadvisory agreements with the subadvisers listed above under "Investment Advisory and Other Services." The table below indicates the rate of compensation MSIM is required to pay each subadviser under the applicable subadvisory agreement and the compensation MSIM actually paid each subadviser in 1999.

                                                                                                          COMPENSATION
      NAME OF PORTFOLIO                 SUBADVISER               RATE OF COMPENSATION(1)                 PAID IN 1999(1)
    -------------------------------     ----------             --------------------------                ---------------
    All Pro Large Cap Growth
      Portfolio....................     CKM*                   .35%                                           .35%
                                        Geewax                 .30%                                           .30%

    All Pro Large Cap Value
      Portfolio....................     Equinox                .25% of the first $50 million in assets        .29%(2)
                                                               .23% of assets above $50 million

                                        Bernstein              0.60% of the first $10,000,000                 N/A(3)
                                                               0.50% of the next $15,000,000
                                                               0.40% of the next $25,000,000
                                                               0.30% of the next $50,000,000
                                                               0.25% of the next $50,000,000
                                                               0.225% of the next $50,000,000
                                                               0.20% of the next $50,000,000
                                                               0.175% of the next $50,000,000
                                                               0.15% of amounts in excess of
                                                               $300,000,000

                                        Mellon Equity          .20%                                           .24%(2)

    All Pro Small Cap Growth
      Portfolio....................     SAW**                  .50%                                           .50%
                                        Husic                  .50%                                           .50%

    All Pro Small Cap Value
      Portfolio....................     Reams                  .50%                                           .50%
                                        Sterling               .70%                                           N/A(3)

------------

(1)  As a percentage of average daily net assets.

(2) Each of Equinox and Mellon Equity reduced its highest rate to .25% and .20%, respectively, as of March 1, 1999.

(3) Sterling and Bernstein each began managing the relevant segment of the Portfolio's assets in February 2000 and April, 2000, respectively, and, accordingly, did not receive compensation in 1999.

*    Cohen Klingenstein & Marks served as a subadviser for the period [date].

**   Standish Ayer & Wood served as a subadviser for the period [date].

As stated in the Prospectus, MSIM has entered into an investment subadvisory agreements with each of the above-named subadvisers with respect to the designated Portfolio or Portfolios, under which MSIM receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund. All of the investment subadvisory agreements were approved by a majority of the Fund's Board, including a majority of its "non-interested" trustees, on November 3, 2000 to became effective as of January 1, 2001, with initial terms of two years. Thereafter, each agreement shall continue from year to year as long as the continuance is approved at least annually by a majority of the Fund's "non-interested" trustees and by (1) a 1940 Act vote of the Portfolio's shareholders, or (2) a majority of the Fund's Board. Except for Lee Munder's investment subadvisory agreement, an investment subadvisory agreement may be terminated with respect to a Portfolio without penalty on 60-days' prior written notice by the Fund's Board, or by MSIM or the subadviser, as the case may be, and terminates automatically in the event of its assignment

As stated in the Prospectus, MSIM has entered into an investment subadvisory agreement with TBC. For its services to MSIM, MSIM is obligated to pay TBC compensation equal to the greater of: (i) a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year.

Under a similar subadvisory agreement prior to the reorganization, for 1999, 1998, and 1997 MSIM paid TBC $284,162, $259,189, and $220,457, respectively, for investment advisory services in connection with the International Portfolio.

As stated in the Prospectus, MSIM has entered into an investment subadvisory agreement with SSgA. For its services to MSIM, MSIM is obligated to pay SSgA compensation equal to a monthly fee at an effective annual rate of 0.025% of the first $200 million of the average daily net assets of the Portfolio, 0.020% of the next $500 million of the average daily net assets, and 0.015% of the average daily net assets over $700 million.

As stated in the Prospectus, MSIM has entered into an investment subadvisory agreement with T. Rowe Price. For the services provided to MSIM, MSIM is obligated to pay T. Rowe Price compensation quarterly, in arrears, at the annual rates of: 0.60% of the first $20 million of the average daily net assets of the Portfolio; 0.50% on the next $30 million of the average daily net assets; and, if aggregate assets equal or exceed $50 million, 050% on all aggregate assets. .

As stated in the Prospectus, MSIM has entered into an investment subadvisory agreement with Fred Alger. For the services provided to MSIM, MSIM is obligated to pay Fred Alger compensation quarterly, in arrears, at the annual rate of 0.35% of the average daily net assets of the Portfolio.

As stated in the Prospectus, MSIM has entered into an investment subadvisory agreement with Western Asset. For the services provided to MSIM, MSIM obligated to pay Western Asset compensation quarterly, in arrears, at the annual rate of 0.20% of the average daily net assets of the Portfolio.

ADDITIONAL INFORMATION ABOUT MSIM

The principal officers of MSIM are:

                                 POSITION WITH             POSITION WITH
           NAME                      MSIM                     THE FUND
           ----                  -------------             -------------
        Sarah Lange              President             none
        James Benson             Financial Officer     none
        Scott V. Carney          Vice President        none
        Rosanne Gatta            Vice President        President
        Timothy Henry            Vice President        none
        James Kestner            Vice President        none
        Dean Miller              Vice President        none
        William Rapp             Vice President        none
        Richard J. Simon         Vice President        none
        Steven Schweitzer        Vice President        none
        Dina M. Welch            Vice President        none
        Anthony T. Giampietro    Treasurer             Treasurer and Comptroller

ADMINISTRATOR

PMLIC serves as the Fund's administrator. As the administrator, PMLIC is responsible for providing services related to the general business management of the Fund and the Portfolios as well as providing general oversight and supervision of the Fund's other service providers, excluding investment advisory services, but including fund accounting, legal and audit, custody and transfer and dividend disbursing agency services that are provided to the Fund. PMLIC is generally responsible for oversight and supervision of teach of the Fund's service providers except for MSIM and the subadvisers (for which MSIM generally oversees and supervises). Specific services provided by PMLIC include: (i) providing oversight of the activities of the Fund's counsel and auditors; (ii) providing oversight of the accounting and administrative activities of the administrative service provider included in the Accounting and Administrative Services Agreement; (iii) coordinating contractual relationships and communications between the Fund and its service providers; (iv) monitoring state and federal laws as these laws may apply to the Fund or the Portfolios; (v) providing general business management services to the Fund (including reviewing bills and authorizing payment); (vi) providing clerical, secretarial, and bookkeeping services, office supplies, office space, and related services (including telephone and other utility services); (vii) providing administrative support to the Fund's employees who are providing legal and other services to the Fund; (viii) providing comptroller services; (ix) scheduling and planning agendas for, preparing or assisting in the preparation of Board materials, and conducting meetings of the Fund's Board of Trustees and the Fund's shareholders; and (x) preparing and distributing, or assisting in the preparation and distribution of all required reports, proxy materials, and other communications with the Fund's shareholders. For providing these services, the Fund is obligated to pay PMLIC quarterly, in arrears, a fee per Portfolio at the annual rate of 0.10% of the each Portfolio's average daily net assets.


FUND ACCOUNTING AND ADMINISTRATIVE SERVICES

PFPC Inc. ("PFPC") provides fund accounting and certain administrative services to the Fund pursuant to a fund accounting and administrative services agreement between PFPC and the Fund. Such services include maintaining the Portfolios' books and records, preparing certain governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For such services, The Fund is obligated to pay PFPC a fee at the annual rates of 0.10% on the first $175 million, 0.075% on the next $175 million, 0.05% on the next $175 million, and 0.03% in excess of $525 million, of each Portfolios' net assets, computed daily and paid monthly, with a minimum aggregate annual fee with respect to all Market Street Portfolios totaling $580,000. PFPC is a wholly owned subsidiary of PNC Bank Corporation.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

MSIM or a subadviser, other than Wilshire, places all portfolio orders on behalf of each Portfolio and attempt, in all cases, to obtain the most favorable prices and executions. MSIM or a subadviser may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the Board. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities.

Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are affected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.

MSIM or a subadviser determines the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment adviser, MSIM,, but it is generally not the policy of the Fund or any Portfolio, except the All Pro Portfolios, to pay higher brokerage commissions to a firm solely because it has provided such services. The subadvisers to the All Pro Portfolios are authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers that the subadviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, a subadviser to an All Pro Portfolio is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it, a higher commission than that charged by other brokers and dealers if the subadviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the subadviser's overall responsibilities with respect to the relevant Portfolio segment and to any other client accounts or portfolios that the subadviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by a subadvisory agreement or otherwise. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the Adviser and this has been considered in setting the advisory fees paid by the Fund.

During the period from January 1, 1999 to December 31, 1999, the Fund paid aggregate brokerage fees of $509,685, of which $370,690 was paid by All Pro Broad Equity Portfolio (formerly, "Growth" Portfolio), $33,225 was paid by All Pro Large Cap Growth Portfolio, $35,256 was paid by All Pro Large Cap Value Portfolio, $29,265 was paid by All Pro Small Cap Growth Portfolio, $43,457 was paid by All Pro Small Cap Value Portfolio, $151,919 was paid by International Portfolio, $61,346 was paid by Mid Cap Growth Portfolio (formerly, "Aggressive Growth" Portfolio), and $55,610 was paid by the Balanced Portfolio (formerly, "Managed" Portfolio). None of the other Portfolios paid any brokerage commissions for the period.

During the period from January 1, 1998 to December 31, 1998 the Fund paid aggregate brokerage fees of $522,878, of which $214,842 was paid by All Pro Broad Equity Portfolio (formerly, "Growth" Portfolio), $11,433 was paid by All Pro Large Cap Growth Portfolio, $23,232 was paid by All Pro Large Cap Value Portfolio, $11,485 was paid by All Pro Small Cap Growth Portfolio, $20,411 was paid by All Pro Small Cap Value Portfolio, $128,845 was paid by International Portfolio, $59,955 was paid by Mid Cap Growth Portfolio (formerly, "Aggressive Growth" Portfolio), and $33,237 was paid by the Balanced Portfolio (formerly "Managed" Portfolio). For that period, none of the other Portfolios paid any brokerage commissions.

During the period from January 1, 1997 to December 31, 1997, the Fund paid aggregate brokerage fees of $813,965, of which $585,281 was paid by All Pro Broad Equity Portfolio (formerly, "Growth" Portfolio), $131,781 was paid by the International Portfolio, $54, 894 was paid by Mid Cap Growth Portfolio (formerly, "Aggressive Growth" Portfolio), and $22,837 was paid by the Balanced Portfolio (formerly, "Managed" Portfolio). For that period, none of the other Portfolios paid any brokerage commissions.


                        DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the Fund will offer and sell shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio (except Money Market Portfolio) of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected. Money Market Portfolio's net asset value is determined once daily on each day the New York Stock Exchange and the Federal Reserve Bank both are open for business.

The New York Stock Exchange currently is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Federal Reserve Bank is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day, and the preceding Friday or subsequent Monday when one of these days follow on a Saturday or Sunday, respectively.

The Fund's Board has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when such assets are valued. For days having no exchange sales and for unlisted securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. If no National Market System sales occur on that day, equity securities are valued at the last reported "bid" price, and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported "asked" price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect such securities' fair value.

The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open. Consequently, the net asset value calculation for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

Any assets that are denominated in a foreign currency are converted into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.

Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by Money Market Portfolio (including master demand notes) are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During period of declining interest rates, the daily yield on shares of Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Use of the amortized-cost valuation method by Money Market Portfolio requires the Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 397 days (13 months) or less, subject to certain maturity shortening provisions of rule 2a-7. In addition, the Portfolio can invest only in obligations determined by the Board to present minimal credit risks. When an eligible security (described in the Prospectus) goes into default or has its rating downgraded thereby causing it to no longer be an eligible security, the Board must promptly reassess whether such security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may only invest in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (Rating Agencies) or one Rating Agency if it is the only Rating Agency rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of that Portfolio's investment holdings by the Board, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determine that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Board will take such corrective action as they regard as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.


                              REDEMPTION OF SHARES

The Fund is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Fund receives the redemption order. The Fund generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (1) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays; (2) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (3) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                                      TAXES

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect and to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities or currencies. Moreover, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding securities of the issuer. In addition, at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains and distributions to its shareholders will constitute ordinary dividend income to the extent of such Portfolio's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Portfolio shares.

Each Portfolio that supports variable life insurance and variable annuity contracts (a "Dedicated Portfolio") must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Dedicated Portfolio's assets that may be represented by any single investment

(which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the policies or the contracts.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Portfolios intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements.

FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors (such as the International Portfolio) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. A Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholder will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Portfolio.

The International Portfolio or any other Portfolio that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Portfolio making such investments. The owners of variable annuities and life insurance products investing in such Portfolio would effectively bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities, and no assurance can be given that such elections can or will be made.

The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax advisor.

                                  CAPITAL STOCK

The Fund was incorporated in Maryland on March 21, 1985 and, as of January 1, 2001, reorganized and redomesticated as a Delaware business trust. The Fund is authorized to issue an unlimited number of shares, which currently are divided into eleven series --All Pro Broad Equity (formerly, "Growth"), All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, International, Equity 500 Index, Mid Cap Growth (formerly, "Aggressive Growth"), Balanced (formerly, "Managed"), Bond, and Money Market Portfolios. The Fund may establish additional portfolios and may create one or more classes in any existing or new portfolio that has the descriptions, powers, and rights, and the qualifications, limitations as to dividends, and restrictions as the Board may determine at that time. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING RIGHTS

As an investment company organized as a Delaware business trust, the Fund is not required to hold annual shareholders' meetings. The Board will call a shareholders' meeting whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (1) election of trustees; (2) approval of an investment advisory agreement in cases where the Fund does not have exemptive relief from the Securities and Exchange Commission pursuant to section 15 of the Act; (3) ratification of selection of independent accountants; or (4) approval of an underwriting agreement.

All shares of beneficial interest have equal voting rights (regardless of the net value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of trustees can elect all of the trustees of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an investment advisory agreement) are voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a 1940 Act majority of the outstanding voting securities of the Fund.


                                 CODE OF ETHICS

The Fund's Board has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of each of the Fund's officer and trustees, as well as of any employees of the Fund, including those employees who participate in the selection of a Portfolio securities or who have access to information regarding the Fund's pending purchases and sales of Portfolio securities (collectively referred to as "Advisory Persons"). The Fund's Code of Ethics also was adopted by the applicable board of directors of MSIM and 1717, and, accordingly, covers the conduct and personal securities transactions of any officer, director, and employee of MSIM or 1717 Capital Management Company ("1717"), the principal underwriter of the Fund, including MSIM's or 1717's Advisory Persons.

In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund by any Advisory Persons (except employees who do not participate in the selection of a Portfolio's securities or have access to information regarding the Fund's pending purchases and sales of Portfolio securities) of any of the Fund, MSIM, or 1717. Advisory Persons are also prohibited from purchasing securities in an initial public offering and are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Advisory Person, director, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days before or after the Fund trades in such security. Certain specified transactions are exempt from the provisions of the Code of Ethics. Each of the subadvisers has adopted, and the Fund's Board has approved, a substantially similar code of ethics that the subadviser has represented contains provisions reasonably necessary to prevent its "access persons" (as defined in rule 17j-1 under the 1940 Act) from engaging in the deceptive, manipulative or fraudulent conduct prohibited by that rule. As required by rule 17j-1, each subadviser also has certified that the subadviser has adopted procedures reasonably necessary to prevent the subadviser's access persons from violating the subadviser's code.


                                 OTHER SERVICES

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Pursuant to a custody agreement with the Fund, PFPC Trust Company, located at 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the Fund's assets. Pursuant to a transfer agency agreement with the Fund, PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and dividend disbursing agent.

CUSTODIAN FOR INTERNATIONAL PORTFOLIO

The custodian for all foreign securities and assets of the International Portfolio is Citibank, N.A., located at 111 Wall Street, New York, NY 10043. Securities purchased for the Portfolio outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of Citibank's Global Custody Network and foreign depositories (foreign subcustodians). Citibank and each of the foreign custodial institutions holding securities of the Portfolio has been approved by the Board in accordance with regulations under the 1940 Act.

The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign subcustodians, there can be no assurance that the Portfolio and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to the Portfolio's foreign subcustodian arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, Philadelphia, PA 19103, has been selected to serve as the Fund's independent accountants.


The audited financial statements for the calendar year ended December 31, 1999 of the All Pro Portfolios and International, Mid Cap Growth, Balanced, Bond, , and Money Market Portfolios attached to this SAI and the financial highlights included in the Prospectuses were audited by PricewaterhouseCoopers LLP, independent accountants, and are included in reliance upon the report of such firm given on their authority as experts in accounting and auditing. The semi-annual financial statements for the six months ended June 30, 2000 have not been audited.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.

UNDERWRITERS

1717 Capital Management Company ("1717") serves, without compensation from the Fund, as its principal underwriter, pursuant to an agreement with the Fund. Under the terms of the agreement, 1717 is not obligated to sell any specific number of shares. 1717 has authority, pursuant to the agreement to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION

This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

APPENDIX TO THE STATEMENT OF ADDITIONAL INFORMATION FOR MARKET STREET FUND, INC.
                             DATED JANUARY 1, 2001

                   DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                        COMMERCIAL PAPER AND BOND RATINGS

PERMITTED INVESTMENTS OF THE MONEY MARKET PORTFOLIO

U.S. GOVERNMENT SECURITIES: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

BANK OBLIGATIONS: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).

Certificates of Deposit generally are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.

Bankers' Acceptances are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

REPURCHASE AGREEMENTS: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

      (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

      (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

      (c) the maturity of the repurchase agreement does not exceed 30 days.

COMMERCIAL PAPER: Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

OTHER CORPORATE DEBT OBLIGATIONS: These are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have thirteen months or less remaining until maturity and which, at the date of investment, are rated AA or better by S&P or Aa or better by Moody's.

The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:

      (1) rated in the two highest rating categories by at least two Rating Agencies, or by only one Rating Agency if only one Rating Agency has issued a rating with respect to the instrument; or

      (2) in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

      (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.

All of the Money Market Portfolio's money market instruments mature in 397 days (13 months) or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper rated "Prime" by Moody's is based upon Moody's evaluation of many factors including: (1) the management of the issuer; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issue; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated "Prime-1," "Prime-2," or"Prime-3" by Moody's.

        "Prime-1" indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity normally will be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

        "Prime-2" indicates a strong capacity for repayment of short-term promissory obligations. This repayment capacity normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). Commercial paper rated by S&P has the following characteristics: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

        A-1 - This designation rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 - The capacity for timely payment on issues with this designation rating is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

FITCH INVESTORS SERVICE. INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as "F-1," "F-2," "F-3," or "F-4."

        F-1 - This designation rating indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this designation rating reflect an assurance of timely payment only slightly less in degree than those issues rated "F-1."

DUFF AND PHELPS CREDIT RATING CO. ("DUFF"). Short-term ratings by Duff are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

        An emphasis of Duff's short-term ratings is placed on "liquidity," which is defined as not only cash from operations but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

        The distinguishing feature of Duff's short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff has incorporated gradations of"1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

        Duff 1+ - This designation rating indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff 1 - This designation rating indicates a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1- - This designation rating indicates a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

        Good Grade

        Duff 2 - This designation rating indicates a good certainty of timely payment. Liquidity factors and company fundamental are sound. Although ongoing funding needs may enlarge total financing requirements, access capital markets is good. Risk factors are small.

IBCA. INC. ("IBCA"). In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies that the analysts cover.

        IBCA's analysts speak the languages of the countries that the analysts cover, which is essential to maximize the value of their meetings with management and to analyze properly a company's written materials. IBCA's analysts also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

        Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, these data are taken into account by IBCA when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit the correction of any factual errors and to enable the clarification of issues raised.

        IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following these committee meetings, IBCA ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+ - This designation rating indicates obligations supported by the highest capacity for timely repayment.

        A1 - This designation rating indicates obligations supported by a very strong capacity for timely repayment.

        A2 -- This designation rating indicates obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.


CORPORATE BOND RATINGS

Moody's describes its three highest ratings for corporate bonds as follows:

Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its ratings for corporate bonds as follows:

AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P applies plus (+) or minus (--) modifiers to provide more detailed indications of credit quality. Ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          AUDITED FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
Report of Independent Accountants ......................................... F-2

Statement of Net Assets as of December 31, 1999 ........................... F-3

Statements of Operations for the Year Ended December 31, 1999 ............. F-55

Statements of Changes in Net Assets for the Year Ended December 31, 1999 .. F-57

Notes to Financial Statements, December 31, 1999 .......................... F-59

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Market Street Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Market Street Fund, Inc., comprising of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, Sentinel Growth, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios (the "Fund") at December 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 28, 2000

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 97.7%
Aerospace & Defense -- 0.5%
  Boeing Co. ...............................................       35,000    $  1,454,687
                                                                             ------------
Automobiles -- 2.3%
  Ford Motor Co. ...........................................      130,000       6,946,875
                                                                             ------------
Banks -- 5.0%
  Bank of America Corp. ....................................       62,238       3,123,570
  Bank of New York Co., Inc. ...............................      163,600       6,544,000
  Chase Manhattan Corp. ....................................       50,000       3,884,375
  Wells Fargo Co. ..........................................       35,000       1,415,312
                                                                             ------------
                                                                               14,967,257
                                                                             ------------
Beverages -- 3.1%
  Pepsico, Inc. ............................................      264,400       9,320,100
                                                                             ------------
Broadcasting & Publishing -- 2.1%
  McGraw-Hill, Inc. ........................................      105,000       6,470,625
                                                                             ------------
Business & Consumer Services -- 5.4%
  Automatic Data Processing, Inc. ..........................      115,000       6,195,625
  Electronic Data Systems Corp. ............................       65,000       4,350,937
  Omnicom Group, Inc. ......................................       57,400       5,740,000
                                                                             ------------
                                                                               16,286,562
                                                                             ------------
Chemicals & Allied Products -- 3.4%
  Du Pont (E.I.) de Nemours & Co. ..........................       37,855       2,493,698
  Monsanto Co. .............................................      215,000       7,659,375
                                                                             ------------
                                                                               10,153,073
                                                                             ------------
Communications -- 7.3%
  AT&T Corp. ...............................................       80,000       4,060,000
  Comcast Corp. Special Class A Non-Voting..................       45,000       2,261,250
  *General Instrument Corp. ................................       40,000       3,400,000
  GTE Corp. ................................................      122,000       8,608,625
  Motorola, Inc. ...........................................        8,143       1,199,057
  SBC Communications, Inc. .................................       60,536       2,951,130
                                                                             ------------
                                                                               22,480,062
                                                                             ------------
Computers -- 3.1%
  Compaq Computer Corp. ....................................       36,500         987,781
  Hewlett Packard Co. ......................................       26,000       2,962,375
  International Business Machines Corp. ....................       51,000       5,508,000
                                                                             ------------
                                                                                9,458,156
                                                                             ------------
Consumer Products -- 4.9%
  Fortune Brands, Inc. .....................................       90,400       2,988,850
  Kimberly-Clark Corp. .....................................      180,000      11,745,000
                                                                             ------------
                                                                               14,733,850
                                                                             ------------
Cosmetics and Toiletries -- 0.8%
  Gillette Co. .............................................       60,000       2,471,250
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 9.2%
  Aetna, Inc. ..............................................       28,000    $  1,562,750
  American Home Products Corp. .............................      225,500       8,893,156
  Baxter International, Inc. ...............................       40,000       2,512,500
  Becton, Dickinson & Co. ..................................       48,300       1,292,025
  Bristol-Myers Squibb Co. .................................       22,000       1,412,125
  Johnson & Johnson.........................................       58,000       5,401,250
  Pharmacia & Upjohn, Inc. .................................      100,000       4,500,000
  *Tenet Healthcare Corp. ..................................       36,000         846,000
  United Healthcare Corp. ..................................       14,000         743,750
  *Watson Pharmaceuticals, Inc. ............................       30,000       1,074,375
                                                                             ------------
                                                                               28,237,931
                                                                             ------------
Electronics -- 2.0%
  Emerson Electric Co. .....................................       25,000       1,434,375
  General Electric Co. .....................................       29,000       4,487,750
                                                                             ------------
                                                                                5,922,125
                                                                             ------------
Energy -- 3.8%
  Chevron Corp. ............................................       43,500       3,768,187
  FPL Group, Inc. ..........................................       45,000       1,926,562
  Royal Dutch Petroleum Co. ................................       58,500       3,535,594
  Williams Cos., Inc. ......................................       78,000       2,383,875
                                                                             ------------
                                                                               11,614,218
                                                                             ------------
Entertainment -- 0.8%
  Walt Disney Co. ..........................................       86,000       2,515,500
                                                                             ------------
Finance -- 4.0%
  American Express Co. .....................................       30,300       5,037,375
  Citigroup, Inc. ..........................................      127,500       7,084,219
                                                                             ------------
                                                                               12,121,594
                                                                             ------------
Finance - Investment & Other -- 1.2%
  Fannie Mae................................................       56,400       3,521,475
                                                                             ------------
Food & Food Distributors -- 6.1%
  Bestfoods, Inc. ..........................................      113,700       5,976,356
  Kroger Co. ...............................................      286,000       5,398,250
  McCormick & Co., Inc. ....................................      115,400       3,433,150
  Sara Lee Corp. ...........................................      160,000       3,530,000
                                                                             ------------
                                                                               18,337,756
                                                                             ------------
Industrial Diversified -- 1.9%
  Parker-Hannifin Corp. ....................................      109,000       5,593,062
                                                                             ------------
Insurance -- 5.9%
  Allstate Corp. ...........................................      115,000       2,760,000
  American General Corp. ...................................       63,000       4,780,125
  American International Group, Inc. .......................       58,125       6,284,766
  Jefferson-Pilot Corp. ....................................       56,700       3,869,775
                                                                             ------------
                                                                               17,694,666
                                                                             ------------
Lodging -- 1.4%
  Marriott International, Inc. Class A......................      129,500       4,087,344
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Machinery & Heavy Equipment -- 0.5%
  Dover Corp................................................       35,000    $  1,588,125
                                                                             ------------
Manufacturing -- 2.5%
  Alcoa, Inc. ..............................................       70,000       5,810,000
  Tyco International Ltd. ..................................       41,500       1,613,313
                                                                             ------------
                                                                                7,423,313
                                                                             ------------
Medical & Medical Services -- 0.6%
  *Manor Care, Inc. ........................................      106,700       1,707,200
                                                                             ------------
Oil & Gas -- 6.2%
  Burlington Resources, Inc. ...............................       80,000       2,645,000
  Conoco, Inc. Class B......................................      168,327       4,187,134
  Exxon Mobil Corp. ........................................      121,989       9,827,739
  Santa Fe International Corp. .............................       67,000       1,733,625
  Transocean Sedco Forex, Inc. .............................       13,552         456,533
                                                                             ------------
                                                                               18,850,031
                                                                             ------------
Oil Field Equipment & Services -- 2.6%
  Halliburton Co. ..........................................       97,500       3,924,375
  Schlumberger Ltd. ........................................       70,000       3,937,500
                                                                             ------------
                                                                                7,861,875
                                                                             ------------
Paper & Forest Products -- 2.1%
  International Paper Co. ..................................      111,000       6,264,563
                                                                             ------------
Railroads -- 1.0%
  Union Pacific Corp., Series A.............................       66,000       2,879,250
                                                                             ------------
Real Estate -- 1.5%
  Weyerhaeuser Co. .........................................       62,500       4,488,281
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE         OR PAR         VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 0.5%
  Intel Corp. ............................................................        11,000    $    905,438
  *National Semiconductor Corp............................................        16,100         689,281
                                                                                            ------------
                                                                                               1,594,719
                                                                                            ------------
Software -- 1.0%
  *BMC Software, Inc......................................................        17,000       1,358,938
  Computer Associates International, Inc. ................................        25,500       1,783,406
                                                                                            ------------
                                                                                               3,142,344
                                                                                            ------------
Tobacco -- 0.5%
  Philip Morris Cos., Inc. ...............................................        68,000       1,576,750
                                                                                            ------------
Utilities -- 4.5%
  Duke Power Co...........................................................       125,000       6,265,625
  Enron Corp..............................................................       162,000       7,188,750
                                                                                            ------------
                                                                                              13,454,375
                                                                                            ------------
    TOTAL COMMON STOCK (COST $243,579,825)................................                   295,218,994
                                                                                            ------------
COMMERCIAL PAPER -- 2.3%
  General Motors Acceptance Corp., 6.44%....................    01/12/2000    $7,000,000       6,986,226
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $6,986,226)................                                   6,986,226
                                                                                            ------------

SHORT TERM INVESTMENTS -- 0.0%
  Temporary Investment Fund, Inc. -- TempCash...............     100,792          100,792
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $100,792)............                      100,792
                                                                             ------------
    TOTAL INVESTMENTS -- 100.0% (COST $250,666,843).........                  302,306,012
LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0%...............                      (44,376)
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $18.94 per share based on 15,959,821 shares
    of capital stock outstanding)...........................                 $302,261,636
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($302,261,636/15,959,821 shares outstanding)..............                 $      18.94
                                                                             ============

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
--------------------------------------------------------------------------------------------------------
BANKERS ACCEPTANCE -- 2.1%
Finance -- 2.1%
  Bank of New York, 5.55%...................................    02/18/2000    $2,500,000    $  2,481,500
                                                                                            ------------
    TOTAL BANKERS ACCEPTANCE (COST $2,481,500)..............                                   2,481,500
                                                                                            ------------
COMMERCIAL PAPER -- 92.7%
Agricultural Services -- 8.7%
  Deere & Co., 5.86%........................................    01/25/2000     5,000,000       4,980,467
  Monsanto Co., 6.10%.......................................    02/18/2000     5,200,000       5,157,707
                                                                                            ------------
                                                                                              10,138,174
                                                                                            ------------
Automobiles -- 7.3%
  Ford Motor Credit Co., 6.03%..............................    01/11/2000     5,500,000       5,490,787
  General Motors Acceptance Corp., 6.21%....................    01/07/2000     3,000,000       2,996,895
                                                                                            ------------
                                                                                               8,487,682
                                                                                            ------------
Banking -- 17.3%
  Bank of America, 5.80%....................................    01/05/2000     4,000,000       3,997,422
  Morgan (J.P.) & Co., Inc., 6.00%..........................    01/18/2000     5,000,000       4,985,833
  Northern Trust Co. (Chicago), 6.10%.......................    01/27/2000     5,500,000       5,500,000
  Wells Fargo & Co., 6.03%..................................    01/12/2000     5,750,000       5,739,406
                                                                                            ------------
                                                                                              20,222,661
                                                                                            ------------
Brokerage -- 4.3%
  Merrill Lynch & Co., Inc., 6.00%..........................    01/19/2000     5,000,000       4,985,000
                                                                                            ------------
Communications -- 4.7%
  Bell Atlantic Network Funding, 5.85%......................    01/26/2000     5,500,000       5,477,656
                                                                                            ------------
Finance -- 32.7%
  American Express Co., 5.80%...............................    01/31/2000     4,500,000       4,478,250
  American General Finance Corp., 5.78%.....................    01/28/2000     5,000,000       4,978,325
  Caterpillar Financial Services, 6.05%.....................    02/16/2000     2,300,000       2,282,220
  C.I.T. Financial Corp., 5.95%.............................    02/25/2000     2,400,000       2,378,183
  Citicorp, 5.95%...........................................    01/13/2000     4,000,000       3,992,067
  IBM Credit Corp., 6.03%...................................    02/01/2000     5,700,000       5,670,403
  Met Life Funding Corp., 5.82%.............................    01/21/2000     5,000,000       4,983,833
  Prudential Funding Corp., 5.95%...........................    01/14/2000     4,000,000       3,991,405
  Transamerica Financial Corp., 6.00%.......................    01/24/2000     5,500,000       5,478,917
                                                                                            ------------
                                                                                              38,233,603
                                                                                            ------------
Oil -- 9.7%
  Chevron, 6.40%............................................    01/28/2000     5,800,000       5,772,160
  Texaco, Inc., 5.96%.......................................    01/10/2000     5,600,000       5,591,656
                                                                                            ------------
                                                                                              11,363,816
                                                                                            ------------
Utilities -- 8.0%
  GTE Funding, Inc., 6.12%..................................    02/08/2000     5,500,000       5,464,470
  Virginia Electric & Power, 5.85%..........................    01/20/2000     4,000,000       3,987,650
                                                                                            ------------
                                                                                               9,452,120
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $108,360,712)..............                                 108,360,712
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                  PAR           VALUE
-----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 5.7%
  Temporary Investment Fund, Inc. -- TempCash...............    6,632,340       6,632,340
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,632,340)..........                    6,632,340
                                                                             ------------
    TOTAL INVESTMENTS -- 100.5% (COST $117,474,552).........                  117,474,552
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.............                     (587,114)
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 116,887,504 shares
    of capital stock outstanding)...........................                 $116,887,438
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($116,887,438/116,887,504 shares outstanding).............                 $       1.00
                                                                             ============

See accompanying notes from financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 11.9%
  U.S. Treasury Bonds, 7.25%................................    05/15/2016   $1,000,000    $ 1,045,293
  U.S. Treasury Bonds, 6.00%................................    02/15/2026    2,500,000      2,286,591
  U.S. Treasury Bonds, 6.125%...............................    08/15/2029    1,250,000      1,190,981
                                                                                           -----------
    TOTAL U.S. TREASURY BONDS (COST $5,037,511).............                                 4,522,865
                                                                                           -----------
U.S. TREASURY NOTES -- 11.1%
  U.S. Treasury Notes, 5.25%................................    05/15/2004    2,000,000      1,915,103
  U.S. Treasury Notes, 4.75%................................    11/15/2008    1,000,000        882,149
  U.S. Treasury Notes, 5.50%................................    05/15/2009    1,500,000      1,397,913
                                                                                           -----------
    TOTAL U.S. TREASURY NOTES (COST $4,366,191).............                                 4,195,165
                                                                                           -----------
AGENCY OBLIGATIONS -- 21.9%
  Federal Home Loan Mortgage Corp., 8.500%..................    06/15/2003    1,000,000      1,029,146
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008      227,414        231,820
  Federal Home Loan Mortgage Corp., 8.00%...................    03/01/2017       15,764         16,070
  Federal National Mortgage Association, 10.50%.............    11/01/2017      485,163        519,882
  Federal National Mortgage Association, 8.00%..............    03/01/2022      428,200        431,411
  Federal National Mortgage Association, 7.5%...............    03/01/2026      384,203        379,881
  Federal National Mortgage Association, 8.5%...............    09/01/2026      923,299        946,381
  Federal National Mortgage Association, 6.00%..............    04/01/2028    1,020,714        933,954
  Federal National Mortgage Association, 8.50%..............    04/01/2028      920,048        943,049
  Federal National Mortgage Association, 7.00%..............    09/01/2028      904,930        874,672
  Federal National Mortgage Association, 7.00%..............    11/01/2028      305,242        295,035
  Government National Mortgage Association, 7.50%...........    09/15/2023    1,304,570      1,289,894
  Government National Mortgage Association, 7.50%...........    10/15/2029      486,489        481,016
                                                                                           -----------
    TOTAL AGENCY OBLIGATIONS (COST $8,592,085)..............                                 8,372,211
                                                                                           -----------
CORPORATE BONDS -- 48.1%
Aerospace & Defense -- 2.3%
  Lockheed Martin, 8.50%....................................    12/01/2029      500,000        499,375
  Raytheon Co., 7.00%.......................................    11/01/2028      500,000        431,875
                                                                                           -----------
                                                                                               931,250
                                                                                           -----------
Airlines -- 1.8%
  Delta Air Lines 144A, 8.30%...............................    12/15/2029      750,000        725,625
                                                                                           -----------
Automobiles -- 2.1%
  Ford Motor Co. 6.375%.....................................    02/01/2029    1,000,000        840,000
                                                                                           -----------
Automotive & Equipment -- 0.6%
  Lear Corp., 7.96%.........................................    05/15/2005      250,000        239,687
                                                                                           -----------
Banks -- 0.6%
  Sanwa Bank Ltd, 8.35%.....................................    07/15/2009      250,000        251,562
                                                                                           -----------
Chemicals & Allied Products -- 0.6%
  Rohm and Haas Co., 7.40%..................................    07/15/2009      250,000        247,187
                                                                                           -----------
Communications -- 5.9%
  Comsat Corp. Medium Term Note, 8.55%......................    12/13/2006      500,000        521,660
  Sprint Capital Corp., 6.875%..............................    11/15/2028    1,000,000        891,250
  Worldcom, Inc., 6.40%.....................................    08/15/2005    1,000,000        960,000
                                                                                           -----------
                                                                                             2,372,910
                                                                                           -----------
Computers -- 1.2%
  Sun Microsystems, Inc., 7.00%.............................    08/15/2002      500,000        498,125
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Consumer Services -- 0.5%
  Service Corp. International, 6.00%........................    12/15/2005   $  250,000    $   188,750
                                                                                           -----------
Containers -- 1.8%
  Crown Cork & Seal Co., Inc., 7.125%.......................    09/01/2002      750,000        737,812
                                                                                           -----------
Finance -- 10.8%
  Ahold Finance USA, Inc., 6.25%............................    05/01/2009      500,000        454,375
  Aristar, Inc., 6.30%......................................    10/01/2002      500,000        488,125
  Duke Capital Corp., 7.50%.................................    10/01/2009      500,000        495,000
  ERAC USA Finance Co., 6.625%..............................    05/15/2006      750,000        703,125
  Finova Capital Corp., 7.25%...............................    11/08/2004    1,000,000        988,750
  Household Finance Corp., 7.20%............................    07/15/2006      750,000        734,063
  Socgen Real Estate L.L.C., 7.64%..........................    12/29/2049      500,000        458,125
                                                                                           -----------
                                                                                             4,321,563
                                                                                           -----------
Foods -- 1.9%
  Safeway, Inc., 7.00%......................................    09/15/2002      750,000        743,438
                                                                                           -----------
Foreign Financial Institutions -- 1.2%
  Banque Nationale de Paris, 7.738%.........................    12/31/2049      500,000        462,500
                                                                                           -----------
Industrial -- 3.6%
  CMS Energy, 6.75%.........................................    01/15/2004      250,000        231,875
  IMC Global, Inc., 7.40%...................................    11/01/2002      500,000        496,875
  Owens Corning, 7.50%......................................    05/01/2005      750,000        717,188
                                                                                           -----------
                                                                                             1,445,938
                                                                                           -----------
Manufacturing -- 1.2%
  Tyco International Group, 6.875%..........................    09/05/2002      500,000        491,875
                                                                                           -----------
Oil & Gas -- 2.4%
  KN Energy, Inc., 6.45%....................................    03/01/2003      500,000        484,375
  Union Pacific Resources Group, 7.30%......................    04/15/2009      500,000        476,875
                                                                                           -----------
                                                                                               961,250
                                                                                           -----------
Real Estate -- 1.8%
  Simon Property Group LP, Inc., 6.625%.....................    06/15/2003      750,000        711,563
                                                                                           -----------
Retail Merchandising -- 1.2%
  Penney (J.C.) & Co. Notes, 7.25%..........................    04/01/2002      500,000        488,750
                                                                                           -----------
Tobacco -- 0.4%
  Dimon, Inc. Senior Notes, 8.875%..........................    06/01/2006      200,000        178,500
                                                                                           -----------
Transportation -- 1.4%
  Laidlaw, Inc., 7.65%......................................    05/15/2006      600,000        558,750
                                                                                           -----------
Utilities -- 4.8%
  Calenergy Co., Inc. Senior Notes, 7.52%...................    09/15/2008      750,000        729,375
  Cleveland Electric Toledo Edison, 7.67%...................    07/01/2004      250,000        246,250
  US West Capital Funding, 6.25%............................    07/15/2005    1,000,000        940,000
                                                                                           -----------
                                                                                             1,915,625
                                                                                           -----------
    TOTAL CORPORATE BONDS (COST $20,144,024)................                                19,312,660
                                                                                           -----------
COMMERCIAL PAPER -- 4.5%
  Chevron USA, Inc., 5.78%..................................    02/14/2000    1,800,000      1,786,778
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $1,787,284)................                                 1,786,778
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                 PAR          VALUE
--------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 3.4%
  Temporary Investment Fund, Inc. -- TempCash...............  1,351,514      1,351,514
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,351,514)..........                 1,351,514
                                                                           -----------
    TOTAL INVESTMENTS -- 103.5% (COST $41,278,609)..........                39,541,193
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.5%).............                (1,358,928)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.58 per share based on 3,607,685 shares
    of capital stock outstanding)...........................               $38,182,265
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($38,182,265/3,607,685 shares outstanding)................               $     10.58
                                                                           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 55.4%
Aerospace & Defense--0.4%
  Boeing Co. ...............................................    4,900     $   203,656
                                                                          -----------
Automobiles -- 1.2%
  Ford Motor Co. ...........................................    16,000        855,000
                                                                          -----------
Banks -- 2.9%
  Bank of America Corp. ....................................    9,052         454,297
  Bank of New York Co., Inc. ...............................    20,900        836,000
  Chase Manhattan Corp. ....................................    7,500         582,656
  Wells Fargo Co. ..........................................    6,500         262,844
                                                                          -----------
                                                                            2,135,797
                                                                          -----------
Beverages -- 1.8%
  Pepsico, Inc. ............................................    38,500      1,357,125
                                                                          -----------
Broadcasting & Publishing -- 1.2%
  McGraw-Hill, Inc. ........................................    14,200        875,075
                                                                          -----------
Business & Consumer Services -- 2.9%
  Automatic Data Processing, Inc. ..........................    14,200        765,025
  Electronic Data Systems Corp. ............................    9,000         602,437
  Omnicom Group, Inc. ......................................    7,900         790,000
                                                                          -----------
                                                                            2,157,462
                                                                          -----------
Chemicals & Allied Products -- 1.9%
  Du Pont (E.I.) de Nemours & Co. ..........................    7,371         485,565
  Monsanto Co. .............................................    26,600        947,625
                                                                          -----------
                                                                            1,433,190
                                                                          -----------
Communications -- 4.5%
  AT&T Corp. ...............................................    11,500        583,625
  Comcast Corp. Special Class A Non-Voting..................    9,000         452,250
  *General Instrument Corp. ................................    5,600         476,000
  GTE Corp. ................................................    16,000      1,129,000
  Motorola, Inc. ...........................................    1,884         277,419
  SBC Communications, Inc. .................................    8,422         410,572
                                                                          -----------
                                                                            3,328,866
                                                                          -----------
Computers -- 1.8%
  Compaq Computer Corp. ....................................    5,100         138,019
  Hewlett Packard Co. ......................................    3,700         421,569
  International Business Machines Corp. ....................    7,400         799,200
                                                                          -----------
                                                                            1,358,788
                                                                          -----------
Consumer Products -- 2.2%
  Kimberly-Clark Corp. .....................................    25,000      1,631,250
                                                                          -----------
Cosmetics and Toiletries -- 0.5%
  Gillette Co. .............................................    9,000         370,687
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 5.1%
  Aetna, Inc. ..............................................    3,600     $   200,925
  American Home Products Corp. .............................    32,800      1,293,550
  Baxter International, Inc. ...............................    4,500         282,656
  Becton, Dickinson & Co. ..................................    7,400         197,950
  Bristol-Myers Squibb Co. .................................    2,700         173,306
  Johnson & Johnson.........................................    8,000         745,000
  Pharmacia & Upjohn, Inc. .................................    10,400        468,000
  *Tenet Healthcare Corp. ..................................    5,000         117,500
  United Healthcare Corp. ..................................    1,800          95,625
  *Watson Pharmaceuticals, Inc. ............................    5,500         196,969
                                                                          -----------
                                                                            3,771,481
                                                                          -----------
Electronics -- 1.3%
  Emerson Electric Co. .....................................    6,500         372,937
  General Electric Co. .....................................    3,800         588,050
                                                                          -----------
                                                                              960,987
                                                                          -----------
Energy -- 2.1%
  Chevron Corp. ............................................    5,100         441,787
  FPL Group, Inc. ..........................................    5,800         248,312
  Royal Dutch Petroleum Co. ................................    8,000         483,500
  Williams Cos., Inc. ......................................    11,300        345,356
                                                                          -----------
                                                                            1,518,955
                                                                          -----------
Entertainment -- 0.3%
  Walt Disney Co. ..........................................    8,000         234,000
                                                                          -----------
Finance -- 2.0%
  American Express Co. .....................................    4,000         665,000
  Citigroup, Inc. ..........................................    15,000        833,437
                                                                          -----------
                                                                            1,498,437
                                                                          -----------
Finance - Investment & Other -- 0.7%
  Fannie Mae................................................    8,200         511,987
                                                                          -----------
Food & Food Distributors -- 3.7%
  Bestfoods, Inc. ..........................................    14,800        777,925
  Kroger Co. ...............................................    41,900        790,862
  McCormick & Co., Inc. ....................................    27,400        815,150
  Sara Lee Corp. ...........................................    17,000        375,063
                                                                          -----------
                                                                            2,759,000
                                                                          -----------
Industrial Diversified -- 1.1%
  Parker-Hannifin Corp. ....................................    15,300        785,081
                                                                          -----------
Insurance -- 3.1%
  Allstate Corp. ...........................................    15,000        360,000
  American General Corp. ...................................    8,200         622,175
  American International Group, Inc. .......................    7,562         817,641
  Jefferson-Pilot Corp. ....................................    7,500         511,875
                                                                          -----------
                                                                            2,311,691
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Lodging -- 0.8%
  Marriott International, Inc. Class A......................    18,500    $   583,906
                                                                          -----------
Machinery & Heavy Equipment -- 0.3%
  Dover Corp. ..............................................    4,500         204,188
                                                                          -----------
Manufacturing -- 1.5%
  Alcoa, Inc. ..............................................    9,400         780,200
  Tyco International Ltd. ..................................    8,000         311,000
                                                                          -----------
                                                                            1,091,200
                                                                          -----------
Medical & Medical Services -- 0.3%
  *Manor Care, Inc. ........................................    15,700        251,200
                                                                          -----------
Oil & Gas -- 3.5%
  Burlington Resources, Inc. ...............................    11,800        390,138
  Conoco, Inc. Class B......................................    21,595        537,176
  Exxon Mobil Corp. ........................................    16,781      1,351,919
  Santa Fe International Corp. .............................    10,100        261,338
  Transocean Sedco Forex, Inc. .............................    1,549          52,175
                                                                          -----------
                                                                            2,592,746
                                                                          -----------
Oil Field Equipment & Services -- 1.4%
  Halliburton Co. ..........................................    15,000        603,750
  Schlumberger Ltd. ........................................    8,000         450,000
                                                                          -----------
                                                                            1,053,750
                                                                          -----------
Paper & Forest Products -- 1.1%
  International Paper Co. ..................................    14,900        840,919
                                                                          -----------
Railroads -- 0.6%
  Union Pacific Corp., Series A.............................    10,000        436,250
                                                                          -----------
Real Estate -- 1.2%
  Weyerhaeuser Co. .........................................    12,500        897,656
                                                                          -----------
Semiconductors -- 0.5%
  Intel Corp. ..............................................    3,000         246,938
  *National Semiconductor Corp. ............................    2,300          98,469
                                                                          -----------
                                                                              345,407
                                                                          -----------
Software -- 0.6%
  *BMC Software, Inc. ......................................    2,300         183,856
  Computer Associates International, Inc. ..................    3,600         251,775
                                                                          -----------
                                                                              435,631
                                                                          -----------
Tobacco -- 0.3%
  Philip Morris Cos., Inc. .................................    9,000         208,688
                                                                          -----------
Utilities -- 2.6%
  Duke Power Co. ...........................................    18,500        927,313
  Enron Corp. ..............................................    23,000      1,020,625
                                                                          -----------
                                                                            1,947,938
                                                                          -----------
    TOTAL COMMON STOCK (COST $31,760,268)...................               40,947,994
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
-----------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES -- 5.7%
  U.S. Treasury Notes, 5.50%................................  05/15/2009    $3,000,000    $ 2,795,826
  U.S. Treasury Notes, 6.00%................................  08/15/2009     1,500,000      1,453,195
                                                                                          -----------
    TOTAL U.S. TREASURY NOTES (COST $4,404,985).............                                4,249,021
                                                                                          -----------
U.S. TREASURY BONDS -- 7.2%
  U.S. Treasury Bonds, 7.25%................................  05/15/2016     1,000,000      1,045,293
  U.S. Treasury Bonds, 8.875%...............................  02/15/2019     1,000,000      1,216,948
  U.S. Treasury Bonds, 6.125%...............................  08/15/2029     3,250,000      3,096,552
                                                                                          -----------
    U.S. TREASURY BONDS (COST $5,617,934)...................                                5,358,793
                                                                                          -----------
AGENCY OBLIGATIONS -- 12.8%
  Collateralized Mortgage Obligation, 6.70%.................  01/25/2026     1,000,000        939,302
  Federal Home Loan Mortgage Corp., 9.00%...................  08/01/2004       563,693        581,661
  Federal Home Loan Mortgage Corp., 9.00%...................  12/01/2004       505,097        521,197
  Federal Home Loan Mortgage Corp., 9.50%...................  08/01/2005       522,636        548,278
  Federal Home Loan Mortgage Corp., 9.50%...................  03/01/2006        94,912         99,094
  Federal Home Loan Mortgage Corp., 8.00%...................  11/01/2008       227,414        231,820
  Federal National Mortgage Association, 7.00%..............  03/01/2008       235,879        233,225
  Federal National Mortgage Association, 7.75%..............  03/01/2008       127,916        127,677
  Federal National Mortgage Association, 7.75%..............  05/01/2008        83,539         83,383
  Federal National Mortgage Association, 10.50%.............  03/01/2018       365,954        392,143
  Federal National Mortgage Association, 8.50%..............  09/01/2026       923,299        946,381
  Federal National Mortgage Association, 8.50%..............  10/01/2026       917,235        940,166
  Federal National Mortgage Association, 8.00%..............  10/01/2027       632,881        637,627
  Federal National Mortgage Association, 8.00%..............  01/01/2028       661,500        666,461
  Federal National Mortgage Association, 7.50%..............  05/01/2028       468,354        463,085
  Federal National Mortgage Association, 8.00%..............  11/01/2014       500,994        510,857
  Federal National Mortgage Association, 8.00%..............  12/01/2014       449,249        458,094
  Government National Mortgage Association, 8.00%...........  03/15/2007       187,563        191,490
  Government National Mortgage Association, 7.50%...........  11/15/2007       575,935        569,815
  Government National Mortgage Association, 8.00%...........  08/15/2008       304,476        310,851
                                                                                          -----------
    TOTAL AGENCY OBLIGATIONS (COST $9,566,842)..............                                9,452,607
                                                                                          -----------
CORPORATE BONDS -- 16.2%
Aerospace & Defense -- 1.9%
  Lockheed Martin, 8.50%....................................  12/01/2029     1,000,000        998,750
  Raytheon Co., 7.00%.......................................  11/02/2028       500,000        431,875
                                                                                          -----------
                                                                                            1,430,625
                                                                                          -----------
Automobiles -- 0.6%
  Ford Motor Co., 6.375%....................................  02/01/2029       500,000        420,000
                                                                                          -----------
Automotive & Equipment -- 1.0%
  Lear Corp., 7.96%.........................................  05/15/2005       250,000        239,688
  TRW, Inc., 7.125%.........................................  06/01/2009       500,000        472,500
                                                                                          -----------
                                                                                              712,188
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Communications -- 2.6%
  AT&T Canada, Inc., 7.65%..................................  09/15/2006    $  500,000    $   496,875
  Comsat Corp. Medium Term Note, 8.55%......................  12/13/2006       500,000        521,661
  Sprint Capital Corp., 6.875%..............................  11/15/2028       500,000        445,625
  Worldcom, Inc., 6.40%.....................................  08/15/2005       500,000        480,000
                                                                                          -----------
                                                                                            1,944,161
                                                                                          -----------
Computers -- 0.3%
  Sun Microsystems, Inc., 7.00%.............................  08/15/2002       250,000        249,063
                                                                                          -----------
Consumer Services -- 0.5%
  Service Corp. International, 6.00%........................  12/15/2005       500,000        377,500
                                                                                          -----------
Containers -- 0.7%
  Crown Cork & Seal Co., Inc., 7.125%.......................  09/01/2002       500,000        491,875
                                                                                          -----------
Finance -- 2.1%
  Duke Capital Corp., 7.50%.................................  10/01/2009       500,000        495,000
  ERAC USA Finance Co., 6.625%..............................  05/15/2006       500,000        468,750
  Finova Capital Corp., 7.25%...............................  11/08/2004       500,000        494,375
                                                                                          -----------
                                                                                            1,458,125
                                                                                          -----------
Food & Food Distributors -- 0.6%
  Archer-Daniels-Midland, 6.625%............................  05/01/2029       500,000        428,750
                                                                                          -----------
Foreign Financial Institutions -- 0.3%
  Banque Nationale de Paris, 7.738%.........................  12/31/2049       250,000        231,250
                                                                                          -----------
Industrial -- 2.0%
  CMS Energy, 6.75%.........................................  01/15/2004       250,000        231,875
  IMC Global, Inc., 7.40%...................................  11/01/2002       500,000        496,875
  Nabors Industrial, 6.80%..................................  04/15/2004       250,000        240,938
  Owens Corning, 7.50%......................................  05/01/2005       500,000        478,125
                                                                                          -----------
                                                                                            1,447,813
                                                                                          -----------
Oil & Gas -- 0.6%
  Union Pacific Resources Group, 7.30%......................  04/15/2009       500,000        476,875
                                                                                          -----------
Real Estate -- 0.6%
  Simon Property Group LP, Inc., 6.625%.....................  06/15/2003       500,000        474,375
                                                                                          -----------
Retail Merchandising -- 1.3%
  Penney (J.C.) & Co. Notes, 7.25%..........................  04/01/2002     1,000,000        977,500
                                                                                          -----------
Tobacco -- 0.2%
  Dimon, Inc. Senior Notes, 8.875%..........................  06/01/2006       200,000        178,500
                                                                                          -----------
Transportation -- 0.6%
  Laidlaw, Inc., 7.65%......................................  05/15/2006       500,000        465,625
                                                                                          -----------
Utilities -- 0.3%
  Cleveland Electric Toledo Edison, 7.67%...................  07/01/2004       250,000        246,250
                                                                                          -----------
    TOTAL CORPORATE BONDS (COST $12,477,855)................                               12,010,475
                                                                                          -----------
COMMERCIAL PAPER -- 8.3%
  Household Finance Corp., 5.83%............................  02/10/2000     3,700,000      3,676,222
  Northern Trust Co. (Chicago), 5.88%.......................  01/31/2000     2,500,000      2,487,270
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $6,163,782)................                                6,163,492
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE         OR PAR         VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.9%
  Temporary Investment Fund, Inc. -- TempCash...............                $1,386,909    $ 1,386,909
                                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,386,909)..........                                1,386,909
                                                                                          -----------
    TOTAL INVESTMENTS -- 107.5% (COST $71,378,575)..........                               79,569,291
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.5%).............                               (5,583,459)
                                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $16.79 per share based on 4,407,274 shares
    of capital stock outstanding)...........................                              $73,985,832
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($73,985,832/4,407,274 shares outstanding)................                              $     16.79
                                                                                          ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 92.5%
Aerospace & Defense -- 2.0%
  AAR Corp..................................................       38,000    $   681,625
  Goodrich (B.F.) Co........................................       20,000        550,000
                                                                             -----------
                                                                               1,231,625
                                                                             -----------
Banks -- 1.0%
  Cullen Frost Bankers, Inc. ...............................        8,000        206,000
  Mercantile Bankshares Corp................................        6,000        191,625
  Wilmington Trust Corp.....................................        5,000        241,250
                                                                             -----------
                                                                                 638,875
                                                                             -----------
Beverages -- 0.8%
  *Robert Mondavi Corp., Class A............................       15,000        521,250
                                                                             -----------
Broadcasting & Publishing -- 1.9%
  *IDG Books Worldwide, Inc. ...............................       18,000        208,125
  Meredith Corp.............................................       24,000      1,000,500
                                                                             -----------
                                                                               1,208,625
                                                                             -----------
Building - Maintenance & Service -- 0.5%
  American Building Maintenance Industries..................       15,000        305,625
                                                                             -----------
Business & Consumer Services -- 10.5%
  *Acxiom Corp..............................................       48,000      1,152,000
  *Administaff, Inc.........................................       15,000        453,750
  Affiliated Computer Services, Inc.........................       36,000      1,656,000
  Analysts International Corp...............................       46,000        575,000
  *Caci International, Inc..................................       23,000        520,375
  *Catalina Marketing Corp..................................       12,000      1,389,000
  Healthcare Services Group.................................       41,700        291,900
  Unifirst Corp. ...........................................       48,000        606,000
                                                                             -----------
                                                                               6,644,025
                                                                             -----------
Chemicals & Allied Products -- 5.1%
  *Bush Boake Allen, Inc....................................       42,600      1,046,362
  Cambrex Corp..............................................       62,000      2,135,125
                                                                             -----------
                                                                               3,181,487
                                                                             -----------
Communications -- 2.8%
  *Dynatech Corp. ..........................................        7,000         47,250
  *Tekelec, Inc.............................................       36,000        810,000
  True North Communications.................................       20,000        893,750
                                                                             -----------
                                                                               1,751,000
                                                                             -----------
Computers -- 1.6%
  Ciber, Inc................................................       36,000        990,000
                                                                             -----------
Consumer Products -- 0.7%
  Kimberly-Clark Corp. .....................................        7,000        456,750
                                                                             -----------
Containers -- 1.4%
  Bemis Co., Inc. ..........................................       25,000        871,875
                                                                             -----------
Cosmetics and Toiletries -- 1.6%
  Alberto-Culver Co. Class A................................       45,000        978,750
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 5.5%
  *Barr Laboratories, Inc. .................................       18,000    $   564,750
  *Covance, Inc.............................................       68,000        735,250
  Jones Pharma, Inc. .......................................       12,000        521,250
  *Medicis Pharmaceutical Corp. Class A.....................       17,000        723,562
  *Monarch Dental Corp. ....................................       26,000         44,687
  Shire Pharmaceuticals Group...............................       11,469        334,035
  *Watson Pharmaceuticals, Inc. ............................       14,000        501,375
                                                                             -----------
                                                                               3,424,909
                                                                             -----------
Electronics -- 15.6%
  Applied Power, Inc. Class A...............................       38,000      1,396,500
  *Burr-Brown Corp. ........................................       19,500        704,437
  *C-COR Electronics, Inc. .................................        5,000        383,125
  *C-Cube Microsystems, Inc. ...............................       18,000      1,120,500
  *Cable Design Technologies, Inc. .........................       35,000        805,000
  CTS Corp..................................................       12,000        904,500
  Harman International Industries, Inc. ....................       29,000      1,627,625
  Methode Electronics, Inc. Class A.........................       58,000      1,863,250
  *Sawtek, Inc. ............................................       14,000        931,875
                                                                             -----------
                                                                               9,736,812
                                                                             -----------
Energy -- 1.0%
  MidAmerican Energy Holdings Co. ..........................       18,000        606,375
                                                                             -----------
Environmental Control -- 2.6%
  Donaldson Co., Inc........................................       46,000      1,106,875
  *Tetra Technologies, Inc. ................................       68,000        493,000
                                                                             -----------
                                                                               1,599,875
                                                                             -----------
Financial -- 4.2%
  Duff & Phelps Credit Rating Co. ..........................       16,000      1,423,000
  Waddell & Reed Financial, Inc. ...........................       30,000        813,750
  Waddell & Reed Financial, Inc. Class B....................       15,000        376,875
                                                                             -----------
                                                                               2,613,625
                                                                             -----------
Food & Food Distributors -- 3.4%
  Smart & Final, Inc. ......................................       25,000        181,250
  *Whole Foods Market, Inc. ................................       42,000      1,947,750
                                                                             -----------
                                                                               2,129,000
                                                                             -----------
Insurance -- 2.3%
  Enhance Financial Services Group, Inc. ...................       33,000        536,250
  HCC Insurance Holdings, Inc. .............................       69,000        909,937
                                                                             -----------
                                                                               1,446,187
                                                                             -----------
Manufacturing -- 4.1%
  AptarGroup, Inc. .........................................       43,000      1,080,375
  *Gardner Denver Machinery, Inc. ..........................       16,000        267,000
  *Plexus Corp. ............................................       19,000        836,000
  Robbins & Myers, Inc. ....................................       16,000        362,000
                                                                             -----------
                                                                               2,545,375
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies -- 3.6%
  Diagnostic Products Corp. ................................        7,000    $   171,500
  Mentor Corp. .............................................       39,900      1,029,919
  Minntech Corp. ...........................................       40,000        385,000
  *Orthodontic Centers of America, Inc. ....................       38,000        453,625
  *STARR Surgical Co. ......................................       24,000        234,000
                                                                             -----------
                                                                               2,274,044
                                                                             -----------
Oil & Gas -- 1.0%
  *Cal Dive International, Inc. ............................       10,000        331,250
  Santa Fe International Corp. .............................       12,000        310,500
                                                                             -----------
                                                                                 641,750
                                                                             -----------
Oil Equipment & Services -- 1.1%
  CARBO Ceramics, Inc. .....................................       12,000        262,500
  *Oceaneering International, Inc. .........................       29,000        433,188
                                                                             -----------
                                                                                 695,688
                                                                             -----------
Personal Services -- 0.3%
  Strayer Education, Inc. ..................................        8,300        163,925
                                                                             -----------
Railroads -- 0.5%
  *Railtex, Inc. ...........................................       18,000        321,750
                                                                             -----------
Real Estate -- 2.5%
  Chateau Communities, Inc. ................................       46,000      1,193,125
  Liberty Property Trust....................................       15,000        363,750
                                                                             -----------
                                                                               1,556,875
                                                                             -----------
Restaurants -- 3.9%
  Applebee's International, Inc. ...........................       27,000        796,500
  *Jack in the Box, Inc. ...................................       28,000        579,250
  Ruby Tuesday, Inc. .......................................       60,000      1,091,250
                                                                             -----------
                                                                               2,467,000
                                                                             -----------
Retail Merchandising -- 2.9%
  Casey General Stores, Inc. ...............................       46,000        480,125
  Ethan Allen Interiors, Inc. ..............................       35,000      1,122,188
  *Wet Seal (The), Inc., Class A............................       16,000        196,000
                                                                             -----------
                                                                               1,798,313
                                                                             -----------
Semiconductors -- 2.4%
  Dallas Semiconductor Corp. ...............................       22,800      1,469,175
                                                                             -----------
Software -- 1.8%
  *Filenet Corp. ...........................................       44,000      1,122,000
                                                                             -----------
                                                                               1,122,000
                                                                             -----------
Transportation -- 3.9%
  Air Express International Corp. ..........................       27,000        872,438
  *Eagle USA Airfreight, Inc. ..............................       13,500        582,188
  Robinson (C.H.) Worldwide, Inc. ..........................       24,000        954,000
                                                                             -----------
                                                                               2,408,626
                                                                             -----------
    TOTAL COMMON STOCK (COST $48,257,470)...................                  57,801,191
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE         OR PAR         VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.1%
  Phoenix Investment Partners Ltd., 6.00%...................  11/01/2015    $   62,500    $    63,516
                                                                                          -----------
    TOTAL CORPORATE BOND (COST $65,394).....................                                   63,516
                                                                                          -----------
COMMERCIAL PAPER -- 4.4%
  Ford Motor Credit Co., 6.50%..............................  01/04/2000     1,287,000      1,286,303
  General Electric Capital Corp., 5.60%.....................  02/14/2000     1,500,000      1,489,733
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $2,776,036)................                                2,776,036
                                                                                          -----------
SHORT TERM INVESTMENTS -- 3.4%
  Temporary Investment Fund, Inc. -- TempCash...........................     2,100,072      2,100,072
                                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (COST $2,100,072)......................                    2,100,072
                                                                                          -----------
    TOTAL INVESTMENTS -- 100.4% (COST $53,198,972)......................                   62,740,815
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%).........................                     (228,468)
                                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $21.97 per share based on 2,845,165 shares of capital
    stock outstanding)..................................................                  $62,512,347
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($62,512,347/2,845,165 shares outstanding)............................                  $     21.97
                                                                                          ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 95.9%
Australia -- 2.1%
  Australia & New Zealand Bank Group Ltd....................      145,924    $ 1,062,358
  Boral Ltd.................................................            1              2
  Goodman Fielder Ltd.......................................      385,571        344,515
  Pacific Dunlop Ltd. ......................................      301,642        427,273
                                                                             -----------
                                                                               1,834,148
                                                                             -----------
Austria -- 0.6%
  Bank Austria AG...........................................       10,150        572,464
                                                                             -----------
Brazil -- 0.9%
  Petroleo Brasileiro SA ADR................................       13,500        346,248
  Telecomunicacoes Brasileiras SA ADR.......................        3,611        464,013
                                                                             -----------
                                                                                 810,261
                                                                             -----------
Denmark -- 0.7%
  Jyske Bank................................................       31,450        633,575
                                                                             -----------
Finland -- 0.6%
  Kesko Oyj.................................................       42,600        540,598
                                                                             -----------
France -- 9.5%
  Alstom SA.................................................       12,315        410,541
  Assurances Generales de France............................       14,580        790,013
  Banque Nationale de Paris.................................       12,600      1,162,413
  Bongrain..................................................        1,227        406,940
  *Dexia Belgium............................................        4,510        745,837
  *Dexia Strips.............................................        4,510             --
  L'Air Liquide.............................................        6,437      1,077,477
  Michelin-(CGDE)...........................................       19,153        752,308
  PSA Peugeot Citroen.......................................        1,910        433,592
  Societe Generale..........................................        2,018        469,491
  Thomson CSF...............................................       24,219        799,820
  Total Fina SA ADR.........................................       13,661        946,024
  Usinor Sacilor............................................       21,400        401,964
                                                                             -----------
                                                                               8,396,420
                                                                             -----------
Germany -- 10.1%
  *Aventis AG...............................................        4,351        252,414
  Bayer AG..................................................       26,300      1,244,939
  Deutsche Bank AG..........................................       12,777      1,079,012
  Deutsche Lufthansa AG.....................................       36,000        837,547
  Hugo Boss AG..............................................        2,530        323,608
  Merck KGAA................................................       31,289        970,592
  Metallgesellschaft AG.....................................       14,165        283,899
  ProSieben Media AG........................................        7,700        447,467
  Rheinmetall AG............................................       13,900        146,994
  Siemens AG................................................        7,600        966,744
  Veba AG...................................................       21,800      1,059,372
  Viag AG...................................................       16,260        298,048
  Volkswagen AG.............................................       18,150      1,022,754
                                                                             -----------
                                                                               8,933,390
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Greece -- 1.3%
  Hellenic Telecommunications...............................       93,755    $ 1,119,200
                                                                             -----------
Hong Kong -- 1.6%
  CDL Hotels International Ltd..............................      322,000        128,411
  Henderson Investment Ltd..................................      353,000        367,827
  Hong Kong Electric........................................      286,896        896,838
                                                                             -----------
                                                                               1,393,076
                                                                             -----------
Italy -- 3.5%
  Banca Popolare di Bergamo Credito Varesino SpA............       21,400        494,857
  *Beni Stabili SpA.........................................       23,512          8,288
  ENI SpA...................................................       46,400        255,156
  Ente Nazionale Idrocarburi SpA............................       17,000        937,125
  Istituto Bancario San Paolo di Torino SpA.................       34,912        474,331
  Telecom Italia SpA........................................      158,300        964,563
                                                                             -----------
                                                                               3,134,320
                                                                             -----------
Japan -- 27.8%
  77 Bank Ltd...............................................       70,000        733,777
  Aiful Corp................................................        3,000        367,035
  Canon, Inc................................................       39,000      1,549,770
  Credit Saison Co..........................................       45,500        792,698
  Dai-Tokyo Fire and Marine Insurance.......................      143,000        583,645
  Fuji Machine..............................................       21,000      1,693,648
  Honda Motor Co. Ltd.......................................       18,000        669,472
  Mabuchi Motors............................................        9,700      1,692,777
  Marubeni Corp.............................................      270,000      1,133,699
  Matsumotokiyoshi..........................................       15,600      1,207,752
  Mineba Co. Ltd............................................       87,000      1,492,718
  Mitsubishi Heavy Industries Ltd...........................      110,000        367,133
  Murata Manufacturing Co. Ltd..............................        3,000        704,708
  Namco Ltd.................................................       21,500      1,393,070
  Nichiei...................................................       14,100        306,372
  Nippon Express Company Ltd................................      200,000      1,106,000
  Nippon Telegraph & Telephone Corp.........................          250        428,208
  Nishimatsu Construction...................................       80,000        321,034
  Rinnai Corp...............................................       32,000        595,087
  Rohm Co. Ltd..............................................        5,000      2,094,548
  Sankyo Company Ltd. ......................................       25,000        513,849
  Sekisui Chemical Co. .....................................       75,000        332,534
  Shin-Etsu Chemical Company Limited........................        8,000        344,524
  Sony Corp.................................................        7,400      2,194,578
  Toyota Motor Corp.........................................       21,000      1,017,422
  Yamanouchi Pharmaceuticals................................       29,000      1,013,311
                                                                             -----------
                                                                              24,649,369
                                                                             -----------
Korea -- 0.8%
  Korea Electric Power ADR..................................       26,400        442,200
  Pohang Iron & Steel Co. Ltd. ADR..........................        8,000        280,000
                                                                             -----------
                                                                                 722,200
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Mexico -- 0.3%
  Telefonos de Mexico SA ADR................................        2,308    $   259,650
                                                                             -----------
Netherlands -- 6.9%
  ABN Amro Holding..........................................       43,620      1,089,512
  AKZO N.V. ADR.............................................       15,500        771,125
  Buhrmann N.V. ............................................       45,085        678,841
  Hollandsche Beton.........................................       37,826        361,917
  Hunter Douglas N.V. ......................................       26,319        715,694
  ING Groep N.V. ...........................................       17,087      1,031,519
  KPN ADS...................................................        5,383        517,441
  Stork N.V. ...............................................       37,053        541,110
  Vedior N.V. ..............................................       42,400        435,573
                                                                             -----------
                                                                               6,142,732
                                                                             -----------
New Zealand -- 0.9%
  Fletcher Challenge Paper..................................      427,822        299,540
  Telecom Corporation of New Zealand Ltd....................      114,600        538,907
                                                                             -----------
                                                                                 838,447
                                                                             -----------
Norway -- 1.1%
  Norsk Hydro...............................................        9,700        406,612
  Orkla.....................................................       32,000        550,933
                                                                             -----------
                                                                                 957,545
                                                                             -----------
Peru -- 0.4%
  Telefonica del Peru S.A. ADR..............................       27,000        361,125
                                                                             -----------
Portugal -- 1.3%
  Electricidade de Portugal SA..............................       14,500        253,082
  Portugal Telecom SA.......................................       82,870        908,908
                                                                             -----------
                                                                               1,161,990
                                                                             -----------
Singapore -- 1.9%
  Creative Technology Ltd. ADR..............................       30,700        533,413
  Overseas Chinese Banking Corp.............................       44,000        404,203
  United Overseas Bank Ltd..................................       87,544        772,679
                                                                             -----------
                                                                               1,710,295
                                                                             -----------
Spain -- 4.1%
  Argentaria, Caja Postal y Banco Hipotecario de Espana
    SA......................................................       26,000        610,918
  Banco Popular Espanol SA..................................       12,500        815,163
  Endesa SA.................................................       57,086      1,133,211
  Repsol ADR................................................       45,200      1,050,900
                                                                             -----------
                                                                               3,610,192
                                                                             -----------
Sweden -- 0.8%
  Autoliv, Inc. SDR.........................................       25,500        746,298
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Switzerland -- 4.0%
  Barry Callebaut AG  - Registered Shares...................        4,018    $   584,166
  Forbo Holding AG - Registered Shares......................        1,330        626,452
  Sulzer AG - Registered Shares.............................          830        539,503
  Swisscom AG - Registered Shares...........................        1,750        707,781
  United Bank of Switzerland - Registered Shares............        4,170      1,126,107
                                                                             -----------
                                                                               3,584,009
                                                                             -----------
United Kingdom -- 14.7%
  Barclays Plc..............................................       24,442        703,554
  BOC Group Plc.............................................       31,060        667,277
  British Aerospace Plc.....................................      157,830      1,045,265
  British Airways Plc.......................................       64,680        422,090
  Bunzl Plc.................................................      213,599      1,176,540
  Laird Group Ordinary......................................      100,000        395,749
  Medeva Plc................................................        2,248          6,391
  Morgan Crucible Co. Plc...................................      202,215        948,883
  Powergen UK Plc...........................................       91,000        654,116
  Rexam Plc.................................................      193,300        780,594
  Rio Tinto Plc.............................................       46,845      1,131,247
  Royal & Sun Alliance Insurance Group......................      132,768      1,011,180
  Royal Bank of Scotland Group Plc..........................       47,487        842,229
  Safeway Plc...............................................      220,244        754,211
  Scottish and Southern Energy Plc..........................       65,500        522,927
  Tomkins Plc...............................................      181,728        587,090
  Unilever Plc..............................................       65,000        478,250
  Wolseley Plc..............................................      119,200        914,102
                                                                             -----------
                                                                              13,041,695
                                                                             -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $71,298,159).....                  85,152,999
                                                                             -----------
SHORT TERM INVESTMENTS -- 1.6%
  Temporary Investment Fund, Inc. -- TempCash...............    1,409,425      1,409,425
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,409,425)..........                   1,409,425
                                                                             -----------
    TOTAL INVESTMENTS -- 97.5% (COST $72,707,584)...........                  86,562,424
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%...............                   2,233,140
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $16.68 per share based on 5,324,220 shares
    of capital stock outstanding)...........................                 $88,795,564
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($88,795,564/5,324,220 shares outstanding)................                 $     16.68
                                                                             ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
Aerospace & Defense -- 1.1%
  Goodrich (B.F.) Co........................................      8,400    $   231,000
                                                                           -----------
Building & Building Supplies -- 0.5%
  Sherwin Williams Co. .....................................      5,000        105,000
                                                                           -----------
Business & Consumer Services -- 1.8%
  America Online, Inc. .....................................      4,000        301,750
  Expedia, Inc. ............................................      2,500         87,500
                                                                           -----------
                                                                               389,250
                                                                           -----------
Chemicals & Allied Products -- 0.9%
  Cambrex Corp. ............................................      5,800        199,737
                                                                           -----------
Communications -- 15.4%
  Charter Communications, Inc. .............................      7,500        164,062
  General Instrument Corp. .................................      9,800        833,000
  *Global Crossing, Ltd. ...................................      1,500         75,000
  *NEXTLINK Communications, Inc. ...........................      6,300        523,294
  *Qualcomm, Inc. ..........................................        800        141,000
  Scientific Atlanta, Inc. .................................      9,400        522,875
  *Teligent, Inc. ..........................................      3,000        185,250
  True North Communications.................................     11,200        500,500
  *WinStar Communications, Inc. ............................      4,600        344,425
                                                                           -----------
                                                                             3,289,406
                                                                           -----------
Computers -- 2.0%
  *Cisco Systems, Inc. .....................................      2,500        267,812
  *Sun Microsystems, Inc. ..................................      2,000        154,875
                                                                           -----------
                                                                               422,687
                                                                           -----------
Consumer Products -- 0.5%
  Fortune Brands, Inc. .....................................      3,500        115,719
                                                                           -----------
Containers -- 1.2%
  Bemis Co., Inc. ..........................................      7,300        254,587
                                                                           -----------
Drugs & Health Care -- 9.1%
  *Biogen, Inc. ............................................      3,400        287,300
  *Chiron Corp. ............................................      4,000        169,500
  *Genzyme Corp. ...........................................      3,000        135,000
  *Human Genome Sciences, Inc. .............................      3,500        534,187
  Jones Pharma, Inc. .......................................      4,000        173,750
  *Millennium Pharmaceuticals, Inc. ........................      2,900        353,800
  *Watson Pharmaceuticals, Inc. ............................      8,000        286,500
                                                                           -----------
                                                                             1,940,037
                                                                           -----------
Electronic Instruments -- 2.0%
  *Analog Devices, Inc. ....................................      4,600        427,800
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 15.1%
  Applied Power, Inc. Class A...............................      6,000    $   220,500
  *Broadcom Corp., Class A..................................        300         81,713
  *C-Cube Microsystems, Inc. ...............................     11,100        690,975
  *Cable Design Technologies, Inc. .........................      5,700        131,100
  CTS Corp. ................................................      7,400        557,775
  *JDS Uniphase Corp. ......................................      4,000        645,250
  Photronics, Inc...........................................      3,200         91,600
  *Sawtek, Inc. ............................................     12,000        798,750
                                                                           -----------
                                                                             3,217,663
                                                                           -----------
Energy -- 1.2%
  MidAmerican Energy Holdings Co. ..........................      7,600        256,025
                                                                           -----------
Environmental Control -- 1.1%
  Donaldson Co., Inc. ......................................     10,000        240,625
                                                                           -----------
Food & Food Distributors -- 4.2%
  McCormick & Co., Inc. ....................................     12,600        374,850
  *Whole Foods Market, Inc. ................................     11,000        510,125
                                                                           -----------
                                                                               884,975
                                                                           -----------
Insurance -- 0.9%
  AFLAC, Inc. ..............................................      4,000        188,750
                                                                           -----------
Medical Instruments -- 2.0%
  Incyte Pharmaceuticals, Inc. .............................      7,000        420,000
                                                                           -----------
Oil & Gas -- 1.3%
  *Cal Dive International, Inc. ............................      8,500        281,563
                                                                           -----------
Restaurants -- 4.4%
  Applebee's International, Inc. ...........................     15,700        463,150
  Outback Steakhouse, Inc. .................................      6,700        173,781
  Ruby Tuesday, Inc. .......................................     16,800        305,550
                                                                           -----------
                                                                               942,481
                                                                           -----------
Retail - Clothing and Apparel -- 2.1%
  Lands' End, Inc. .........................................     12,800        444,800
                                                                           -----------
Retail Merchandising -- 2.2%
  Ethan Allen Interiors, Inc. ..............................     14,250        456,891
                                                                           -----------
Semiconductors -- 8.3%
  *Applied Materials, Inc. .................................      3,300        418,069
  Dallas Semiconductor Corp. ...............................      9,300        599,269
  *KLA-Tencor Corp. ........................................      2,000        222,750
  *Novellus Systems, Inc. ..................................      4,300        526,884
                                                                           -----------
                                                                             1,766,972
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 9.9%
  *Ariba, Inc. .............................................        800    $   141,900
  Computer Associates International, Inc. ..................      5,000        349,688
  *DoubleClick, Inc. .......................................      1,000        253,062
  *Inktomi Corp. ...........................................      1,200        106,500
  *Lycos, Inc. .............................................      2,000        159,125
  Newbridge Networks Corp. .................................      3,000         67,688
  *Novell, Inc. ............................................     15,500        617,094
  *Oracle Corp. ............................................        900        100,856
  *Red Hat, Inc. ...........................................      1,500        316,875
                                                                           -----------
                                                                             2,112,788
                                                                           -----------
Tobacco -- 0.5%
  UST, Inc..................................................      4,100        103,269
                                                                           -----------
Transportation -- 6.8%
  Air Express International Corp. ..........................     11,000        355,438
  *Eagle USA Airfreight, Inc. ..............................     15,000        646,875
  Robinson (C.H.) Worldwide, Inc. ..........................     11,400        453,150
                                                                           -----------
                                                                             1,455,463
                                                                           -----------
    TOTAL COMMON STOCK (COST $14,598,091)...................                20,147,488
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY      SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE        OR PAR         VALUE
------------------------------------------------------------------------------------------------------
U.S. AGENCY OBLIGATIONS -- 0.8%
  Federal Home Loan Mortgage Corp., 5.25%...................    01/20/2000    $ 180,000    $   179,501
                                                                                           -----------
    TOTAL U.S. AGENCY OBLIGATIONS (COST $179,501)...........                                   179,501
                                                                                           -----------
SHORT TERM INVESTMENTS -- 4.5%
  Temporary Investment Fund.-- TempCash...................................      947,781        947,781
                                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $947,781)..........................                     947,781
                                                                                           -----------
    TOTAL INVESTMENTS -- 99.9% (COST $15,725,373).........................                  21,274,770
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.............................                      22,607
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $17.79 per share based on 1,196,980 shares of capital
  stock outstanding)......................................................                 $21,297,377
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($21,297,377/1,196,980 shares outstanding)..............................                 $     17.79
                                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 96.1%
Aerospace & Defense -- 0.2%
  Honeywell International, Inc. ............................          500    $    28,844
  *Howmet International, Inc. ..............................          220          3,974
  United Technologies Corp. ................................          800         52,000
                                                                             -----------
                                                                                  84,818
                                                                             -----------
Airlines -- 0.1%
  *Midwest Express Holdings, Inc. ..........................          200          6,375
  Southwest Airlines Co.....................................        2,675         43,302
                                                                             -----------
                                                                                  49,677
                                                                             -----------
Appliances -- 0.0%
  Black & Decker Corp.......................................          200         10,450
                                                                             -----------
Art Dealer & Auction House -- 0.0%
  Sotheby's Holdings, Inc. Class A..........................          300          9,000
                                                                             -----------
Banks -- 1.5%
  Fifth Third Bancorp.......................................          100          7,337
  U.S. Bancorp..............................................       22,900        545,306
  Zions Bancorp.............................................          100          5,919
                                                                             -----------
                                                                                 558,562
                                                                             -----------
Beverages -- 1.7%
  Coca Cola Co..............................................        9,800        570,850
  Pepsico, Inc..............................................        2,500         88,125
                                                                             -----------
                                                                                 658,975
                                                                             -----------
Broadcasting & Publishing -- 0.2%
  Central Newspapers, Inc. Class A..........................          200          7,875
  Dow Jones & Co., Inc. ....................................          300         20,400
  *Infinity Broadcasting, Inc...............................          875         31,664
  McGraw-Hill, Inc. ........................................          200         12,325
  Meredith Corp.............................................          150          6,253
                                                                             -----------
                                                                                  78,517
                                                                             -----------
Building & Building Supplies -- 0.2%
  Centex Corp. .............................................          200          4,937
  Ecolab, Inc. .............................................          700         27,387
  Lowe's Cos., Inc..........................................          500         29,875
                                                                             -----------
                                                                                  62,199
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 2.4%
  *ACNielsen Corp. .........................................          200    $     4,925
  *Affiliated Computer Services, Inc. ......................          200          9,200
  *America Online, Inc. ....................................        7,080        534,097
  *BISYS Group, Inc. .......................................          100          6,525
  *Convergys Corp. .........................................          300          9,225
  *DST Systems..............................................          100          7,631
  Interpublic Group of Cos., Inc. ..........................        1,100         63,456
  *Network Appliance, Inc. .................................          800         66,450
  Omnicom Group, Inc. ......................................          850         85,000
  *Safeguard Scientific, Inc. ..............................          125         20,258
  *SEI Investments Co. .....................................          100         11,902
  *TMP Worldwide, Inc. .....................................          100         14,200
  *USWeb Corp. .............................................          200          8,887
  *VeriSign, Inc. ..........................................          325         61,994
  *Whittman-Hart, Inc. .....................................          100          5,362
                                                                             -----------
                                                                                 909,112
                                                                             -----------
Business Equipment -- 0.1%
  *Lexmark International Group, Inc. Class A................          300         27,150
                                                                             -----------
Chemicals & Allied Products -- 0.0%
  Valspar Corp..............................................          100          4,187
                                                                             -----------
Communications -- 9.4%
  *ADC Telecommunications, Inc..............................          700         50,794
  *Adelphia Communications Corp. Class A....................          300         19,688
  *Allegiance Telecom, Inc. ................................          330         30,442
  ALLTEL Corp...............................................          600         49,612
  Comcast Corp. Special Class A Non-Voting..................          700         35,175
  Corning Glass, Inc. ......................................        1,100        141,831
  General Instrument Corp. .................................          200         17,000
  *L-3 Communications Corp. ................................          250         10,406
  Lucent Technologies, Inc. ................................        3,819        285,709
  *MCI WorldCom, Inc. ......................................       17,828        945,972
  *McLeodUSA, Inc. .........................................          600         35,325
  Motorola, Inc. ...........................................          600         88,350
  *Nextel Communications, Inc. Class A......................        1,200        123,750
  *Qualcomm, Inc. ..........................................        1,600        282,000
  SBC Communications, Inc. .................................        7,979        388,976
  Scientific Atlanta, Inc. .................................          100          5,562
  *Sprint Corp. (PCS Group).................................        8,775        899,437
  *Tellabs, Inc. ...........................................        2,000        128,375
  *Valassis Communications, Inc. ...........................          300         12,675
  *Western Wireless Corp. Class A...........................          100          6,675
  *WinStar Communications, Inc. ............................          300         22,462
                                                                             -----------
                                                                               3,580,216
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computer Peripherals -- 0.8%
  *Adaptec, Inc. ...........................................          400    $    19,950
  *Comverse Technology, Inc. ...............................          600         86,850
  *Veritas Software Corp. ..................................        1,270        181,769
                                                                             -----------
                                                                                 288,569
                                                                             -----------
Computers -- 11.1%
  *CDW Computer Centers, Inc. ..............................          100          7,862
  *Cisco Systems, Inc. .....................................       17,080      1,829,694
  *Dell Computer Corp. .....................................        7,350        374,850
  *EMC Corp. ...............................................        8,650        945,012
  *Gateway, Inc. ...........................................          400         28,825
  *Intuit, Inc. ............................................          300         17,981
  *Seagate Technology, Inc. ................................       15,900        740,344
  *Sun Microsystems, Inc. ..................................        3,600        278,775
                                                                             -----------
                                                                               4,223,343
                                                                             -----------
Consumer Products -- 1.2%
  Estee Lauder Co. Class A..................................          400         20,175
  Procter & Gamble Co. .....................................        4,000        438,250
                                                                             -----------
                                                                                 458,425
                                                                             -----------
Cosmetics and Toiletries -- 1.3%
  Avon Products, Inc. ......................................       14,300        471,900
                                                                             -----------
Diversified -- 0.1%
  *Berkshire Hathaway, Inc. Class B.........................           20         36,600
                                                                             -----------
Drugs & Health Care -- 14.3%
  Abbott Laboratories.......................................       17,835        647,633
  American Home Products Corp. .............................       10,900        429,869
  *Andrx Corp. .............................................          300         12,694
  Allergan, Inc. ...........................................          700         34,825
  Bausch & Lomb, Inc. ......................................          100          6,844
  Becton, Dickinson & Co. ..................................       22,300        596,525
  *Biogen, Inc. ............................................          600         50,700
  Bristol-Myers Squibb Co. .................................       15,710      1,008,385
  Colgate-Palmolive Co. ....................................        1,300         84,500
  CVS Corp. ................................................          900         35,944
  *Express Scripts, Inc., Class A...........................          300         19,200
  *IVAX Corp. ..............................................          300          7,725
  Johnson & Johnson.........................................        4,650        433,031
  Lilly (Eli) & Co. ........................................          900         59,850
  McKesson HBOC, Inc. ......................................       25,675        579,292
  *Medimmune, Inc. .........................................          350         58,056
  Merck & Co., Inc. ........................................       16,310      1,093,789
  Schering Plough Corp. ....................................        6,400        270,000
                                                                             -----------
                                                                               5,428,862
                                                                             -----------
Electronic Instruments -- 0.3%
  *Analog Devices, Inc. ....................................          900         83,700
  *Conexant Systems, Inc. ..................................          400         26,550
                                                                             -----------
                                                                                 110,250
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 6.3%
  *American Power Conversion Corp. .........................          350    $     9,231
  *Electronics For Imaging, Inc. ...........................          540         31,387
  General Electric Co. .....................................        9,810      1,518,097
  *Gentex Corp. ............................................          400         11,100
  *JDS Uniphase Corp. ......................................          600         96,787
  Linear Technology Corp. ..................................          600         42,937
  *Solectron Corp. .........................................          200         19,025
  Tandy Corp................................................       10,700        526,306
  Texas Instruments, Inc. ..................................          400         38,750
  *Xilinx, Inc. ............................................        2,400        109,125
                                                                             -----------
                                                                               2,402,745
                                                                             -----------
Energy -- 0.1%
  *AES Corp. ...............................................          100          7,475
  *Calpine Corp. ...........................................          200         12,800
                                                                             -----------
                                                                                  20,275
                                                                             -----------
Environmental Services -- 0.1%
  *Forest Laboratories, Inc. ...............................          400         24,575
                                                                             -----------
Finance -- 5.5%
  American Express Co. .....................................          250         41,563
  Charles Schwab Corp. .....................................        2,000         76,750
  Citigroup, Inc. ..........................................        8,775        487,561
  *Concord EFS, Inc. .......................................        1,200         30,900
  Franklin Resources, Inc. .................................       13,350        428,034
  H & R Block, Inc. ........................................          100          4,375
  MBNA Corp. ...............................................       19,900        542,275
  Paychex, Inc. ............................................          725         29,000
  Providian Financial Corp. ................................        5,025        457,589
  *Sabre Group Holdings, Inc. ..............................          100          5,125
                                                                             -----------
                                                                               2,103,172
                                                                             -----------
Finance - Investment & Other -- 2.5%
  Federated Investors, Inc., Class B........................          250          5,016
  Freddie Mac...............................................          350         16,472
  S & P 400 Mid-Cap Depositary Receipts.....................        1,000         81,125
  Standard & Poor's Depositary Receipts.....................        5,650        829,844
                                                                             -----------
                                                                                 932,457
                                                                             -----------
Food & Food Distributors -- 0.4%
  General Mills, Inc. ......................................        1,200         42,900
  *Keebler Foods Co. .......................................          500         14,063
  Quaker Oats Co. ..........................................          400         26,250
  Sysco Corp. ..............................................        1,300         51,431
                                                                             -----------
                                                                                 134,644
                                                                             -----------
Home Furnishings/Housewares -- 0.0%
  *Mohawk Industries, Inc. .................................          200          5,275
                                                                             -----------
Hotel/Restaurants -- 0.0%
  *MGM Grand, Inc. .........................................          100          5,031
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Industrial -- 0.1%
  Danaher Corp. ............................................          500    $    24,125
                                                                             -----------
Insurance -- 1.5%
  Conseco, Inc. ............................................       32,000        572,000
                                                                             -----------
Leasing -- 0.0%
  Hertz Corp. (The), Class A................................          100          5,013
                                                                             -----------
Leisure & Amusements -- 0.1%
  Harley-Davidson, Inc. ....................................          600         38,438
  Mattel, Inc. .............................................          200          2,625
  *Pixar, Inc. .............................................          200          7,075
                                                                             -----------
                                                                                  48,138
                                                                             -----------
Machinery & Heavy Equipment -- 0.0%
  *SPX Corp. ...............................................          100          8,081
                                                                             -----------
Manufacturing -- 0.1%
  Millipore Corp. ..........................................          550         21,244
  Symbol Technologies, Inc. ................................          200         12,713
  Textron, Inc. ............................................          100          7,669
  *Waters Corp. ............................................          200         10,600
                                                                             -----------
                                                                                  52,226
                                                                             -----------
Medical & Medical Services -- 2.6%
  *Amgen Corp. .............................................       16,700      1,003,043
                                                                             -----------
Medical Instruments -- 1.9%
  Beckman Coulter, Inc .....................................          200         10,175
  Biomet, Inc. .............................................          200          8,000
  *Boston Scientific Corp. .................................       27,300        597,187
  *Guidant Corp. ...........................................          900         42,300
  Stryker Corp. ............................................          550         38,294
  *Sybron International Corp. ..............................          300          7,406
                                                                             -----------
                                                                                 703,362
                                                                             -----------
Office Equipment & Supplies -- 1.7%
  Avery-Dennison Corp. .....................................          100          7,288
  Pitney Bowes, Inc. .......................................          600         28,988
  *Staples, Inc. ...........................................        3,800         78,850
  Xerox Corp. ..............................................       23,100        524,081
                                                                             -----------
                                                                                 639,207
                                                                             -----------
Oil Equipment & Services -- 0.0%
  *BJ Services Co. .........................................          100          4,181
                                                                             -----------
Oil & Gas -- 0.1%
  Apache Corp. .............................................          100          3,694
  Devon Energy Corp. .......................................          100          3,288
  Dynegy, Inc. .............................................          200          4,863
  *Noble Drilling Corp. ....................................          300          9,825
  USX-Marathon Group, Inc. .................................          200          4,938
                                                                             -----------
                                                                                  26,608
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 0.0%
  *Catellus Development Corp. ..............................          400    $     5,125
  St. Joe (The) Co. ........................................          200          4,863
                                                                             -----------
                                                                                   9,988
                                                                             -----------
Restaurants -- 1.1%
  McDonald's Corp. .........................................       10,000        403,125
                                                                             -----------
Retail - Clothing and Apparel -- 1.5%
  *American Eagle Outfitters, Inc. .........................          500         22,500
  Gap, Inc. ................................................       10,950        503,700
  *Jones Apparel Group, Inc. ...............................          200          5,425
  Limited, Inc. ............................................          200          8,663
  *Linens 'N Things, Inc. ..................................          200          5,925
  Ross Stores, Inc..........................................          400          7,175
  *Too, Inc. ...............................................           28            483
                                                                             -----------
                                                                                 553,871
                                                                             -----------
Retail Merchandising -- 7.5%
  *Barnes & Noble, Inc. ....................................          200          4,125
  *Bed, Bath & Beyond, Inc. ................................       18,200        632,450
  *BJ's Wholesale Club, Inc. ...............................          200          7,300
  Circuit City Stores, Inc. ................................          200          9,013
  *Costco Wholesale Corp. ..................................          375         34,219
  Dollar General Corp. .....................................       20,750        472,063
  *Dollar Tree Stores, Inc. ................................          500         24,219
  Home Depot, Inc. .........................................        9,450        647,916
  *Kohls Corp. .............................................          600         43,313
  *Ticketmaster Online-CitySearch, Inc. ....................          400         15,375
  Wal-Mart Stores, Inc. ....................................       13,600        940,100
  *Williams-Sonoma, Inc. ...................................          200          9,200
                                                                             -----------
                                                                               2,839,293
                                                                             -----------
Semiconductors -- 4.7%
  *Altera Corp. ............................................          500         24,781
  *Applied Materials, Inc. .................................        2,060        260,976
  *Applied Micro Circuits Corp. ............................          200         25,450
  *Atmel Corp. .............................................          200          5,913
  Intel Corp. ..............................................       16,150      1,329,347
  *KLA-Tencor Corp. ........................................          100         11,138
  *LSI Logic Corp. .........................................          150         10,125
  *Microchip Technology, Inc. ..............................          100          6,844
  *Novellus Systems, Inc. ..................................          100         12,253
  *PMC-Sierra, Inc. ........................................          100         16,031
  *QLogic Corp. ............................................          250         39,969
  *Sanmina Corp. ...........................................          200         19,975
  *SDL, Inc. ...............................................          100         21,800
  *Vitesse Semiconductors Corp. ............................          100          5,244
                                                                             -----------
                                                                               1,789,846
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 13.4%
  Adobe Systems, Inc. ......................................          400    $    26,900
  *BEA Systems, Inc. .......................................          400         27,975
  *BMC Software, Inc. ......................................          600         47,963
  *Citrix Systems, Inc. ....................................          300         36,900
  Computer Associates International, Inc. ..................        7,700        538,519
  *Compuware Corp. .........................................       16,500        614,625
  *Electronic Arts..........................................          100          8,400
  *Inktomi Corp. ...........................................          600         53,250
  *Legato Systems, Inc. ....................................          600         41,287
  *Lycos, Inc. .............................................          500         39,781
  *Macromedia, Inc. ........................................          100          7,312
  *Microsoft Corp. .........................................       11,600      1,354,300
  *Oracle Corp. ............................................        9,600      1,075,801
  *Parametric Technology Corp. .............................       28,600        773,988
  PE Corp. .................................................          800         96,250
  *Rational Software Corp. .................................          700         34,388
  *Scient Corp. ............................................          100          8,644
  *Symantec Corp. ..........................................          150          8,794
  *Yahoo!, Inc. ............................................          700        302,881
                                                                             -----------
                                                                               5,097,958
                                                                             -----------
Transportation -- 0.0%
  Expeditors International of Washington, Inc. .............          100          4,381
                                                                             -----------
Utilities -- 0.0%
  Enron Corp. ..............................................          200          8,875
                                                                             -----------
    TOTAL COMMON STOCK (COST $29,221,996)...................                  36,472,307
                                                                             -----------
SHORT TERM INVESTMENTS -- 4.6%
  Temporary Investment Fund, Inc. -- TempCash...............    1,760,874      1,760,874
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,760,874)..........                   1,760,874
                                                                             -----------
    TOTAL INVESTMENTS -- 100.7% (COST $30,982,870)..........                  38,233,181
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7)%.............                    (272,162)
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.77 per share based on 2,569,924 shares
    of capital stock outstanding)...........................                 $37,961,019
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($37,961,019/2,569,924 shares outstanding)................                 $     14.77
                                                                             ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 92.8%
Aerospace & Defense -- 2.5%
  Boeing Co. ...............................................      2,400    $    99,750
  Honeywell International, Inc. ............................      2,900        167,294
  Lockheed Martin Corp. ....................................      2,900         63,437
  Raytheon Co., Class B.....................................      5,500        146,094
  United Technologies Corp. ................................      2,023        131,495
                                                                           -----------
                                                                               608,070
                                                                           -----------
Airlines -- 0.5%
  *Alaska Air Group, Inc. ..................................        900         31,612
  Delta Air Lines, Inc. ....................................      3,800        189,287
                                                                           -----------
                                                                               220,899
                                                                           -----------
Apparel -- 0.3%
  Nike, Inc. Class B........................................      1,600         79,300
                                                                           -----------
Appliances -- 0.4%
  Black & Decker Corp. .....................................      1,700         88,825
                                                                           -----------
Automobiles -- 2.5%
  Ford Motor Co. ...........................................      8,200        438,187
  General Motors Corp. .....................................      2,300        167,181
                                                                           -----------
                                                                               605,368
                                                                           -----------
Banks -- 8.1%
  Banc One Corp. ...........................................      8,230        263,875
  Bank of America Corp. ....................................      9,723        487,973
  Chase Manhattan Corp. ....................................      6,900        536,044
  Firstar Corp. ............................................      2,700         57,037
  Morgan (J.P.) & Co., Inc. ................................      2,000        253,250
  PNC Bank Corp. ...........................................      5,700        253,650
  Southtrust Corp. .........................................      2,800        105,875
                                                                           -----------
                                                                             1,957,704
                                                                           -----------
Beverages -- 0.5%
  Pepsico, Inc. ............................................      2,900        102,225
                                                                           -----------
Broadcasting & Publishing -- 4.2%
  *Fox Entertainment Group, Inc. ...........................      4,800        119,700
  Gannett, Inc. ............................................      1,400        114,187
  *Infinity Broadcasting, Inc. .............................      1,300         47,044
  Knight-Ridder, Inc. ......................................      1,400         83,300
  McGraw-Hill, Inc. ........................................      2,300        141,737
  *MediaOne Group, Inc. ....................................      2,600        199,712
  Tribune Co. ..............................................      5,200        286,324
                                                                           -----------
                                                                               992,004
                                                                           -----------
Building & Building Supplies -- 0.7%
  Lafarge Corp. ............................................      1,400         38,675
  Lowe's Cos., Inc. ........................................        800         47,800
  Masco Corp. ..............................................      3,200         81,200
                                                                           -----------
                                                                               167,675
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 2.1%
  Dun & Bradstreet Corp. ...................................      3,300    $    97,350
  Electronic Data Systems...................................      4,700        314,606
  XL Capital Ltd. ..........................................      1,900         98,562
                                                                           -----------
                                                                               510,518
                                                                           -----------
Business Data Processing -- 0.2%
  Reynolds & Reynolds Co. Class A...........................      2,100         47,250
                                                                           -----------
Business Equipment -- 0.4%
  *Lexmark International Group, Inc. Class A................      1,000         90,500
                                                                           -----------
Chemicals & Allied Products -- 2.8%
  Dow Chemical Co. .........................................      3,000        400,875
  Du Pont (E.I.) de Nemours & Co. ..........................      3,751        247,097
  Union Carbide Corp. ......................................        500         33,375
                                                                           -----------
                                                                               681,347
                                                                           -----------
Communications -- 11.6%
  ALLTEL Corp. .............................................      2,500        206,719
  AT&T Corp. ...............................................     13,650        692,737
  Bell Atlantic Corp. ......................................      6,200        381,688
  BellSouth Corp. ..........................................      4,700        220,019
  GTE Corp. ................................................      2,300        162,294
  Lucent Technologies, Inc. ................................      1,100         82,294
  *MCI WorldCom, Inc. ......................................     11,250        596,953
  Motorola, Inc. ...........................................      1,000        147,250
  SBC Communications, Inc. .................................      5,566        271,343
  Telephone and Data Systems, Inc. .........................        500         63,000
                                                                           -----------
                                                                             2,824,297
                                                                           -----------
Computers -- 2.3%
  International Business Machines Corp. ....................      2,800        302,400
  *Unisys Corp. ............................................      8,000        255,500
                                                                           -----------
                                                                               557,900
                                                                           -----------
Consumer Products -- 0.5%
  Fortune Brands, Inc. .....................................      3,400        112,412
                                                                           -----------
Drugs & Health Care -- 3.1%
  Abbott Laboratories.......................................      1,200         43,575
  Allergan, Inc. ...........................................        600         29,850
  Bausch & Lomb, Inc. ......................................      1,800        123,187
  Baxter International, Inc. ...............................      3,100        194,719
  Bristol-Myers Squibb Co. .................................      2,800        179,725
  Schering Plough Corp. ....................................      2,500        105,469
  United Healthcare Corp. ..................................      1,300         69,063
                                                                           -----------
                                                                               745,588
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 2.3%
  Chevron Corp. ............................................      1,900    $   164,587
  Consolidated Edison, Inc. ................................      1,500         51,750
  FPL Group, Inc. ..........................................      1,600         68,500
  Royal Dutch Petroleum Co. ................................      3,000        181,313
  Southern Co. .............................................      4,400        103,400
                                                                           -----------
                                                                               569,550
                                                                           -----------
Finance -- 8.5%
  Citigroup, Inc. ..........................................     12,800        711,200
  Comerica, Inc. ...........................................      2,800        130,725
  Financial Security Assurance Holdings Ltd. ...............        900         46,912
  First Data Corp. .........................................      1,800         88,762
  Fleet Boston Financial Corp. .............................      9,300        323,756
  GreenPoint Financial Corp. ...............................      2,000         47,625
  Hartford Financial Services, Inc. ........................      5,000        236,875
  Household International, Inc. ............................      1,500         55,875
  H & R Block, Inc. ........................................      1,900         83,125
  MBNA Corp. ...............................................      3,900        106,275
  Providian Financial Corp. ................................        800         72,850
  SLM Holding Corp. ........................................      1,700         71,825
  Washington Mutual, Inc. ..................................      3,850        100,100
                                                                           -----------
                                                                             2,075,905
                                                                           -----------
Finance - Investment & Other -- 4.2%
  Edwards (A.G.), Inc. .....................................      2,900         92,981
  Fannie Mae................................................      5,600        349,650
  Morgan Stanley Dean Witter & Co. .........................      4,100        585,275
                                                                           -----------
                                                                             1,027,906
                                                                           -----------
Food & Food Distributors -- 2.4%
  General Mills, Inc. ......................................      1,500         53,625
  Heinz (H.J.) Co. .........................................      1,800         71,663
  IBP, Inc. ................................................        900         16,200
  Nabisco Holdings Corp., Class A...........................      2,300         72,738
  Quaker Oats Co. ..........................................        800         52,500
  Ralston Purina Group......................................      4,300        119,863
  *Safeway, Inc. ...........................................      4,400        156,475
  Sara Lee Corp. ...........................................      1,800         39,712
                                                                           -----------
                                                                               582,776
                                                                           -----------
Healthcare Services -- 1.5%
  Columbia/HCA Healthcare Corp. ............................     12,800        375,200
                                                                           -----------
Hotel/Restaurants -- 0.3%
  Host Marriott Corp. ......................................      8,187         67,543
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 5.5%
  Allstate Corp. ...........................................      7,700    $   184,800
  Ambac Financial Group, Inc. ..............................      1,400         73,062
  American General Corp. ...................................      2,900        220,038
  American International Group, Inc. .......................      2,400        259,500
  Cigna Corp. ..............................................      1,400        112,787
  ConAgra, Inc. ............................................      2,000         45,125
  Conseco, Inc. ............................................     12,400        221,650
  Marsh & McLennan Cos., Inc. ..............................        600         57,412
  Old Republic International Corp. .........................      2,300         31,337
  Partner Re Ltd. ..........................................      2,400         77,850
  St. Paul Companies, Inc. .................................      1,500         50,531
                                                                           -----------
                                                                             1,334,092
                                                                           -----------
Leisure & Amusements -- 0.4%
  Mattel, Inc. .............................................      7,400         97,125
                                                                           -----------
Machinery & Heavy Equipment -- 1.7%
  Caterpillar, Inc. ........................................      2,200        103,538
  Deere & Co. ..............................................      5,800        251,575
  Dover Corp. ..............................................      1,500         68,062
                                                                           -----------
                                                                               423,175
                                                                           -----------
Manufacturing -- 2.9%
  Alcoa, Inc. ..............................................      2,400        199,200
  Cummins Engine Co., Inc. .................................      1,100         53,144
  Eaton Corp. ..............................................        700         50,838
  PPG Industries, Inc. .....................................      2,400        150,150
  Textron, Inc. ............................................      2,300        176,381
  Tyco International Ltd. ..................................      1,100         42,762
  U.S. Industries, Inc. ....................................      2,100         29,400
                                                                           -----------
                                                                               701,875
                                                                           -----------
Manufacturing Equipment -- 1.0%
  Illinois Tool Works, Inc. ................................      1,188         80,264
  Ingersoll Rand Co. .......................................      2,900        159,681
                                                                           -----------
                                                                               239,945
                                                                           -----------
Medical Equipment & Supplies -- 0.2%
  Cooper Industries, Inc. ..................................      1,200         48,525
                                                                           -----------
Metals - Iron & Steel -- 0.2%
  AK Steel Holding Corp. ...................................      2,100         39,638
                                                                           -----------
Natural Gas -- 0.3%
  Phillips Petroleum Co. ...................................      1,600         75,200
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas -- 7.3%
  Amerada Hess Corp. .......................................      3,400    $   192,950
  BP Amoco Plc ADR..........................................      1,600         94,900
  Coastal Corp. ............................................      5,400        191,362
  Ensco International, Inc. ................................      1,300         29,738
  Exxon Mobil Corp. ........................................     10,828        872,331
  Texaco, Inc. .............................................      2,000        108,625
  Unocal Corp. .............................................      5,700        191,306
  USX-Marathon Group, Inc. .................................      3,700         91,344
                                                                           -----------
                                                                             1,772,556
                                                                           -----------
Oil Equipment & Services -- 0.7%
  Diamond Offshore Drilling, Inc. ..........................      1,500         45,844
  Kerr-McGee Corp. .........................................        600         37,200
  National Fuel Gas Co. ....................................        900         41,850
  Tidewater, Inc. ..........................................      1,000         36,000
                                                                           -----------
                                                                               160,894
                                                                           -----------
Paper & Forest Products -- 2.5%
  Champion International Corp. .............................      1,300         80,519
  Fort James Corp. .........................................      3,000         82,125
  International Paper Co. ..................................      6,400        361,201
  Temple Inland, Inc. ......................................      1,200         79,125
                                                                           -----------
                                                                               602,970
                                                                           -----------
Photography Equipment & Supplies -- 0.7%
  Eastman Kodak Co. ........................................      2,600        172,250
                                                                           -----------
Railroads -- 0.9%
  Union Pacific Corp., Series A.............................      5,200        226,850
                                                                           -----------
Real Estate -- 0.3%
  *Catellus Development Corp. ..............................      5,700         73,031
                                                                           -----------
Restaurants -- 0.1%
  Darden Restaurants, Inc. .................................      1,200         21,750
                                                                           -----------
Retail - Clothing and Apparel -- 0.4%
  Limited, Inc. ............................................      2,300         99,619
                                                                           -----------
Retail Merchandising -- 0.8%
  May Department Stores Co. ................................      1,300         41,925
  Sears, Roebuck & Co. .....................................      2,900         88,269
  TJX Companies, Inc. ......................................      3,000         61,313
                                                                           -----------
                                                                               191,507
                                                                           -----------
Semiconductors -- 1.8%
  Cypress Semiconductor Corp. ..............................      1,300         42,088
  Intel Corp. ..............................................      3,164        260,437
  *KLA-Tencor Corp. ........................................        600         66,825
  *Micron Technology, Inc. .................................        800         62,200
                                                                           -----------
                                                                               431,550
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 1.2%
  *BMC Software, Inc. ......................................      2,900    $   231,819
  *Compuware Corp. .........................................      1,400         52,150
                                                                           -----------
                                                                               283,969
                                                                           -----------
Tobacco -- 0.3%
  Philip Morris Cos., Inc. .................................      3,000         69,563
                                                                           -----------
Utilities -- 1.7%
  Baltimore Gas & Electric Co. .............................      2,900         84,100
  DTE Energy Co. ...........................................      2,400         75,300
  El Paso Energy Corp. .....................................      1,000         38,813
  Pinnacle West Capital Corp. ..............................      1,400         42,788
  Public Service Enterprise Group, Inc. ....................      2,200         76,588
  Texas Utilities Co. ......................................      2,900        103,131
                                                                           -----------
                                                                               420,720
                                                                           -----------
    TOTAL COMMON STOCK (COST $22,482,529)...................                22,577,566
                                                                           -----------
SHORT TERM INVESTMENTS -- 3.8%
  Temporary Investment Fund, Inc. -- TempCash...............    916,007        916,007
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $916,007)............                   916,007
                                                                           -----------
    TOTAL INVESTMENTS -- 96.6% (COST $23,398,536)...........                23,493,573
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.4%...............                   825,038
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $9.98 per share based on 2,435,689 shares
    of capital stock outstanding)...........................               $24,318,611
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($24,318,611/2,435,689 shares outstanding)................               $      9.98
                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 99.2%
Airlines -- 1.4%
  *Atlantic Coast Airlines, Inc.............................        7,700    $   182,875
  *Mesa Airlines, Inc.......................................        4,700         22,324
  *Ryanair Holdings Plc.....................................        6,400        352,800
  SkyWest, Inc..............................................        3,200         89,600
                                                                             -----------
                                                                                 647,599
                                                                             -----------
Automotive & Equipment -- 0.5%
  Exide Corp................................................       25,100        208,644
                                                                             -----------
Banks -- 0.8%
  *First Republic Bank, Inc.................................       10,600        249,100
  Westamerica Bancorporation................................        3,800        106,162
                                                                             -----------
                                                                                 355,262
                                                                             -----------
Broadcasting & Publishing -- 3.0%
  *Ascent Entertainment Group...............................       19,400        246,137
  *Citadel Communications Corp..............................        5,100        330,862
  *Emmis Broadcasting Corp. Class A.........................        3,300        411,314
  *Scandinavian Broadcasting S.A............................        7,800        379,762
                                                                             -----------
                                                                               1,368,075
                                                                             -----------
Building & Building Supplies -- 0.4%
  *Dycom Industries, Inc....................................        4,400        193,875
                                                                             -----------
Business & Consumer Services -- 7.7%
  *CBT Group Plc ADR........................................        7,900        264,650
  *Corporate Executive Board Co.............................        2,300        128,512
  *Ebenx, Inc...............................................       13,400        606,350
  *Getty Images, Inc........................................        4,000        195,500
  *IT Group, Inc............................................       34,500        316,969
  *Liberty Digital, Inc. Class A............................       15,200      1,128,600
  *Sportsline USA, Inc......................................        3,900        195,487
  *TMP Worldwide, Inc.......................................        4,600        653,200
                                                                             -----------
                                                                               3,489,268
                                                                             -----------
Chemicals & Allied Products -- 0.7%
  Geon Co...................................................       10,200        331,500
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 15.9%
  *Acme Communications, Inc.................................       13,800    $   458,850
  *Adaptive Broadband Corp..................................        5,400        398,587
  *Adelphia Communications Corp. Class A....................        8,600        564,375
  *Harmonic Lightwaves, Inc.................................        3,100        294,306
  *ICG Communications, Inc..................................       25,100        470,625
  *Insight Communications Co., Inc..........................        9,400        278,475
  *Leap Wireless International, Inc.........................        8,900        698,650
  *Netoptix Corp............................................        1,900        126,825
  *Ortel Corp...............................................        3,000        360,000
  *Osicom Technologies, Inc.................................       13,400        608,025
  *Pinnacle Holdings, Inc...................................        7,000        296,625
  *Voicestream Wireless Corp................................        8,000      1,138,500
  *Western Wireless Corp. Class A...........................        7,200        480,600
  *Westwood One, Inc........................................        3,300        250,800
  *Wink Communications, Inc.................................       12,700        762,794
                                                                             -----------
                                                                               7,188,037
                                                                             -----------
Computers -- 10.7%
  *Applied Micro Circuits Corp..............................        2,400        305,400
  *Bottomline Technologies, Inc.............................        3,800        136,800
  *Clarus Corp..............................................        3,500        231,000
  *Cybex Computer Products Corp.............................        4,300        174,150
  *Data Return Corp.........................................        6,300        337,050
  *Emulex Corp..............................................        2,800        315,000
  *Gadzoox Networks, Inc....................................        2,900        126,331
  *GetThere.Com, Inc........................................        4,500        181,125
  *Infospace.Com, Inc.......................................        1,000        214,000
  *Media Metrix, Inc........................................        7,100        253,825
  *NBC Internet, Inc........................................        8,300        641,175
  *NetScout Systems, Inc....................................        7,500        232,500
  *SciQuest.Com, Inc........................................        1,900        151,050
  *Siebel Systems, Inc......................................        5,400        453,600
  *SmartDisk Corp...........................................        5,300        173,575
  *VerticalNet, Inc.........................................        4,100        672,400
  *Visual Networks, Inc.....................................        3,000        237,750
                                                                             -----------
                                                                               4,836,731
                                                                             -----------
Drugs & Health Care -- 5.6%
  *Alkermes, Inc............................................        3,700        181,763
  Bindley Western Industries, Inc...........................       13,200        198,825
  *Cephalon, Inc............................................        8,700        300,694
  *COR Therapeutics, Inc....................................        7,300        196,187
  *Inhale Therapeutic Systems...............................        4,600        195,788
  *Novoste Corp.............................................        6,000         99,000
  *Pharmacyclics, Inc.......................................        3,100        127,875
  *Priority Healthcare Corp. Class B........................       16,774        485,398
  *Progenics Pharmaceuticals, Inc...........................        3,500        171,062
  *Protein Design Labs, Inc.................................        4,700        329,000
  *Vical, Inc...............................................        8,800        263,450
                                                                             -----------
                                                                               2,549,042
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electrical Equipment -- 1.0%
  *Micrel, Inc..............................................        6,700    $   381,481
  *Quanta Services, Inc.....................................        1,700         48,025
                                                                             -----------
                                                                                 429,506
                                                                             -----------
Electronic Instruments -- 1.1%
  *ATMI, Inc................................................        7,700        254,581
  *Veeco Instruments, Inc...................................        5,300        248,106
                                                                             -----------
                                                                                 502,687
                                                                             -----------
Electronics -- 18.9%
  *Burr-Brown Corp..........................................        9,300        335,963
  *Credence Systems Corp....................................        4,400        380,600
  *Cree Research, Inc.......................................       12,700      1,084,263
  *Intertan, Inc............................................       17,400        454,575
  *LAM Research Corp........................................        6,800        758,625
  *Netsilicon, Inc..........................................       31,000        621,937
  *PLX Technology, Inc......................................       15,300        289,744
  *Photronics, Inc..........................................        5,800        166,025
  *Quicklogic Corp..........................................        9,400        155,100
  *SDL, Inc.................................................        4,500        981,000
  *Semtech Corp.............................................        8,800        458,700
  *Triquint Semiconductor, Inc..............................        8,200        912,250
  *Varian Semiconductor Equipment Associates, Inc...........       36,600      1,244,400
  *Zoran Corp...............................................       12,200        680,150
                                                                             -----------
                                                                               8,523,332
                                                                             -----------
Finance -- 0.9%
  *Golden State Bancorp, Inc................................        7,600        131,100
  Jefferies Group, Inc......................................        3,400         74,800
  *Nextcard, Inc............................................        7,300        210,787
                                                                             -----------
                                                                                 416,687
                                                                             -----------
Finance - Investment & Other -- 0.2%
  *NCO Group, Inc...........................................        3,000         90,375
                                                                             -----------
Hotel/Restaurants -- 1.0%
  *Mandalay Resort Group....................................       21,500        432,688
                                                                             -----------
Leisure & Amusements -- 1.8%
  *Bally Total Fitness Holding Corp.........................       14,200        378,963
  *Cinar Films, Inc.........................................       12,500        306,250
  *Tweeter Home Entertainment Group, Inc....................        3,400        120,700
                                                                             -----------
                                                                                 805,913
                                                                             -----------
Manufacturing -- 1.1%
  Kennametal, Inc...........................................       15,200        511,100
                                                                             -----------
Metals - Iron & Steel -- 0.1%
  *Mueller Industries, Inc..................................        1,300         47,125
                                                                             -----------
Oil & Gas -- 0.6%
  *Cal Dive International, Inc..............................        2,300         76,188
  *Core Laboratories N.V....................................        8,700        174,544
                                                                             -----------
                                                                                 250,732
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil Equipment & Services -- 5.6%
  *BJ Services Co...........................................       14,100    $   589,556
  *Marine Drilling..........................................       30,800        691,075
  *Oceaneering International, Inc...........................        9,900        147,881
  *Rowan Cos., Inc..........................................       28,200        611,588
  *Smith International, Inc.................................        9,500        472,031
                                                                             -----------
                                                                               2,512,131
                                                                             -----------
Real Estate -- 1.0%
  *Costar Group.............................................       12,300        441,263
                                                                             -----------
Retail Merchandising -- 0.7%
  *1-800-Flowers.Com, Inc...................................       13,100        140,006
  *RoweCom, Inc.............................................        4,300        195,113
                                                                             -----------
                                                                                 335,119
                                                                             -----------
Semiconductors -- 3.3%
  *Exar Corp................................................        3,000        176,625
  *Globespan, Inc...........................................        2,200        143,275
  *Integrated Device Technology, Inc........................       25,000        725,000
  *QLogic Corp..............................................        2,800        447,650
                                                                             -----------
                                                                               1,492,550
                                                                             -----------
Software -- 13.7%
  *Bluestone Software, Inc..................................        1,800        207,000
  *Broadbase Software, Inc..................................       13,100      1,473,750
  *C-Bridge Internet Solutions..............................        1,400         68,075
  *Diamond Technology Partners, Inc.........................        1,450        124,609
  *Digex, Inc...............................................        5,100        350,625
  *Digimarc Corp............................................        3,400        170,000
  *Digital Island, Inc......................................        8,600        818,075
  *Digital River, Inc.......................................        3,500        116,594
  *HNC Software, Inc........................................        2,300        243,225
  *Interwoven, Inc..........................................        5,400        656,775
  *InterVU, Inc.............................................        2,500        262,500
  *Manugistics Group, Inc...................................        6,300        203,569
  *Mercury Interactive Corp.................................        1,700        183,494
  *Ondisplay, Inc...........................................        3,800        345,325
  *Preview Systems, Inc.....................................        2,900        188,138
  *TSI International Software Ltd...........................        5,200        294,450
  *Viador, Inc..............................................        3,000        127,125
  *WorldGate Communications, Inc............................        6,100        290,131
  *Xcelera.Com, Inc.........................................          400         55,800
                                                                             -----------
                                                                               6,179,260
                                                                             -----------
Transportation -- 1.3%
  *Atlas Air, Inc...........................................        4,200        115,238
  *Eagle USA Airfreight, Inc................................        7,000        301,875
  *Forward Air Corp.........................................        4,300        186,513
                                                                             -----------
                                                                                 603,626
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Waste Management -- 0.2%
  *Waste Connections, Inc...................................        6,800    $    98,175
                                                                             -----------
    TOTAL COMMON STOCK (COST $27,953,339)...................                  44,840,302
                                                                             -----------
SHORT TERM INVESTMENTS -- 6.8%
  Temporary Investment Fund, Inc. -- TempCash...............    3,075,488      3,075,488
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $3,075,488)..........                   3,075,488
                                                                             -----------
    TOTAL INVESTMENTS -- 106.0% (COST $31,028,827)..........                  47,915,790
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.0%).............                  (2,715,308)
                                                                             -----------
NET ASSETS -- 0.0%
  (Equivalent to $18.83 per share based on 2,400,329 shares
    of capital stock outstanding)...........................                 $45,200,482
                                                                             ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
  (45,200,482/2,400,329 shares outstanding..................                 $     18.83
                                                                             ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
Aerospace & Defense -- 1.7%
  AAR Corp. ................................................      7,900    $   141,706
  *Kellstrom Industries, Inc. ..............................      3,100         28,287
  Primex Technologies, Inc. ................................      1,000         20,750
                                                                           -----------
                                                                               190,743
                                                                           -----------
Airlines -- 0.3%
  *America West Airlines, Inc. .............................      1,600         33,200
                                                                           -----------
Apparel -- 0.5%
  *Unifi, Inc. .............................................      4,700         57,869
                                                                           -----------
Automobiles -- 0.5%
  Winnebago Industries, Inc. ...............................      2,800         56,175
                                                                           -----------
Automotive Equipment -- 1.6%
  Arvin Industries, Inc. ...................................      1,000         28,375
  *Dura Automotive Systems, Inc. ...........................      1,600         27,900
  *Tower Automotive, Inc. ..................................      3,600         55,575
  *Transportation Technologies Industries...................      2,200         39,737
  *Wabash National Corp. ...................................      2,300         34,500
                                                                           -----------
                                                                               186,087
                                                                           -----------
Banks -- 5.5%
  Amcore Financial..........................................      2,900         69,600
  Andover Bancorp, Inc. ....................................        700         19,600
  Bank United Corp., Class A................................      1,300         35,425
  Chittenden Corp. .........................................      1,207         35,757
  Colonial BancGroup, Inc. .................................      4,600         47,725
  Commercial Federal Corp. .................................      6,000        106,875
  Dime Community Bancorp, Inc. .............................        550         10,175
  East West Bancorp, Inc. ..................................      2,900         33,169
  First Bell Bancorp, Inc. .................................      3,800         57,950
  Hudson United Bancorp.....................................      2,884         73,722
  *Local Financial Corp. ...................................      3,500         36,312
  Seacoast Financial Services Corp. ........................      6,400         65,200
  Sovereign Bancorp, Inc. ..................................      3,900         29,067
                                                                           -----------
                                                                               620,577
                                                                           -----------
Beverages -- 0.9%
  *Canandaigua Brands, Inc., Class A........................      1,200         61,200
  Coors Adolph Co. Class B..................................        700         36,750
                                                                           -----------
                                                                                97,950
                                                                           -----------
Building & Building Supplies -- 3.4%
  BMC West Corp. ...........................................      2,720         27,880
  Florida Rock Industries, Inc. ............................        500         17,219
  *Jacobs Engineering Group, Inc. ..........................      3,100        100,750
  Lafarge Corp. ............................................      1,900         52,487
  M.D.C. Holdings, Inc. ....................................      2,300         36,081
  *Morrison Knudsen Corp. ..................................      6,100         47,656
  Texas Industries, Inc. ...................................      1,400         59,587
  *Toll Brothers, Inc. .....................................      2,350         43,769
                                                                           -----------
                                                                               385,429
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 4.7%
  *Interep National Radio Sales, Inc. ......................      3,800    $    50,825
  *Interim Services, Inc. ..................................      6,200        153,450
  *Personnel Group of America, Inc. ........................      5,800         58,725
  *Seitel, Inc. ............................................      3,700         24,975
  *Sterling Software, Inc. .................................      6,400        201,600
  *Zomax Optical Media, Inc. ...............................        900         40,725
                                                                           -----------
                                                                               530,300
                                                                           -----------
Chemicals & Allied Products -- 0.8%
  *Ferro Corp. .............................................      3,800         83,600
  *International Speciality.................................      1,100         10,106
                                                                           -----------
                                                                                93,706
                                                                           -----------
Communications -- 0.8%
  *CommScope, Inc. .........................................      1,400         56,437
  Teltrend, Inc. ...........................................      1,000         30,250
                                                                           -----------
                                                                                86,687
                                                                           -----------
Computers -- 2.0%
  *In Focus Systems, Inc. ..................................      2,600         60,287
  *InterVoice-Brite, Inc. ..................................      4,300        101,722
  *Metamor Worldwide, Inc. .................................      1,200         34,950
  *Pomeroy Computer Resources, Inc. ........................      2,200         29,150
                                                                           -----------
                                                                               226,109
                                                                           -----------
Consumer Staples -- 0.5%
  Church and Dwight, Inc. ..................................      2,100         56,044
                                                                           -----------
Containers -- 0.3%
  Ivex Packaging Corp. .....................................      2,540         25,400
  *US Can Corp. ............................................        350          6,956
                                                                           -----------
                                                                                32,356
                                                                           -----------
Drugs & Health Care -- 0.9%
  Bindley Western Industries, Inc. .........................      4,533         68,278
  *Medicis Pharmaceutical Corp. Class A.....................        800         34,050
                                                                           -----------
                                                                               102,328
                                                                           -----------
Electrical Equipment -- 1.0%
  *UCAR International, Inc. ................................      6,640        118,275
                                                                           -----------
Electronics -- 7.3%
  Applied Power, Inc. Class A...............................      1,300         47,775
  *Ardent Software, Inc. ...................................      3,400        132,600
  *Arrow Electronics, Inc. .................................      4,700        119,262
  *Benchmark Electronics, Inc. .............................      2,100         48,169
  Burr-Brown Corp. .........................................      1,740         62,857
  *Cable Design Technologies, Inc. .........................      2,200         50,600
  Harman International Industries, Inc. ....................      2,400        134,700
  *International Rectifier Corp. ...........................      5,500        143,000
  *Stoneridge, Inc. ........................................      1,200         18,525
  *Telcom Semiconductor, Inc. ..............................      3,300         69,300
                                                                           -----------
                                                                               826,788
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 1.0%
  *NSTAR....................................................      1,450    $    58,725
  RGS Energy Corp. .........................................      2,400         49,350
                                                                           -----------
                                                                               108,075
                                                                           -----------
Engineering -- 0.3%
  *URS Corp. ...............................................      1,600         34,700
                                                                           -----------
Finance -- 3.0%
  Astoria Financial Corp. ..................................      2,200         66,962
  Dain Rauscher Corp. ......................................      1,100         51,150
  Downey Financial Corp. ...................................      3,100         62,581
  Golden State Bancorp, Inc. ...............................      4,500         77,625
  Heller Financial, Inc. ...................................      3,300         66,206
  MAF Bancorp, Inc. ........................................        800         16,750
                                                                           -----------
                                                                               341,274
                                                                           -----------
Finance - Investment & Other -- 0.2%
  Advest Group, Inc. .......................................      1,100         20,212
                                                                           -----------
Foods -- 2.3%
  *International Home Foods, Inc. ..........................      6,900        119,887
  *Suiza Foods Corp. .......................................      3,600        142,650
                                                                           -----------
                                                                               262,537
                                                                           -----------
Food & Food Distributors -- 1.2%
  *Ben & Jerry's Homemade, Inc. Class A.....................      1,100         27,362
  Earthgrains Co. ..........................................      3,900         62,887
  *Smithfield Foods, Inc. ..................................      1,800         43,200
                                                                           -----------
                                                                               133,449
                                                                           -----------
Healthcare Services -- 1.4%
  *Trigon Healthcare, Inc. .................................      5,270        155,465
                                                                           -----------
Home Furnishings -- 0.4%
  *LADD Furniture, Inc. ....................................      2,100         41,475
                                                                           -----------
Home Furnishings/Housewares -- 1.8%
  Bush Industries, Inc. Class A.............................      3,600         61,875
  *Furniture Brands International, Inc. ....................      4,430         97,460
  *Mohawk Industries, Inc. .................................      2,000         52,750
                                                                           -----------
                                                                               212,085
                                                                           -----------
Hotel/Restaurants -- 0.7%
  Mandalay Resort Group.....................................      3,800         76,475
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 3.3%
  Chicago Title Corp. ......................................      1,100    $    50,875
  *Delphi Financial Group, Inc. Class A.....................      1,364         40,920
  Enhance Financial Services Group, Inc. ...................      1,500         24,375
  FBL Financial Group, Inc. ................................      1,900         38,000
  MONY Group Inc. ..........................................      1,000         29,187
  PMI Group, Inc. ..........................................      1,300         63,456
  Radian Group, Inc. .......................................      1,000         47,750
  Reinsurance Group, Inc. ..................................      2,900         80,475
                                                                           -----------
                                                                               375,038
                                                                           -----------
Leasing -- 2.3%
  Avis Rent A Car, Inc. ....................................      5,000        127,813
  *Dollar Thrifty Automotive Group, Inc. ...................      2,200         52,663
  *Rent Way, Inc. ..........................................      3,100         57,931
  Rollins Truck Leasing.....................................      2,850         34,022
                                                                           -----------
                                                                               272,429
                                                                           -----------
Machinery & Heavy Equipment -- 1.2%
  Manitowoc Co., Inc. ......................................      1,400         47,600
  Oshkosh Truck Corp. ......................................      1,300         38,106
  *Terex Corp. .............................................      1,900         52,725
                                                                           -----------
                                                                               138,431
                                                                           -----------
Machinery & Instrumentation -- 0.6%
  Regal-Beloit Corp. .......................................      3,200         66,000
                                                                           -----------
Manufacturing -- 6.6%
  Belden, Inc. .............................................      6,700        140,700
  *Clarcor, Inc. ...........................................      2,300         41,400
  *Griffon Corp. ...........................................     12,600         98,437
  Hon Industries, Inc. .....................................      5,300        116,269
  Monaco Coach Corp. .......................................      3,225         82,439
  *Moog, Inc. Class A.......................................        700         18,900
  *Northwest Pipe Co. ......................................      4,000         56,000
  Quanex Corp. .............................................      4,050        103,275
  Smith (A.O.) Corp. .......................................      1,200         26,250
  Standex International Corp. ..............................      2,600         54,437
  Velcro Industries N.V. ...................................      1,010         12,183
                                                                           -----------
                                                                               750,290
                                                                           -----------
Manufacturing Equipment -- 0.3%
  *Lawson Products, Inc. ...................................      1,400         32,375
                                                                           -----------
Medical Equipment & Supplies -- 1.3%
  *Haemonetics Corp. .......................................      4,400        104,775
  Varian Medical Systems, Inc. .............................      1,700         50,681
                                                                           -----------
                                                                               155,456
                                                                           -----------
Medical Instruments -- 0.7%
  Dentsply International, Inc. .............................      3,300         77,963
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical & Medical Services -- 1.9%
  *Bard (C.R.), Inc. .......................................        800    $    42,400
  *CONMED Corp. ............................................      1,600         41,400
  *Dura Pharmaceuticals, Inc. ..............................      5,000         69,688
  *Medco Research, Inc. ....................................      1,000         30,063
  *Polymedica Corp. ........................................      1,600         37,000
                                                                           -----------
                                                                               220,551
                                                                           -----------
Metals - Iron & Steel -- 0.6%
  AK Steel Holding Corp. ...................................      1,000         18,875
  *Ryerson Tull, Inc. ......................................      2,400         46,650
                                                                           -----------
                                                                                65,525
                                                                           -----------
Office Equipment & Supplies -- 0.5%
  *United Stationers, Inc. .................................      1,850         52,841
                                                                           -----------
Oil -- 2.1%
  Noble Affiliates, Inc. ...................................      3,400         72,888
  *Ocean Energy, Inc. ......................................      5,100         39,525
  *Santa Fe Snyder Corp. ...................................     15,700        125,600
                                                                           -----------
                                                                               238,013
                                                                           -----------
Oil & Gas -- 1.3%
  *Louis Dreyfus Natural Gas Co. ...........................      3,000         54,375
  Pennzoil-Quaker State Co. ................................      2,600         26,488
  *Tesoro Petroleum Corp. ..................................      5,400         62,438
                                                                           -----------
                                                                               143,301
                                                                           -----------
Oil Equipment & Services -- 0.4%
  SEACOR SMIT, Inc. ........................................        600         31,050
                                                                           -----------
Paper & Forest Products -- 0.9%
  Boise Cascade Corp. ......................................      2,500        101,250
                                                                           -----------
Printing & Publishing -- 1.6%
  *Banta Corp. .............................................      3,600         81,225
  *Mail-Well, Inc. .........................................      7,000         94,500
                                                                           -----------
                                                                               175,725
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 6.1%
  Amli Residential..........................................      1,700    $    34,319
  Annaly Mortgage Management, Inc. .........................      1,800         15,750
  Bradley Real Estate, Inc. ................................      1,200         20,925
  Brandywine Realty Trust...................................      4,260         69,758
  Chelsea GCA Realty, Inc. .................................      1,370         40,758
  Eastgroup Properties......................................      3,200         59,200
  Essex Property Trust, Inc. ...............................      1,600         54,400
  Federal Realty Investment Trust...........................      1,400         26,338
  First Industrial Realty Trust, Inc. ......................      1,100         30,181
  Great Lakes REIT, Inc. ...................................      2,800         40,250
  Liberty Property Trust....................................      3,000         72,750
  Mack-Cali Realty Corp. ...................................      1,500         39,094
  Mills Corp. ..............................................      1,500         26,813
  Parkway Properties, Inc. .................................      1,500         43,219
  Prentiss Properties Trust.................................      4,600         96,600
  Storage USA, Inc. ........................................      1,000         30,250
                                                                           -----------
                                                                               700,605
                                                                           -----------
Restaurants -- 0.7%
  O'Charleys, Inc. .........................................      1,280         16,800
  *RARE Hospitality International, Inc. ....................      2,700         58,430
                                                                           -----------
                                                                                75,230
                                                                           -----------
Retail - Clothing and Apparel -- 0.7%
  Cato Corp. Class A........................................      6,700         84,588
                                                                           -----------
Retail Merchandising -- 4.5%
  Haverty Furniture Companies, Inc. ........................      2,700         34,088
  Regis Corp. ..............................................      4,200         79,275
  *Rex Stores Corp. ........................................      2,500         87,500
  *ShopKo Stores, Inc. .....................................      4,100         94,300
  *Zale Corp. ..............................................      4,300        208,013
                                                                           -----------
                                                                               503,176
                                                                           -----------
Semiconductors -- 2.4%
  Dallas Semiconductor Corp. ...............................      1,300         83,769
  *Exar Corp. ..............................................      1,100         64,763
  *Integrated Device Technology, Inc. ......................      3,400         98,600
  Pioneer-Standard Electronics, Inc. .......................      1,800         25,988
                                                                           -----------
                                                                               273,120
                                                                           -----------
Software -- 3.2%
  *Best Software, Inc. .....................................      3,400        100,300
  *Midway Games, Inc. ......................................      2,800         67,025
  *Progress Software Corp. .................................      1,400         79,450
  *Symantec Corp. ..........................................      1,900        111,387
                                                                           -----------
                                                                               358,162
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Transportation -- 2.5%
  *American Freightways Corp. ..............................        400    $     6,475
  *Arkansas Best Corp. .....................................      3,900         46,800
  Arnold Industries, Inc. ..................................      8,300        116,719
  Roadway Express, Inc. ....................................      1,800         38,925
  Stolt-Nielsen.............................................      2,600         37,050
  USFreightways Corp. ......................................      1,000         47,875
                                                                           -----------
                                                                               293,844
                                                                           -----------
Utilities -- 1.4%
  CH Energy Group, Inc. ....................................      1,200         39,600
  Cleco Corp. ..............................................      2,300         73,744
  United Illuminating Co. ..................................        800         41,100
                                                                           -----------
                                                                               154,444
                                                                           -----------
Waste Management -- 0.6%
  Safety-Kleen Corp.........................................      4,675         52,886
                                                                           -----------
    TOTAL COMMON STOCK (COST $10,276,986)...................                10,478,663
                                                                           -----------
SHORT TERM INVESTMENTS -- 8.1%
  Temporary Investment Fund, Inc. -- TempCash...............    920,392        920,392
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $920,392)............                   920,392
                                                                           -----------
    TOTAL INVESTMENTS -- 100.8% (COST $11,197,378)..........                11,399,055
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)%.............                   (98,749)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $7.57 per share based on 1,492,104 shares
    of capital stock outstanding)...........................               $11,300,306
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($11,300,306/1,492,104 shares outstanding)................               $      7.57
                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Year Ended December 31, 1999

--------------------------------------------------------------------------------

                                                                                MONEY
                                                                 GROWTH         MARKET         BOND
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $  5,051,008    $       --    $        --
  Interest..................................................       716,096     5,447,990      2,432,364
    Less: foreign taxes withheld............................       (13,960)           --             --
                                                              ------------    ----------    -----------
    Total Investment Income.................................     5,753,144     5,447,990      2,432,364
                                                              ------------    ----------    -----------
EXPENSES:
  Investment advisory fee...................................     1,003,377       261,012        126,876
  Administration fee........................................       236,297        79,064         27,385
  Directors' fee............................................        25,266         7,953          2,803
  Transfer agent fee........................................         8,560         4,022          2,463
  Custodian fee.............................................        34,295        13,018          6,203
  Legal fees................................................        66,322        20,534          7,533
  Audit fees................................................        38,475        11,253          3,913
  Printing..................................................        83,213        21,599          7,514
  Insurance.................................................         9,660         2,718          1,054
  Miscellaneous.............................................         5,267         1,557          1,214
                                                              ------------    ----------    -----------
                                                                 1,510,732       422,730        186,958
  Less: expenses waived by Administrator and/or reimbursed
    by affiliated insurance company.........................            --            --             --
                                                              ------------    ----------    -----------
    Total expenses..........................................     1,510,732       422,730        186,958
                                                              ------------    ----------    -----------
    Net investment income (loss)............................     4,242,412     5,025,260      2,245,406
                                                              ------------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................    18,946,927            (8)      (916,673)
    Foreign Currency related transactions...................            --            --             --
                                                              ------------    ----------    -----------
                                                                18,946,927            (8)      (916,673)
                                                              ------------    ----------    -----------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................   (13,385,176)           --     (2,503,249)
    Foreign currency related transactions...................            --            --             --
                                                              ------------    ----------    -----------
                                                               (13,385,176)           --     (2,503,249)
                                                              ------------    ----------    -----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................     5,561,751            (8)    (3,419,922)
                                                              ------------    ----------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $  9,804,163    $5,025,252    $(1,174,516)
                                                              ============    ==========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Year Ended December 31, 1999 -- (Concluded)

--------------------------------------------------------------------------------

                   AGGRESSIVE                    SENTINEL     ALL PRO      ALL PRO      ALL PRO       ALL PRO
       MANAGED       GROWTH     INTERNATIONAL     GROWTH     LARGE CAP    LARGE CAP    SMALL CAP     SMALL CAP
      PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO      GROWTH       VALUE       GROWTH         VALUE
---------------------------------------------------------------------------------------------------------------
     $   703,795   $  421,805    $ 1,830,290    $   81,385   $  154,426   $ 366,112   $    16,839   $   117,780
       2,075,832      218,321         69,258        34,289       44,223      46,676        93,332        34,157
          (1,708)          --       (128,268)           --           --        (340)           --            --
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       2,777,919      640,126      1,771,280       115,674      198,649     412,448       110,171       151,937
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
         296,660      225,914        568,324        74,269      174,315     145,234       180,903        85,907
          54,798       41,725         74,538        11,300       19,074      15,686        15,662         7,219
           5,767        3,595          5,989         1,092        1,539       1,274         1,281           592
           3,274        2,886          3,368         1,993        2,246       2,126         2,155         1,870
          10,034        9,434         46,974         4,871        9,881      13,387        12,809        13,692
          15,086       11,704         15,818         3,136        4,202       3,353         3,699         1,577
           8,608        5,146          9,275         1,607        2,577       2,199         1,953         1,002
          15,050       11,449         15,673         5,364        5,103       4,274         4,095         1,968
           2,065        1,792          2,253           378          688         697           311           301
           1,437          976          2,120           825        1,226       1,210         1,210         1,169
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
         412,779      314,621        744,332       104,835      220,851     189,440       224,078       115,297
              --           --             --            --           --          --            --          (564)
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
         412,779      314,621        744,332       104,835      220,851     189,440       224,078       114,733
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       2,365,140      325,505      1,026,948        10,839      (22,202)    223,008      (113,907)       37,204
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       3,592,195    5,142,814     10,153,870     1,716,433    1,617,492     349,009     2,250,696    (1,022,439)
              --           --        (25,013)           --           --          --            --            --
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
       3,592,195    5,142,814     10,128,857     1,716,433    1,617,492     349,009     2,250,696    (1,022,439)
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
      (5,655,271)   3,132,350      8,880,224     3,864,968    4,532,937    (614,959)   15,609,185       316,627
              --           --        (10,680)           --           --          --            --            --
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
      (5,655,271)   3,132,350      8,869,544     3,864,968    4,532,937    (614,959)   15,609,185       316,627
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
      (2,063,076)   8,275,164     18,998,401     5,581,401    6,150,429    (265,950)   17,859,881      (705,812)
     -----------   ----------    -----------    ----------   ----------   ---------   -----------   -----------
     $   302,064   $8,600,669    $20,025,349    $5,592,240   $6,128,227   $ (42,942)  $17,745,974   $  (668,608)
     ===========   ==========    ===========    ==========   ==========   =========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1999
                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  4,242,412   $  5,025,260   $ 2,245,406   $ 2,365,140   $   325,505    $ 1,026,948
   Net realized gain (loss) on investments
    and foreign currency related
    transactions..........................    18,946,927             (8)     (916,673)    3,592,195     5,142,814     10,128,857
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations.........   (13,385,176)            --    (2,503,249)   (5,655,271)    3,132,350      8,869,544
                                            ------------   ------------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations.............     9,804,163      5,025,252    (1,174,516)      302,064     8,600,669     20,025,349
 Distributions:
   From net investment income.............    (1,058,688)    (5,025,260)     (506,981)     (499,598)     (293,724)      (813,330)
   From net realized gains................    (6,184,504)            --      (398,338)   (3,406,936)   (7,283,996)    (4,172,939)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...................   (15,597,856)    25,434,525     3,416,178     9,784,991     4,994,083      2,393,275
                                            ------------   ------------   -----------   -----------   -----------    -----------
    Total increase in net assets..........   (13,036,885)    25,434,517     1,336,343     6,180,521     6,017,032     17,432,355
NET ASSETS
 Beginning of period......................   315,298,521     91,452,921    36,845,922    67,805,311    56,495,315     71,363,209
                                            ------------   ------------   -----------   -----------   -----------    -----------
 End of Period............................  $302,261,636   $116,887,438   $38,182,265   $73,985,832   $62,512,347    $88,795,564
                                            ============   ============   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------

                                                                     FOR THE YEAR ENDED DECEMBER 31, 1998
                                                               MONEY                                  AGGRESSIVE
                                                GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)............  $  4,452,995   $ 4,067,363   $ 1,728,246   $ 1,980,933   $   293,724    $ 1,035,342
   Net realized gain (loss) on investments
    and foreign currency related
    transactions...........................     6,148,289            --       398,338     3,402,294     7,283,996      4,178,860
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations..........    26,998,570            --       132,450     1,925,076    (3,566,325)     1,085,410
                                             ------------   -----------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations..............    37,599,854     4,067,363     2,259,034     7,308,303     4,011,395      6,299,612
 Distributions:
   From net investment income..............    (4,464,024)   (4,067,363)   (1,551,787)   (1,940,488)     (391,790)      (478,318)
   From net realized gains.................   (35,634,593)           --        (3,599)   (2,699,617)   (3,740,193)    (4,341,196)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies....................    50,407,953    27,114,010    12,791,904     9,069,604     8,041,798      7,369,655
                                             ------------   -----------   -----------   -----------   -----------    -----------
    Total increase in net assets...........    47,909,190    27,114,010    13,495,552    11,737,802     7,921,210      8,849,753
NET ASSETS
 Beginning of period.......................   267,389,331    64,338,911    23,350,370    56,067,509    48,574,105     62,513,456
                                             ------------   -----------   -----------   -----------   -----------    -----------
 End of Period.............................  $315,298,521   $91,452,921   $36,845,922   $67,805,311   $56,495,315    $71,363,209
                                             ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets -- (Concluded)

--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31, 1999
                                                               SENTINEL       ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                                GROWTH       LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                               PORTFOLIO      GROWTH         VALUE        GROWTH         VALUE
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).............................  $    10,839   $   (22,202)  $   223,008   $  (113,907)  $    37,204
   Net realized gain (loss) on investments and foreign
    currency related transactions...........................    1,716,433     1,617,492       349,009     2,250,696    (1,022,439)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........    3,864,968     4,532,937      (614,959)   15,609,185       316,627
                                                              -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets resulting from
    operations..............................................    5,592,240     6,128,227       (42,942)   17,745,974      (668,608)
 Distributions:
   From net investment income...............................      (23,574)       (3,102)     (105,080)           --       (17,055)
   From net realized gains..................................     (537,394)           --            --            --            --
 Capital share transactions:
   Net contributions from affiliated life insurance
    companies...............................................    4,099,126    17,529,239     8,850,732    17,769,243     3,912,710
                                                              -----------   -----------   -----------   -----------   -----------
    Total increase in net assets............................    9,130,398    23,654,364     8,702,710    35,515,217     3,227,047
NET ASSETS
 Beginning of period........................................   12,166,979    14,306,655    15,615,901     9,685,265     8,073,259
                                                              -----------   -----------   -----------   -----------   -----------
 End of Period..............................................  $21,297,377   $37,961,019   $24,318,611   $45,200,482   $11,300,306
                                                              ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------

                                                                       FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 1998
                                                               SENTINEL       ALL PRO       ALL PRO      ALL PRO      ALL PRO
                                                                GROWTH       LARGE CAP     LARGE CAP    SMALL CAP    SMALL CAP
                                                               PORTFOLIO      GROWTH*       VALUE*       GROWTH*       VALUE*
-------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).............................  $    23,575   $     3,102   $   105,080   $   (5,142)  $   17,080
   Net realized gain (loss) on investments and foreign
    currency related transactions...........................      537,394      (331,257)     (614,547)    (783,976)    (649,795)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translations...........    1,001,393     2,717,374       709,996    1,277,778     (114,950)
                                                              -----------   -----------   -----------   ----------   ----------
   Net increase (decrease) in net assets resulting from
    operations..............................................    1,562,362     2,389,219       200,529      488,660     (747,665)
 Distributions:
   From net investment income...............................      (25,069)           --            --           --           --
   From net realized gains..................................   (1,668,898)           --            --           --           --
 Capital share transactions:
   Net contributions from affiliated life insurance
    companies...............................................    3,936,595    11,917,436    15,415,372    9,196,605    8,820,924
                                                              -----------   -----------   -----------   ----------   ----------
    Total increase in net assets............................    3,804,990    14,306,655    15,615,901    9,685,265    8,073,259
NET ASSETS
 Beginning of period........................................    8,361,989            --            --           --           --
                                                              -----------   -----------   -----------   ----------   ----------
 End of Period..............................................  $12,166,979   $14,306,655   $15,615,901   $9,685,265   $8,073,259
                                                              ===========   ===========   ===========   ==========   ==========

*Commencement of operations was May 4, 1998

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, and All Pro Small Cap Value Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term investments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding during the period ended December 31, 1999 was $2,466,633 in the Bond Portfolio and $6,207,211 in the Managed Portfolio.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, and All Pro Small Cap Value Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Sentinel Advisors Company (SAC), a Vermont General Partnership, is adviser for the Growth, Money Market, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios. With respect to the Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

million and 0.30% of the net assets in excess of $40 million. Provident Mutual Investment Management Co. (PIMC) is the adviser for the International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios. With respect to the All Pro Large Cap Growth Portfolio and the All Pro Large Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.70% of the average daily net assets. With respect to the All Pro Small Cap Growth Portfolio and the All Pro Small Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.90% of the average daily net assets. With respect to the International Portfolio, PIMC is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, Aggressive Growth, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. NLICV agrees to reimburse Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

4. NET ASSETS

At December 31, 1999, the Portfolios' net assets consisted of:

                                                                                MONEY
                                                                 GROWTH         MARKET         BOND         MANAGED
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $299,605,298   $116,887,504   $38,590,948   $59,837,780
Undistributed net investment income.........................     4,242,412             --     2,245,406     2,365,140
Undistributed net realized gain.............................    18,946,927             --            --     3,592,195
Accumulated loss on investment transactions.................            --            (66)     (916,673)           --
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    49,466,999             --    (1,737,416)    8,190,717
                                                              ------------   ------------   -----------   -----------
                                                              $302,261,636   $116,887,438   $38,182,265   $73,985,832
                                                              ============   ============   ===========   ===========

                                                              AGGRESSIVE                     SENTINEL
                                                                GROWTH      INTERNATIONAL     GROWTH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $47,502,186    $63,852,808    $14,020,708
Undistributed net investment income.........................      325,505      1,001,935         10,839
Undistributed net realized gain.............................    5,142,814     10,082,880      1,716,433
Accumulated loss on investment transactions.................           --             --             --
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    9,541,842     13,857,942      5,549,397
                                                              -----------    -----------    -----------
                                                              $62,512,347    $88,795,565    $21,297,377
                                                              ===========    ===========    ===========

                                                                ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                               LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                                GROWTH         VALUE        GROWTH         VALUE
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $29,424,473   $24,266,104   $26,846,798   $12,733,634
Undistributed net investment Income (loss)..................           --       223,008            --        37,204
Undistributed net realized gain.............................    1,286,235            --     1,466,720            --
Accumulated loss on investment transactions.................           --      (265,538)           --    (1,672,209)
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    7,250,311        95,037    16,886,964       201,677
                                                              -----------   -----------   -----------   -----------
                                                              $37,961,019   $24,318,611   $45,200,482   $11,300,306
                                                              ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the period ended December 31, 1999, were as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH        MARKET         BOND         MANAGED        GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations....................  $         --   $        --   $49,329,499   $ 84,109,351   $        --    $        --
Corporate Bonds...........................            --            --    27,501,167     14,596,760            --             --
Common and Preferred Stock................   136,505,295            --            --     21,292,779    23,373,119     30,409,286
                                            ------------   -----------   -----------   ------------   -----------    -----------
Total Purchases...........................  $136,505,295            --   $76,830,666   $119,998,890   $23,373,119    $30,409,286
                                            ============   ===========   ===========   ============   ===========    ===========
SALES
U.S. Gov't Obligations....................  $         --   $        --   $47,032,265   $ 77,359,553   $        --    $        --
Corporate Bonds...........................            --            --    22,199,250      9,646,767            --             --
Common and Preferred Stock................   147,378,141            --            --     22,301,421    23,787,060     32,582,338
                                            ------------   -----------   -----------   ------------   -----------    -----------
Total Sales...............................  $147,378,141            --   $69,231,515   $109,307,741   $23,787,060    $32,582,338
                                            ============   ===========   ===========   ============   ===========    ===========

                                                                              ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                               SENTINEL      LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                                GROWTH        GROWTH         VALUE        GROWTH         VALUE
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations......................................  $        --   $        --   $        --   $        --   $        --
Corporate Bonds.............................................           --            --            --            --            --
Common and Preferred Stock..................................   18,687,142    35,842,297    20,630,400    39,576,345    13,968,264
                                                              -----------   -----------   -----------   -----------   -----------
Total Purchases.............................................  $18,687,142   $35,842,297   $20,630,400   $39,576,345   $13,968,264
                                                              ===========   ===========   ===========   ===========   ===========
SALES
U.S. Gov't Obligations......................................  $        --   $        --   $        --   $        --   $        --
Corporate Bonds.............................................           --            --            --            --            --
Common and Preferred Stock..................................   15,678,708    19,895,483    12,731,386    21,825,763    10,237,676
                                                              -----------   -----------   -----------   -----------   -----------
Total Sales.................................................  $15,678,708   $19,895,483   $12,731,386   $21,825,763   $10,237,676
                                                              ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at December 31, 1999 is as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation...  $ 63,039,699   $         --   $     9,850   $10,467,676   $14,975,545    $20,859,383
Aggregate gross unrealized depreciation...   (11,401,069)            --    (1,747,266)   (2,276,960)   (5,433,702)    (7,075,533)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net unrealized appreciation
 (depreciation)...........................  $ 51,638,630   $         --   $(1,737,416)  $ 8,190,716   $ 9,541,843    $13,783,850
                                            ============   ============   ===========   ===========   ===========    ===========
Aggregate cost of securities for federal
 income tax purposes......................  $250,666,843   $117,474,552   $41,278,609   $71,378,575   $53,198,972    $72,778,574
                                            ============   ============   ===========   ===========   ===========    ===========
Capital loss carryover (available to
 offset possible future gains.) The
 carryover expires as follows Money Market
 Portfolio -- $57 in 2005, $9 in 2007;
 Bond Portfolio -- $916,674 in 2007.......  $         --   $         66   $   916,674   $        --   $        --    $        --
                                            ============   ============   ===========   ===========   ===========    ===========

                                                               ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                SENTINEL      LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                 GROWTH        GROWTH         VALUE        GROWTH         VALUE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation......  $ 5,881,600   $ 9,004,635   $ 1,934,244   $17,819,715   $   962,428
Aggregate gross unrealized depreciation......     (332,203)   (1,946,348)   (1,889,442)     (974,333)     (807,751)
                                               -----------   -----------   -----------   -----------   -----------
Net unrealized appreciation (depreciation)...  $ 5,549,397   $ 7,250,287   $    44,802   $16,845,382   $   154,677
                                               ===========   ===========   ===========   ===========   ===========
Aggregate cost of securities for federal
 income tax purposes.........................  $15,725,373   $31,174,894   $23,448,771   $31,070,408   $11,244,378
                                               ===========   ===========   ===========   ===========   ===========
Capital loss carryover (available to offset
 possible future gains.) The carryover
 expires as follows: Large Cap
 Value -- $215,505 in 2006; Small Cap Value--
 $630,374 in 2006, $994,835 in 2007..........  $        --   $        --   $   215,505   $        --   $ 1,625,209
                                               ===========   ===========   ===========   ===========   ===========

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On December 31, 1999, there were 1.2 billion shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into eleven series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio. The Growth Portfolio consists of 75 million shares, the Money Market Portfolio consists of 150 million shares; for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios consist of 50 million shares and each of the other series consists of 5 million shares.

On December 31, 1999, Provident Mutual Life Insurance Company owned 976,130 shares of All Pro Large Cap Value, 244,088 shares of All Pro Small Cap Growth and 400,853 shares of All Pro Small Cap Value.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Continued

--------------------------------------------------------------------------------

Transactions in capital stock for the period ended December 31, 1999 were as follows:

                                                                          MONEY MARKET
                                          GROWTH PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT         SHARES         AMOUNT        SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares sold.........................   1,329,197   $ 25,247,128    212,282,834   $ 212,282,834   1,037,876   $11,071,232
Shares redeemed.....................  (2,509,410)   (48,088,176)  (191,715,270)   (191,715,270)   (798,215)   (8,560,373)
Shares reinvested...................     390,679      7,243,192      4,866,961       4,866,961      83,209       905,319
                                      ----------   ------------   ------------   -------------   ---------   -----------
Net contributions from affiliated
 insurance companies................    (789,534)  $(15,597,856)    25,434,525   $  25,434,525     322,870   $ 3,416,178
                                      ==========   ============   ============   =============   =========   ===========


                                         MANAGED PORTFOLIO
------------------------------------  ------------------------
                                       SHARES        AMOUNT
------------------------------------  ------------------------
Shares sold.........................  1,048,895   $ 17,883,810
Shares redeemed.....................   (709,970)   (12,005,353)
Shares reinvested...................    233,644      3,906,534
                                      ---------   ------------
Net contributions from affiliated
 insurance companies................    572,569   $  9,784,991
                                      =========   ============

                                                           AGGRESSIVE GROWTH            INTERNATIONAL          SENTINEL GROWTH
                                                               PORTFOLIO                  PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                         SHARES        AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..........................................     623,914   $ 12,068,240    656,302   $  9,459,577   269,528   $3,849,774
Shares redeemed......................................    (760,128)   (14,651,877)  (864,123)   (12,052,571)  (21,904)    (311,615)
Shares reinvested....................................     403,285      7,577,720    380,631      4,986,269    43,352      560,968
                                                       ----------   ------------   --------   ------------   -------   ----------
Net contributions from affiliated insurance
 companies...........................................     267,071   $  4,994,083    172,810   $  2,393,275   290,976   $4,099,127
                                                       ==========   ============   ========   ============   =======   ==========

                                                ALL PRO LARGE CAP          ALL PRO LARGE CAP         ALL PRO SMALL CAP
                                                GROWTH PORTFOLIO            VALUE PORTFOLIO          GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold...............................   2,444,764   $ 31,491,954   1,197,996   $12,240,796   1,770,700   $22,608,975
Shares redeemed...........................  (1,090,487)   (13,965,817)   (349,648)   (3,495,144)   (358,525)   (4,839,732)
Shares reinvested.........................         258          3,102      10,603       105,080           0             0
                                            ----------   ------------   ---------   -----------   ---------   -----------
Net contributions from affiliated
 insurance companies......................   1,354,535   $ 17,529,239     858,951   $ 8,850,732   1,412,175   $17,769,243
                                            ==========   ============   =========   ===========   =========   ===========

                                               ALL PRO SMALL CAP
                                                VALUE PORTFOLIO
------------------------------------------  -----------------------
                                             SHARES       AMOUNT
------------------------------------------  -----------------------
Shares sold...............................  1,054,394   $ 7,986,704
Shares redeemed...........................   (543,349)   (4,091,049)
Shares reinvested.........................      2,087        17,055
                                            ---------   -----------
Net contributions from affiliated
 insurance companies......................    513,132   $ 3,912,710
                                            =========   ===========

Transactions in capital stock for the year ended December 31, 1998 were as follows:

                                                                             MONEY MARKET
                                             GROWTH PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                           SHARES        AMOUNT         SHARES         AMOUNT        SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold............................   1,837,947   $ 32,406,592    165,155,447   $ 165,155,447   1,435,423   $15,864,807
Shares redeemed........................  (1,249,358)   (22,097,256)  (142,035,980)   (142,035,980)   (417,928)   (4,628,289)
Shares reinvested......................   2,418,983     40,098,617      3,994,543       3,994,543     140,681     1,555,386
                                         ----------   ------------   ------------   -------------   ---------   -----------
Net contributions from affiliated
 insurance companies...................   3,007,572   $ 50,407,953     27,114,010   $  27,114,010   1,158,176   $12,791,904
                                         ==========   ============   ============   =============   =========   ===========


                                           MANAGED PORTFOLIO
---------------------------------------  ----------------------
                                          SHARES      AMOUNT
---------------------------------------  ----------------------
Shares sold............................   623,703   $10,481,421
Shares redeemed........................  (360,939)   (6,051,923)
Shares reinvested......................   285,692     4,640,106
                                         --------   -----------
Net contributions from affiliated
 insurance companies...................   548,456   $ 9,069,604
                                         ========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1999 -- Concluded

--------------------------------------------------------------------------------

                                                             AGGRESSIVE GROWTH          INTERNATIONAL          SENTINEL GROWTH
                                                                 PORTFOLIO                PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                            SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................................   493,256   $10,260,111    796,247   $10,834,572   240,467   $2,911,418
Shares redeemed..........................................  (309,019)   (6,350,296)  (615,500)   (8,284,431)  (56,545)    (668,790)
Shares reinvested........................................   205,061     4,181,983    378,012     4,819,514   148,986    1,693,967
                                                           --------   -----------   --------   -----------   -------   ----------
Net contributions from affiliated insurance companies....   389,298   $ 8,041,798    558,760   $ 7,369,655   332,909   $3,936,595
                                                           ========   ===========   ========   ===========   =======   ==========

                                ALL PRO LARGE CAP         ALL PRO LARGE CAP         ALL PRO SMALL CAP        ALL PRO SMALL CAP
                                GROWTH PORTFOLIO           VALUE PORTFOLIO          GROWTH PORTFOLIO          VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold................  1,711,101   $17,230,972   1,685,241   $16,459,223   1,153,905   $10,747,921   1,084,795   $9,720,129
Shares redeemed............   (495,712)   (5,313,536)   (108,503)   (1,043,850)   (165,750)   (1,551,316)   (105,824)    (899,205)
Shares reinvested..........          0             0           0             0           0             0           0            0
                             ---------   -----------   ---------   -----------   ---------   -----------   ---------   ----------
Net contributions from
 affiliated insurance
 companies.................  1,215,389   $11,917,436   1,576,738   $15,415,372     988,155   $ 9,196,605     978,971   $8,820,924
                             =========   ===========   =========   ===========   =========   ===========   =========   ==========

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

9. SUBSEQUENT DIVIDEND

On December 29, 1999, the Board of Directors declared the following net investment income and capital gain dividends to shareholders of record on December 31, 1999, ex-dividend date January 10, 2000, payable on January 11, 2000 as follows:

                                     TOTAL                  PER SHARE
                            ------------------------   --------------------
                               NET                        NET
                            INVESTMENT     CAPITAL     INVESTMENT   CAPITAL
PORTFOLIO                     INCOME        GAIN         INCOME      GAIN
---------                   ----------   -----------   ----------   -------
Growth....................  $4,242,412   $18,946,927    $ .2658     $1.1872
Bond......................   2,245,406            --      .6224          --
Managed...................   2,365,140     3,592,195      .5366       .8151
Aggressive Growth.........   1,768,905     3,699,413      .6217      1.3002
International.............   2,245,981     8,909,824      .4218      1.6735
Sentinel Growth...........   1,235,191       492,082     1.0319       .4111
All Pro Large Cap
 Growth...................     819,069       636,988      .3187       .2479
All Pro Large Cap Value...     223,008            --      .0916          --
All Pro Small Cap
 Growth...................   1,190,602       203,793      .4960       .0849
All Pro Small Cap Value...      37,204            --      .0249          --

                         UNAUDITED FINANCIAL STATEMENTS

                                                                     Page
                                                                     ----
Statement of Net Assets as of June 30, 2000......................... F-68

Statements of Operations for the Six Months Ended June 30, 2000..... F-163

Statements of Changes in Net Assets for the Six Months Ended
   June 30, 2000.................................................... F-165

Notes to Financial Statements, June 30, 2000........................ F-177

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 95.7%
Aerospace & Defense -- 1.1%
  Boeing Co. ...............................................       70,000    $  2,926,875
                                                                             ------------
Automobiles -- 2.0%
  Ford Motor Co. ...........................................      130,000       5,590,000
                                                                             ------------
Automotive & Equipment -- 0.1%
  *Visteon Corp.............................................       17,021         206,384
                                                                             ------------
Banks -- 4.9%
  Bank of America Corp. ....................................       60,438       2,598,834
  Bank of New York Co., Inc. ...............................      145,500       6,765,750
  Wells Fargo Co. ..........................................      112,000       4,340,000
                                                                             ------------
                                                                               13,704,584
                                                                             ------------
Beverages -- 3.4%
  Pepsico, Inc. ............................................      210,000       9,331,875
                                                                             ------------
Broadcasting & Publishing -- 2.1%
  Harcourt General, Inc. ...................................        3,200         174,000
  McGraw-Hill, Inc. ........................................      105,000       5,670,000
                                                                             ------------
                                                                                5,844,000
                                                                             ------------
Building Materials -- 0.0%
  Vulcan Materials Co. .....................................        2,400         102,450
                                                                             ------------
Business & Consumer Services -- 3.7%
  Automatic Data Processing, Inc. ..........................       59,800       3,203,037
  *Convergys Corp. .........................................       51,700       2,681,937
  Electronic Data Systems Corp. ............................       33,300       1,373,625
  Omnicom Group, Inc. ......................................       32,000       2,850,000
                                                                             ------------
                                                                               10,108,599
                                                                             ------------
Chemicals & Allied Products -- 2.8%
  Du Pont (E.I.) de Nemours & Co. ..........................       26,000       1,137,500
  Pharmacia Corp. ..........................................      108,000       5,582,250
  Praxair, Inc. ............................................       27,700       1,037,019
                                                                             ------------
                                                                                7,756,769
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 6.6%
  ALLTEL Corp. .............................................       42,800    $  2,650,925
  AT&T Corp. ...............................................       80,000       2,530,000
  GTE Corp. ................................................      115,800       7,208,550
  Lucent Technologies, Inc. ................................       43,300       2,565,525
  *Nortel Networks Corp. ...................................        2,200         150,150
  SBC Communications, Inc. .................................       60,536       2,618,182
  *Tellabs, Inc. ...........................................       10,600         725,438
                                                                             ------------
                                                                               18,448,770
                                                                             ------------
Computers -- 4.1%
  Compaq Computer Corp. ....................................       38,400         981,600
  Hewlett Packard Co. ......................................       24,000       2,997,000
  International Business Machines Corp. ....................       60,000       6,573,750
  *Sun Microsystems, Inc. ..................................        9,400         854,812
                                                                             ------------
                                                                               11,407,162
                                                                             ------------
Consumer Products -- 2.4%
  Kimberly-Clark Corp. .....................................      115,000       6,598,125
                                                                             ------------
Drugs & Health Care -- 12.9%
  Abbott Laboratories.......................................       42,000       1,871,625
  Aetna, Inc. ..............................................       20,500       1,315,844
  American Home Products Corp. .............................      153,200       9,000,500
  *Baxter International, Inc. ..............................       59,400       4,176,562
  Becton, Dickinson & Co. ..................................       92,100       2,642,119
  Bristol-Myers Squibb Co. .................................       26,900       1,566,925
  *Edwards Lifesciences Corp. ..............................       11,880         227,205
  *Elan Corp. Plc ADR.......................................       45,000       2,179,687
  Eli Lilly & Co. ..........................................       20,200       2,017,475
  HCA - The Healthcare Co. .................................       53,300       1,618,987
  Johnson & Johnson.........................................       46,300       4,716,812
  Tenet Healthcare Corp. ...................................       43,900       1,185,300
  UnitedHealth Group, Inc. .................................       11,000         943,250
  *Watson Pharmaceuticals, Inc. ............................       43,000       2,311,250
                                                                             ------------
                                                                               35,773,541
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 5.6%
  *Agilent Technologies, Inc. ..............................        9,153    $    675,034
  General Electric Co. .....................................       87,000       4,437,000
  Koninklijke (Royal) Philips Electronics N.V. ADR..........       68,000       3,230,000
  Motorola, Inc. ...........................................      165,000       4,795,312
  *Solectron Corp. .........................................       18,600         778,875
  *Texas Instruments, Inc. .................................       25,000       1,717,187
                                                                             ------------
                                                                               15,633,408
                                                                             ------------
Energy -- 3.7%
  Chevron Corp. ............................................       41,600       3,528,200
  Royal Dutch Petroleum Co. ................................       58,500       3,601,406
  Williams Cos., Inc. ......................................       78,000       3,251,625
                                                                             ------------
                                                                               10,381,231
                                                                             ------------
Entertainment -- 1.2%
  *Walt Disney Co. .........................................       86,000       3,337,875
                                                                             ------------
Finance -- 4.5%
  American Express Co. .....................................       80,100       4,175,212
  Citigroup, Inc. ..........................................      103,300       6,223,825
  First Data Corp. .........................................       43,400       2,153,725
                                                                             ------------
                                                                               12,552,762
                                                                             ------------
Food & Food Distributors -- 3.8%
  *Kroger Co. ..............................................      209,000       4,611,062
  McCormick & Co., Inc. ....................................       88,900       2,889,250
  Sara Lee Corp. ...........................................      155,000       2,993,437
                                                                             ------------
                                                                               10,493,749
                                                                             ------------
Hotel/Restaurants -- 0.9%
  Marriott International, Inc. Class A......................       70,200       2,531,588
                                                                             ------------
Industrial Diversified -- 0.8%
  Martin Marietta Materials, Inc. ..........................          800          32,350
  Parker-Hannifin Corp. ....................................       60,000       2,055,000
                                                                             ------------
                                                                                2,087,350
                                                                             ------------
Insurance -- 4.6%
  American General Corp. ...................................       63,000       3,843,000
  American International Group, Inc. .......................       58,125       6,829,688
  Jefferson-Pilot Corp. ....................................       35,000       1,975,313
                                                                             ------------
                                                                               12,648,001
                                                                             ------------
Machinery & Heavy Equipment -- 0.8%
  Dover Corp. ..............................................       54,400       2,206,600
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 1.6%
  Alcoa, Inc. ..............................................       51,600    $  1,496,400
  Minnesota Mining & Manufacturing Co. .....................       15,800       1,303,500
  Tyco International Ltd. ..................................       36,300       1,719,713
                                                                             ------------
                                                                                4,519,613
                                                                             ------------
Medical & Medical Services -- 0.6%
  *Genzyme Corp. ...........................................       26,000       1,545,375
                                                                             ------------
Medical Instruments -- 0.5%
  *Boston Scientific Corp. .................................       64,000       1,404,000
                                                                             ------------
Oil & Gas -- 8.6%
  Burlington Resources, Inc. ...............................      102,600       3,924,450
  Conoco, Inc. Class B......................................      164,027       4,028,913
  Exxon Mobil Corp. ........................................      121,989       9,583,761
  *Global Marine, Inc. .....................................       57,300       1,615,144
  *Ocean Energy, Inc. ......................................       70,000         993,125
  Santa Fe International Corp. .............................       67,000       2,340,813
  Transocean Sedco Forex, Inc. .............................       22,452       1,199,779
                                                                             ------------
                                                                               23,685,985
                                                                             ------------
Oil Field Equipment & Services -- 2.8%
  Halliburton Co. ..........................................       98,700       4,657,406
  Schlumberger Ltd. ........................................       43,200       3,223,800
                                                                             ------------
                                                                                7,881,206
                                                                             ------------
Paper & Forest Products -- 1.1%
  International Paper Co. ..................................      102,800       3,064,725
                                                                             ------------
Railroads -- 0.7%
  Union Pacific Corp., Series A.............................       55,000       2,045,313
                                                                             ------------
Real Estate -- 0.7%
  Weyerhaeuser Co. .........................................       42,500       1,827,500
                                                                             ------------
Semiconductors -- 0.7%
  Intel Corp. ..............................................       10,000       1,336,875
  *National Semiconductor Corp. ............................       10,000         567,500
                                                                             ------------
                                                                                1,904,375
                                                                             ------------
Software -- 0.8%
  *BMC Software, Inc. ......................................       29,200       1,065,344
  Network Associates, Inc. .................................       52,300       1,065,613
                                                                             ------------
                                                                                2,130,957
                                                                             ------------
Tobacco -- 0.7%
  Philip Morris Cos., Inc. .................................       68,000       1,806,250
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         OR PAR         VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Utilities -- 4.9%
  Duke Power Co. ...........................................                     125,000    $  7,046,875
  Enron Corp. ..............................................                      99,400       6,411,300
                                                                                            ------------
                                                                                              13,458,175
                                                                                            ------------
    TOTAL COMMON STOCK (COST $220,731,601)..................                                 264,945,172
                                                                                            ------------
COMMERCIAL PAPER -- 3.3%
  American Express Credit Corp., 6.77%......................    07/07/2000    $4,000,000       3,995,487
  Merrill Lynch & Co., Inc., 6.55%..........................    07/05/2000     5,000,000       4,996,361
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $8,991,848)................                                   8,991,848
                                                                                            ------------
SHORT TERM INVESTMENTS -- 0.7%
  Provident Institutional Funds -- TempCash.................                   2,008,349       2,008,349
                                                                                            ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,008,349)..........                                   2,008,349
                                                                                            ------------
    TOTAL INVESTMENTS -- 99.7% (COST $231,731,798)..........                                 275,945,369
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...............                                     953,188
                                                                                            ------------
NET ASSETS -- 100.0%
  (Equivalent to $17.63 per share based on 15,702,330 shares
    of capital stock outstanding)...........................                                $276,898,557
                                                                                            ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($276,898,557/15,702,330 shares outstanding)..............                                $      17.63
                                                                                            ============

*Non-Income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 94.9%
Automobiles -- 9.8%
  DaimlerChrysler, 6.54%....................................    07/26/2000    $4,900,000    $  4,877,746
  General Motors Acceptance Corp., 6.57%....................    07/27/2000     5,000,000       4,976,275
                                                                                            ------------
                                                                                               9,854,021
                                                                                            ------------
Banking -- 8.7%
  Bank of America, 6.50%....................................    07/07/2000     5,200,000       5,194,367
  National City Credit Corp., 6.56%.........................    07/31/2000     3,500,000       3,480,867
                                                                                            ------------
                                                                                               8,675,234
                                                                                            ------------
Communications -- 5.4%
  Bell Atlantic Network Funding, 6.54%......................    07/11/2000     5,400,000       5,390,190
                                                                                            ------------
Finance -- 24.6%
  C.I.T. Financial Corp., 6.68%.............................    07/12/2000     5,000,000       4,989,794
  Household Finance Corp., 6.53%............................    07/24/2000     5,200,000       5,178,306
  Northern Trust Co. (Chicago), 6.80%.......................    07/05/2000     2,600,000       2,598,036
  Norwest Financial Corp., 6.20%............................    07/06/2000     5,000,000       4,995,694
  Prudential Funding (Private), 6.70%.......................    07/05/2000     2,900,000       2,897,841
  Transamerica Finance Corp., 6.55%.........................    07/19/2000     4,000,000       3,986,900
                                                                                            ------------
                                                                                              24,646,571
                                                                                            ------------
Financial Services -- 3.0%
  Merrill Lynch & Co., Inc., 6.53%..........................    07/17/2000     3,000,000       2,991,293
                                                                                            ------------
Foods -- 4.7%
  Heinz (H.J.) Co., 6.50%...................................    07/28/2000     4,700,000       4,677,087
                                                                                            ------------
Leasing -- 5.2%
  International Lease Finance Corp., 6.55%..................    07/19/2000     5,200,000       5,182,970
                                                                                            ------------
Oil Equipment & Services -- 2.3%
  Chevron, 6.75%............................................    07/05/2000     2,300,000       2,298,275
                                                                                            ------------
Utilities - Electric -- 28.2%
  Ameren, 6.52%.............................................    07/13/2000     4,900,000       4,889,351
  Duke Power Co., 6.53%.....................................    07/10/2000     5,200,000       5,191,511
  Florida Power Corp., 6.57%................................    07/11/2000     4,500,000       4,491,788
  Kansas Power & Light Corp., 6.57%.........................    08/03/2000     5,150,000       5,118,984
  Southwest Public, 6.525%..................................    07/14/2000     3,292,000       3,284,243
  Southwest Public, 6.63%...................................    07/14/2000     1,700,000       1,695,930
  Union Electric Co., 6.50%.................................    07/14/2000     3,500,000       3,491,785
                                                                                            ------------
                                                                                              28,163,592
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY     SHARES OR
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Utilities -- Telephone -- 3.0%
  GTE Finance Corp., 6.55%..................................    07/13/2000    $3,000,000    $  2,993,450
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $94,872,683)...............                                  94,872,683
                                                                                            ------------
SHORT TERM INVESTMENTS -- 5.7%
  Provident Institutional Funds -- TempCash.................                   5,719,962       5,719,962
                                                                                            ------------
    TOTAL SHORT TERM INVESTMENTS (COST $5,719,962)..........                                   5,719,962
                                                                                            ------------
    TOTAL INVESTMENTS -- 100.6% (COST $100,592,645).........                                 100,592,645
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6%).............                                    (574,085)
                                                                                            ------------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 100,018,625 shares
    of capital stock outstanding)...........................                                $100,018,560
                                                                                            ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($100,018,560/100,018,625 shares outstanding).............                                $       1.00
                                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

2000 Semi-Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Bond Portfolio's total return for the first half of 2000 was 2.95%. The Lehman Corporate Bond Index returned 2.68%, while the Lehman Aggregate Bond Index returned 3.99% for the same period.

U.S. economic growth remained brisk during the first half of the year, fueled by strong consumer spending, as the growth rate exceeded 5%. Inflation, as measured by the year-over-year change in the Consumer Price Index, increased to 3.1% versus 2.1% a year ago as oil prices surged higher. In an effort to slow the economy and to keep inflation in check, the Federal Reserve tightened monetary policy three times for a total of 100 basis points.

Against this backdrop, the six-month period ended June 30, 2000 can once again be categorized as one of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of corporate bonds and mortgage-backed securities (MBS). After initially rising 25 to 35 basis points early in the year, U.S. Treasury securities staged a powerful rally as the U.S. Treasury Department commenced their debt repurchase or "buyback" program. Yields on long-maturity U.S. Treasuries plunged 75 to 90 basis points; intermediate yields fell 35 basis points; while short-maturity yields were essentially unchanged. This led to a dramatic inversion of the U.S. Treasury yield curve. As measured by the 2-year Note to 30-year Bond spread, the yield curve inverted from a +24 basis point slope at year-end 1999 to -65 basis points at June 30, 2000; a shift of 89 basis points. This extreme movement in U.S. Treasury yields wreaked havoc on the "spread" sectors of the fixed-income market. These sectors did recover strongly in the month of June, but have still lagged the performance of U.S. Treasuries on a year-to-date basis.

Over the first half of the year, the effective duration of the Portfolio held steady at 5.8 years. Exposure to corporate bonds was cut from 53% of assets as of December 31st, 1999 to a current positioning of 41%. In addition, exposure to the MBS sector was reduced to 18% of asset from an initial level of 22%. We increased the Portfolio's weighting of U.S. Treasuries from 24% to a current level of 38%. This reallocation of the Portfolio's holdings allowed it to capture the majority of the U.S. Treasury rally. However, relative performance was negatively impacted by a credit deterioration in an industrial holding, Laidlaw, Inc., which fell well below non-investment grade status. That position was liquidated in the second quarter.

Going forward, there is growing evidence that the Federal Reserve's action taken this year to slow the economy is working and that core inflation will be modest. With risk premiums on spread product at high levels, we look to reduce our U.S. Treasury weighting opportunistically in favor of both corporate bonds and mortgage-backed securities.

David M. Brownlee, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 17.0%
  U.S. Treasury Bonds, 7.25%................................    05/15/2016   $1,000,000    $ 1,100,313
  U.S. Treasury Bonds, 6.00%................................    02/15/2026    2,500,000      2,443,750
  U.S. Treasury Bonds, 5.25%................................    02/15/2029    3,000,000      2,661,564
                                                                                           -----------
    TOTAL U.S. TREASURY BONDS (COST $6,412,755).............                                 6,205,627
                                                                                           -----------
U.S. TREASURY NOTES -- 20.8%
  U.S. Treasury Notes, 5.875%...............................    11/15/2004    2,500,000      2,460,985
  U.S. Treasury Notes, 4.75%................................    11/15/2008    1,000,000        908,125
  U.S. Treasury Notes, 5.50%................................    05/15/2009    2,000,000      1,912,500
  U.S. Treasury Notes, 6.50%................................    02/15/2010    2,250,000      2,323,062
                                                                                           -----------
    TOTAL U.S. TREASURY NOTES (COST $7,571,673).............                                 7,604,672
                                                                                           -----------
AGENCY OBLIGATIONS -- 17.5%
  Federal Home Loan Mortgage Corp., 5.00%...................    01/15/2004    1,000,000        936,927
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008      197,653        200,679
  Federal Home Loan Mortgage Corp., 8.00%...................    03/01/2017       14,269         14,488
  Federal National Mortgage Association, 10.50%.............    11/01/2017      393,119        417,566
  Federal National Mortgage Association, 8.00%..............    03/01/2022      399,947        401,572
  Federal National Mortgage Association, 7.50%..............    03/01/2026      341,317        336,304
  Federal National Mortgage Association, 6.00%..............    04/01/2028      975,689        892,450
  Federal National Mortgage Association, 8.50%..............    04/01/2028      852,856        868,314
  Federal National Mortgage Association, 7.00%..............    09/01/2028      815,503        786,961
  Federal National Mortgage Association, 7.00%..............    11/01/2028      294,094        283,801
  Federal National Mortgage Association, 7.00%..............    12/01/2029      992,406        957,672
  Government National Mortgage Association, 7.50%...........    09/15/2023    1,238,258      1,229,358
                                                                                           -----------
    TOTAL AGENCY OBLIGATIONS (COST $7,474,114)..............                                 7,326,092
                                                                                           -----------
CORPORATE BONDS -- 41.1%
Automobiles -- 2.8%
  DaimlerChrysler NA Holdings, 7.75%........................    06/15/2005    1,000,000      1,008,597
                                                                                           -----------
Banks -- 1.4%
  Bank of America Corp., 7.80%..............................    02/15/2010      500,000        497,355
                                                                                           -----------
Broker -- 1.4%
  Goldman Sachs, 7.80%......................................    01/28/2010      500,000        495,442
                                                                                           -----------
Communications -- 9.6%
  Comsat Corp. Medium Term Note, 8.55%......................    12/13/2006      500,000        527,390
  Deutsche Telekom International Finance, 8.25%.............    06/15/2030    1,000,000      1,016,250
  MCI WorldCom, Inc., 6.40%.................................    08/15/2005    1,000,000        947,875
  US West Communications, 7.625%............................    06/09/2003    1,000,000        998,124
                                                                                           -----------
                                                                                             3,489,639
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Computers -- 1.4%
  Sun Microsystems, Inc., 7.00%.............................    08/15/2002   $  500,000    $   497,257
                                                                                           -----------
Consumer Products -- 2.0%
  Fortune Brands, 7.125%....................................    11/01/2004      750,000        738,466
                                                                                           -----------
Consumer Services -- 0.6%
  Service Corp. Int'l, 6.75%................................    06/01/2001      250,000        215,000
                                                                                           -----------
Containers -- 1.9%
  Crown Cork & Seal Co., Inc., 7.125%.......................    09/01/2002      750,000        716,107
                                                                                           -----------
Energy -- 1.4%
  Emerson Electric, 7.875%..................................    06/01/2005      500,000        514,043
                                                                                           -----------
Food & Food Distributors -- 4.7%
  Anheuser Busch, 7.50%.....................................    03/15/2012    1,000,000      1,002,141
  Safeway, Inc., 7.00%......................................    09/15/2002      750,000        743,927
                                                                                           -----------
                                                                                             1,746,068
                                                                                           -----------
Industrial -- 1.3%
  IMC Global, Inc., 7.40%...................................    11/01/2002      500,000        493,799
                                                                                           -----------
Insurance -- 1.4%
  GE Global Insurance, 7.75%................................    06/15/2030      500,000        494,740
                                                                                           -----------
Manufacturing -- 2.7%
  FMC Corp., 7.125%.........................................    11/25/2002    1,000,000        982,489
                                                                                           -----------
Oil & Gas -- 1.3%
  KN Energy, Inc., 6.45%....................................    03/01/2003      500,000        484,780
                                                                                           -----------
Real Estate -- 2.0%
  Simon Property Group LP, Inc., 6.625%.....................    06/15/2003      750,000        717,355
                                                                                           -----------
Retail Merchandising -- 1.3%
  Penny (J.C.) & Co. Notes, 7.25%...........................    04/01/2002      500,000        486,239
                                                                                           -----------
Utilities -- 1.3%
  Calenergy Co., Inc. Senior Notes, 7.52%...................    09/15/2008      500,000        483,802
                                                                                           -----------
    TOTAL CORPORATE BONDS (COST $14,170,003)................                                14,061,178
                                                                                           -----------
COMMERCIAL PAPER -- 6.3%
  American General Finance Corp., 6.55%.....................    08/15/2000      500,000        495,906
  Merrill Lynch & Co., Inc., 6.54%..........................    08/15/2000    1,800,000      1,785,285
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $2,281,191)................                                 2,281,191
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                                        SHARES         VALUE
------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 5.1%
  Provident Institutional Funds -- TempCash..............................     1,877,333    $ 1,877,333
                                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,877,333).......................                    1,877,333
                                                                                           -----------
    TOTAL INVESTMENTS -- 107.8% (COST $39,787,069).......................                   39,356,093
LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.8%)..........................                   (2,863,145)
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.25 per share based on 3,560,237 shares of capital
    stock outstanding)...................................................                  $36,492,948
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($36,492,948/3,560,237 shares outstanding).............................                  $     10.25
                                                                                           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

2000 Semi-Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Managed Portfolio achieved a total return of 2.4% for the first half of 2000, compared to 1.3% for the average Lipper Balanced Fund. The S&P 500 had a -0.4% return during the first half, versus the 3.99% return of the Lehman Aggregate Bond Index. Absolute returns for most equity market benchmarks were quite modest for the first half of the year, and a more conservative allocation to equities was a positive for the Portfolio. At the end of June, the asset allocation of the Portfolio was 54% common stocks, 44% fixed income and 2% cash. This is little changed from the 56% common stocks, 42% fixed income and 2% cash positions as of the end of 1999.

First half performance was strong for a number of holdings in the healthcare, energy, and utility areas, sectors where the Portfolio has broad representation. Relative returns were negatively impacted by more economically sensitive sectors like basic materials and consumer cyclicals. Exposure to these sectors was reduced during the first half, as signs of a slowdown in the rate of U.S. economic growth became more apparent. During the first half of 2000, the Portfolio also reduced its exposure to consumer staples and the financial sector, while increasing its exposure to technology and healthcare.

In the fixed-income market, the first half of the year can once again be categorized as one of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of corporate bonds and mortgage-backed securities. After initially rising 25 to 35 basis points early in the year, U.S. Treasury securities staged a powerful rally as the U.S. Treasury Department commenced their "buyback" program. This sharp movement in U.S. Treasuries wreaked havoc on the "spread" sectors of the fixed-income market. The Portfolio over-weighted U.S. Treasuries early in the year, capturing the majority of the rally in its performance. The duration of the bond component of the Portfolio currently stands at 6.1 years, unchanged from year-end 1999.

We are reasonably confident that U.S. economic growth will continue over the balance of the year, although the rate of growth will be much slower than in the first two quarters. While the outlook for overall corporate profits is still positive, we remain cautious with respect to the valuation levels of many large capitalization growth stocks that have come to dominate the returns of market indices like the S&P 500. We believe that a disciplined value-oriented investment strategy is most appropriate for the Portfolio in the current stock market environment. As for fixed-income, we are currently emphasizing government bonds. As always, we believe that a conservative balanced approach that emphasizes investment quality, valuation and income should serve our shareholders well in both strong markets and more turbulent ones.

David M. Brownlee, CFA
Van Harissis, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 53.5%
Aerospace & Defense -- 0.3%
  Boeing Co. ...............................................         4,900    $    204,881
                                                                              ------------
Automobiles -- 1.0%
  Ford Motor Co. ...........................................        16,000         688,000
                                                                              ------------
Automotive & Equipment -- 0.0%
  *Visteon Corp. ...........................................         2,095          25,401
                                                                              ------------
Banks -- 2.5%
  Bank of America Corp. ....................................         6,852         294,636
  Bank of New York Co, Inc. ................................        19,100         888,150
  Wells Fargo Co. ..........................................        14,000         542,500
                                                                              ------------
                                                                                 1,725,286
                                                                              ------------
Beverages -- 2.0%
  Pepsico, Inc. ............................................        30,300       1,346,456
                                                                              ------------
Broadcasting & Publishing -- 1.2%
  *Harcourt General, Inc. ..................................           800          43,500
  McGraw-Hill, Inc. ........................................        14,200         766,800
                                                                              ------------
                                                                                   810,300
                                                                              ------------
Building Materials -- 0.0%
  Vulcan Materials Co. .....................................           360          15,367
                                                                              ------------
Business & Consumer Services -- 2.3%
  Automatic Data Processing, Inc. ..........................         8,500         455,281
  *Convergys Corp. .........................................         9,700         503,187
  Electronic Data Systems Corp. ............................         4,800         198,000
  Omnicom Group, Inc. ......................................         4,500         400,781
                                                                              ------------
                                                                                 1,557,249
                                                                              ------------
Chemicals & Allied Products -- 1.4%
  Pharmacia Corp. ..........................................        15,600         806,325
  Praxair, Inc. ............................................         4,000         149,750
                                                                              ------------
                                                                                   956,075
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 4.0%
  ALLTEL Corp. .............................................         6,200    $    384,012
  AT&T Corp. ...............................................        11,500         363,687
  GTE Corp. ................................................        16,000         996,000
  Lucent Technologies, Inc. ................................         7,500         444,375
  Nortel Networks Corp. ....................................           600          40,950
  SBC Communications, Inc. .................................         8,422         364,251
  *Tellabs, Inc. ...........................................         2,900         198,469
                                                                              ------------
                                                                                 2,791,744
                                                                              ------------
Computers -- 2.7%
  Compaq Computer Corp. ....................................         5,400         138,037
  Hewlett Packard Co. ......................................         3,400         424,575
  International Business Machines Corp. ....................         9,500       1,040,844
  *Sun Microsystems, Inc. ..................................         2,600         236,437
                                                                              ------------
                                                                                 1,839,893
                                                                              ------------
Consumer Products -- 1.3%
  Kimberly-Clark Corp. .....................................        15,900         912,262
                                                                              ------------
Drugs & Health Care -- 8.0%
  Abbott Laboratories.......................................         6,100         271,831
  Aetna, Inc. ..............................................         2,900         186,144
  American Home Products Corp. .............................        22,600       1,327,750
  *Baxter International, Inc. ..............................         9,000         632,812
  Becton, Dickinson & Co. ..................................        15,700         450,394
  Bristol-Myers Squibb Co. .................................         4,000         233,000
  *Edwards Lifesciences Corp. ..............................         1,800          34,425
  *Elan Corp. Plc ADR.......................................         9,500         460,156
  Eli Lilly & Co. ..........................................         2,900         289,637
  HCA -- The Healthcare Co. ................................         9,000         273,375
  Johnson & Johnson.........................................         6,500         662,187
  Tenet Healthcare Corp. ...................................         6,500         175,500
  UnitedHealth Group, Inc. .................................         1,800         154,350
  *Watson Pharmaceuticals, Inc. ............................         7,000         376,250
                                                                              ------------
                                                                                 5,527,811
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 3.7%
  *Agilent Technologies, Inc. ..............................         1,296    $     95,580
  General Electric Co. .....................................        11,400         581,400
  Koninklijke (Royal) Philips Electronics NV ADR............        11,500         546,250
  Motorola, Inc. ...........................................        27,000         784,687
  *Solectron Corp. .........................................         4,400         184,250
  *Texas Instruments, Inc. .................................         5,500         377,781
                                                                              ------------
                                                                                 2,569,948
                                                                              ------------
Energy -- 2.0%
  Chevron Corp. ............................................         5,100         432,544
  Royal Dutch Petroleum Co. ................................         8,000         492,500
  Williams Cos., Inc. ......................................        11,300         471,069
                                                                              ------------
                                                                                 1,396,113
                                                                              ------------
Entertainment -- 0.6%
  *Walt Disney Co. .........................................        10,800         419,175
                                                                              ------------
Finance -- 2.5%
  American Express Co. .....................................        11,100         578,587
  Citigroup, Inc. ..........................................        13,500         813,375
  First Data Corp. .........................................         7,000         347,375
                                                                              ------------
                                                                                 1,739,337
                                                                              ------------
Food & Food Distributors -- 1.5%
  *Kroger Co. ..............................................        30,400         670,700
  McCormick & Co, Inc. .....................................        11,000         357,500
                                                                              ------------
                                                                                 1,028,200
                                                                              ------------
Hotel/Restaurants -- 0.4%
  Marriott International, Inc. Class A......................         8,500         306,531
                                                                              ------------
Industrial Diversified -- 0.4%
  Parker-Hannifin Corp. ....................................         7,400         253,450
                                                                              ------------
Insurance -- 2.0%
  American General Corp. ...................................         8,200         500,200
  American International Group, Inc. .......................         7,562         888,535
                                                                              ------------
                                                                                 1,388,735
                                                                              ------------
Machinery & Heavy Equipment -- 0.5%
  Dover Corp. ..............................................         9,175         372,161
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 0.5%
  Minnesota Mining & Manufacturing Co. .....................         1,400    $    115,500
  Tyco International Ltd. ..................................         5,300         251,088
                                                                              ------------
                                                                                   366,588
                                                                              ------------
Medical & Medical Services -- 0.4%
  *Genzyme Corp. ...........................................         4,100         243,694
                                                                              ------------
Medical Instruments -- 0.4%
  *Boston Scientific Corp. .................................        14,000         307,125
                                                                              ------------
Oil & Gas -- 4.5%
  Burlington Resources, Inc. ...............................        14,800         566,100
  Conoco, Inc. Class B......................................        18,495         454,283
  Exxon Mobil Corp. ........................................        15,081       1,184,801
  *Global Marine, Inc. .....................................         8,200         231,138
  *Ocean Energy, Inc. ......................................        10,000         141,875
  Santa Fe International Corp. .............................        10,100         352,869
  Transocean Sedco Forex, Inc. .............................         3,248         173,565
                                                                              ------------
                                                                                 3,104,631
                                                                              ------------
Oil Field Equipment & Services -- 1.6%
  Halliburton Co. ..........................................        13,900         655,906
  Schlumberger Ltd. ........................................         5,900         440,288
                                                                              ------------
                                                                                 1,096,194
                                                                              ------------
Paper & Forest Products -- 0.6%
  International Paper Co. ..................................        14,200         423,338
                                                                              ------------
Railroads -- 0.4%
  Union Pacific Corp., Series A.............................         7,800         290,063
                                                                              ------------
Real Estate -- 0.5%
  Weyerhaeuser Co. .........................................         8,000         344,000
                                                                              ------------
Semiconductors -- 0.7%
  Intel Corp. ..............................................         2,500         334,219
  National Semiconductor Corp. .............................         2,500         141,875
                                                                              ------------
                                                                                   476,094
                                                                              ------------
Software -- 0.7%
  *BMC Software, Inc. ......................................         6,100         222,555
  *Network Associates, Inc. ................................        10,200         207,825
                                                                              ------------
                                                                                   430,380
                                                                              ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY     SHARES OR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE          PAR           VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Utilities -- 2.9%
  Duke Power Co. ...........................................                      18,500    $ 1,042,938
  Enron Corp. ..............................................                      14,000        903,000
                                                                                            -----------
                                                                                              1,945,938
                                                                                            -----------
    TOTAL COMMON STOCK (COST $29,649,339)...................                                 36,902,420
                                                                                            -----------
U.S. TREASURY NOTES -- 10.4%
  U.S. Treasury Notes, 5.875%...............................    11/15/2004    $1,500,000      1,476,591
  U.S. Treasury Notes, 6.50%................................    02/15/2010     5,500,000      5,678,597
                                                                                            -----------
    TOTAL U.S. TREASURY NOTES (COST $7,006,843).............                                  7,155,188
                                                                                            -----------
U.S. TREASURY BONDS -- 6.8%
  U.S. Treasury Bonds, 7.25%................................    05/15/2016     1,000,000      1,100,313
  U.S. Treasury Bonds, 5.25%................................    02/15/2029     2,000,000      1,774,376
  U.S. Treasury Bonds, 6.25%................................    05/15/2030     1,750,000      1,836,954
                                                                                            -----------
    TOTAL U.S. TREASURY BONDS (COST $4,648,614).............                                  4,711,643
                                                                                            -----------
AGENCY OBLIGATIONS -- 12.1%
  Federal Home Loan Mortgage Corp., 9.00%...................    08/01/2004       448,973        462,021
  Federal Home Loan Mortgage Corp., 9.00%...................    12/01/2004       437,123        449,827
  Federal Home Loan Mortgage Corp., 9.50%...................    08/01/2005       409,877        428,706
  Federal Home Loan Mortgage Corp., 9.50%...................    03/01/2006        73,487         76,495
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008       197,653        200,679
  Federal National Mortgage Association, 7.00%..............    12/01/2029       992,406        957,672
  Federal National Mortgage Association, 7.00%..............    03/01/2008       204,655        200,754
  Federal National Mortgage Association, 7.75%..............    03/01/2008       113,045        112,444
  Federal National Mortgage Association, 7.75%..............    05/01/2008        74,493         74,097
  Federal National Mortgage Association, 10.50%.............    03/01/2018       311,017        330,358
  Federal National Mortgage Association, 8.50%..............    10/01/2026       717,868        730,879
  Federal National Mortgage Association, 8.00%..............    10/01/2027       506,256        508,313
  Federal National Mortgage Association, 8.00%..............    01/01/2028       565,239        567,536
  Federal National Mortgage Association, 7.50%..............    05/01/2028       400,009        394,134
  Federal National Mortgage Association, 7.00%..............    01/01/2030       995,806        960,953
  Federal National Mortgage Association, 7.125%.............    01/15/2030     1,000,000      1,002,472
  Government National Mortgage Association, 8.00%...........    03/15/2007       177,514        180,288
  Government National Mortgage Association, 7.50%...........    11/15/2007       506,732        503,407
  Government National Mortgage Association, 8.00%...........    08/15/2008       272,377        276,633
                                                                                            -----------
    TOTAL AGENCY OBLIGATIONS (COST $8,462,348)..............                                  8,417,668
                                                                                            -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 14.6%
Automobiles -- 1.5%
  DaimlerChrysler NA Holdings, 7.75%........................    06/15/2005    $1,000,000    $ 1,008,597
                                                                                            -----------
Broker -- 0.7%
  Goldman Sachs, 7.80%......................................    01/28/2010       500,000        495,442
                                                                                            -----------
Communications -- 2.9%
  Comsat Corp. Medium Term Note, 8.55%......................    12/13/2006       500,000        527,390
  Deutsche Telekom International Finance, 8.25%.............    06/15/2030       500,000        508,125
  MCI WorldCom, Inc., 6.40%.................................    08/15/2005       500,000        473,938
  US West Communications, 7.625%............................    06/09/2003       500,000        499,062
                                                                                            -----------
                                                                                              2,008,515
                                                                                            -----------
Computers -- 0.4%
  Sun Microsystems, Inc., 7.00%.............................    08/15/2002       250,000        248,629
                                                                                            -----------
Consumer Products -- 0.7%
  Fortune Brands, Inc., 7.125%..............................    11/01/2004       500,000        492,311
                                                                                            -----------
Consumer Services -- 0.6%
  Service Corp. International, 6.75%........................    06/01/2001       500,000        430,000
                                                                                            -----------
Containers -- 0.7%
  Crown Cork & Seal Co., Inc., 7.125%.......................    09/01/2002       500,000        477,405
                                                                                            -----------
Food & Food Distributors -- 1.5%
  Anheuser Busch, 7.50%.....................................    03/15/2012     1,000,000      1,002,141
                                                                                            -----------
Industrial -- 0.7%
  IMC Global, Inc., 7.40%...................................    11/01/2002       500,000        493,799
                                                                                            -----------
Insurance -- 1.4%
  GE Global Insurance, 7.75%................................    06/15/2030     1,000,000        989,479
                                                                                            -----------
Manufacturing -- 1.4%
  FMC Corp., 7.125%.........................................    11/25/2002     1,000,000        982,489
                                                                                            -----------
Real Estate -- 0.7%
  Simon Property Group LP, Inc., 6.625%.....................    06/15/2003       500,000        478,237
                                                                                            -----------
Retail Merchandising -- 1.4%
  Penney (J.C.) & Co. Notes, 7.25%..........................    04/01/2002     1,000,000        972,477
                                                                                            -----------
    TOTAL CORPORATE BONDS (COST $10,072,823)................                                 10,079,521
                                                                                            -----------
COMMERCIAL PAPER -- 12.9%
  American General Corp., 6.70%.............................    07/07/2000     2,000,000      1,997,767
  Merrill Lynch & Co., Inc., 6.53%..........................    08/15/2000     3,500,000      3,471,431
  Northern Trust Co., 6.50%.................................    07/03/2000     3,400,000      3,398,772
                                                                                            -----------
    TOTAL COMMERCIAL PAPER (COST $8,867,970)................                                  8,867,970
                                                                                            -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES         VALUE
-------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.2%
  Provident Institutional Funds -- TempCash...............................       106,486    $   106,486
                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $106,486)..........................                      106,486
                                                                                            -----------
    TOTAL INVESTMENTS -- 110.5% (COST $68,814,423)........................                   76,240,896
LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.5%)..........................                   (7,243,918)
                                                                                            -----------
NET ASSETS -- 100.0%
  (Equivalent to $15.81 per share based on 4,364,838 shares of capital
    stock outstanding)....................................................                  $68,996,978
                                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($68,996,978/4,364,838 shares outstanding)..............................                  $     15.81
                                                                                            ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

2000 Semi-annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Aggressive Growth Portfolio achieved a return of 20.8% for the six-month period ending June 30, 2000. This performance far outpaced the 3.1% returned by the Russell 2000 index and the 8.3% returned by the average fund in the Morningstar Small Blend category for the same six-month period.

The Portfolio's modest exposure to some of the leading genomics companies coupled with very strong stock selection, especially in the technology sector, are two key factors explaining the strong results. Taking profits on the Portfolio's big winners and becoming somewhat more defensive in early to mid March also was a contributing factor.

Although the Portfolio was modestly under-weighted in technology at the end of the second quarter, it continues to be exposed to companies that will benefit from some of the strongest technology trends (e.g. wireless communications and the robust demand for analog semiconductors). The overweight in health care should help the Portfolio outperform if the U.S. economy moderates in the second half of this year.

Scott T. Brayman, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 88.6%
Aerospace & Defense -- 0.7%
  AAR Corp. ................................................        48,000    $   576,000
                                                                              -----------
Air Transport -- 0.6%
  *EGL, Inc. ...............................................        15,000        461,250
                                                                              -----------
Banks -- 1.0%
  Cullen Frost Bankers, Inc. ...............................        15,000        394,687
  Wilmington Trust Corp. ...................................         9,000        384,750
                                                                              -----------
                                                                                  779,437
                                                                              -----------
Beverages -- 0.6%
  *Robert Mondavi Corp., Class A............................        15,000        460,312
                                                                              -----------
Broadcasting & Publishing -- 1.0%
  *IDG Books Worldwide, Inc. ...............................        18,000        163,125
  Meredith Corp. ...........................................        18,000        607,500
                                                                              -----------
                                                                                  770,625
                                                                              -----------
Building Materials -- 0.3%
  Vulcan Materials Co. .....................................         5,500        234,781
                                                                              -----------
Building - Maintenance & Service -- 0.4%
  American Building Maintenance Industries..................        15,000        345,000
                                                                              -----------
Business & Consumer Services -- 9.0%
  *Acxiom Corp. ............................................        39,000      1,062,750
  *Administaff, Inc. .......................................        19,000      1,206,500
  *Affiliated Computer Services, Inc. ......................        58,000      1,917,625
  *American Management Systems, Inc. .......................        20,000        656,562
  *Caci International, Inc. ................................        22,000        429,000
  *Catalina Marketing Corp. ................................        10,000      1,020,000
  *Healthcare Services Group................................        41,700        187,650
  Unifirst Corp. ...........................................        62,000        488,250
                                                                              -----------
                                                                                6,968,337
                                                                              -----------
Chemicals & Allied Products -- 4.2%
  *Bush Boake Allen, Inc. ..................................        25,000      1,093,750
  Cambrex Corp. ............................................        48,000      2,160,000
                                                                              -----------
                                                                                3,253,750
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 2.0%
  Dynatech Corp. ...........................................        12,000    $   217,500
  *Tekelec, Inc. ...........................................        14,000        674,625
  True North Communications.................................        15,000        638,437
                                                                              -----------
                                                                                1,530,562
                                                                              -----------
Computers -- 5.6%
  *Actel Corporation........................................        15,000        684,375
  *BISYS Group, Inc. .......................................         9,000        553,500
  *Black Box Corp. .........................................         8,000        633,375
  *Ciber, Inc. .............................................        36,000        477,000
  *Extreme Networks, Inc. ..................................         8,000        844,000
  *Kronos, Inc. ............................................        20,000        520,000
  *Silicon Storage Technology, Inc. ........................         7,000        618,187
  *Storage Networks.........................................           100          9,025
                                                                              -----------
                                                                                4,339,462
                                                                              -----------
Cosmetics and Toiletries -- 0.8%
  Alberto-Culver Co. Class A................................        25,000        656,250
                                                                              -----------
Drugs & Health Care -- 7.9%
  Barr Laboratories, Inc. ..................................        37,500      1,680,469
  *ChiRex, Inc. ............................................        38,000        760,000
  *Medicis Pharmaceutical Corp., Class A....................        15,000        855,000
  *Millennium Pharmaceuticals, Inc. ........................         5,000        559,375
  *Myriad Genetics, Inc. ...................................         3,800        562,697
  *Shire Pharmaceuticals Group..............................         7,000        363,125
  *Watson Pharmaceuticals, Inc. ............................        25,000      1,343,750
                                                                              -----------
                                                                                6,124,416
                                                                              -----------
Electronics -- 10.1%
  *Aeroflex, Inc. ..........................................        12,000        596,250
  Applied Power, Inc. Class A...............................        58,000      1,943,000
  *Cable Design Technologies, Inc. .........................        38,000      1,273,000
  CTS Corp. ................................................        37,000      1,665,000
  Harman International Industries, Inc. ....................        29,000      1,769,000
  Methode Electronics, Inc. Class A.........................        14,000        540,750
                                                                              -----------
                                                                                7,787,000
                                                                              -----------
Environmental Control -- 2.3%
  Donaldson Co., Inc........................................        40,000        790,000
  *Tetra Technologies, Inc. ................................        68,000        964,750
                                                                              -----------
                                                                                1,754,750
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance - Investment & Other -- 2.7%
  Waddell & Reed Financial, Inc. ...........................        45,000    $ 1,476,562
  Waddell & Reed Financial, Inc. Class B....................        22,500        653,906
                                                                              -----------
                                                                                2,130,468
                                                                              -----------
Food & Food Distributors -- 3.5%
  McCormick & Co., Inc. ....................................        10,000        325,000
  *Smart & Final, Inc. .....................................        47,000        361,313
  Tootsie Roll Industries, Inc. ............................        15,000        525,000
  Universal Foods Corp. ....................................        25,000        462,500
  *Whole Foods Market, Inc. ................................        25,000      1,032,813
                                                                              -----------
                                                                                2,706,626
                                                                              -----------
Hotel/Restaurants -- 0.6%
  *Hotel Reservations Network, Inc. Class A.................        15,000        446,250
                                                                              -----------
Industrial & Commercial Services -- 1.1%
  *Plexus Corp. ............................................         7,500        847,500
                                                                              -----------
Insurance -- 3.1%
  Enhance Financial Services Group, Inc. ...................        24,000        339,000
  HCC Insurance Holdings, Inc. .............................        70,000      1,281,875
  HSB Group, Inc. ..........................................        24,000        747,000
                                                                              -----------
                                                                                2,367,875
                                                                              -----------
Manufacturing -- 2.9%
  AptarGroup, Inc. .........................................        50,000      1,350,000
  *Gardner Denver Machinery, Inc. ..........................        26,000        464,750
  Robbins & Myers, Inc. ....................................        20,000        456,250
                                                                              -----------
                                                                                2,271,000
                                                                              -----------
Medical & Medical Services -- 3.4%
  *Cell Therapeutics, Inc. .................................        19,000        581,875
  *Colorado Medtech, Inc. ..................................        48,000        303,000
  *Covance, Inc. ...........................................        48,000        423,000
  *CuraGen Corp. ...........................................         5,000        190,313
  *Diversa Corp. ...........................................         5,000        165,625
  *Invitrogen Corp. ........................................         5,000        376,016
  Regeneron Pharmaceuticals, Inc. ..........................        14,000        417,375
  *Sequenom, Inc. ..........................................         4,000        181,500
                                                                              -----------
                                                                                2,638,704
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies -- 3.5%
  Diagnostic Products Corp. ................................         8,000    $   256,000
  Mentor Corp. .............................................        24,000        652,500
  *Minntech Corp. ..........................................        40,000        270,000
  *Orthodontic Centers of America, Inc. ....................        48,000      1,086,000
  *STARR Surgical Co. ......................................        40,000        447,500
                                                                              -----------
                                                                                2,712,000
                                                                              -----------
Oil & Gas -- 2.5%
  *Cal Dive International, Inc. ............................        14,000        758,625
  Helmerich & Payne, Inc. ..................................        14,000        497,000
  Santa Fe International Corp. .............................        20,000        698,750
                                                                              -----------
                                                                                1,954,375
                                                                              -----------
Oil Equipment & Services -- 2.1%
  CARBO Ceramics, Inc. .....................................        25,000        878,125
  *Oceaneering International, Inc. .........................        40,000        760,000
                                                                              -----------
                                                                                1,638,125
                                                                              -----------
Real Estate -- 2.6%
  Chateau Communities, Inc. ................................        48,000      1,356,000
  Liberty Property Trust....................................        24,000        622,500
                                                                              -----------
                                                                                1,978,500
                                                                              -----------
Restaurants -- 3.7%
  *Applebee's International, Inc. ..........................        25,000        757,813
  *Jack in the Box, Inc. ...................................        48,000      1,188,000
  Ruby Tuesday, Inc. .......................................        75,000        942,188
                                                                              -----------
                                                                                2,888,001
                                                                              -----------
Retail Merchandising -- 2.1%
  Casey General Stores, Inc. ...............................        63,000        653,625
  Claire's Stores, Inc. ....................................        25,000        481,250
  Ethan Allen Interiors, Inc. ..............................        10,000        240,000
  *ShopKo Stores, Inc. .....................................        15,000        230,625
                                                                              -----------
                                                                                1,605,500
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE         OR PAR         VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 4.2%
  *Alpha Industries, Inc. ..................................                      10,000    $   440,625
  *C-Cube Microsystems, Inc. ...............................                      15,000        294,375
  Dallas Semiconductor Corp. ...............................                      47,000      1,915,250
  *Marvell Technology Group Ltd. ...........................                         100          5,700
  *PLX Technology, Inc. ....................................                      14,000        581,000
                                                                                            -----------
                                                                                              3,236,950
                                                                                            -----------
Software -- 1.7%
  *Filenet Corp. ...........................................                      24,000        441,000
  *Wind River Systems, Inc. ................................                      24,000        909,000
                                                                                            -----------
                                                                                              1,350,000
                                                                                            -----------
Transportation -- 2.4%
  Expeditors International of Washington, Inc. .............                       9,000        427,500
  *RailAmerica, Inc. .......................................                      14,999         95,619
  Robinson (C.H.) Worldwide, Inc. ..........................                      19,000        940,500
  USFreightways Corp. ......................................                      15,000        368,438
                                                                                            -----------
                                                                                              1,832,057
                                                                                            -----------
    TOTAL COMMON STOCK (COST $58,351,740)...................                                 68,645,863
                                                                                            -----------
CORPORATE BONDS -- 0.1%
  Phoenix Investment Partners Ltd., 6.00%...................    11/01/2015    $   62,500         81,406
                                                                                            -----------
    TOTAL CORPORATE BONDS (COST $63,666)....................                                     81,406
                                                                                            -----------
COMMERCIAL PAPER -- 11.1%
  American General Finance Corp., 6.52%.....................    07/05/2000     2,000,000      1,998,551
  Chrysler Financial Corp., 6.70%...........................    07/13/2000     1,400,000      1,396,873
  Ford Motor Credit Co., 6.53%..............................    07/05/2000     1,700,000      1,698,767
  Household Finance Corp., 6.54%............................    07/10/2000     2,200,000      2,196,403
  Transamerica Finance Corp., 6.75%.........................    07/14/2000     1,300,000      1,296,831
                                                                                            -----------
    TOTAL COMMERCIAL PAPER (COST $8,587,425)................                                  8,587,425
                                                                                            -----------
SHORT TERM INVESTMENTS -- 0.3%
  Provident Institutional Funds -- TempCash.................                     221,101        221,101
                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $221,101)............                                    221,101
                                                                                            -----------
    TOTAL INVESTMENTS -- 100.1% (COST $67,223,932)..........                                 77,535,795
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%.............                                    (71,472)
                                                                                            -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                                              VALUE
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%
  (Equivalent to $24.21 per share based on 3,199,873 shares of capital stock
    outstanding)........................................................................    $77,464,323
                                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($77,464,323/3,199,873 shares outstanding)............................................    $     24.21
                                                                                            ===========

* Non-Income Producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

2000 Semi-Annual Review
The Boston Company Asset Management, Inc.

--------------------------------------------------------------------------------

The Market Street Fund International Portfolio's total return for the six months ended June 30, 2000 was -0.4% compared to the -4.1% return for the MSCI EAFE Index.

The first half of 2000 has provided investors all around the world with little cause for jubilation. While technology and telecom paused to reassess valuations, even the consumer decided to reduce spending on discretionary items. These sectors posted declines ranging from -5.2% to -16.4%. Positive performance was evident in consumer staples, energy and health care as investors looked elsewhere for growth. We did see, by the end of the period, a return to value investing. The impact of our stock selection accounted for virtually the entire performance premium delivered in the first half.

Telecom and technology weightings in the indices have increased dramatically in the last five years. From October 1999 to the end of March 2000, we maintained a half weight, relative to the index, but stock selection more than made up the difference. Specifically, our 5% weighting in technology returned 113% versus the index return of 80%. In telecom, our 6.9% weighting's return of 47% nearly matched the index return of 56%. In the second quarter of this year, we lightened our weightings further and because of our value discipline, stock performance was measurably better than the sectors' return. In technology, our 4.8% weighting returned 2.9% versus the sector return, which was down -7.5%. Similarly, in telecom our 6.4% weighting was only down -13.3% versus the index which was down -21.5%.

Elsewhere, Japanese stocks performed in line with other major markets as investors' fret over the possibility of slipping into another recession. Japanese Prime Minister Yoshiro Mori and his Liberal Democratic Party barely held on, in recent elections, and seemed unable to offer effective fiscal solutions. Japanese banks continue to be hamstrung by non-performing loans from companies that over-expanded during the bubble years and do not appear to be competitive today. Banks have been asked to forgive some loans and the government is poised to intervene with public assistance. However, some leading industry figures are appalled at the notion of debt waivers. The current tension in Japan has provided excellent opportunities to purchase inexpensive stocks, which we believe will provide excellent returns.

The Portfolio benefited on a relative basis by being about half-weighted in the under-performing services sector. Furthermore, this benefit was multiplied by our stock picking within this arena. This effect is even more dramatic in financials, which is the largest portion of the portfolio at about 21%. Although our weighting was about neutral to the benchmark, our holdings provided out-performance.

We have always believed that a disciplined approach to global value investing leads to out-performance with less volatility. In such an environment, a disciplined value approach provides an advantage through careful stock picking. We look forward to the next six months and the opportunity to continue to provide you with our disciplined value investment process.


Sandor Cseh, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 97.8%
Australia -- 1.6%
  *Australia & New Zealand Bank Group Ltd. .................      149,566    $ 1,150,368
  Goodman Fielder Ltd. .....................................      386,174        287,515
                                                                             -----------
                                                                               1,437,883
                                                                             -----------
Austria -- 0.8%
  Bank Austria AG...........................................       14,950        731,163
                                                                             -----------
Belgium -- 1.0%
  *Dexia Belgium............................................        5,910        875,283
                                                                             -----------
Brazil -- 0.9%
  Petroleo Brasileiro SA ADR................................       13,500        407,855
  Tele Norte Leste Participacoes SA ADR.....................          422          9,970
  Telecomunicacoes Brasileiras SA ADR.......................        3,611        350,718
                                                                             -----------
                                                                                 768,543
                                                                             -----------
Denmark -- 0.4%
  Jyske Bank................................................       20,950        393,040
                                                                             -----------
Finland -- 0.5%
  Kesko Oyj.................................................       41,000        418,568
                                                                             -----------
France -- 9.2%
  *Alstom SA................................................       12,315        334,200
  Assurances Generales de France............................       16,198        859,432
  Banque Nationale de Paris.................................       13,400      1,294,785
  Bongrain..................................................        1,227        323,217
  *Compagnie De Saint Gobain................................        3,700        502,224
  *Dexia Strips.............................................        4,510             --
  L'Air Liquide.............................................        7,961      1,042,398
  Michelin-(CGDE)...........................................       22,353        720,173
  Societe Generale..........................................        8,072        487,477
  Suez Lyonnaise des Eaux...................................        2,400        422,163
  *Thomson CSF..............................................        2,555        101,054
  Total Fina SA ADR.........................................       19,261      1,483,097
  *Usinor Sacilor...........................................       40,500        496,156
                                                                             -----------
                                                                               8,066,376
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Germany -- 7.5%
  Bayer AG..................................................       29,690    $ 1,161,189
  Deutsche Bank AG..........................................       13,877      1,149,322
  Deutsche Lufthansa AG.....................................       30,500        716,306
  Merck KGAA................................................       31,289        968,783
  Metallgesellschaft AG.....................................       27,665        383,205
  Veba AG...................................................       28,304      1,394,580
  Volkswagen AG.............................................       22,450        858,661
                                                                             -----------
                                                                               6,632,046
                                                                             -----------
Greece -- 1.2%
  Hellenic Telecommunications...............................       83,755      1,020,764
                                                                             -----------
Hong Kong -- 1.3%
  *Hong Kong Electric.......................................      356,733      1,148,680
                                                                             -----------
India -- 0.3%
  Videsh Sanchar Nigam Ltd. ................................       15,000        234,375
                                                                             -----------
Ireland -- 0.8%
  *Bank of Ireland..........................................      107,835        677,587
                                                                             -----------
Italy -- 5.6%
  Banca Popolare di Bergamo Credito Varesino SpA............       30,800        572,186
  Beni Stabili SpA..........................................       23,512         12,667
  ENI SpA...................................................      268,400      1,556,576
  *Finmeccanica SpA.........................................      595,000        821,319
  Istituto Bancario San Paolo di Torino SpA.................       34,912        622,138
  *Telecom Italia SpA.......................................      198,800      1,324,444
                                                                             -----------
                                                                               4,909,330
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Japan -- 26.0%
  77 Bank Ltd. .............................................       95,000    $   761,426
  Aiful Corp. ..............................................        4,500        415,968
  Canon, Inc. ..............................................       35,000      1,746,667
  Credit Saison Co. ........................................       65,500      1,522,946
  Dai-Tokyo Fire and Marine Insurance.......................      143,000        509,548
  Fuji Machine..............................................       21,000      1,105,561
  Honda Motor Co. Ltd. .....................................       18,000        614,169
  *Katokichi................................................       14,000        355,288
  Mabuchi Motors............................................        9,700      1,256,031
  *Marubeni Corp. ..........................................      341,000      1,176,401
  Matsumotokiyoshi..........................................       15,600      1,639,599
  Mineba Co. Ltd. ..........................................       90,000      1,131,364
  Mitsubishi Heavy Industries Ltd. .........................      110,000        488,651
  Namco Ltd. ...............................................       19,500        704,054
  Nichiei...................................................       14,100        231,221
  Nippon Express Co. Ltd. ..................................      215,000      1,322,902
  Nippon Telegraph & Telephone Corp. .......................          250        333,171
  Nishimatsu Construction...................................       92,000        363,473
  Rinnai Corp. .............................................       36,000        804,714
  Rohm Co. Ltd. ............................................        3,600      1,058,208
  Sankyo Company Ltd. ......................................       25,000        565,918
  Sekisui Chemical Co. .....................................       75,000        289,221
  Shin-Etsu Chemical Co. Ltd. ..............................       20,000      1,016,999
  *Shohkoh Fund & Co. Ltd. .................................        1,250        282,368
  Sony Corp. ...............................................        6,400        598,857
  TDK Corp. ................................................        8,000      1,152,346
  Yamanouchi Pharmaceuticals................................       25,000      1,368,128
                                                                             -----------
                                                                              22,815,199
                                                                             -----------
Korea -- 0.9%
  *Korea Electric Power ADR.................................       26,400        486,750
  Pohang Iron & Steel Co. Ltd. ADR..........................       13,200        316,800
                                                                             -----------
                                                                                 803,550
                                                                             -----------
Mexico -- 0.4%
  Telefonos de Mexico SA ADR................................        5,416        309,389
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Netherlands -- 7.4%
  *ABN Amro Holding.........................................       57,540    $ 1,415,334
  *Akzo Nobel N.V. .........................................       18,700        797,690
  *Buhrmann N.V. ...........................................       15,943        457,724
  *Fortis N.V. .............................................       40,600      1,186,631
  *Hunter Douglas N.V. .....................................       27,331        742,747
  *ING Groep N.V. ..........................................          313         21,243
  *Stork N.V. ..............................................       41,069        559,030
  *Vedior N.V. .............................................       43,283        537,303
  *Wolters Klumer...........................................       30,301        810,389
                                                                             -----------
                                                                               6,528,091
                                                                             -----------
New Zealand -- 1.1%
  Fletcher Challenge Paper..................................      427,822        491,409
  Telecom Corporation of New Zealand Ltd. ..................      134,882        473,043
                                                                             -----------
                                                                                 964,452
                                                                             -----------
Norway -- 1.3%
  Norsk Hydro...............................................       13,000        547,531
  Orkla.....................................................       32,000        610,240
                                                                             -----------
                                                                               1,157,771
                                                                             -----------
Portugal -- 1.1%
  Portugal Telecom SA.......................................       82,870        934,194
                                                                             -----------
Singapore -- 2.2%
  Natsteel Electronics Co. .................................      112,000        343,324
  Overseas Chinese Banking Corp. ...........................      151,000      1,039,283
  United Overseas Bank Ltd. ................................       87,544        572,157
                                                                             -----------
                                                                               1,954,764
                                                                             -----------
Spain -- 4.0%
  Banco Bilbao Vizcaya SA...................................       43,333        650,078
  Banco Popular Espanol SA..................................       21,900        680,176
  Endesa SA.................................................       63,786      1,240,623
  Repsol ADR................................................       48,700        964,869
                                                                             -----------
                                                                               3,535,746
                                                                             -----------
Sweden -- 1.7%
  Autoliv, Inc. SDR.........................................       35,200        866,884
  Investor AB - B Shares....................................       46,500        638,859
                                                                             -----------
                                                                               1,505,743
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Switzerland -- 5.4%
  *Barry Callebaut AG - Registered Shares...................        4,018    $   575,740
  Forbo Holding AG - Registered Shares......................          860        359,640
  Novartis AG - Registered Shares...........................          915      1,454,033
  *Sulzer AG - Registered Shares............................          830        553,820
  Swisscom AG - Registered Shares...........................        1,750        608,061
  United Bank of Switzerland - Registered Shares............        8,340      1,225,814
                                                                             -----------
                                                                               4,777,108
                                                                             -----------
United Kingdom -- 15.2%
  *Barclays Plc.............................................       25,911        644,494
  *BOC Group Plc............................................       45,060        648,055
  British Aerospace Plc.....................................      175,830      1,096,699
  Bunzl Plc.................................................      213,599      1,144,721
  *Enterprise Oil Plc.......................................       21,400        178,510
  Laird Group Ordinary......................................      100,000        367,121
  Morgan Crucible Co. Plc...................................      206,657        680,466
  *Powergen UK Plc..........................................      113,245        968,645
  Rexam Plc.................................................      209,300        814,328
  *Rio Tinto Plc............................................       53,899        881,255
  *Royal & Sun Alliance Insurance Group.....................      194,465      1,262,978
  *Royal Bank of Scotland Group Plc.........................       53,777        900,428
  Safeway Plc...............................................      169,844        660,816
  *Scottish and Southern Energy Plc.........................       65,500        600,912
  *Tomkins Plc..............................................      185,930        604,477
  Unilever Plc..............................................      196,500      1,189,925
  Wolseley Plc..............................................      130,200        699,740
                                                                             -----------
                                                                              13,343,570
                                                                             -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $78,553,195).....                  85,943,215
                                                                             -----------
SHORT TERM INVESTMENTS -- 0.5%
  Provident Institutional Funds -- TempCash.................      418,548        418,548
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $418,548)............                     418,548
                                                                             -----------
    TOTAL INVESTMENTS -- 98.3% (COST $78,971,743)...........                  86,361,763
                                                                             -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%...............                   1,459,467
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                                         VALUE
----------------------------------------------------------------------------------------
NET ASSETS -- 100.0%
  (Equivalent to $14.48 per share based on 6,066,220 shares of capital
    stock outstanding)...................................................    $87,821,230
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($87,821,230/6,066,220 shares outstanding).............................    $     14.48
                                                                             ===========

* Non-Income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

2000 Semi-Annual Review
Sentinel Advisors Company

--------------------------------------------------------------------------------

The Market Street Fund Sentinel Growth Portfolio earned a total return of 23.8% for the six months ended June 30, 2000. Over the same period, the S&P 500 Index produced a -0.4%.

The strong results for the Portfolio during the latest six-month period were due to the timely shifts in sector weightings and excellent stock selection. The Portfolio started the year with an overweighted position in technology and biotechnology stocks. Those two sectors led the market higher during the first two months of the year. We reduced our exposure to high multiple stocks in March, and, as a result, the Portfolio performed well in spite of a sharp sell-off in technology stocks. We increased our weightings in technology and biotech stocks in late May, which allowed the portfolio to participate in the market rally that began in May.

Our strategy continues to emphasize market-dominant companies with defensible "franchises" in growth industries. These companies usually possess proprietary technology, dominant brand names, and superior products. Typically, our largest sector weightings are in the fastest growing areas of the market, such as technology, healthcare and consumer growth stocks.

Robert L. Lee, CFA

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
Banks -- 0.9%
  Bank of New York Co., Inc. ...............................      4,100    $   190,650
                                                                           -----------
Business & Consumer Services -- 3.4%
  *Administaff, Inc. .......................................      6,900        438,150
  *Convergys Corp. .........................................      5,500        285,312
                                                                           -----------
                                                                               723,462
                                                                           -----------
Chemicals & Allied Products -- 1.2%
  Cambrex Corp. ............................................      5,700        256,500
                                                                           -----------
Communications -- 8.5%
  *Nextlink Communications, Inc. ...........................      9,300        352,819
  Nortel Networks Corp. ....................................      6,000        409,500
  Scientific-Atlanta, Inc. .................................      3,300        245,850
  *Sonus Networks, Inc. ....................................      2,900        457,838
  *Tekelec, Inc. ...........................................      4,700        226,481
  *WinStar Communications, Inc. ............................      2,500         84,687
                                                                           -----------
                                                                             1,777,175
                                                                           -----------
Computer Peripherals -- 0.3%
  *Storage Networks.........................................        600         54,150
                                                                           -----------
Computers -- 17.0%
  *Black Box Corp. .........................................      4,100        324,605
  *Brocade Communications Systems, Inc. ....................      2,000        366,969
  *Cisco Systems, Inc. .....................................      6,300        400,444
  *EMC Corp. ...............................................      4,600        353,912
  *Extreme Networks, Inc. ..................................      2,700        284,850
  *Juniper Networks, Inc. ..................................      3,800        553,137
  *Siebel Systems, Inc. ....................................      1,600        261,700
  *Silicon Storage Technology, Inc. ........................      4,100        362,081
  *Sun Microsystems, Inc. ..................................      3,500        318,281
  *Veritas Software Corp. ..................................      3,000        339,047
                                                                           -----------
                                                                             3,565,026
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 18.6%
  *Barr Laboratories, Inc. .................................      7,500    $   336,094
  *Chiron Corp. ............................................      4,100        194,750
  *Elan Corp. Plc ADR.......................................      3,000        145,312
  *Forest Laboratories, Inc. ...............................      2,700        272,700
  *Human Genome Sciences, Inc. .............................      3,800        506,825
  *Incyte Pharmaceuticals, Inc. ............................      3,200        263,000
  *Medicis Pharmaceutical Corp., Class A....................      5,500        313,500
  *Millennium Pharmaceuticals, Inc. ........................      5,500        615,312
  *Myriad Genetics, Inc. ...................................      5,100        755,198
  Pfizer, Inc. .............................................      4,200        201,600
  *Watson Pharmaceuticals, Inc. ............................      5,500        295,625
                                                                           -----------
                                                                             3,899,916
                                                                           -----------
Electronic Instruments -- 2.8%
  *Analog Devices, Inc. ....................................      4,300        326,800
  *Micrel, Inc. ............................................      6,000        260,625
                                                                           -----------
                                                                               587,425
                                                                           -----------
Electronics -- 5.0%
  *Cable Design Technologies, Inc. .........................      3,900        130,650
  *Cree Research, Inc. .....................................      1,300        173,550
  *JDS Uniphase Corp. ......................................      3,700        443,537
  Linear Technology Corp. ..................................      4,700        300,506
                                                                           -----------
                                                                             1,048,243
                                                                           -----------
Entertainment -- 0.4%
  *Walt Disney Co. .........................................      2,100         81,506
                                                                           -----------
Finance -- 0.5%
  Citigroup, Inc. ..........................................      1,900        114,475
                                                                           -----------
Finance - Investment & Other -- 0.9%
  Waddell & Reed Financial, Inc. Class B....................      6,850        199,078
                                                                           -----------
Food & Food Distributors -- 1.0%
  *Starbucks Corp. .........................................      5,900        225,306
                                                                           -----------
Industrial & Commercial Services -- 2.7%
  *Plexus Corp. ............................................      5,000        565,000
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 3.4%
  American International Group, Inc. .......................      1,700    $   199,750
  HSB Group, Inc. ..........................................      4,600        143,175
  Marsh & McLennan Cos., Inc. ..............................      3,500        365,531
                                                                           -----------
                                                                               708,456
                                                                           -----------
Medical & Medical Services -- 1.7%
  *Genzyme Corp. ...........................................      6,100        362,569
                                                                           -----------
Oil & Gas -- 5.8%
  Burlington Resources, Inc. ...............................      3,400        130,050
  *Cal Dive International, Inc. ............................      7,700        417,244
  EOG Resources, Inc. ......................................      7,900        264,650
  *Global Marine, Inc. .....................................      3,400         95,838
  *Ocean Energy, Inc. ......................................     10,300        146,131
  Santa Fe International Corp. .............................      4,400        153,725
                                                                           -----------
                                                                             1,207,638
                                                                           -----------
Oil Equipment & Services -- 0.8%
  *Smith International, Inc. ...............................      2,200        160,188
                                                                           -----------
Retail Merchandising -- 1.4%
  *Bed, Bath & Beyond, Inc. ................................      3,300        119,625
  *Best Buy Co., Inc. ......................................      1,900        120,175
  Wal-Mart Stores, Inc. ....................................      1,000         57,625
                                                                           -----------
                                                                               297,425
                                                                           -----------
Semiconductors -- 13.8%
  *Alpha Industries, Inc. ..................................      5,200        229,125
  *Applied Materials, Inc. .................................      3,600        326,250
  *Broadcom Corp., Class A..................................      2,000        437,875
  *C-Cube Microsystems, Inc. ...............................      9,200        180,550
  Dallas Semiconductor Corp. ...............................      8,300        338,225
  Intel Corp. ..............................................      2,300        307,481
  *KLA-Tencor Corp. ........................................      2,300        134,694
  *Marvell Technology Group Ltd. ...........................        600         34,200
  *Micron Technology, Inc. .................................      3,400        299,413
  *Novellus Systems, Inc. ..................................      4,200        237,563
  *Vitesse Semiconductors Corp. ............................      5,100        375,169
                                                                           -----------
                                                                             2,900,545
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 6.1%
  *Ariba, Inc. .............................................      1,900    $   186,289
  *DoubleClick, Inc. .......................................      1,300         49,563
  *Inktomi Corp. ...........................................      2,900        342,925
  *Oracle Corp. ............................................      4,600        386,688
  *Wind River Systems, Inc. ................................      8,200        310,575
                                                                           -----------
                                                                             1,276,040
                                                                           -----------
Transportation -- 1.3%
  Robinson (C.H.) Worldwide, Inc. ..........................      5,500        272,250
                                                                           -----------
    TOTAL COMMON STOCK (COST $16,493,381)...................                20,473,023
                                                                           -----------
SHORT TERM INVESTMENTS -- 3.8%
  Provident Institutional Funds -- TempCash.................    788,042        788,042
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $788,042)............                   788,042
                                                                           -----------
    TOTAL INVESTMENTS -- 101.3% (COST $17,281,423)..........                21,261,065
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%).............                  (268,435)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $20.29 per share based on 1,034,857 shares
    of capital stock outstanding)...........................               $20,992,630
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($20,992,630/1,034,857 shares outstanding)................               $     20.29
                                                                           ===========

*Non-Income Producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

2000 Semi-Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

State Street Global Advisors began to manage the portfolio as a sub-adviser on February 7, 2000. The performance of this large and important portfolio has matched expectations. After fees, the portfolio returned 2.40% (from inception through June 30) versus 2.62% over the same period for the S&P 500 Index.

Clearly the equity markets for the first half of 2000 were disappointing after five calendar years of annual returns in excess of 20% for the S&P 500 Index. For the six months ended June 30 the S&P 500 Index declined 0.40%. First half returns for the Wilshire 5000, a measure of the broad market, was also modestly negative.

During the first two and a half months of this year, the market continued its strong run from the end of 1999. The market environment was more favorable to the large cap growth investment style and both the S&P 500 Index and the portfolio returned 5.4% from the February inception date through March 31. The second quarter witnessed a reversal in performance. Stocks began to decline in mid March through May as investors focused on the tightening monetary actions of the Federal Reserve. The more defensive value indices moved higher in April and May as investors fled the higher price/earnings large cap stocks that comprise the S&P 500 Index. Late in June, however, large cap growth stocks rebounded, with the market focused on earnings and not the Federal Reserve. This rebound could not offset the price declines experienced in April and May.

The largest sector holdings of the portfolio include:

SECTOR                                                          %
------                                                        -----
Computers...................................................  11.6%
Communications..............................................  11.5%
Drugs and Health Care.......................................  10.0%
Electronics.................................................   6.9%
Software....................................................   5.8%
Semiconductors..............................................   5.3%
Finance.....................................................   5.3%

The portfolio exhibits the same general index characteristics as the overall S&P 500 Index e.g. same price/earnings multiple, price/book multiple, yield, weighted average capitalization, and the five year historic and projected return on equity growth rates. During the second half of 2000 we expect the portfolio will continue to demonstrate performance similar to its benchmark. As we enter the third quarter, there appears to be a growing consensus that we are near the end of Federal Reserve actions. Volatility, however, will continue to be part of this market.

We look forward to your continued support.

Sarah C. Lange, CFA
President

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
Aerospace & Defense -- 0.8%
  Boeing Co. ...............................................       27,200    $  1,137,300
  General Dynamics Corp. ...................................        6,300         329,175
  Goodrich (B.F.) Co. ......................................        3,000         102,187
  Lockheed Martin Corp. ....................................       12,100         300,231
  Northrop Grumman Holdings Corp. ..........................        2,200         145,750
  Raytheon Co., Class B.....................................       10,500         202,125
  United Technologies Corp. ................................       14,600         859,575
                                                                             ------------
                                                                                3,076,343
                                                                             ------------
Airlines -- 0.2%
 *AMR Corp. ................................................        4,600         121,612
  Delta Air Lines, Inc. ....................................        3,800         192,137
  Southwest Airlines Co. ...................................       14,800         280,275
 *US Airways Group, Inc. ...................................        2,100          81,900
                                                                             ------------
                                                                                  675,924
                                                                             ------------
Apparel -- 0.1%
  Liz Claiborne, Inc. ......................................        1,400          49,350
  Nike, Inc. Class B........................................        8,200         326,462
 *Reebok International Ltd. ................................        1,700          27,094
  Russell Corp. ............................................        1,100          22,000
  Springs Industries, Inc. Class A..........................          600          19,312
  VF Corp. .................................................        3,600          86,175
                                                                             ------------
                                                                                  530,393
                                                                             ------------
Appliances -- 0.0%
  Black & Decker Corp. .....................................        2,700         106,144
                                                                             ------------
Automobiles -- 0.6%
  Ford Motor Co. ...........................................       37,600       1,616,800
  General Motors Corp. .....................................       16,352         949,431
                                                                             ------------
                                                                                2,566,231
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Automotive & Equipment -- 0.3%
 *Autozone, Inc. ...........................................        4,300    $     94,600
  Cooper Tire & Rubber Co. .................................        2,500          27,812
  Dana Corp. ...............................................        4,200          88,987
  Delphi Automotive Systems Corp. ..........................       16,800         246,750
 *General Motors Corp., Class H.............................          264          23,177
  Genuine Parts Co. ........................................        5,400         108,000
  Goodyear Tire & Rubber Co. ...............................        4,800          96,000
  Harley-Davidson, Inc. ....................................        9,400         361,900
 *Navistar International Corp. .............................        2,000          62,125
  T.R.W., Inc. .............................................        3,800         164,825
 *Visteon Corp. ............................................        4,923          59,692
                                                                             ------------
                                                                                1,333,868
                                                                             ------------
Banks -- 3.7%
  AmSouth Bancorp. .........................................       12,200         192,150
  Bank of America Corp. ....................................       51,600       2,218,800
  Bank of New York Co., Inc. ...............................       23,000       1,069,500
  Bank One Corp. ...........................................       35,700         948,281
  BB&T Corp. ...............................................       10,900         260,237
  Chase Manhattan Corp. ....................................       38,500       1,773,406
  Comerica, Inc. ...........................................        4,900         219,887
  Fifth Third Bancorp.......................................        9,600         607,200
  First Union Corp. ........................................       30,500         756,781
  Firstar Corp. ............................................       30,300         638,194
  Huntington Bancshares, Inc. ..............................        7,100         112,269
  Keycorp. .................................................       12,900         227,362
  Mellon Financial Corp. ...................................       15,300         557,494
  Morgan (J.P.) & Co., Inc. ................................        5,000         550,625
  National City Corp. ......................................       18,900         322,481
  Northern Trust Corp. .....................................        6,900         448,931
  Old Kent Financial Corp. .................................        4,305         115,159
  PNC Financial Services Group..............................        8,800         412,500
  Regions Financial Corp. ..................................        6,900         137,137
  Southtrust Corp. .........................................        5,300         119,912
  Summit Bancorp. ..........................................        5,600         137,900
  Suntrust Banks, Inc. .....................................        9,400         429,462
  U.S. Bancorp..............................................       23,400         450,450
  Union Planters Corp. .....................................        3,800         106,162
  Wells Fargo Co. ..........................................       50,100       1,941,375
                                                                             ------------
                                                                               14,753,655
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Beverages -- 2.2%
  Anheuser-Busch Companies, Inc. ...........................       14,100    $  1,053,094
  Brown-Forman Corp. Class B................................        2,100         112,875
  Coca-Cola Co. ............................................       76,900       4,416,944
  Coca-Cola Enterprises, Inc. ..............................       13,300         216,956
  Coors Adolph Co. Class B..................................        1,100          66,550
  Pepsico, Inc. ............................................       44,800       1,990,800
  Seagram Co. Ltd. .........................................       13,600         788,800
                                                                             ------------
                                                                                8,646,019
                                                                             ------------
Broadcasting & Publishing -- 2.6%
  American Greetings Corp. Class A..........................        2,000          38,000
 *Clear Channel Communications, Inc. .......................       10,600         795,000
  Donnelley (R.R.) & Sons Co. ..............................        4,000          90,250
  Dow Jones & Co., Inc. ....................................        2,800         205,100
  Gannett, Inc. ............................................        8,300         496,444
  Harcourt General, Inc. ...................................        2,200         119,625
  Knight-Ridder, Inc. ......................................        2,400         127,650
  McGraw-Hill, Inc. ........................................        6,100         329,400
 *MediaOne Group, Inc. .....................................       19,000       1,259,961
  Meredith Corp. ...........................................        1,600          54,000
  New York Times Co. .......................................        5,200         205,400
  Time Warner, Inc. ........................................       40,900       3,108,400
  Times Mirror Co. .........................................        1,900         172,187
  Tribune Co. ..............................................        7,400         259,000
 *Viacom, Inc. - Class B....................................       47,489       3,238,156
                                                                             ------------
                                                                               10,498,573
                                                                             ------------
Building & Building Supplies -- 0.3%
  Centex Corp. .............................................        1,800          42,300
  Ecolab, Inc. .............................................        4,100         160,156
  Lowe's Cos., Inc. ........................................       12,000         492,750
  Masco Corp. ..............................................       13,900         251,069
  Pulte Corp. ..............................................        1,200          25,950
  Owens Corning, Inc. ......................................        1,700          15,725
  Vulcan Materials Co. .....................................        3,100         132,331
                                                                             ------------
                                                                                1,120,281
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services -- 2.3%
 *America Online, Inc. .....................................       71,000    $  3,745,250
  Automatic Data Processing, Inc. ..........................       19,300       1,033,756
 *Cendant Corp. ............................................       22,200         310,800
 *Convergys Corp. ..........................................        4,800         249,000
  Deluxe Corp. .............................................        2,400          56,550
  Dun & Bradstreet Corp. ...................................        5,000         143,125
  Electronic Data Systems Corp. ............................       14,600         602,250
  Interpublic Group of Cos., Inc. ..........................        8,800         378,400
  Omnicom Group, Inc. ......................................        5,500         489,844
  Shared Medical Systems Corp. .............................          800          58,350
 *Yahoo!, Inc. .............................................       16,900       2,093,487
                                                                             ------------
                                                                                9,160,812
                                                                             ------------
Business Equipment -- 0.1%
 *Lexmark International Group, Inc. Class A.................        4,000         269,000
                                                                             ------------
Chemicals & Allied Products -- 1.4%
  Air Products & Chemicals, Inc. ...........................        7,200         221,850
  Ashland, Inc. ............................................        2,200          77,137
  Dow Chemical Co. .........................................       20,400         615,825
  Du Pont (E.I.) de Nemours & Co. ..........................       32,500       1,421,875
  Eastman Chemical Co. .....................................        2,400         114,600
  Engelhard Corp. ..........................................        3,900          66,544
 *F.M.C. Corp. .............................................        1,000          58,000
 *Grace (W.R.) & Co. .......................................        2,200          26,675
  Great Lakes Chemical Corp. ...............................        1,800          56,700
  Hercules, Inc. ...........................................        3,200          45,000
  Pharmacia Corp. ..........................................       38,878       2,009,507
  Praxair, Inc. ............................................        4,900         183,444
  Rohm & Haas Co. ..........................................        6,800         234,600
  Sigma Aldrich Corp. ......................................        2,700          78,975
  Union Carbide Corp. ......................................        4,200         207,900
                                                                             ------------
                                                                                5,418,632
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 11.5%
 *ADC Telecommunications, Inc. .............................       10,500    $    880,687
  ALLTEL Corp. .............................................        9,800         606,987
 *Andrew Corp. .............................................        2,600          87,262
  AT&T Corp. ...............................................       99,500       3,146,687
  Bell Atlantic Corp. ......................................       48,100       2,444,081
  BellSouth Corp. ..........................................       58,600       2,497,825
  CenturyTel, Inc. .........................................        4,300         123,625
 *Comcast Corp. Special Class...............................       27,900       1,129,950
 *Comverse Technology, Inc. ................................        4,800         446,400
  Corning Glass, Inc. ......................................        8,600       2,320,925
 *Global Crossing Ltd. .....................................       25,900         681,494
  GTE Corp. ................................................       30,000       1,867,500
  Lucent Technologies, Inc. ................................      101,300       6,002,025
 *Nextel Communications, Inc. Class A.......................       23,600       1,444,025
  Nortel Networks Corp. ....................................       92,600       6,319,950
 *Qualcomm, Inc. ...........................................       23,000       1,380,000
  SBC Communications, Inc. .................................      105,800       4,575,850
  Scientific-Atlanta, Inc. .................................        4,900         365,050
  Sprint Corp. .............................................       27,100       1,382,100
 *Sprint Corp. (PCS Group)..................................       28,500       1,695,750
 *Tellabs, Inc. ............................................       12,600         862,312
  US West, Inc. ............................................       15,800       1,354,850
 *Worldcom, Inc. ...........................................       88,400       4,055,350
  Young & Rubicam, Inc. ....................................        2,200         125,812
                                                                             ------------
                                                                               45,796,497
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 11.6%
 *3Com Corp. ...............................................       10,800    $    622,350
 *Adaptec, Inc. ............................................        3,200          72,800
 *Apple Computer, Inc. .....................................       10,000         523,750
 *Cabletron Systems, Inc. ..................................        5,700         143,925
 *Ceridian Corp. ...........................................        4,500         108,281
 *Cisco Systems, Inc. ......................................      216,400      13,754,925
  Compaq Computer Corp. ....................................       52,900       1,352,256
 *Computer Sciences Corp. ..................................        5,200         388,375
 *Dell Computer Corp. ......................................       80,000       3,945,000
 *EMC Corp. ................................................       67,500       5,193,281
 *Gateway, Inc. ............................................        9,900         561,825
  Hewlett Packard Co. ......................................       31,100       3,883,612
  International Business Machines Corp. ....................       55,200       6,047,850
 *Maxim Integrated Products, Inc. ..........................        8,600         584,262
 *NCR Corp. ................................................        2,700         105,131
 *Network Appliance, Inc. ..................................        9,500         764,750
  Pitney Bowes, Inc. .......................................        7,700         308,000
 *Sapient Corp. ............................................        1,800         192,487
 *Seagate Technology, Inc. .................................        7,100         390,500
 *Siebel Systems, Inc. .....................................        6,000         981,375
 *Sun Microsystems, Inc. ...................................       49,200       4,474,125
 *Unisys Corp. .............................................        9,600         139,800
 *Veritas Software Corp. ...................................       12,100       1,367,489
                                                                             ------------
                                                                               45,906,149
                                                                             ------------
Conglomerates -- 0.0%
  Armstrong Holdings, Inc. .................................        1,200          18,375
  Kaufman & Broad Home Corp. ...............................        1,500          29,719
                                                                             ------------
                                                                                   48,094
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products -- 1.2%
  Briggs & Stratton Corp. ..................................          700    $     23,975
  Clorox Co. ...............................................        7,300         327,131
  Fortune Brands, Inc. .....................................        5,100         117,619
  Grainger (W.W.), Inc. ....................................        2,900          89,356
  Ingersoll Rand Co. .......................................        5,100         205,275
  Kimberly-Clark Corp. .....................................       17,300         992,587
  Maytag Corp. .............................................        2,100          77,437
  Newell Rubbermaid, Inc. ..................................        8,300         213,725
  Paccar, Inc. .............................................        2,500          99,219
  Pall Corp. ...............................................        3,700          69,837
  Procter & Gamble Co. .....................................       40,700       2,330,075
  Stanley Works, Inc. ......................................        2,700          64,125
  Timken Co. ...............................................        1,900          35,387
  Tupperware Corp. .........................................        1,700          37,400
  Whirlpool Corp. ..........................................        2,300         107,237
                                                                             ------------
                                                                                4,790,385
                                                                             ------------
Containers -- 0.1%
  Ball Corp. ...............................................          900          28,969
  Bemis Co., Inc. ..........................................        1,600          53,800
  Crown Cork & Seal Co., Inc. ..............................        4,000          60,000
 *Owens-Illinois, Inc. .....................................        4,500          52,594
 *Pactiv Corp. .............................................        5,400          42,525
 *Sealed Air Corp. .........................................        2,600         136,175
                                                                             ------------
                                                                                  374,063
                                                                             ------------
Cosmetics and Toiletries -- 0.4%
  Alberto-Culver Co. Class B................................        1,700          51,956
  Avon Products, Inc. ......................................        7,100         315,950
  Gillette Co. .............................................       32,500       1,135,469
  International Flavors & Fragrances, Inc. .................        3,300          99,619
                                                                             ------------
                                                                                1,602,994
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 10.0%
  Abbott Laboratories.......................................       47,900    $  2,134,544
  Aetna, Inc. ..............................................        4,200         269,587
  Allergan, Inc. ...........................................        4,100         305,450
 *Alza Corp. ...............................................        3,200         189,200
  American Home Products Corp. .............................       40,600       2,385,250
  Bausch & Lomb, Inc. ......................................        1,600         123,800
 *Baxter International, Inc. ...............................        9,100         639,844
  Becton, Dickinson & Co. ..................................        7,800         223,762
  Bristol-Myers Squibb Co. .................................       61,400       3,576,550
  Cardinal Health, Inc. ....................................        8,400         621,600
  Colgate-Palmolive Co. ....................................       17,800       1,065,775
  CVS Corp. ................................................       11,800         472,000
  Eli Lilly & Co. ..........................................       35,100       3,505,612
  HCA -  The Healthcare Co. ................................       17,500         531,562
 *Healthsouth Corp. ........................................       12,200          87,687
 *Humana, Inc. .............................................        5,000          26,562
  IMS Health, Inc. .........................................        8,600         154,800
  Johnson & Johnson.........................................       43,300       4,411,187
  McKesson HBOC, Inc. ......................................        8,800         184,250
 *Medimmune, Inc. ..........................................        6,300         466,200
  Merck & Co., Inc. ........................................       71,500       5,478,687
  Pfizer, Inc. .............................................      195,725       9,394,800
 *Quintiles Transnational Corp. ............................        3,600          50,850
  Schering Plough Corp. ....................................       45,700       2,307,850
  Tenet Healthcare Corp. ...................................        9,700         261,900
  Unitedhealth Group, Inc. .................................        5,100         437,325
 *Watson Pharmaceuticals, Inc. .............................        3,000         161,250
 *Wellpoint Health Networks, Inc. ..........................        2,000         144,875
                                                                             ------------
                                                                               39,612,759
                                                                             ------------
Electronic Instruments -- 0.3%
 *Analog Devices, Inc. .....................................       10,900         828,400
 *Conexant Systems, Inc. ...................................        6,700         325,787
                                                                             ------------
                                                                                1,154,187
                                                                             ------------

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Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 6.9%
 *Advanced Micro Devices, Inc. .............................        4,600    $    355,350
 *Agilent Technologies, Inc. ...............................       14,037       1,035,229
  Emerson Electric Co. .....................................       13,300         802,987
  General Electric Co. .....................................      307,800      15,697,800
  Johnson Controls, Inc. ...................................        2,700         138,544
  Linear Technology Corp. ..................................        9,700         620,194
  Molex, Inc. ..............................................        6,125         294,766
  Motorola, Inc. ...........................................       66,300       1,926,844
  PerkinElmer, Inc. ........................................        1,500          99,187
  Radioshack Corp. .........................................        5,500         260,562
  Rockwell International Corp. .............................        5,900         185,850
 *Sanmina Corp. ............................................        4,100         350,550
 *Solectron Corp. ..........................................       18,400         770,500
 *Tektronix, Inc. ..........................................        1,400         101,850
 *Teradyne, Inc. ...........................................        5,300         389,550
  Texas Instruments, Inc. ..................................       50,600       3,475,587
  Thomas & Betts Corp. .....................................        1,700          32,512
 *Xilinx, Inc. .............................................       10,000         825,625
                                                                             ------------
                                                                               27,363,487
                                                                             ------------
Energy -- 2.1%
 *AES Corp. ................................................       13,300         606,812
 *American Power Conversion Corp. ..........................        6,000         244,875
  Baker Hughes, Inc. .......................................       10,200         326,400
  Chevron Corp. ............................................       20,300       1,721,694
  DTE Energy Co. ...........................................        4,500         137,531
  Eastern Enterprises.......................................          900          56,700
  FPL Group, Inc. ..........................................        5,500         272,250
  New Century Energies, Inc. ...............................        3,600         110,475
  Royal Dutch Petroleum Co. ................................       66,800       4,112,375
  Williams Cos., Inc. ......................................       13,600         566,950
                                                                             ------------
                                                                                8,156,062
                                                                             ------------
Entertainment -- 0.6%
 *Walt Disney Co. ..........................................       64,400       2,499,525
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance -- 5.3%
  American Express Co. .....................................       41,600    $  2,168,400
  Associates First Capital Corp. Class A....................       22,800         508,725
  Bear Stearns Companies, Inc. .............................        3,500         145,687
  Capital One Financial Corp. ..............................        6,200         276,675
  Citigroup, Inc. ..........................................      105,000       6,326,250
  Countrywide Credit Industries, Inc. ......................        3,500         106,094
  Equifax, Inc. ............................................        4,300         113,144
  First Data Corp. .........................................       12,800         635,200
  FleetBoston Financial Corp. ..............................       28,000         952,000
  Franklin Resources, Inc. .................................        7,200         218,700
  Golden West Financial Corp. ..............................        4,600         187,737
  H & R Block, Inc. ........................................        3,200         103,600
  Hartford Financial Services, Inc. ........................        6,700         374,781
  Household International, Inc. ............................       14,600         606,812
  Lehman Brothers Holdings, Inc. ...........................        3,800         359,337
  MBNA Corp. ...............................................       24,500         664,562
  Merrill Lynch & Co., Inc. ................................       12,100       1,391,500
  Morgan Stanley Dean Witter & Co. .........................       35,200       2,930,400
  PaineWebber Group, Inc. ..................................        4,500         204,750
  Paychex, Inc. ............................................       11,550         485,100
  Price (T. Rowe) Associates, Inc. .........................        3,800         161,500
  Providian Financial Corp. ................................        4,400         396,000
  SLM Holding Corp. ........................................        4,900         183,444
  State Street Corp. .......................................        5,000         530,312
  Synovus Financial Corp. ..................................        8,700         153,337
  Wachovia Corp. ...........................................        6,300         341,775
  Washington Mutual, Inc. ..................................       17,000         490,875
                                                                             ------------
                                                                               21,016,697
                                                                             ------------
Finance - Investment & Other -- 1.0%
  Charles Schwab Corp. .....................................       41,250       1,387,031
 *Charter One Financial, Inc. ..............................        6,700         154,100
  Fannie Mae................................................       31,300       1,633,469
  Freddie Mac...............................................       21,400         866,700
                                                                             ------------
                                                                                4,041,300
                                                                             ------------

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Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 1.8%
  Archer-Daniels Midland Co. ...............................       18,900    $    185,456
  Bestfoods, Inc. ..........................................        8,500         588,625
  Campbell Soup Co. ........................................       13,300         387,362
  ConAgra, Inc. ............................................       15,400         293,563
  General Mills, Inc. ......................................        9,100         348,075
  Heinz (H.J.) Co. .........................................       10,900         476,875
  Hershey Foods Corp. ......................................        4,300         209,356
  Kellogg Co. ..............................................       12,700         377,825
 *Kroger Co. ...............................................       26,200         578,038
  Nabisco Group Holdings Corp. .............................       10,200         264,563
  Quaker Oats Co. ..........................................        3,900         292,988
  Ralston Purina Group......................................        9,500         189,406
 *Safeway, Inc. ............................................       15,400         694,925
  Sara Lee Corp. ...........................................       27,100         523,369
  Supervalu, Inc. ..........................................        3,500          66,719
 *Starbucks Corp. ..........................................        5,800         221,488
  Sysco Corp. ..............................................       10,400         438,100
  Unilever N.V. ............................................       17,700         761,100
  Wrigley (Wm.) Jr., Co. ...................................        3,600         288,675
                                                                             ------------
                                                                                7,186,508
                                                                             ------------
Home Furnishings/Housewares -- 0.0%
  Leggett & Platt, Inc. ....................................        6,100         100,650
                                                                             ------------
Hotel/Restaurants -- 0.1%
  Hilton Hotels Corp. ......................................       11,600         108,750
  Marriott International, Inc. Class A......................        7,500         270,469
                                                                             ------------
                                                                                  379,219
                                                                             ------------
Industrial Diversified -- 0.1%
  Fluor Corp. ..............................................        2,300          72,738
  Parker-Hannifin Corp. ....................................        3,500         119,875
  Sherwin Williams Co. .....................................        5,200         110,175
                                                                             ------------
                                                                                  302,788
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 2.7%
  AFLAC, Inc. ..............................................        8,000    $    367,500
  Allstate Corp. ...........................................       23,200         516,200
  American General Corp. ...................................        7,700         469,700
  American International Group, Inc. .......................       48,000       5,640,000
  Aon Corp. ................................................        8,000         248,500
  Chubb Corp. ..............................................        5,400         332,100
  Cigna Corp. ..............................................        5,100         476,850
  Cincinnati Financial Corp. ...............................        5,100         160,331
  Conseco, Inc. ............................................        9,900          96,525
  Jefferson-Pilot Corp. ....................................        3,000         169,313
  Lincoln National Corp. ...................................        6,100         220,363
  Loews Corp. ..............................................        3,100         186,000
  Marsh & McLennan Cos., Inc. ..............................        8,300         866,831
  MBIA, Inc. ...............................................        3,100         149,381
  MGIC Investment Corp. ....................................        3,300         150,150
  Progressive Corp. ........................................        2,300         170,344
  Safeco Corp. .............................................        4,000          79,500
  St. Paul Companies, Inc. .................................        6,600         225,225
  Torchmark Corp. ..........................................        4,000          98,750
  UnumProvident Corp. ......................................        7,500         150,469
                                                                             ------------
                                                                               10,774,032
                                                                             ------------
Leisure & Amusements -- 0.2%
  Brunswick Corp. ..........................................        2,800          46,375
  Carnival Corp., Class A...................................       18,300         356,850
 *Harrah's Entertainment, Inc. .............................        4,000          83,750
  Mattel, Inc. .............................................       13,200         174,075
                                                                             ------------
                                                                                  661,050
                                                                             ------------
Machinery & Heavy Equipment -- 0.2%
  Caterpillar, Inc. ........................................       10,500         355,688
  Deere & Co. ..............................................        7,300         270,100
  Dover Corp. ..............................................        6,400         259,600
  McDermott International, Inc. ............................        1,700          14,981
                                                                             ------------
                                                                                  900,369
                                                                             ------------
Machinery & Instrumentation -- 0.0%
  Snap-On, Inc. ............................................        1,900          53,675
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 1.6%
  Alcan Aluminium Ltd. .....................................        6,900    $    213,900
  Alcoa, Inc. ..............................................       26,840         778,360
  Allegheny Technologies, Inc. .............................        2,800          50,400
  Cooper Industries, Inc. ..................................        2,900          94,431
  Crane Co. ................................................        1,400          34,038
  Cummins Engine Co., Inc. .................................        1,300          35,425
  Danaher Corp. ............................................        4,400         217,525
  Eaton Corp. ..............................................        2,300         154,100
  Honeywell International, Inc. ............................       24,700         832,081
  Millipore Corp. ..........................................        1,400         105,525
  Minnesota Mining & Manufacturing Co. .....................       12,200       1,006,500
  National Service Industries, Inc. ........................        1,400          27,300
  PPG Industries, Inc. .....................................        5,400         239,288
  Textron, Inc. ............................................        4,300         233,544
  Tyco International Ltd. ..................................       52,500       2,487,188
                                                                             ------------
                                                                                6,509,605
                                                                             ------------
Manufacturing Equipment -- 0.2%
  Illinois Tool Works, Inc. ................................        9,400         535,800
  ITT Industries, Inc. .....................................        2,700          82,013
 *Thermo Electron Corp. ....................................        4,900         103,513
                                                                             ------------
                                                                                  721,326
                                                                             ------------
Medical & Medical Services -- 0.6%
 *Amgen Corp. ..............................................       31,800       2,233,950
 *Biogen, Inc. .............................................        4,700         303,150
 *Manor Care, Inc. .........................................        3,200          22,400
                                                                             ------------
                                                                                2,559,500
                                                                             ------------
Medical Equipment & Supplies -- 0.7%
  Bard (C.R.), Inc. ........................................        1,600          77,000
 *Guidant Corp. ............................................        9,600         475,200
  Mallinckrodt, Inc. .......................................        2,100          91,219
  Medtronic, Inc. ..........................................       37,100       1,848,044
  PE Corp. - PE Biosystems Group............................        6,500         428,188
                                                                             ------------
                                                                                2,919,651
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Instruments -- 0.1%
  Biomet, Inc. .............................................        3,600    $    138,375
 *Boston Scientific Corp. ..................................       12,200         267,638
 *St. Jude Medical, Inc. ...................................        2,600         119,275
                                                                             ------------
                                                                                  525,288
                                                                             ------------
Metals & Mining -- 0.2%
  Barrick Gold Corp. .......................................       12,300         223,706
 *Freeport-McMoran Copper & Gold, Inc. .....................        5,100          47,175
 *Homestake Mining Co. .....................................        8,100          55,688
 *Inco Ltd. ................................................        4,900          75,338
  Newmont Mining Corp. .....................................        5,400         116,775
  Phelps Dodge Corp. .......................................        2,500          92,969
  Placer Dome, Inc. ........................................       10,700         102,319
  Worthington Industries, Inc. .............................        2,700          28,350
                                                                             ------------
                                                                                  742,320
                                                                             ------------
Office Equipment & Supplies -- 0.2%
  Avery-Dennison Corp. .....................................        3,500         234,938
 *Staples, Inc. ............................................       14,600         224,475
  Xerox Corp. ..............................................       20,800         416,000
                                                                             ------------
                                                                                  875,413
                                                                             ------------
Oil & Gas -- 3.3%
  Amerada Hess Corp. .......................................        2,600         160,550
  Anadarko Petroleum Corp. .................................        4,000         197,250
  Apache Corp. .............................................        3,600         211,725
  Burlington Resources, Inc. ...............................        6,800         260,100
  Coastal Corp. ............................................        6,700         407,863
  Conoco, Inc. Class B......................................       19,400         476,513
  Exxon Mobil Corp. ........................................      108,300       8,508,319
  Occidental Petroleum Corp. ...............................       11,500         242,219
  Phillips Petroleum Co. ...................................        7,900         400,431
  Sunoco, Inc. .............................................        2,900          85,369
  Texaco, Inc. .............................................       17,000         905,250
  Tosco Corp. ..............................................        4,500         128,813
  Transocean Sedco Forex, Inc. .............................        6,500         347,344
  Union Pacific Resources Group, Inc. ......................        7,800         171,600
  Unocal Corp. .............................................        7,500         248,438
  USX-Marathon Group, Inc. .................................        9,700         243,106
                                                                             ------------
                                                                               12,994,890
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil Equipment & Services -- 0.6%
  Halliburton Co. ..........................................       13,800    $    651,188
  Kerr-McGee Corp. .........................................        3,000         176,813
 *Rowan Cos., Inc. .........................................        2,900          88,088
  Schlumberger Ltd. ........................................       17,200       1,283,550
                                                                             ------------
                                                                                2,199,639
                                                                             ------------
Paper & Forest Products -- 0.3%
  Boise Cascade Corp. ......................................        1,700          43,988
  Fort James Corp. .........................................        6,400         148,000
  Georgia Pacific Corp. ....................................        5,300         139,125
  International Paper Co. ..................................       15,921         474,645
  Louisiana-Pacific Corp. ..................................        3,700          40,238
  Mead Corp. ...............................................        3,100          78,275
  Potlatch Corp. ...........................................          900          29,813
  Temple Inland, Inc. ......................................        1,700          71,400
  Westvaco Corp. ...........................................        3,100          76,919
  Willamette Industries, Inc. ..............................        3,500          95,375
                                                                             ------------
                                                                                1,197,778
                                                                             ------------
Photography Equipment & Supplies -- 0.2%
  Eastman Kodak Co. ........................................        9,400         559,300
  Polaroid Corp. ...........................................        1,500          27,094
                                                                             ------------
                                                                                  586,394
                                                                             ------------
Railroads -- 0.3%
  Burlington Northern Santa Fe Corp. .......................       13,300         305,069
  CSX Corp. ................................................        6,700         141,956
 *Kansas City Southern Industries, Inc. ....................        3,500         310,406
  Norfolk Southern Corp. ...................................       11,900         177,013
  Union Pacific Corp., Series A.............................        7,700         286,344
                                                                             ------------
                                                                                1,220,788
                                                                             ------------
Real Estate -- 0.1%
  Weyerhaeuser Co. .........................................        7,300         313,900
                                                                             ------------
Restaurants -- 0.4%
  Darden Restaurants, Inc. .................................        4,100          66,625
 *McDonald's Corp. .........................................       41,600       1,370,200
 *Tricon Global Restaurants, Inc. ..........................        4,200         118,650
  Wendy's International, Inc. ..............................        3,700          65,906
                                                                             ------------
                                                                                1,621,381
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail - Clothing and Apparel -- 0.3%
  Gap, Inc. ................................................       26,500    $    828,125
  Limited, Inc. ............................................       13,600         294,100
 *Tiffany & Co., Inc. ......................................        2,300         155,250
                                                                             ------------
                                                                                1,277,475
                                                                             ------------
Retail Merchandising -- 4.5%
  Albertson's, Inc. ........................................       13,300         442,225
 *Bed, Bath & Beyond, Inc. .................................        4,400         159,500
 *Best Buy Co., Inc. .......................................        6,300         398,475
  Circuit City Stores, Inc. ................................        6,300         209,081
 *Consolidated Stores Corp. ................................        3,200          41,400
 *Costco Wholesale Corp. ...................................       13,800         455,400
  Dillard's, Inc. Class A...................................        3,100          37,975
  Dollar General Corp. .....................................       10,375         202,313
 *Federated Department Stores, Inc. ........................        6,600         222,750
  Hasbro, Inc. .............................................        5,400          81,338
  Home Depot, Inc. .........................................       71,700       3,580,519
 *K Mart Corp. .............................................       15,200         103,550
 *Kohls Corp. ..............................................       10,200         567,375
  Longs Drug Stores, Inc. ..................................        1,200          26,100
  May Department Stores Co. ................................       10,400         249,600
  Nordstrom, Inc. ..........................................        4,200         101,325
 *Office Depot, Inc. .......................................       10,400          65,000
  Penney (J.C.) Co., Inc. ..................................        8,100         149,344
 *Rite Aid Corp. ...........................................        8,100          53,156
  Sears, Roebuck & Co. .....................................       11,000         358,875
  Target Corp. .............................................       13,600         788,800
  The Great Atlantic & Pacific Tea Co., Inc. ...............        1,100          18,288
  TJX Companies, Inc. ......................................        9,500         178,125
 *Toys "R" Us, Inc. ........................................        6,700          97,569
  Wal-Mart Stores, Inc. ....................................      138,600       7,986,825
  Walgreen Co. .............................................       31,500       1,013,906
  Winn-Dixie Stores, Inc. ..................................        4,600          65,838
                                                                             ------------
                                                                               17,654,652
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 5.3%
 *Altera Corp. .............................................        6,200    $    632,013
 *Applied Materials, Inc. ..................................       25,100       2,274,688
 *Broadcom Corp., Class A...................................        6,800       1,488,775
  Intel Corp. ..............................................      104,000      13,903,500
 *KLA-Tencor Corp. .........................................        5,700         333,806
 *LSI Logic Corp. ..........................................        9,300         503,363
 *Micron Technology, Inc. ..................................       16,800       1,479,450
 *National Semiconductor Corp. .............................        5,300         300,775
 *Novellus Systems, Inc. ...................................        4,000         226,250
                                                                             ------------
                                                                               21,142,620
                                                                             ------------
Software -- 5.8%
  Adobe Systems, Inc. ......................................        3,700         481,000
  Autodesk, Inc. ...........................................        1,900          65,906
 *BMC Software, Inc. .......................................        7,600         277,281
 *Citrix Systems, Inc. .....................................        5,600         106,050
  Computer Associates International, Inc. ..................       18,300         936,731
 *Compuware Corp. ..........................................       11,200         116,200
 *Mercury Interactive Corp. ................................        2,500         241,875
 *Microsoft Corp. ..........................................      163,700      13,096,000
 *Novell, Inc. .............................................       10,200          94,350
 *Oracle Corp. .............................................       87,800       7,380,688
 *Parametric Technology Corp. ..............................        8,400          92,400
 *PeopleSoft, Inc. .........................................        8,400         140,700
                                                                             ------------
                                                                               23,029,181
                                                                             ------------
Steel -- 0.0%
 *Bethlehem Steel Corp. ....................................        3,500          12,469
  Nucor Corp. ..............................................        2,700          89,606
  USX-U.S. Steel Group, Inc. ...............................        2,900          53,831
                                                                             ------------
                                                                                  155,906
                                                                             ------------
Tobacco -- 0.5%
  Philip Morris Cos., Inc. .................................       71,100       1,888,594
  UST, Inc. ................................................        4,300          63,156
                                                                             ------------
                                                                                1,951,750
                                                                             ------------
Travel -- 0.0%
 *Sabre Holdings Corp. .....................................        4,068         115,938
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Trucking -- 0.1%
  FDX Corp. ................................................        9,100    $    345,800
  Ryder System, Inc. .......................................        2,000          37,875
                                                                             ------------
                                                                                  383,675
                                                                             ------------
Utilities -- 1.9%
  Ameren Corp. .............................................        4,300         145,125
  American Electric Power Co. ..............................        9,960         295,065
  Cinergy Corp. ............................................        5,000         127,188
  CMS Energy Corp. .........................................        3,500          77,438
  Columbia Energy Group.....................................        2,500         164,063
  Consolidated Edison, Inc. ................................        6,200         183,675
  Constellation Energy Group................................        4,700         153,044
  CP&L Energy, Inc. ........................................        5,000         159,688
  Dominion Resources, Inc. (VA).............................        7,300         312,988
  Duke Power Co. ...........................................       11,300         637,038
  Edison International......................................       10,300         211,150
  El Paso Energy Corp. .....................................        7,200         366,750
  Enron Corp. ..............................................       22,400       1,444,800
  Entergy Corp. ............................................        7,200         195,750
  FirstEnergy Corp. ........................................        7,300         170,638
  Florida Progress Corp. ...................................        3,000         140,625
  GPU, Inc. ................................................        3,900         105,544
 *Niagara Mohawk Holdings, Inc. ............................        5,500          76,656
  Nicor, Inc. ..............................................        1,300          42,413
  Northern States Power Co. ................................        4,800          96,900
  Oneok, Inc. ..............................................          900          23,344
  PECO Energy Co. ..........................................        5,300         213,656
  Peoples Energy Corp. .....................................        1,100          35,613
  PG&E Corp. ...............................................       12,000         295,500
  Pinnacle West Capital Corp. ..............................        2,700          91,463
  PP&L Resources, Inc. .....................................        4,500          98,719
  Public Service Enterprise Group, Inc. ....................        6,800         235,450
  Reliant Energy, Inc. .....................................        9,200         271,975
  Sempra Energy.............................................        6,207         105,519
  Southern Co. .............................................       20,200         470,913
  TXU Corp. ................................................        8,200         241,900
  Unicom Corp. .............................................        5,500         212,781
                                                                             ------------
                                                                                7,403,371
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Equity 500 Index Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Waste Management -- 0.1%
 *Allied Waste Industries, Inc. ............................        5,900    $     59,000
 *Waste Management, Inc. ...................................       19,000         361,000
                                                                             ------------
                                                                                  420,000
                                                                             ------------
    TOTAL COMMON STOCK (COST $382,108,484)..................                  389,398,806
                                                                             ------------
SHORT TERM INVESTMENTS -- 2.1%
  Provident Institutional Funds -- TempCash.................    8,180,647       8,180,647
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,180,647)..........                    8,180,647
                                                                             ------------
    TOTAL INVESTMENTS -- 100.1% (COST $390,289,131).........                  397,579,453
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).............                     (527,122)
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $10.24 per share based on 38,771,436 shares
    of capital stock outstanding)...........................                 $397,052,331
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($397,052,331/38,771,436 shares outstanding)..............                 $      10.24
                                                                             ============

* Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

2000 Semi-Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the Market Street Fund All Pro Large Cap Growth Portfolio for the first half of 2000 was -0.26%. This performance slightly lagged the 2.50% return of the Wilshire Large Growth Index, the style benchmark we use to assess the performance of this portfolio.

The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms possess a large cap growth orientation.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
-------                                                   -----------
Geewax Terker & Co......................................      50%
Cohen, Klingenstein & Marks.............................      50%
Total Portfolio.........................................     100%

Clearly the first half of 2000 was a disappointing period for the stock market in general. First half returns for the S&P 500 and the Wilshire 5000, two measures of the broad market, were modestly negative.

In the first quarter the market environment was more favorable to the large cap growth investment style and investors were willing to pay for companies that delivered high quality, consistent earnings. During the first two and a half months, the market continued its strong run from the end of 1999. Price momentum, high earnings growth and high price/earnings stocks, i.e. technology stocks significantly outperformed the broad market. Then such stocks began to reverse course in mid March. The Portfolio's positive first quarter performance was erased during the second quarter. The biggest losers in this decline were in many cases the big winners of the prior six months. The value indices moved higher in April and May as investors fled technology stocks and moved into value stocks such as consumer staples and deep value pharmaceuticals. This rotation coincided with the markets focus on the tightening monetary policy of the Federal Reserve. Late in June, however, large cap growth stocks rebounded with the market focused on earnings and not the Fed; but this rebound could not offset the price declines experienced in April and May.

The largest sector holdings of the Portfolio include:

SECTOR                                                          %
------                                                        -----
Drugs and Health Care.......................................  14.4%
Software....................................................  10.3%
Computers...................................................   9.4%
Communications..............................................   8.9%
Electronics.................................................   7.2%
Retail Merchandising........................................   7.0%
Semiconductors..............................................   6.9%

During the second half of 2000 we will continue to invest in technology stocks due to their growth potential. As we enter the third quarter there appears to be a growing consensus that we are near the end of Federal reserve action. Volatility will continue to be part of this market until some of the issues overhanging the capital markets are resolved. We will continue to stick with our investment discipline and our long-term investment horizon.

We look forward to your continued support.

Sarah C. Lange, CFA
President

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
Automotive & Equipment -- 0.1%
  Harley-Davidson, Inc. ....................................        1,800    $    69,300
                                                                             -----------
Banks -- 1.4%
  U.S. Bancorp..............................................       35,900        691,075
                                                                             -----------
Beverages -- 1.9%
  Coca-Cola Co. ............................................       13,800        792,637
  Pepsico, Inc. ............................................        3,900        173,306
                                                                             -----------
                                                                                 965,943
                                                                             -----------
Broadcasting & Publishing -- 0.9%
  *AT&T Corp. - Liberty Media-A.............................        2,500         60,624
  Dow Jones & Co., Inc. ....................................          300         21,975
  Time Warner, Inc. ........................................        3,090        234,840
  *Viacom, Inc. - Class B...................................        1,720        117,283
                                                                             -----------
                                                                                 434,722
                                                                             -----------
Building & Building Supplies -- 0.1%
  Lowe's Cos., Inc. ........................................          700         28,744
                                                                             -----------
Business & Consumer Services -- 2.7%
  *America Online, Inc. ....................................       10,180        536,995
  *CMGI Information.........................................        1,400         64,137
  *Convergys Corp. .........................................          300         15,562
  *InfoSpace.com, Inc. .....................................          700         38,675
  Interpublic Group of Cos., Inc. ..........................        1,400         60,200
  Omnicom Group, Inc. ......................................        1,150        102,422
  *Safeguard Scientific, Inc. ..............................          675         21,641
  SEI Investments Co. ......................................          300         11,944
  *TMP Worldwide, Inc. .....................................          200         14,762
  *VeriSign, Inc. ..........................................          875        154,437
  *Yahoo!, Inc. ............................................        2,700        334,462
                                                                             -----------
                                                                               1,355,237
                                                                             -----------
Chemicals & Allied Products -- 1.5%
  Pharmacia Corp. ..........................................       14,989        774,744
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 8.9%
  *ADC Telecommunications, Inc. ............................        1,800    $   150,975
  *Advanced Fibre Communications, Inc. .....................          700         31,719
  *Allegiance Telecom, Inc. ................................          795         50,880
  ALLTEL Corp. .............................................        9,925        614,730
  *AT&T Wireless Group......................................           90          2,509
  *Comcast Corp. Special Class A Non-Voting.................          650         26,325
  *Comverse Technology, Inc.................................        1,050         97,650
  Corning Glass, Inc. ......................................        1,400        377,825
  *Ditech Communications Corp. .............................          110         10,402
  *Kana Communication, Inc. ................................           40          2,475
  *Level 3 Communications, Inc. ............................        1,250        110,000
  *McLeodUSA, Inc. .........................................        2,500         51,719
  *Metromedia Fiber Network, Inc. ..........................        2,700        107,156
  *Nextel Communications, Inc. Class A......................        3,700        226,394
  Nortel Networks Corp. ....................................        4,200        286,650
  *Qualcomm, Inc. ..........................................        2,800        168,000
  *Redback Networks, Inc. ..................................          200         35,600
  *RF Micro Devices, Inc. ..................................          500         43,812
  SBC Communications, Inc. .................................        1,609         69,589
  Scientific-Atlanta, Inc. .................................          500         37,250
  *Sycamore Networks, Inc. .................................          110         12,141
  *Tellabs, Inc. ...........................................       10,925        747,680
  *Valassis Communications, Inc. ...........................          600         22,875
  *VerticalNet, Inc. .......................................          600         22,162
  *VoiceStream Wireless Corp. ..............................          690         80,244
  *Western Wireless Corp. Class A...........................          200         10,900
  *Williams Communications Group, Inc. .....................           70          2,323
  *WinStar Communications, Inc. ............................          750         25,406
  *Worldcom, Inc. ..........................................       22,617      1,037,555
                                                                             -----------
                                                                               4,462,946
                                                                             -----------
Computer Peripherals -- 0.0%
  *Internap Network Services Corp. .........................          170          7,058
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 9.4%
  *Adaptec, Inc. ...........................................          100    $     2,275
  *Aether Systems, Inc. ....................................           20          4,100
  *Agile Software Corp. ....................................          170         12,017
  *Akamai Technologies, Inc. ...............................          220         26,122
  Art Technology Group, Inc. ...............................          200         20,187
  *Avanex Corp. ............................................           50          4,775
  *Brocade Communications Systems, Inc. ....................          300         55,045
  *CDW Computer Centers, Inc. ..............................          200         12,500
  *Cisco Systems, Inc. .....................................       21,160      1,344,982
  *Dell Computer Corp. .....................................        8,250        406,828
  *Digital Lightwave, Inc. .................................           60          6,030
  *EMC Corp. ...............................................       17,300      1,331,019
  *Finisar Corp. ...........................................          420         10,999
  *Foundry Networks, Inc. ..................................          200         22,100
  *Globespan, Inc. .........................................          120         14,649
  Hewlett Packard Co. ......................................        1,760        219,780
  *Intuit, Inc. ............................................          300         12,412
  *Juniper Networks, Inc. ..................................        1,060        154,296
  *Marchfirst, Inc. ........................................          273          4,982
  *Maxim Integrated Products, Inc. .........................        1,800        122,287
  *Medarex, Inc. ...........................................          150         12,675
  *Network Appliance, Inc. .................................        2,300        185,150
  *Phone.com, Inc. .........................................          390         25,399
  *Quest Software, Inc. ....................................          110          6,091
  *Silicon Storage Technology, Inc. ........................          110          9,714
  *Sun Microsystems, Inc. ..................................        4,300        391,031
  *Turnstone System, Inc. ..................................          100         16,567
  *Veritas Software Corp. ..................................        2,605        294,406
  *Vitria Technology, Inc. .................................          300         18,337
                                                                             -----------
                                                                               4,746,755
                                                                             -----------
Cosmetics and Toiletries -- 2.1%
  Avon Products, Inc. ......................................       23,600      1,050,200
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 14.4%
  Abbott Laboratories.......................................       18,875    $   841,117
  Allergan, Inc. ...........................................        1,000         74,500
  American Home Products Corp. .............................       14,400        846,000
  *Andrx Corp. .............................................          700         44,745
  Becton, Dickinson & Co. ..................................       28,300        811,856
  Bristol-Myers Squibb Co. .................................       16,610        967,532
  CVS Corp. ................................................        1,100         44,000
  *Forest Laboratories, Inc. ...............................          400         40,400
  *Human Genome Sciences, Inc. .............................          400         53,350
  *IVAX Corp. ..............................................          650         26,975
  Johnson & Johnson.........................................        2,150        219,031
  McKesson HBOC, Inc. ......................................       34,675        726,008
  Merck & Co., Inc. ........................................       17,710      1,357,028
  *Millennium Pharmaceuticals, Inc. ........................          500         55,937
  Pfizer, Inc. .............................................       23,837      1,144,176
                                                                             -----------
                                                                               7,252,655
                                                                             -----------
Electronic Instruments -- 0.4%
  *Analog Devices, Inc. ....................................        2,500        190,000
                                                                             -----------
Electronics -- 7.2%
  *Agilent Technologies, Inc. ..............................        1,508        111,215
  General Electric Co. .....................................       29,430      1,500,930
  *JDS Uniphase Corp. ......................................        4,370        523,854
  Linear Technology Corp. ..................................        1,800        115,087
  Radioshack Corp. .........................................       15,900        753,262
  Texas Instruments, Inc. ..................................        5,300        364,044
  *Xilinx, Inc. ............................................        3,000        247,687
                                                                             -----------
                                                                               3,616,079
                                                                             -----------
Entertainment -- 0.1%
  *Walt Disney Co. .........................................        1,000         38,812
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance -- 6.5%
  American Express Co. .....................................          750    $    39,094
  Citigroup, Inc. ..........................................        9,575        576,894
  *Concord EFS, Inc. .......................................        1,600         41,600
  Franklin Resources, Inc. .................................       24,350        739,631
  MBNA Corp. ...............................................       32,900        892,413
  Paychex, Inc. ............................................        1,487         62,454
  Providian Financial Corp. ................................       10,525        947,250
                                                                             -----------
                                                                               3,299,336
                                                                             -----------
Finance - Investment & Other -- 3.9%
  Charles Schwab Corp. .....................................        3,000        100,875
  Fannie Mae................................................       13,150        686,266
  Federated Investors, Inc., Class B........................          250          8,766
  S & P 400 Mid-Cap Depositary Receipts.....................        1,000         88,750
  Standard & Poor's Depositary Receipts.....................        7,550      1,096,873
                                                                             -----------
                                                                               1,981,530
                                                                             -----------
Food & Food Distributors -- 0.2%
  Keebler Foods Co. ........................................          700         25,988
  Sysco Corp. ..............................................        1,900         80,038
                                                                             -----------
                                                                                 106,026
                                                                             -----------
Insurance -- 1.9%
  Conseco, Inc. ............................................       99,000        965,250
                                                                             -----------
Manufacturing -- 0.2%
  Millipore Corp. ..........................................          750         56,531
  Symbol Technologies, Inc. ................................          300         16,706
  *Waters Corp. ............................................          300         37,444
                                                                             -----------
                                                                                 110,681
                                                                             -----------
Medical & Medical Services -- 2.2%
  *Affymetrix, Inc. ........................................          100         16,513
  *Amgen Corp. .............................................       15,200      1,067,800
  *Celgene Corp. ...........................................          100          5,888
                                                                             -----------
                                                                               1,090,201
                                                                             -----------
Medical Equipment & Supplies -- 0.4%
  Medtronic, Inc. ..........................................        1,200         59,775
  PE Corp. - PE Biosystems Group............................        2,000        131,750
                                                                             -----------
                                                                                 191,525
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Instruments -- 1.7%
  Biomet, Inc. .............................................          300    $    11,531
  *Boston Scientific Corp. .................................       37,300        818,269
  *Sybron International Corp. ..............................          300          5,944
                                                                             -----------
                                                                                 835,744
                                                                             -----------
Office Equipment & Supplies -- 1.4%
  *Staples, Inc. ...........................................        1,300         19,988
  Xerox Corp. ..............................................       33,100        662,000
                                                                             -----------
                                                                                 681,988
                                                                             -----------
Oil & Gas -- 0.0%
  Devon Energy Corp. .......................................          100          5,619
  Dynegy, Inc. .............................................          138          9,427
                                                                             -----------
                                                                                  15,046
                                                                             -----------
Oil Equipment & Services -- 0.0%
  *BJ Services Co. .........................................          200         12,500
                                                                             -----------
Restaurants -- 1.2%
  *McDonald's Corp. ........................................       18,600        612,637
                                                                             -----------
Retail - Clothing and Apparel -- 1.5%
  Gap, Inc. ................................................       24,950        779,687
                                                                             -----------
Retail Merchandising -- 7.0%
  *Bed, Bath & Beyond, Inc. ................................       24,800        899,000
  *BJ's Wholesale Club, Inc. ...............................          400         13,200
  Circuit City Stores, Inc. ................................          200          6,638
  *Costco Wholesale Corp. ..................................          680         22,440
  Dollar General Corp. .....................................       41,187        803,146
  *Dollar Tree Stores, Inc. ................................        1,000         39,563
  Home Depot, Inc. .........................................       11,750        586,766
  *Kohls Corp. .............................................        1,400         77,875
  Wal-Mart Stores, Inc. ....................................       18,900      1,089,113
                                                                             -----------
                                                                               3,537,741
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 6.9%
  *Altera Corp. ............................................          900    $    91,744
  *Applied Materials, Inc. .................................        5,120        464,000
  *Applied Micro Circuits Corp. ............................          500         49,375
  *Atmel Corp. .............................................          300         11,063
  *Broadcom Corp., Class A..................................          950        207,991
  *Fairchild Semiconductor Corp., Class A...................           60          2,430
  Intel Corp. ..............................................       16,150      2,159,054
  *KLA-Tencor Corp. ........................................          400         23,425
  *LSI Logic Corp. .........................................          400         21,650
  *Microchip Technology, Inc. ..............................          350         20,393
  *Novellus Systems, Inc. ..................................          400         22,625
  *PMC-Sierra, Inc. ........................................          875        155,477
  *QLogic Corp. ............................................          900         59,456
  *SDL, Inc. ...............................................          400        114,075
  *Vitesse Semiconductors Corp. ............................        1,000         73,563
                                                                             -----------
                                                                               3,476,321
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 10.3%
  Adobe Systems, Inc. ......................................          600    $    78,000
  *BEA Systems, Inc. .......................................        1,300         64,269
  *BMC Software, Inc. ......................................       12,700        463,352
  *BroadVision, Inc. .......................................        1,450         73,678
  Computer Associates International, Inc. ..................       12,900        660,319
  *Compuware Corp. .........................................       63,500        658,813
  *Epiphany, Inc. ..........................................           20          2,144
  *Exodus Communications, Inc. .............................        2,100         96,731
  *I2 Technologies, Inc. ...................................          900         93,839
  *Inktomi Corp. ...........................................          900        106,425
  *Lycos, Inc. .............................................          600         32,400
  *Mercury Interactive Corp. ...............................          700         67,725
  *Micromuse, Inc. .........................................          350         57,920
  *Microsoft Corp. .........................................       13,100      1,048,000
  *Oracle Corp. ............................................       11,050        928,891
  *Parametric Technology Corp. .............................       53,600        589,600
  *Rational Software Corp. .................................          900         83,644
  *Scient Corp. ............................................          100          4,413
  *Symantec Corp. ..........................................          250         13,484
  *TIBCO Software, Inc. ....................................           90          9,651
  *Vignette Corp. ..........................................          800         41,613
                                                                             -----------
                                                                               5,174,911
                                                                             -----------
Transportation -- 0.0%
  Expeditors International of Washington, Inc. .............          200          9,500
  United Parcel Service.....................................          200         11,800
                                                                             -----------
                                                                                  21,300
                                                                             -----------
Utilities -- 0.1%
  Enron Corp. ..............................................          700         45,150
                                                                             -----------
    TOTAL COMMON STOCK (COST $43,177,139)...................                  48,621,844
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Growth Portfolio

Schedule of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.3%
  Provident Institutional Funds -- TempCash.................    1,158,275    $ 1,158,275
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,158,275)..........                   1,158,275
                                                                             -----------
    TOTAL INVESTMENTS -- 98.8% (COST $44,335,414)...........                  49,780,119
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%...............                     608,304
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.16 per share based on 3,558,456 shares
    of capital stock outstanding)...........................                 $50,388,423
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($50,388,423/3,558,456 shares outstanding)................                 $     14.16
                                                                             ===========

* Non-Income Producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

2000 Semi-Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the Market Street Fund All Pro Large Cap Value Portfolio for the first half of 2000 was -6.74%. This performance slightly lagged the -5.70% return of the Wilshire Large Value Index, the style benchmark we use to assess the performance of this portfolio.

The following three sub-advisers perform the day-to-day management of the Portfolio. The three firms possess a proven large cap value orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
-------                                                   -----------
Mellon Equity Advisors..................................       40%
Equinox Capital.........................................       35%
Sanford C. Bernstein....................................       25%
                                                              ---
Total Portfolio.........................................      100%

Effective April 4th, Sanford C. Bernstein "Bernstein" a well known value manager, replaced Harris Associates as a sub-adviser to this Portfolio. In addition, the portfolio allocation to Bernstein was increased to 25%.

With growth stocks continuing to drive this market, the growth indices outperformed the value indices in the first six months. The first quarter proved to be difficult for value investors as large cap growth names dominated performance until mid March. The value indices moved higher in April and May as investors fled high priced technology stocks and moved into value stocks such as consumer staples and deep value pharmaceuticals. This rotation coincided with the market's focus on the tightening monetary policy of the Federal Reserve. Value stocks that are sensitive to rising interest rates such as banks, housing, and consumer durables did not perform well and declined significantly over the first half of the year. Late in June large cap growth stocks rebounded with the market refocused less on the Fed and more on earnings. The resurgence in interest rate sensitive value stocks proved to be short lived, similar to the bounce experienced by value stocks in the second quarter of last year.

The largest sector holdings of the portfolio include:

SECTOR                                                          %
------                                                        -----
Finance.....................................................  10.4%
Communications..............................................  10.2%
Drugs & Health Care.........................................   8.3%
Oil & Gas...................................................   7.9%
Insurance...................................................   7.5%
Banks.......................................................   6.0%

The second quarter taught us that the market does pay attention to high valuation levels. In May and June there were signs that valuation and earnings prospects of some value stocks were beginning to capture investor attention. The fundamentals of many portfolio companies are very strong. We believe that our disciplined focus on under-valued investments with sustainable earnings momentum will be rewarded over the long term. We look forward to benefiting from the improvement under way in the value portion of the market and we appreciate your support.

Sarah C. Lange, CFA
President

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 95.8%
Aerospace & Defense -- 1.0%
  Boeing Co. ...............................................        2,600    $   108,712
  *Litton Industries, Inc. .................................          350         14,700
  Lockheed Martin Corp. ....................................          700         17,369
  Northrop Grumman Holdings Corp. ..........................          550         36,437
  United Technologies Corp. ................................        1,023         60,229
                                                                             -----------
                                                                                 237,447
                                                                             -----------
Airlines -- 0.7%
  *AMR Corp. ...............................................        1,000         26,437
  Delta Air Lines, Inc. ....................................        1,900        141,575
                                                                             -----------
                                                                                 168,012
                                                                             -----------
Apparel -- 0.1%
  VF Corp. .................................................          900         21,544
                                                                             -----------
Appliances -- 0.0%
  Black & Decker Corp. .....................................          300         11,794
                                                                             -----------
Automobiles -- 1.5%
  Ford Motor Co. ...........................................        4,600        197,800
  General Motors Corp. .....................................        2,800        162,574
                                                                             -----------
                                                                                 360,374
                                                                             -----------
Automotive & Equipment -- 0.5%
  Cooper Tire & Rubber Co. .................................          250          2,781
  Dana Corp. ...............................................        1,200         25,425
  Delphi Automotive Systems Corp. ..........................        2,000         29,375
  Genuine Parts Co. ........................................        1,300         26,000
  Goodyear Tire & Rubber Co. ...............................        1,100         22,000
  *Visteon Corp. ...........................................          601          7,302
                                                                             -----------
                                                                                 112,883
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks -- 6.0%
  Bank of America Corp. ....................................        8,773    $   377,239
  Bank One Corp. ...........................................        1,600         42,500
  Chase Manhattan Corp. ....................................        2,350        108,247
  Comerica, Inc. ...........................................        1,100         49,362
  Firstar Corp. ............................................        4,600         96,887
  First Union Corp. ........................................        1,300         32,256
  Keycorp...................................................        1,900         33,487
  Morgan (J.P.) & Co., Inc. ................................        2,900        319,361
  National City Corp. ......................................        1,700         29,006
  PNC Financial Services Group..............................        4,800        224,999
  Regions Financial Corp. ..................................        1,500         29,812
  Southtrust Corp. .........................................        1,200         27,150
  Summit Bancorp............................................        1,300         32,012
  Union Planters Corp. .....................................        2,600         72,637
                                                                             -----------
                                                                               1,474,955
                                                                             -----------
Beverages -- 1.0%
  Anheuser-Busch Companies, Inc. ...........................          400         29,875
  Coca-Cola Co. ............................................          500         28,719
  Coca-Cola Enterprises, Inc. ..............................        1,300         21,206
  Pepsi Bottling Group, Inc. ...............................        1,200         35,025
  Pepsico, Inc. ............................................        2,800        124,425
                                                                             -----------
                                                                                 239,250
                                                                             -----------
Broadcasting & Publishing -- 4.1%
  American Greetings Corp., Class A.........................          500          9,500
  AT&T Corp. -- Liberty Media-A.............................       11,287        273,710
  *Fox Entertainment Group, Inc. ...........................        2,000         60,750
  Gannett, Inc. ............................................        1,300         77,756
  *Infinity Broadcasting, Inc. .............................        1,200         43,725
  McGraw-Hill, Inc. ........................................        1,300         70,200
  *MediaOne Group, Inc. ....................................        1,300         86,531
  New York Times Co. .......................................        1,200         47,400
  Time Warner, Inc. ........................................          750         57,000
  Tribune Co. ..............................................        3,400        119,000
  *Viacom, Inc., Class B....................................        2,200        150,012
                                                                             -----------
                                                                                 995,584
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Building & Building Supplies -- 0.3%
  Centex Corp. .............................................          450    $    10,575
  Lafarge Corp. ............................................        1,800         37,800
  Lowe's Cos., Inc. ........................................          800         32,850
  Owens Corning, Inc. ......................................          200          1,850
                                                                             -----------
                                                                                  83,075
                                                                             -----------
Business & Consumer Services -- 0.2%
  *America Online, Inc. ....................................          600         31,650
  Yahoo!, Inc. .............................................           50          6,194
                                                                             -----------
                                                                                  37,844
                                                                             -----------
Chemicals & Allied Products -- 2.0%
  Air Products & Chemicals, Inc. ...........................        1,100         33,894
  Ashland, Inc. ............................................          550         19,284
  Cabot Corp. ..............................................          500         13,625
  Dow Chemical Co. .........................................        6,150        185,653
  Du Pont (E.I.) de Nemours & Co. ..........................        1,000         43,750
  Eastman Chemical Co. .....................................        1,400         66,850
  *F.M.C. Corp. ............................................          250         14,500
  Great Lakes Chemical Corp. ...............................          450         14,175
  Hercules, Inc. ...........................................          800         11,250
  Lubrizol Corp. ...........................................          450          9,450
  Praxair, Inc. ............................................          800         29,950
  Union Carbide.............................................          750         37,125
                                                                             -----------
                                                                                 479,506
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 10.2%
  ALLTEL Corp. .............................................        1,300    $    80,519
  *Andrew Corp. ............................................          400         13,425
  *AT&T Wireless Group......................................        3,600        100,350
  *AT&T Corp. ..............................................       11,550        365,268
  Bell Atlantic Corp. ......................................        1,650         83,840
  BellSouth Corp. ..........................................        6,900        294,111
  *Copper Mountain Networks, Inc. ..........................          300         26,438
  GTE Corp. ................................................        3,700        230,325
  Lucent Technologies, Inc. ................................        3,200        189,600
  Nortel Networks Corp. ....................................          800         54,600
  *Qualcomm, Inc. ..........................................          125          7,500
  SBC Communications, Inc. .................................       10,866        469,955
  Sprint Corp. .............................................        2,200        112,200
  Telephone and Data Systems, Inc. .........................          400         40,100
  US West, Inc. ............................................        2,000        171,500
  *Worldcom, Inc. ..........................................        5,250        240,844
                                                                             -----------
                                                                               2,480,575
                                                                             -----------
Computers -- 5.3%
  *Adaptec, Inc. ...........................................          800         18,200
  *Apple Computer, Inc. ....................................        1,800         94,275
  *Brocade Communications Systems, Inc. ....................          400         73,394
  *Cisco Systems, Inc. .....................................        2,900        184,331
  Compaq Computer Corp. ....................................        7,600        194,275
  *Dell Computer Corp. .....................................          700         34,519
  *DST Systems..............................................          400         30,450
  *EMC Corp. ...............................................          550         42,316
  Hewlett Packard Co. ......................................        1,775        221,653
  International Business Machines Corp. ....................        2,100        230,081
  *NCR Corp. ...............................................        1,600         62,300
  *SunGard Data Systems, Inc. ..............................        1,200         37,200
  *Sun Microsystems, Inc. ..................................          500         45,469
  *Vishay Intertechnology, Inc. ............................          600         22,763
                                                                             -----------
                                                                               1,291,226
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products -- 1.1%
  Briggs & Stratton Corp. ..................................           75    $     2,569
  *Energizer Holdings, Inc. ................................          966         17,629
  Fortune Brands, Inc. .....................................        2,700         62,269
  Maytag Corp. .............................................          175          6,453
  Newell Rubbermaid, Inc. ..................................        1,300         33,475
  Procter & Gamble Co. .....................................        1,625         93,032
  Whirlpool Corp. ..........................................        1,150         53,619
                                                                             -----------
                                                                                 269,046
                                                                             -----------
Containers -- 0.2%
  Ball Corp. ...............................................          250          8,047
  *Owens-Illinois, Inc. ....................................        1,200         14,025
  Sonoco Products Co. ......................................          800         16,450
                                                                             -----------
                                                                                  38,522
                                                                             -----------
Cosmetics and Toiletries -- 0.3%
  Avon Products, Inc. ......................................        1,800         80,100
                                                                             -----------
Drugs & Health Care -- 8.3%
  Abbott Laboratories.......................................        2,700        120,319
  Aetna, Inc. ..............................................          600         38,512
  Allergan, Inc. ...........................................          600         44,700
  Bausch & Lomb, Inc. ......................................          600         46,425
  Baxter International, Inc. ...............................        2,700        189,844
  Becton, Dickinson & Co. ..................................        1,100         31,556
  Bristol-Myers Squibb Co. .................................        5,350        311,637
  Eli Lilly & Co. ..........................................          550         54,931
  HCA - The Healthcare Co. .................................        5,350        162,506
  Johnson & Johnson.........................................        4,750        483,907
  Merck & Co., Inc. ........................................        3,700        283,512
  Pfizer, Inc. .............................................        1,925         92,400
  Schering Plough Corp. ....................................          900         45,450
  UnitedHealth Group, Inc. .................................        1,300        111,475
                                                                             -----------
                                                                               2,017,174
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 2.7%
  *Arrow Electronics, Inc. .................................          700    $    21,700
  Avnet, Inc. ..............................................          350         20,737
  Emerson Electric Co. .....................................          800         48,300
  General Electric Co. .....................................        7,800        397,800
  Johnson Controls, Inc. ...................................          600         30,787
  Motorola, Inc. ...........................................        1,275         37,054
  *Teradyne, Inc. ..........................................          900         66,150
  Texas Instruments, Inc. ..................................          400         27,475
  Thomas & Betts Corp. .....................................          450          8,606
                                                                             -----------
                                                                                 658,609
                                                                             -----------
Energy -- 1.5%
  Chevron Corp. ............................................        2,400        203,550
  DTE Energy Co. ...........................................        1,100         33,619
  KeySpan Corp. ............................................        1,300         39,975
  New Century Energies, Inc. ...............................          600         18,412
  Royal Dutch Petroleum Co. ................................          500         30,781
  Valero Energy Corp. ......................................        1,600         50,800
                                                                             -----------
                                                                                 377,137
                                                                             -----------
Entertainment -- 1.1%
  *Walt Disney Co. .........................................        7,225        280,421
                                                                             -----------
Finance -- 10.4%
  American Express Co. .....................................        2,000        104,250
  Bear Stearns Companies, Inc. .............................          300         12,487
  Citigroup, Inc. ..........................................       14,200        855,550
  FleetBoston Financial Corp. ..............................       12,700        431,800
  GreenPoint Financial Corp. ...............................        2,300         43,125
  Hartford Financial Services, Inc. ........................        4,600        257,312
  Lehman Brothers Holdings, Inc. ...........................          375         35,461
  MBNA Corp. ...............................................        3,600         97,650
  Merrill Lynch & Co., Inc. ................................        1,000        115,000
  Morgan Stanley Dean Witter & Co. .........................        6,600        549,450
  Washington Mutual, Inc. ..................................          950         27,431
                                                                             -----------
                                                                               2,529,516
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 3.1%
  Archer-Daniels Midland Co. ...............................        3,000    $    29,437
  ConAgra, Inc. ............................................        3,600         68,625
  General Mills, Inc. ......................................        3,600        137,700
  *Heinz (H.J.) Co. ........................................        4,100        179,375
  Hormel Foods Corp. .......................................        1,100         18,494
  Quaker Oats Co. ..........................................        1,900        142,738
  *Safeway, Inc. ...........................................        1,100         49,638
  Sara Lee Corp. ...........................................        2,200         42,487
  Supervalu, Inc. ..........................................        3,400         64,813
  Tyson Foods, Inc. ........................................        1,600         14,000
                                                                             -----------
                                                                                 747,307
                                                                             -----------
Home Furnishings/Housewares -- 0.1%
  Leggett & Platt, Inc. ....................................        1,500         24,750
                                                                             -----------
Hotel/Restaurants -- 0.4%
  Hilton Hotels Corp. ......................................        2,800         26,250
  Starwood Hotels & Resorts Worldwide, Inc. ................        2,500         80,781
                                                                             -----------
                                                                                 107,031
                                                                             -----------
Industrial Diversified -- 0.2%
  Fluor Corp. ..............................................          550         17,394
  Sherwin Williams Co. .....................................        1,300         27,544
                                                                             -----------
                                                                                  44,938
                                                                             -----------
Insurance -- 7.5%
  Ambac Financial Group, Inc. ..............................        1,800         98,662
  American General Corp. ...................................        2,700        164,700
  American International Group, Inc. .......................        4,850        569,875
  Aon Corp. ................................................        1,200         37,275
  Chubb Corp. ..............................................        1,950        119,925
  Cigna Corp. ..............................................        3,400        317,900
  Conseco, Inc. ............................................        9,000         87,750
  Lincoln National Corp. ...................................        1,100         39,737
  Marsh & McLennan Cos., Inc. ..............................          900         93,994
  MBIA, Inc. ...............................................          500         24,094
  MGIC Investment Corp. ....................................          700         31,850
  Radian Group, Inc. .......................................        1,300         67,275
  St. Paul Companies, Inc. .................................        4,700        160,387
  Torchmark Corp. ..........................................        1,000         24,687
                                                                             -----------
                                                                               1,838,111
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Leisure & Amusements -- 0.1%
  Brunswick Corp. ..........................................          700    $    11,594
  Carnival Corp., Class A...................................          600         11,700
                                                                             -----------
                                                                                  23,294
                                                                             -----------
Machinery & Heavy Equipment -- 0.9%
  Deere & Co. ..............................................        4,500        166,500
  Dover Corp. ..............................................        1,300         52,731
                                                                             -----------
                                                                                 219,231
                                                                             -----------
Manufacturing -- 2.7%
  Alcan Aluminium Ltd. .....................................        1,000         31,000
  Alcoa, Inc. ..............................................        3,000         87,000
  Cooper Industries, Inc. ..................................        1,800         58,613
  Cummins Engine Co., Inc. .................................          300          8,175
  Eaton Corp. ..............................................          300         20,100
  Honeywell International, Inc. ............................        2,500         84,219
  Minnesota Mining & Manufacturing Co. .....................        1,000         82,500
  PPG Industries, Inc. .....................................        1,000         44,313
  PPG Industries, Inc. .....................................          700         31,019
  *Smurfit-Stone Container Corp. ...........................        1,700         21,888
  Textron, Inc. ............................................        2,500        135,781
  Tyco International Ltd. ..................................        1,400         66,326
                                                                             -----------
                                                                                 670,934
                                                                             -----------
Manufacturing Equipment -- 0.2%
  Illinois Tool Works, Inc. ................................          788         44,916
                                                                             -----------
Medical & Medical Services -- 0.0%
  Bergen Brunswig Corp. ....................................          500          2,750
  *Foundation Health Systems, Inc. Class A..................          400          5,200
                                                                             -----------
                                                                                   7,950
                                                                             -----------
Medical Instruments -- 0.3%
  *St. Jude Medical, Inc. ..................................        1,600         73,400
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas -- 7.9%
  Amerada Hess Corp. .......................................        3,750    $   231,563
  Conoco, Inc. Class B......................................        1,400         34,388
  Exxon Mobil Corp. ........................................       10,628        834,962
  Occidental Petroleum Corp. ...............................        1,600         33,700
  Phillips Petroleum Co. ...................................        3,000        152,062
  Sunoco, Inc. .............................................          700         20,606
  Texaco, Inc. .............................................        5,202        277,007
  Tosco Corp. ..............................................        1,100         31,488
  Unocal Corp. .............................................        6,300        208,688
  USX-Marathon Group, Inc. .................................        3,800         95,238
                                                                             -----------
                                                                               1,919,702
                                                                             -----------
Oil & Equipment & Services -- 0.4%
  *BJ Services Co. .........................................          900         56,250
  National Fuel Gas Co. ....................................          600         29,250
                                                                             -----------
                                                                                  85,500
                                                                             -----------
Paper & Forest Products -- 0.9%
  Boise Cascade Corp. ......................................          500         12,938
  Fort James Corp. .........................................        1,100         25,438
  International Paper Co. ..................................        2,860         85,264
  Mead Corp. ...............................................          800         20,200
  Temple Inland, Inc. ......................................          400         16,800
  Westvaco Corp. ...........................................        2,100         52,106
                                                                             -----------
                                                                                 212,746
                                                                             -----------
Photography Equipment & Services -- 0.1%
  Eastman Kodak Co. ........................................          500         29,750
                                                                             -----------
Railroads -- 1.3%
  Burlington Northern Santa Fe Corp. .......................        1,500         34,406
  CSX Corp. ................................................        1,500         31,781
  Norfolk Southern Corp. ...................................        2,000         29,750
  Union Pacific Corp., Series A.............................        5,700        211,969
                                                                             -----------
                                                                                 307,906
                                                                             -----------
Restaurants -- 0.2%
  Darden Restaurants, Inc. .................................        2,400         39,000
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising -- 2.2%
  *Federated Department Stores, Inc. .......................        3,600    $   121,500
  Hasbro, Inc. .............................................        1,400         21,088
  Home Depot, Inc. .........................................          600         29,963
  Limited, Inc. ............................................        2,200         47,575
  May Department Stores Co. ................................        1,200         28,800
  *Office Depot, Inc. ......................................        2,400         15,000
  Sears, Roebuck & Co. .....................................        4,100        133,763
  TJX Companies, Inc. ......................................        2,800         52,500
  Wal-Mart Stores, Inc. ....................................        1,600         92,200
                                                                             -----------
                                                                                 542,389
                                                                             -----------
Semiconductors -- 2.1%
  *Applied Materials, Inc. .................................          550         49,844
  *KLA-Tencor Corp. ........................................          600         35,138
  Intel Corp. ..............................................        2,364        316,038
  *LSI Logic Corp. .........................................        1,100         59,538
  *SDL, Inc. ...............................................          200         57,038
                                                                             -----------
                                                                                 517,596
                                                                             -----------
Software -- 1.7%
  Computer Associates International, Inc. ..................        2,400        122,850
  *Microsoft Corp. .........................................        2,100        168,000
  *Oracle Corp. ............................................        1,400        117,688
                                                                             -----------
                                                                                 408,538
                                                                             -----------
Steel -- 0.1%
  Nucor Corp. ..............................................          600         19,913
                                                                             -----------
Technology -- 0.1%
  *Ingram Micro, Inc. Class A...............................        1,100         19,181
  *Tech Data Corp. .........................................          400         17,425
                                                                             -----------
                                                                                  36,606
                                                                             -----------
Tobacco -- 0.9%
  Philip Morris Cos., Inc. .................................        7,900        209,844
                                                                             -----------
Transportation -- 0.2%
  United Parcel Service.....................................          700         41,300
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Large Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Utilities -- 3.9%
  Allegheny Energy, Inc. ...................................          900    $    24,638
  Ameren Corp. .............................................        1,000         33,750
  American Electric Power Co. ..............................        1,140         33,773
  Cinergy Corp. ............................................        1,200         30,525
  Consolidated Edison, Inc. ................................        1,000         29,625
  Constellation Energy Group................................        2,700         87,919
  Enron Corp. ..............................................        1,800        116,100
  FirstEnergy Corp. ........................................        1,500         35,063
  Northern States Power Co. ................................          800         16,150
  PG&E Corp. ...............................................        4,700        115,738
  Pinnacle West Capital Corp. ..............................        1,200         40,650
  PP&L Resources, Inc. .....................................        1,100         24,131
  Public Service Enterprise Group, Inc. ....................        2,100         72,713
  Puget Sound Energy, Inc. .................................          700         14,919
  Reliant Energy, Inc. .....................................        2,900         85,731
  Southern Co. .............................................        3,200         74,600
  TXU Corp. ................................................        3,500        103,250
  Wisconsin Energy Corp. ...................................          900         17,831
                                                                             -----------
                                                                                 957,106
                                                                             -----------
        TOTAL COMMON STOCK (COST $24,166,546)...............                  23,374,352
                                                                             -----------
SHORT TERM INVESTMENTS -- 5.2%
  Provident Institutional Funds -- TempCash.................    1,266,628      1,266,628
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,266,628)..........                   1,266,628
                                                                             -----------
    TOTAL INVESTMENTS -- 101.0% (COST $25,433,174)..........                  24,640,980
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.0%).............                    (234,604)
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $9.22 per share based on 2,646,772 shares
  of capital stock outstanding).............................                 $24,406,376
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($24,406,376/2,646,772 shares outstanding)................                 $      9.22
                                                                             ===========

* Non-Income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

2000 Semi-Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the Small Cap Growth Portfolio for the first half of 2000 was 9.28%. This return exceeded the 8.50% return of the Wilshire Small Growth Index, the style benchmark we use to assess the performance of this portfolio.

The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms possess a proven small cap growth orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
-------                                                   -----------
Husic Capital Management................................      60%
Standish, Ayer & Wood...................................      40%
Total Portfolio.........................................     100%

During the first two and a half months, the small cap growth market continued its powerful surge that began last year and carried through mid March. High earnings growth and high price/earnings stocks, i.e. technology stocks significantly outperformed the broad market. The strong bull market earlier this year was fueled by IPO fever, a major increase in retail participation including the "day trader phenomenon", strong mutual fund cash flows, and enthusiasm for new economy internet and genomics companies. Technology and other growth stocks drove the NASDAQ up 22% through March 10th. Then such stocks reversed course and the NASDAQ declined over 37% between March 10th and May 23; the collapse of the NASDAQ from the 5000 level to a low of 3043; a "tech wreck". The biggest losers in this decline were in many cases the biggest winners of the prior 6 months. Also, the non-earnings story stocks finally got crushed in the second quarter as investors' patience had begun to wear out. In April and May investors fled the tech wreck and moved into value stocks. Despite many forecasts of further significant declines, the NASDAQ rallied sharply in June to roughly the 4000 level and maintained that level through the end of the quarter. In June alone, the NASDAQ was up over 16%, leading many investors to wonder if the worst was behind them. Year to date the NASDAQ is down 2.5%. Overall first half returns for small cap growth stocks were strong relative to the broad market averages that witnessed declines.

The largest sector holdings of the Portfolio include:

SECTOR                                                          %
------                                                        -----
Electronics.................................................  21.7%
Communications..............................................  15.2%
Semiconductors..............................................   9.6%
Drugs & Health Care.........................................   7.5%
Oil Equipment & Services....................................   6.1%
Computers...................................................   6.0%

The investment process used for the Portfolio positions it in dynamic growth sectors of the economy with investments in innovative, aggressive companies. An emphasis on technology-related sectors will continue. We expect small U.S. companies, in particular, to continue to be the beneficiaries of robust growth in the future.

We look forward to your continued support.

Sarah C. Lange, CFA
President

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 95.0%
Air Transport -- 1.7%
  *EGL, Inc. ...............................................       26,000    $   799,500
  *Forward Air Corp. .......................................       14,950        598,000
                                                                             -----------
                                                                               1,397,500
                                                                             -----------
Airlines -- 1.9%
  *Atlantic Coast Airlines, Inc. ...........................       19,700        625,475
  *Ryanair Holdings Plc.....................................       17,900        653,350
  SkyWest, Inc. ............................................        8,100        300,206
                                                                             -----------
                                                                               1,579,031
                                                                             -----------
Banks -- 1.5%
  *Golden State Bancorp, Inc. ..............................       72,600      1,306,800
                                                                             -----------
Broadcasting & Publishing -- 2.0%
  *Citadel Communications Corp. ............................       14,100        492,619
  *Emmis Broadcasting Corp., Class A........................       13,000        537,875
  Scandinavian Broadcasting S.A. ...........................       12,600        686,700
                                                                             -----------
                                                                               1,717,194
                                                                             -----------
Building & Building Supplies -- 0.5%
  *Dycom Industries, Inc. ..................................        9,000        414,000
                                                                             -----------
Business & Consumer Services -- 2.7%
  *Corporate Executive Board Co. ...........................       11,000        658,625
  *Liberty Digital, Inc. Class A............................       15,200        456,000
  *SmartForce Plc - ADR.....................................        9,500        456,000
  *Sportsline USA, Inc. ....................................       18,400        313,950
  TMP Worldwide, Inc. ......................................        5,900        435,494
                                                                             -----------
                                                                               2,320,069
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 15.2%
  *Acme Communications, Inc. ...............................       26,500    $   483,625
  *Aware, Inc. .............................................       31,800      1,625,775
  *Com21, Inc. .............................................       35,200        880,000
  *Entercom Communications Corp. ...........................        9,100        443,625
  *GT Group Telecom, Inc. ..................................       74,600      1,179,612
  *ICG Communications, Inc. ................................       40,400        891,325
  *Insight Communications Co., Inc. ........................       18,800        293,750
  *Leap Wireless International, Inc. .......................       20,700        972,900
  *NBC Internet, Inc. ......................................       41,000        512,500
  *Pegasus Communications Corp. ............................       25,200      1,236,375
  *Pinnacle Holdings, Inc. .................................        8,700        469,800
  *Regent Communications, Inc. .............................       13,900        119,453
  *SBA Communications Corp. ................................        9,500        493,406
  *Terayon Communication Systems, Inc. .....................       13,700        880,011
  *Tut Systems, Inc. .......................................       23,000      1,319,625
  *Western Wireless Corp. Class A...........................        7,200        392,400
  Westwood One, Inc. .......................................       19,600        668,850
                                                                             -----------
                                                                              12,863,032
                                                                             -----------
Computers -- 6.0%
  *Allaire Corp. ...........................................        8,000        294,000
  *Alteon Websystems, Inc. .................................        5,000        500,312
  *Bottomline Technologies, Inc. ...........................        8,400        287,175
  *Breakaway Solutions, Inc. ...............................        5,400        145,800
  *Crossroads Systems, Inc. ................................        8,400        212,100
  Cybex Computer Products Corp. ............................       10,750        462,250
  *Data Return Corp. .......................................       11,400        330,600
  *Emulex Corp. ............................................        6,400        420,400
  *Gadzoox Networks, Inc. ..................................       12,700        173,831
  *Media Metrix, Inc. ......................................       10,500        267,094
  *NetScout Systems, Inc. ..................................       26,000        334,750
  Silicon Storage Technology, Inc. .........................       15,900      1,404,169
  *Visual Networks, Inc. ...................................        7,200        205,200
                                                                             -----------
                                                                               5,037,681
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 7.5%
  *Alexion Pharmaceuticals, Inc. ...........................        6,000    $   429,000
  *Alkermes, Inc. ..........................................        8,100        381,712
  Bindley Western Industries, Inc. .........................       57,200      1,512,225
  Cephalon, Inc. ...........................................        6,500        389,187
  *COR Therapeutics, Inc. ..................................        3,500        298,594
  *Inhale Therapeutic Systems...............................        5,600        568,225
  *Medicis Pharmaceutical Corp., Class A....................        8,600        490,200
  *Priority Healthcare Corp. Class B........................       28,274      2,101,112
  *Vical, Inc. .............................................        6,300        121,275
                                                                             -----------
                                                                               6,291,530
                                                                             -----------
Electrical Equipment -- 0.5%
  *Quanta Services, Inc. ...................................        7,450        409,750
                                                                             -----------
Electronics -- 21.7%
  *ATMI, Inc. ..............................................       15,300        711,450
  *Burr-Brown Corp. ........................................        4,800        416,100
  *Credence Systems Corp. ..................................        8,400        463,575
  *Cree Research, Inc. .....................................       14,300      1,909,050
  *Integrated Silicon Solution, Inc. .......................       30,900      1,174,200
  *International Rectifier Corp. ...........................       14,500        812,000
  *LAM Research Corp. ......................................       29,900      1,121,250
  *LTX Corp. ...............................................       35,200      1,229,800
  *Micrel, Inc. ............................................       13,400        582,062
  *Netsilicon, Inc. ........................................       80,700      2,642,925
  *Photronics, Inc. ........................................       16,300        462,513
  *Pixelworks, Inc. ........................................       12,700        288,925
  *Quicklogic Corp. ........................................       21,000        467,250
  *Semtech Corp. ...........................................       11,400        871,922
  Triquint Semiconductor, Inc. .............................       13,200      1,263,075
  Varian Semiconductor Equipment Associates, Inc. ..........       27,800      1,746,187
  *Veeco Instruments, Inc. .................................        8,000        586,000
  *Virata Corp. ............................................       26,900      1,603,912
                                                                             -----------
                                                                              18,352,196
                                                                             -----------
Finance - Investment & Other -- 1.4%
  *NCO Group, Inc. .........................................       13,600        314,500
  S & P 400 Mid-Cap Depositary Receipts.....................        9,400        834,250
                                                                             -----------
                                                                               1,148,750
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Leisure & Amusements -- 0.9%
  *Bally Total Fitness Holding Corp. .......................       14,200    $   360,325
  *Cinar Films, Inc. .......................................        5,400         27,000
  Tweeter Home Entertainment Group, Inc. ...................       11,600        352,350
                                                                             -----------
                                                                                 739,675
                                                                             -----------
Medical Equipment & Supplies -- 1.1%
  *Angiotech Pharmaceuticals, Inc. .........................        5,600        233,800
  *Gasonics International Corp. ............................       11,600        457,475
  *PolyMedica Corp. ........................................        5,900        255,175
                                                                             -----------
                                                                                 946,450
                                                                             -----------
Oil & Gas -- 5.3%
  *Cal Dive International, Inc. ............................        9,600        520,200
  *Core Laboratories N.V. ..................................       18,200        527,800
  *Global Industries Ltd. ..................................       97,400      1,838,426
  *Hanover Compressor Co. ..................................       12,800        486,400
  *Stone Energy Corp. ......................................        5,900        352,525
  *Syntroleum Corp. ........................................       43,500        744,937
                                                                             -----------
                                                                               4,470,288
                                                                             -----------
Oil Equipment & Services -- 6.1%
  *BJ Services Co. .........................................       14,100        881,250
  *Marine Drilling Co., Inc. ...............................       55,900      1,491,831
  *National-Oilwell, Inc. ..................................        7,900        259,713
  *Oceaneering International, Inc. .........................       32,900        625,100
  *Rowan Cos., Inc. ........................................       38,200      1,160,325
  *Smith International, Inc. ...............................        9,500        691,719
                                                                             -----------
                                                                               5,109,938
                                                                             -----------
Real Estate -- 0.5%
  *CoStar Group, Inc. ......................................       18,100        453,631
                                                                             -----------
Semiconductors -- 9.6%
  *Exar Corp. ..............................................        9,000        784,688
  *Integrated Device Technology, Inc. ......................       40,800      2,442,900
  *Pericom Semiconductor Corp. .............................       14,200        965,600
  *PLX Technology, Inc. ....................................       41,300      1,713,950
  *QLogic Corp. ............................................       13,500        891,844
  *Viasystems Group, Inc. ..................................       80,600      1,304,713
                                                                             -----------
                                                                               8,103,695
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Growth Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 6.9%
  *Aspen Technology, Inc. ..................................       14,300    $   550,550
  *Broadbase Software, Inc. ................................       34,400      1,053,500
  *C-Bridge Internet Solutions..............................        7,800        135,525
  *Cysive, Inc. ............................................        9,000        214,875
  Digital Island, Inc. .....................................       33,200      1,614,350
  *Digital River, Inc. .....................................       35,100        269,831
  *Level 8 Systems, Inc. ...................................       20,600        433,888
  *Manugistics Group, Inc. .................................       14,800        691,900
  *Mercator Software, Inc. .................................        7,800        536,250
  *Mercury Interactive Corp. ...............................        3,400        328,950
                                                                             -----------
                                                                               5,829,619
                                                                             -----------
Steel -- 1.7%
  *Grant Prideco, Inc. .....................................       57,600      1,440,000
                                                                             -----------
Waste Management -- 0.3%
  *Waste Connections, Inc. .................................       13,100        258,725
                                                                             -----------
    TOTAL COMMON STOCK (COST $67,921,126)...................                  80,189,554
                                                                             -----------
SHORT TERM INVESTMENTS -- 5.0%
  Provident Institutional Funds -- TempCash.................    4,191,885      4,191,885
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $4,191,885)..........                   4,191,885
                                                                             -----------
    TOTAL INVESTMENTS -- 100.0% (COST $72,113,011)..........                  84,381,439
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%...............                      34,850
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $19.92 per share based on 4,236,806 shares
    of capital stock outstanding)...........................                 $84,416,289
                                                                             ===========
NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE
  ($84,416,289/4,236,806 shares outstanding)................                 $     19.92
                                                                             ===========

* Non-Income producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

2000 Semi-Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the Market Street Fund All Pro Small Cap Value Portfolio for the first half of 2000 was 1.80%. This return lagged the 3.50% return of the Wilshire Small Value Index, the style benchmark we use to assess the performance of the portfolio.

The following two sub-advisers to perform the day-to-day management of the Portfolio. The two firms possess a proven small cap value orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
-------                                                   -----------
Sterling Capital Management.............................       50%
Reams Asset Management..................................       50%
Total Portfolio.........................................      100%

Sterling Capital Management was added as a sub-adviser in the first quarter of this year and Reams Asset Management assumed management in the last week of December. Both firms worked quickly to reposition the Portfolio. The sub-advisers decreased the Portfolio's exposure to retail merchandising, increased exposure to manufacturing stocks, and increased banks given the improved interest rate outlook for the U.S. The performance of the Portfolio in the second quarter was strong and exceeded the Wilshire index by almost 200 basis points. However, the strong second quarter performance could not overcome the relatively weak first quarter.

The largest sector holdings of the Portfolio include:

SECTOR                                                          %
------                                                        -----
Manufacturing...............................................  16.3%
Banks.......................................................   9.3%
Medical Equipment & Supplies................................   8.5%
Insurance...................................................   6.7%
Real Estate.................................................   6.4%

The portfolio targets stable or improving businesses at low multiples of price to earnings, price to book value, and price to cash flow. The investment discipline used prohibits paying up for expensive stocks and targets inexpensive stocks relative to their fundamentals. The portfolio's stocks trade at significant discounts to their intrinsic worth. As investors pay more attention to fundamentals, i.e. earnings, financial strength, and valuations, the small cap value asset class should experience a long overdue rebound. We look forward to your continued support and to our long-term goal of capital appreciation.

Sarah C. Lange, CFA
President

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 95.7%
Banks -- 9.3%
  Bank United Corp., Class A................................         3,900    $   137,231
  Colonial BancGroup, Inc. .................................        11,600        111,650
  Commercial Federal Corp. .................................        12,800        199,200
  Dime Bancorp, Inc. .......................................         7,800        122,850
  First Bell Bancorp, Inc. .................................         4,800         73,200
  *Golden State Bancorp, Inc. ..............................        11,100        199,800
  Local Financial Corp. ....................................        13,600        113,475
  OceanFirst Financial Corp. ...............................         7,400        136,437
  Seacoast Financial Services Corp. ........................        20,500        194,750
  Sovereign Bancorp, Inc. ..................................        14,500        101,953
                                                                              -----------
                                                                                1,390,546
                                                                              -----------
Broadcasting & Publishing -- 2.0%
  Banta Corp. ..............................................         7,600        143,925
  Hollinger International, Inc. ............................        11,775        160,434
                                                                              -----------
                                                                                  304,359
                                                                              -----------
Building & Building Services -- 2.3%
  *Jacobs Engineering Group, Inc. ..........................         5,400        176,512
  *Toll Brothers, Inc. .....................................         8,050        165,025
                                                                              -----------
                                                                                  341,537
                                                                              -----------
Building Materials -- 1.5%
  Texas Industries, Inc. ...................................         3,125         90,234
  York International Corp. .................................         5,500        143,687
                                                                              -----------
                                                                                  233,921
                                                                              -----------
Business & Consumer Services -- 1.3%
  Interim Services, Inc. ...................................        10,700        189,925
                                                                              -----------
Chemicals & Allied Products -- 6.0%
  Crompton Corp. ...........................................        18,700        229,075
  *Cytec Industries, Inc. ..................................        12,000        296,250
  Ferro Corp. ..............................................         7,800        163,800
  *International Speciality.................................         9,200         52,325
  Millennium Chemicals......................................         8,500        156,719
                                                                              -----------
                                                                                  898,169
                                                                              -----------
Communications -- 1.0%
  *Clearnet Communications, Inc., Class A...................         5,200        144,381
                                                                              -----------
Computers -- 0.9%
  *Bell & Howell Co. .......................................         5,350        129,737
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Diversified -- 1.4%
  Peoples Energy Corp. .....................................         2,750    $    89,031
  Wallace Computer Services, Inc. ..........................        12,375        122,203
                                                                              -----------
                                                                                  211,234
                                                                              -----------
Drugs & Healthcare -- 0.5%
 *Perrigo Co. ..............................................        11,200         70,700
                                                                              -----------
Electronics -- 2.5%
  Applied Power, Inc. Class A...............................         5,300        177,550
  Harman International Industries, Inc. ....................         3,300        201,300
                                                                              -----------
                                                                                  378,850
                                                                              -----------
Entertainment -- 2.4%
  Gaylord Entertainment Co. Class A.........................         9,125        192,195
  True North Communications.................................         3,975        169,186
                                                                              -----------
                                                                                  361,381
                                                                              -----------
Finance -- 2.4%
  Dain Rauscher Corp. ......................................         3,375        222,750
  Finova Group, Inc. .......................................         5,500         71,500
  John Nuveen Co. (The), Class A............................         1,625         68,148
                                                                              -----------
                                                                                  362,398
                                                                              -----------
Finance - Investment & Other -- 2.0%
  Waddell & Reed Financial, Inc. ...........................         9,391        308,126
                                                                              -----------
Food & Food Distributors -- 5.2%
  International Home Foods, Inc. ...........................        11,900        249,156
 *Ralcorp Holdings, Inc. ...................................        11,100        135,975
 *Suiza Foods Corp. ........................................         6,100        298,137
  Universal Foods Corp. ....................................         6,500        120,250
                                                                              -----------
                                                                                  803,518
                                                                              -----------
Home Furnishings/Housewares -- 2.8%
  Bush Industries, Inc. Class A.............................         8,400        134,400
 *Furniture Brands International, Inc. .....................         9,430        142,629
 *Mohawk Industries, Inc. ..................................         6,700        145,725
                                                                              -----------
                                                                                  422,754
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 6.7%
  Fidelity National Financial, Inc. ........................        10,200    $   186,788
  Hilb, Rogal & Hamilton Co. ...............................         6,050        209,859
  Horace Mann Educators Corp. ..............................         9,775        146,625
  *Insurance Auto Auctions, Inc. ...........................         6,050        127,806
  Stewart Information Services Corp. .......................         5,725         83,728
  White Mountains Insurance Group Ltd. .....................         1,550        248,000
                                                                              -----------
                                                                                1,002,806
                                                                              -----------
Machinery & Instrumentation -- 2.3%
  Regal-Beloit Corp. .......................................         7,800        124,313
  Snap-On, Inc. ............................................         7,600        214,700
                                                                              -----------
                                                                                  339,013
                                                                              -----------
Manufacturing -- 16.3%
  Belden, Inc. .............................................         8,300        212,688
  Brady Corp. ..............................................         6,900        224,250
  Clarcor, Inc. ............................................        24,575        488,428
  Crane Co. ................................................         8,925        216,989
  Griffon Corp. ............................................        18,300        101,794
  Hon Industries, Inc. .....................................         9,200        216,200
  Matthews International Corp. Class A......................         2,300         66,700
  *National R.V. Holdings, Inc. ............................         4,500         47,250
  National Service Industries, Inc. ........................         3,500         68,250
  *Nautica Enterprises, Inc. ...............................         9,950        106,341
  *Northwest Pipe Co. ......................................         5,200         61,750
  Pittston Brink's Group....................................        16,100        220,369
  Quanex Corp. .............................................         4,950         73,631
  Rayonier, Inc. ...........................................         2,675         95,966
  *SPS Technologies, Inc. ..................................         4,200        172,463
  Standex International Corp. ..............................         4,700         75,200
                                                                              -----------
                                                                                2,448,269
                                                                              -----------
Manufacturing Equipment -- 0.6%
  Lawson Products, Inc. ....................................         3,800         93,575
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies -- 8.5%
  *Acuson Corp. ............................................        12,450    $   168,075
  Arrow International, Inc. ................................         3,075        103,013
  Dentsply International, Inc. .............................         7,400        228,013
  *Haemonetics Corp. .......................................        17,000        357,000
  Mentor Corp. .............................................         7,850        213,422
  Owens & Minor, Inc. Holding Co. ..........................        11,900        204,531
                                                                              -----------
                                                                                1,274,054
                                                                              -----------
Oil & Gas -- 4.7%
  Noble Affiliates, Inc. ...................................         4,800        178,800
  Piedmont Natural Gas Co., Inc. ...........................         4,550        120,859
  Santa Fe Snyder Corp. ....................................        23,500        267,313
  *Varco International, Inc. ...............................         5,740        133,455
                                                                              -----------
                                                                                  700,427
                                                                              -----------
Oil Equipment & Services -- 1.6%
  Coflexip SA ADR...........................................         3,925        237,463
                                                                              -----------
Real Estate -- 6.4%
  Amli Residential..........................................         3,000         70,688
  *Avatar Holding, Inc. ....................................        10,400        239,200
  BRE Properties, Inc. Class A..............................         5,825        168,197
  Federal Realty Investment Trust...........................         2,400         48,000
  First Industrial Realty Trust, Inc. ......................         7,542        222,489
  Great Lakes REIT, Inc. ...................................         5,000         85,000
  Prentiss Properties Trust.................................         3,100         74,400
  Storage USA, Inc. ........................................         1,900         56,050
                                                                              -----------
                                                                                  964,024
                                                                              -----------
Retail Stores -- 1.9%
  *Payless ShoeSource, Inc. ................................         3,450        180,047
  Regis Corp. ..............................................         8,200        102,500
                                                                              -----------
                                                                                  282,547
                                                                              -----------
Semiconductors -- 1.2%
  Pioneer-Standard Electronics, Inc. .......................        11,900        175,525
                                                                              -----------
Transportation -- 2.0%
  Arnold Industries, Inc. ..................................        24,300        293,119
                                                                              -----------
    TOTAL COMMON STOCK (COST $13,712,078)...................                   14,362,358
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The All Pro Small Cap Value Portfolio

Statement of Net Assets, June 30, 2000 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 5.9%
  Provident Institutional Funds -- TempCash.................       892,367    $   892,367
                                                                              -----------
    TOTAL SHORT TERM INVESTMENTS (COST $892,367)............                      892,367
                                                                              -----------
    TOTAL INVESTMENTS -- 101.6% (COST $14,604,445)..........                   15,254,725
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%).............                     (242,352)
                                                                              -----------
NET ASSETS -- 100.0%
  (Equivalent to $7.68 per share based on 1,955,923 shares
    of capital stock outstanding)...........................                  $15,012,373
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($15,012,373/1,955,923 shares outstanding)................                  $      7.68
                                                                              ===========

* Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Six Months Ended June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------


                                                                               MONEY
                                                                GROWTH         MARKET         BOND
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $ 2,202,777    $       --    $        --
  Interest..................................................      347,147     3,296,759      1,326,246
    Less: foreign taxes withheld............................           --            --             --
                                                              -----------    ----------    -----------
    Total Investment Income.................................    2,549,924     3,296,759      1,326,246
                                                              -----------    ----------    -----------
EXPENSES:
  Investment advisory fee...................................      454,404       133,927         63,950
  Administration fee........................................      125,182        47,398         16,163
  Directors' fee............................................        6,444         2,442            831
  Transfer agent fee........................................        3,210         1,865          1,324
  Custodian fee.............................................       15,371         6,584          2,543
  Legal fees................................................       16,756         6,348          2,878
  Audit fees................................................        9,022         3,419          1,164
  Printing..................................................       19,978         7,570          2,577
  Insurance.................................................        7,637         2,068            743
  Miscellaneous.............................................          887           646            549
                                                              -----------    ----------    -----------
                                                                  658,891       212,267         92,722
  Less: expenses waived by Advisor and/or reimbursed by
    affiliated insurance company............................           --            --             --
                                                              -----------    ----------    -----------
    Total expenses..........................................      658,891       212,267         92,722
                                                              -----------    ----------    -----------
    Net investment income (loss)............................    1,891,033     3,084,492      1,233,524
                                                              -----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................    7,363,216            --     (1,475,910)
    Foreign Currency related transactions...................           --            --             --
                                                              -----------    ----------    -----------
                                                                7,363,216             0     (1,475,910)
                                                              -----------    ----------    -----------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................   (7,425,598)           --      1,306,440
    Foreign currency related transactions...................           --            --             --
                                                              -----------    ----------    -----------
                                                               (7,425,598)           --      1,306,440
                                                              -----------    ----------    -----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................      (62,382)           --       (169,470)
                                                              -----------    ----------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $ 1,828,651    $3,084,492    $ 1,064,054
                                                              ===========    ==========    ===========

* Commencement of operations was February 7, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Six Months Ended June 30, 2000 -- (Concluded) (Unaudited)

--------------------------------------------------------------------------------

                                                                             ALL PRO       ALL PRO       ALL PRO      ALL PRO
                                                                EQUITY        LARGE         LARGE         SMALL        SMALL
                  AGGRESSIVE                     SENTINEL        500           CAP           CAP           CAP          CAP
      MANAGED       GROWTH      INTERNATIONAL     GROWTH        INDEX*       GROWTH         VALUE        GROWTH        VALUE
     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
     $  281,220   $   217,386    $ 1,310,357    $    22,391   $1,869,787   $   149,878   $   222,026   $    10,108   $  98,334
     1,212,471        172,315         48,983         28,939      158,511        55,695        29,005       177,479      28,561
     --                    --        (75,421)            --           --            --          (180)           --          --
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
     1,493,691        389,701      1,283,919         51,330    2,028,298       205,573       250,851       187,587     126,895
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
       139,816        132,776        313,824         58,279      365,791       151,444        82,017       315,786      57,085
        30,918         30,334         37,010         10,696      134,196        19,120        10,361        25,330       5,606
         1,591          1,544          1,902            545        6,259           969           531         1,521         284
         1,579          1,564          1,684          1,228        2,929         1,370         1,223         1,556       1,140
         5,416          6,505         22,377          5,164       18,045         5,013         8,348         8,887       7,298
         4,137          4,014          4,944          1,418       16,272         2,519         1,381         3,954         739
         2,228          2,161          2,662            763        8,762         1,357           744         2,129         398
         4,932          4,786          5,895          1,691       19,401         3,003         1,647         4,715         882
         1,612          1,381          1,833            266          107           308           311           138         135
           596            592            614            532          775           558           532           591         515
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
       192,825        185,657        392,745         80,582      572,537       185,661       107,095       364,607      74,082
            --             --             --         (4,523)    (145,780)         (385)       (1,884)           --      (2,443)
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
       192,825        185,657        392,745         76,059      426,757       185,276       105,211       364,607      71,639
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
     1,300,866        204,044        891,174        (24,729)   1,601,541        20,297       145,640      (177,020)     55,256
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
     1,084,480     12,056,500      5,275,481      5,883,260      470,873     1,929,169      (965,191)    6,668,496    (181,738)
            --             --       (124,900)            --           --            --            --            --          --
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
     1,084,480     12,056,500      5,150,581      5,883,260      470,873     1,929,169      (965,191)    6,668,496    (181,738)
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
      (764,243)       770,022     (6,459,957)    (1,569,754)   7,143,422    (1,805,606)     (887,231)   (4,618,534)    448,602
            --             --             --             --           --            --            --            --          --
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
      (764,243)       770,022     (6,459,957)    (1,569,754)   7,143,422    (1,805,606)     (887,231)   (4,618,534)    448,602
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
       320,237     12,826,522     (1,309,376)     4,313,506    7,614,295       123,563    (1,852,422)    2,049,962     266,864
     ----------   -----------    -----------    -----------   ----------   -----------   -----------   -----------   ---------
    $1,621,103    $13,030,566    $  (418,202)   $ 4,288,777   $9,215,836   $   143,860   $(1,706,782)  $ 1,872,942   $ 322,120
     ==========   ===========    ===========    ===========   ==========   ===========   ===========   ===========   =========

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                   FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                                                                 (UNAUDITED)
                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  1,891,033   $  3,084,492   $ 1,233,524   $ 1,300,866   $   204,044    $   766,274
   Net realized gain (loss) on investments
    and foreign currency related
    transactions..........................     7,363,216             --    (1,475,910)    1,084,480    12,056,500      5,275,481
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations.........    (7,425,598)            --     1,306,440      (764,243)      770,022     (6,459,957)
                                            ------------   ------------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations.............     1,828,651      3,084,492     1,064,054     1,621,103    13,030,566       (418,202)
 Distributions:
   From net investment income.............    (4,242,412)    (3,084,492)   (2,245,406)   (2,365,140)     (325,505)    (1,001,935)
   From net realized gains................   (18,946,927)            --            --    (3,592,195)   (5,142,813)   (10,153,869)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...................    (4,002,391)   (16,868,878)     (507,965)     (652,622)    7,389,729     10,599,671
                                            ------------   ------------   -----------   -----------   -----------    -----------
    Total increase in net assets..........   (25,363,079)   (16,868,878)   (1,689,317)   (4,988,854)   14,951,977       (974,335)
NET ASSETS
 Beginning of period......................   302,261,636    116,887,438    38,182,265    73,985,832    62,512,346     88,795,565
                                            ------------   ------------   -----------   -----------   -----------    -----------
 End of Period............................  $276,898,557   $100,018,560   $36,492,948   $68,996,978   $77,464,323    $87,821,230
                                            ============   ============   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1999
                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  4,242,412   $  5,025,260   $ 2,245,406   $ 2,365,140   $   325,505    $ 1,026,948
   Net realized gain (loss) on investments
    and foreign currency related
    transactions..........................    18,946,927             (8)     (916,673)    3,592,195     5,142,814     10,128,857
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations.........   (13,385,176)            --    (2,503,249)   (5,655,271)    3,132,350      8,869,544
                                            ------------   ------------   -----------   -----------   -----------    -----------
   Net increase (decrease) in net assets
    resulting from operations.............     9,804,163      5,025,252    (1,174,516)      302,064     8,600,669     20,025,349
 Distributions:
   From net investment income.............    (1,058,688)    (5,025,260)     (506,981)     (499,598)     (293,724)      (813,330)
   From net realized gains................    (6,184,504)            --      (398,338)   (3,406,936)   (7,283,996)    (4,172,939)
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies...................   (15,597,856)    25,434,525     3,416,178     9,784,991     4,994,083      2,393,275
                                            ------------   ------------   -----------   -----------   -----------    -----------
    Total increase in net assets..........   (13,036,885)    25,434,517     1,336,343     6,180,521     6,017,032     17,432,355
NET ASSETS
 Beginning of period......................   315,298,521     91,452,921    36,845,922    67,805,311    56,495,315     71,363,209
                                            ------------   ------------   -----------   -----------   -----------    -----------
 End of Period............................  $302,261,636   $116,887,438   $38,182,265   $73,985,832   $62,512,347    $88,795,564
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets -- (Concluded)

--------------------------------------------------------------------------------

                                                                FOR THE SIX MONTHS OR PERIOD ENDED JUNE 30, 2000
                                                                                  (UNAUDITED)
                                                                EQUITY        ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                SENTINEL         500         LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                 GROWTH        INDEX(1)       GROWTH         VALUE        GROWTH         VALUE
                                                PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)..............  $   (24,729)  $  1,601,541   $    20,297   $   145,640   $  (177,020)  $    55,256
   Net realized gain (loss) on investments
    and foreign currency related
    transactions.............................    5,883,260        470,873     1,929,169      (965,191)    6,668,496      (181,738)
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations....................   (1,569,753)     7,143,422    (1,805,606)     (887,231)   (4,618,534)      448,602
                                               -----------   ------------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from operations................    4,288,778      9,215,836       143,860    (1,706,782)    1,872,942       322,120
 Distributions:
   From net investment income................   (1,235,191)            --      (819,068)     (223,008)   (1,190,602)      (37,204)
   From net realized gains...................     (492,081)            --      (636,988)           --      (203,792)           --
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies......................   (2,866,251)   387,836,495    13,739,600     2,017,555    38,737,260     3,427,151
                                               -----------   ------------   -----------   -----------   -----------   -----------
    Total increase (decrease) in net
      assets.................................     (304,745)   397,052,331    12,427,404        87,765    39,215,808     3,712,067
NET ASSETS
 Beginning of period.........................   21,297,375             --    37,961,019    24,318,611    45,200,481    11,300,306
                                               -----------   ------------   -----------   -----------   -----------   -----------
 End of Period...............................  $20,992,630   $397,052,331   $50,388,423   $24,406,376   $84,416,289   $15,012,373
                                               ===========   ============   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                                ---------------------------------------------------------------------------------
                                                                EQUITY        ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                 SENTINEL         500        LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                  GROWTH         INDEX        GROWTH         VALUE        GROWTH         VALUE
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...............  $    10,839            --   $   (22,202)  $   223,008   $  (113,907)  $    37,204
   Net realized gain (loss) on investments and
    foreign currency related transactions.....    1,716,433            --     1,617,492       349,009     2,250,696    (1,022,439)
   Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translations.....................    3,864,968            --     4,532,937      (614,959)   15,609,185       316,627
                                                -----------   -----------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from operations.................    5,592,240            --     6,128,227       (42,942)   17,745,974      (668,608)
 Distributions:
   From net investment income.................      (23,574)           --        (3,102)     (105,080)           --       (17,055)
   From net realized gains....................     (537,394)           --            --            --            --            --
 Capital share transactions:
   Net contributions from affiliated life
    insurance companies.......................    4,099,126            --    17,529,239     8,850,732    17,769,243     3,912,710
                                                -----------   -----------   -----------   -----------   -----------   -----------
    Total increase in net assets..............    9,130,398            --    23,654,364     8,702,710    35,515,217     3,227,047
NET ASSETS
 Beginning of period..........................   12,166,979            --    14,306,655    15,615,901     9,685,265     8,073,259
                                                -----------   -----------   -----------   -----------   -----------   -----------
 End of Period................................  $21,297,377            --   $37,961,019   $24,318,611   $45,200,482   $11,300,306
                                                ===========   ===========   ===========   ===========   ===========   ===========

(1) Commencement of operations was February 7, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                  01/01/00
                                                        TO     01/01/99  01/01/98   01/01/97   01/01/96   01/01/95
                                                  06/30/00          TO        TO         TO         TO         TO
                                                 (UNAUDITED)   12/31/99  12/31/98   12/31/97   12/31/96   12/31/95
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........      $18.94      $18.82    $19.46     $18.10     $16.36     $14.00
                                                   -------     -------   -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................         .12         .27       .27        .35        .46        .47
Net realized and unrealized gain (loss) on
 investments..................................         .02         .28      1.97       3.49       2.54       3.41
                                                   -------     -------   -------    -------    -------    -------
   Total from investment operations...........         .14         .55      2.24       3.84       3.00       3.88
                                                   -------     -------   -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income.......................................        (.26)       (.06)     (.29)      (.38)      (.48)      (.46)
Dividends to shareholders from net capital
 gains........................................       (1.19)       (.37)    (2.59)     (2.10)      (.78)     (1.06)
                                                   -------     -------   -------    -------    -------    -------
   Total distributions........................       (1.45)       (.43)    (2.88)     (2.48)     (1.26)     (1.52)
                                                   -------     -------   -------    -------    -------    -------
Net asset value, end of period................      $17.63      $18.94    $18.82     $19.46     $18.10     $16.36
                                                   =======     =======   =======    =======    =======    =======
   Total return...............................         .78%(2)    2.98%    13.70%     24.32%     19.58%     30.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..............     276,899     302,262   315,299    267,389    198,948    161,899
Ratios of expenses to average net assets(1)
 (annualized).................................         .47%        .48%      .46%       .43%       .50%       .61%
Ratios of net investment income to average net
 assets (annualized)..........................        1.34%       1.35%     1.53%      2.01%      2.80%      3.20%
Portfolio turnover............................          22%         46%       30%       108%        72%        61%
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows:
     0.47% (annualized), 0.48%, 0.47%, 0.43%, 0.50% and 0.61% respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                      MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                01/01/00
                                                      TO      01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                                                06/30/00           TO         TO         TO         TO         TO
                                                (UNAUDITED)   12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........     $1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                  ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.........................       .03          .05        .05        .05        .05        .05
                                                  ------       ------     ------     ------     ------     ------
    Total from investment operations..........       .03          .05        .05        .05        .05        .05
                                                  ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
  income......................................      (.03)        (.05)      (.05)      (.05)      (.05)      (.05)
                                                  ------       ------     ------     ------     ------     ------
    Total distributions.......................      (.03)        (.05)      (.05)      (.05)      (.05)      (.05)
                                                  ------       ------     ------     ------     ------     ------
Net asset value, end of period................     $1.00       $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                  ======       ======     ======     ======     ======     ======
    Total return..............................      2.90%(2)     4.91%      5.29%      5.33%      5.15%      5.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..............   100,019      116,887     91,453     64,339     54,197     34,165
Ratios of expenses to average net assets(1)
  (annualized)................................       .40%         .40%       .40%       .39%       .44%       .50%
Ratios of net investment income to average net
  assets (annualized).........................      5.76%        4.81%      5.15%      5.21%      5.03%      5.47%
------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Money Market Portfolio before reimbursement of expense by affiliated insurance company for period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.40% (annualized), 0.40%, 0.42%, 0.39%, 0.44% and 0.50%
     respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                              BOND PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                    01/01/00
                                                          TO      01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                                                    06/30/00           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $10.58       $11.22     $10.98     $10.67     $11.00     $ 9.73
                                                      ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       .35          .62        .63        .64        .63        .65
Net realized and unrealized gain (loss) on
 investments......................................      (.06)        (.99)       .25        .33       (.34)      1.27
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............       .29         (.37)       .88        .97        .29       1.92
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................      (.62)        (.15)      (.64)      (.66)      (.62)      (.65)
Dividends to shareholders from net capital
 gains............................................      (.00)        (.12)      (.00)      (.00)      (.00)      (.00)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................      (.62)        (.27)      (.64)      (.66)      (.62)      (.65)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $10.25       $10.58     $11.22     $10.98     $10.67     $11.00
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................     2.95%(2)     (3.31)%    (8.22)%     9.50%      2.86%     20.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    36,493       38,182     36,846     23,350     17,087     14,402
Ratios of expenses to average net assets(1)
 (annualized).....................................       .51%         .52%       .53%       .57%       .56%       .60%
Ratios of net investment income to average net
 assets (annualized)..............................      6.75%        6.19%      6.03%      6.24%      6.08%      6.36%
Portfolio turnover................................       107%         202%       163%       105%       133%       206%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Bond Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows:
     0.51% (annualized), 0.52%, 0.55%, 0.57%, 0.56% and 0.60% respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            MANAGED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                    01/01/00
                                                          TO      01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                                                    06/30/00           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $16.79       $17.68     $17.06     $14.68     $14.19     $11.94
                                                      ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       .30          .54        .54        .54        .51        .55
Net realized and unrealized gain (loss) on
 investments......................................       .07         (.41)      1.45       2.49       1.07       2.28
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............       .37          .13       1.99       3.03       1.58       2.83
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................      (.54)        (.13)      (.55)      (.53)      (.51)      (.57)
Dividends to shareholders from net capital
 gains............................................      (.81)        (.89)      (.82)      (.12)      (.58)      (.01)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................     (1.35)       (1.02)     (1.37)      (.65)     (1.09)      (.58)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $15.81       $16.79     $17.68     $17.06     $14.68     $14.19
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................      2.41%(2)      .75%     12.54%     21.23%     11.88%     24.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    68,997       73,986     67,805     56,068     43,431     36,002
Ratios of expenses to average net assets(1)
 (annualized).....................................       .55%         .57%       .57%       .58%       .60%       .66%
Ratios of net investment income to average net
 assets (annualized)..............................      3.72%        3.25%      3.22%      3.47%      3.68%      4.22%
Portfolio turnover................................        93%         156%       203%        99%       106%       130%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Managed Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows:
     0.55% (annualized), 0.57%, 0.58%, 0.58%, 0.60% and 0.66%, respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                       AGGRESSIVE GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                    01/01/00
                                                          TO      01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                                                    06/30/00           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $21.97       $21.91     $22.19     $18.52     $17.38     $15.45
                                                      ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       .06          .11        .11        .17        .17        .20
Net realized and unrealized gain on investments...      4.10         2.89       1.50       3.72       3.03       1.86
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............      4.16         3.00       1.61       3.89       3.20       2.06
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................      (.11)        (.11)      (.18)      (.18)      (.19)      (.00)
Dividends to shareholders from net capital
 gains............................................     (1.81)       (2.83)     (1.71)      (.04)     (1.87)      (.13)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................     (1.92)       (2.94)     (1.89)      (.22)     (2.06)      (.13)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $24.21       $21.97     $21.91     $22.19     $18.52     $17.38
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................     20.78%(2)    15.96%      7.99%     21.21%     21.00%     13.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    77,464       62,513     56,495     48,574     34,098     23,822
Ratios of expenses to average net assets(1)
 (annualized).....................................       .54%         .57%       .61%       .63%       .68%       .76%
Ratios of net investment income to average net
 assets (annualized)..............................       .59%         .59%       .56%       .95%      1.14%      1.32%
Portfolio turnover................................        43%          46%        41%        37%        47%        89%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Aggressive Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.54% (annualized), 0.57%, 0.62%, 0.63%, 0.68% and 0.76%
     respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         INTERNATIONAL PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                    01/01/00
                                                          TO      01/01/99   01/01/98   01/01/97   01/01/96   01/01/95
                                                    06/30/00           TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/99   12/31/98   12/31/97   12/31/96   12/31/95
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $16.68       $13.85     $13.61     $13.41     $12.86     $11.63
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       .13          .19        .15        .11        .11        .16
Net realized and unrealized gain (loss) on
 investments......................................      (.23)        3.61       1.14       1.08       1.23       1.45
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............      (.10)        3.80       1.29       1.19       1.34       1.61
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................      (.19)        (.16)      (.10)      (.11)      (.16)      (.07)
Dividends to shareholders from net capital
 gains............................................     (1.91)        (.81)      (.95)      (.88)      (.63)      (.31)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................     (2.10)        (.97)     (1.05)      (.99)      (.79)      (.38)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $14.48       $16.68     $13.85     $13.61     $13.41     $12.86
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................      (.41)%(2)   29.33%     10.13%      9.66%     10.89%     14.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    87,821       88,796     71,363     62,513     50,955     36,642
Ratios of expenses to average net assets(1)
 (annualized).....................................       .94%         .98%      1.00%      1.02%      1.05%      1.15%
Ratios of net investment income to average net
 assets (annualized)..............................      1.83%        1.32%      1.18%      1.13%      1.08%      1.21%
Portfolio turnover................................        20%          41%        37%        37%        35%        45%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the International Portfolio before reimbursement of expense by affiliated insurance company for period ended June 30, 2000, and the years ended December 31, 1999, 1998, 1997, 1996 and 1995 were as follows: 0.94% (annualized), 0.98%, 1.00%, 1.02%, 1.05% and 1.15%, respectively.

(2.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                             SENTINEL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                              01/01/00
                                                                    TO      01/01/99   01/01/98   01/01/97   03/18/96(2)
                                                              06/30/00           TO         TO         TO         TO
                                                              (UNAUDITED)   12/31/99   12/31/98   12/31/97   12/31/96
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $17.79       $13.43     $14.59     $11.14     $10.00
                                                                ------       ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      (.02)         .01        .03        .04        .05
Net realized and unrealized gain (loss) on investments......      3.96         4.97       1.76       3.47       1.09
                                                                ------       ------     ------     ------     ------
   Total from investment operations.........................      3.94         4.98       1.79       3.51       1.14
                                                                ------       ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........      (.01)        (.03)      (.04)      (.05)      (.00)
Dividends to shareholders from net capital gains............     (1.43)        (.59)     (2.91)      (.01)      (.00)
                                                                ------       ------     ------     ------     ------
   Total distributions......................................     (1.44)        (.62)     (2.95)      (.06)      (.00)
                                                                ------       ------     ------     ------     ------
Net asset value, end of period..............................    $20.29       $17.79     $13.43     $14.59     $11.14
                                                                ======       ======     ======     ======     ======
   Total return.............................................     23.80%(3)    38.80%     15.98%     31.58%     11.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................    20,993       21,297     12,167      8,362      5,664
Ratios of expenses to average net assets(1) (annualized)....       .63%         .71%       .82%       .90%       .90%
Ratios of net investment income to average net assets
 (annualized)...............................................      (.20)%         07%       .23%       .36%       .57%
Portfolio turnover..........................................       139%         110%        87%       155%        75%
---------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Sentinel Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, the years ended December 31, 1999, 1998 and 1997 and the period ended December 31, 1996 were as follows: 0.67% (annualized), 0.71%, 0.83%, 1.35%
     and 1.51% (annualized), respectively.

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                              EQUITY 500 INDEX PORTFOLIO
----------------------------------------------------------------------------------------
                                                                   02/07/00(2)
                                                                            TO
                                                                      06/30/00
                                                                   (UNAUDITED)
----------------------------------------------------------------------------------------
Net asset value, beginning of period........................            $10.00
                                                                       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................               .04
Net realized and unrealized gain (loss) on investments......               .20
                                                                       -------
   Total from investment operations.........................               .24
                                                                       -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........              (.00)
Dividends to shareholders from net capital gains............              (.00)
                                                                       -------
   Total distributions......................................              (.00)
                                                                       -------
Net asset value, end of period..............................           $ 10.24
                                                                       =======
   Total return.............................................              2.40%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................           397,052
Ratios of expenses to average net assets(1) (annualized)....               .28%
Ratios of net investment income to average net assets
 (annualized)...............................................              1.05%
Portfolio turnover..........................................                 3%
----------------------------------------------------------------------------------------

(1.) Expense ratios for the Equity 500 Index Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000 was as follows: 0.38% (annualized).

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                           ALL PRO                             ALL PRO
                                                                         LARGE CAP                           LARGE CAP
                                                                            GROWTH                               VALUE
                                                                         PORTFOLIO                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                 01/01/00                            01/01/00
                                                       TO      01/01/99   05/04/98(2)       TO     01/01/99   05/04/98(2)
                                                 06/30/00           TO         TO    06/30/00           TO         TO
                                                 (UNAUDITED)   12/31/99   12/31/98   (UNAUDITED)   12/31/99   12/31/98
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $14.77       $11.77     $10.00      $ 9.98       $ 9.90     $10.00
                                                   ------       ------     ------      ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................       .01         (.01)       .00         .05          .09        .07
Net realized and unrealized gain (loss) on
 investments...................................      (.04)        3.01       1.77        (.72)         .06       (.17)
                                                   ------       ------     ------      ------       ------     ------
   Total from investment operations............      (.03)        3.00       1.77        (.67)         .15       (.10)
                                                   ------       ------     ------      ------       ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income........................................      (.00)        (.00)      (.00)       (.09)        (.07)      (.00)
Dividends to shareholders from net capital
 gains.........................................      (.58)        (.00)      (.00)       (.00)        (.00)      (.00)
                                                   ------       ------     ------      ------       ------     ------
   Total distributions.........................      (.58)        (.00)      (.00)       (.09)        (.07)      (.00)
                                                   ------       ------     ------      ------       ------     ------
Net asset value, end of period.................    $14.16       $14.77     $11.77      $ 9.22       $ 9.98     $ 9.90
                                                   ======       ======     ======      ======       ======     ======
   Total return................................      (.26)%(3)   25.52%     17.70%(3)    (6.74)%      1.49%     (1.00)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...............    50,388       37,961     14,307      24,406       24,319     15,616
Ratios of expenses to average net assets(1)
 (annualized)..................................       .86%         .89%       .90%        .90%         .91%       .95%
Ratios of net investment income to average net
 assets (annualized)...........................       .09%        (.09)%      .04%       1.24%        1.07%      1.31%
Portfolio turnover.............................        28%          83%        64%         63%          64%        39%
----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the All Pro Large Cap Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998 were as follows: 0.86% (annualized), 0.89%, and 0.92% (annualized), respectively. Expense ratios for the All Pro Large Cap Value Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 were as follows: 0.91% (annualized), 0.91% and 0.97% (annualized), respectively.

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Funds, Inc.
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                           ALL PRO                             ALL PRO
                                                                         SMALL CAP                           SMALL CAP
                                                                            GROWTH                               VALUE
                                                                         PORTFOLIO                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                 01/01/00                            01/01/00
                                                       TO      01/01/99   05/04/98(2)       TO     01/01/99   05/04/98(2)
                                                 06/30/00           TO         TO    06/30/00           TO         TO
                                                 (UNAUDITED)   12/31/99   12/31/98   (UNAUDITED)   12/31/99   12/31/98
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $18.83       $ 9.80     $10.00      $ 7.57       $ 8.25     $10.00
                                                   ------       ------     ------      ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................      (.04)        (.04)      (.01)        .03          .02        .02
Net realized and unrealized gain (loss) on
 investments...................................      1.76         9.07       (.19)        .10         (.68)     (1.77)
                                                   ------       ------     ------      ------       ------     ------
   Total from investment operations............      1.72         9.03       (.20)        .13         (.66)     (1.75)
                                                   ------       ------     ------      ------       ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income........................................      (.00)        (.00)      (.00)       (.02)        (.02)      (.00)
Dividends to shareholders from net capital
 gains.........................................      (.63)        (.00)      (.00)       (.00)        (.00)      (.00)
                                                   ------       ------     ------      ------       ------     ------
   Total distributions.........................      (.63)        (.00)      (.00)       (.02)        (.02)      (.00)
                                                   ------       ------     ------      ------       ------     ------
Net asset value, end of period.................    $19.92       $18.83     $ 9.80      $ 7.68       $ 7.57     $ 8.25
                                                   ======       ======     ======      ======       ======     ======
   Total return................................      9.28%(3)    92.14%     (2.00)%(3)     1.80%(3)   (8.05)%  (17.50)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...............    84,416       45,200      9,685      15,012       11,300      8,073
Ratios of expenses to average net assets(1)
 (annualized)..................................      1.06%        1.11%      1.24%       1.13%        1.20%      1.28%
Ratios of net investment income to average net
 assets (annualized)...........................      (.51)%       (.57)%     (.14)%       .87%         .39%       .48%
Portfolio turnover.............................        52%         114%        82%         93%         114%        38%

(1.) Expense ratios for the All Pro Small Cap Growth Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999 and the period ended December 31, 1998 were as follows: 1.06% (annualized), 1.11%, and 1.25% (annualized), respectively. Expense ratios for the All Pro Small Cap Value Portfolio before reimbursement of expense by affiliated insurance company for the period ended June 30, 2000, the year ended December 31, 1999, and the period ended December 31, 1998 were as follows: 1.17% (annualized), 1.21% and 1.36% (annualized), respectively.

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000
(Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Equity 500 Index Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, and All Pro Small Cap Value Portfolio. The Equity 500 Index portfolio commenced operations on February 7, 2000. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Provident Mutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term in-

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

vestments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding during the period ended June 30, 2000 was $2,258,438 in the Bond Portfolio and $7,323,125 in the Managed Portfolio.

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Equity 500 Index, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Investment advisory agreements have been approved, whereby Sentinel Advisors Company (SAC), a Vermont General Partnership, is adviser for the Growth, Money Market, Bond, Managed,

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

Aggressive Growth and Sentinel Growth Portfolios. With respect to the Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the net assets in excess of $40 million. Market Street Investment Management Co. (MSIM) is the adviser for the International, Equity 500 Index, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value. With respect to the All Pro Large Cap Growth Portfolio and the All Pro Large Cap Value Portfolio, MSIM is compensated monthly at an effective annual rate of 0.70% of the average daily net assets. With respect to the All Pro Small Cap Growth Portfolio and the All Pro Small Cap Value Portfolio, MSIM is compensated monthly at an effective annual rate of 0.90% of the average daily net assets. With respect to the International Portfolio, MSIM is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million. With respect to the Equity 500 Index Portfolio, MSIM is compensated monthly at an effective annual rate of 0.24% of the average daily net assets of the portfolio.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, Aggressive Growth, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. The Equity 500 Index portfolio is reimbursed for such expenses in excess of an annual rate of 0.04% of the average daily net asset value. NLICV agrees to reimburse Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

4. NET ASSETS

At June 30, 2000, the Portfolios' net assets consisted of:

                                                                 MONEY
                                                  GROWTH         MARKET         BOND         MANAGED
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------
Net contribution from shareholders...........  $225,602,908   $100,018,626   $38,082,984   $ 59,185,159
Undistributed net investment income..........     1,891,033             --     1,233,524      1,300,866
Undistributed net realized gain..............     7,363,216             --            --      1,084,480
Accumulated loss on investment
 transactions................................            --            (66)   (2,392,584)            --
Net unrealized appreciation (depreciation) on
 investments and foreign currency............    42,041,400             --      (430,976)     7,426,473
                                               ------------   ------------   -----------   ------------
                                               $276,898,557   $100,018,560   $36,492,948   $ 68,996,978
                                               ============   ============   ===========   ============

                                                AGGRESSIVE                     SENTINEL        EQUITY
                                                  GROWTH      INTERNATIONAL     GROWTH       500 INDEX
                                                PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------
Net contribution from shareholders...........  $ 54,891,916   $ 74,452,481    $11,154,457   $387,836,496
Undistributed net investment income (loss)...       204,044        766,274        (24,729)     1,601,541
Undistributed net realized gain..............    12,056,500      5,204,491      5,883,260        470,873
Accumulated loss on investment
 transactions................................            --             --             --             --
Net unrealized appreciation (depreciation) on
 investments and foreign currency............    10,311,863      7,397,984      3,979,642      7,143,421
                                               ------------   ------------    -----------   ------------
                                               $ 77,464,323   $ 87,821,230    $20,992,630   $397,052,331
                                               ============   ============    ===========   ============

                                                 ALL PRO        ALL PRO        ALL PRO       ALL PRO
                                                LARGE CAP      LARGE CAP      SMALL CAP     SMALL CAP
                                                  GROWTH         VALUE         GROWTH         VALUE
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------
Net contribution from shareholders...........  $ 43,186,276   $ 26,283,660   $65,697,966   $ 16,160,785
Undistributed net investment income (loss)...        20,297        145,640      (177,020)        55,256
Undistributed net realized gain..............     1,737,146             --     6,626,915             --
Accumulated loss on investment
 transactions................................            --     (1,230,730)           --     (1,853,948)
Net unrealized appreciation (depreciation) on
 investments and foreign currency............     5,444,704       (792,194)   12,268,428        650,280
                                               ------------   ------------   -----------   ------------
                                               $ 50,388,423   $ 24,406,376   $84,416,289   $ 15,012,373
                                               ============   ============   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the period ended June 30, 2000, were as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.....................  $        --   $         --   $28,698,432   $44,053,885   $        --    $        --
Corporate Bonds............................           --             --     8,580,113     6,926,305            --             --
Common and Preferred Stock.................   60,769,326             --            --    11,773,503    33,056,067     18,223,337
                                             -----------   ------------   -----------   -----------   -----------    -----------
Total Purchases............................  $60,769,326   $         --   $37,278,545   $62,753,693   $33,056,067    $18,223,337
                                             ===========   ============   ===========   ===========   ===========    ===========
SALES
U.S. Gov't Obligations.....................  $        --   $         --   $24,464,843   $42,017,420   $        --    $        --
Corporate Bonds............................           --             --    13,406,136     8,541,932            --             --
Common and Preferred Stock.................   88,975,857             --            --    16,218,405    31,626,457     16,601,374
                                             -----------   ------------   -----------   -----------   -----------    -----------
Total Sales................................  $88,975,857   $         --   $37,870,979   $66,777,757   $31,626,457    $16,601,374
                                             ===========   ============   ===========   ===========   ===========    ===========

                                                                            ALL PRO       ALL PRO       ALL PRO        ALL PRO
                                              SENTINEL        EQUITY       LARGE CAP     LARGE CAP     SMALL CAP      SMALL CAP
                                               GROWTH       500 INDEX       GROWTH         VALUE        GROWTH          VALUE
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.....................  $        --   $         --   $        --   $        --   $        --    $        --
Corporate Bonds............................           --             --            --            --            --             --
Common and Preferred Stock.................   34,529,424    390,316,285    23,678,576    17,042,223    66,878,031     14,741,508
                                             -----------   ------------   -----------   -----------   -----------    -----------
Total Purchases............................  $34,529,424   $390,316,285   $23,678,576   $17,042,223   $66,878,031    $14,741,508
                                             ===========   ============   ===========   ===========   ===========    ===========
SALES
U.S. Gov't Obligations.....................  $        --   $         --   $        --   $        --   $        --    $        --
Corporate Bonds............................           --             --            --            --            --             --
Common and Preferred Stock.................   38,251,014      9,636,199    11,652,602    14,318,007    33,693,019     11,124,690
                                             -----------   ------------   -----------   -----------   -----------    -----------
Total Sales................................  $38,251,014   $  9,636,199   $11,652,602   $14,318,007   $33,693,019    $11,124,690
                                             ===========   ============   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at June 30, 2000 is as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation...  $ 57,451,212   $         --   $   295,729   $ 9,314,355   $15,447,377    $15,282,159
Aggregate gross unrealized depreciation...   (13,237,641)            --      (726,705)   (1,887,882)   (5,135,514)    (7,950,504)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net unrealized appreciation
 (depreciation)...........................  $ 44,213,571   $         --   $  (430,976)  $ 7,426,473   $10,311,863    $ 7,331,655
                                            ============   ============   ===========   ===========   ===========    ===========
Aggregate cost of securities for federal
 income tax purposes......................  $231,731,798   $100,592,645   $39,787,069   $68,814,423   $67,223,932    $81,005,097
                                            ============   ============   ===========   ===========   ===========    ===========
Capital loss carryover (available to
 offset possible future gains.) The
 carryover expires as follows Money Market
 Portfolio -- $57 in 2005, $9 in 2007;
 Bond Portfolio -- $916,674 in 2007.......  $         --   $         66   $   916,674   $        --   $        --    $        --
                                            ============   ============   ===========   ===========   ===========    ===========

                                                                            ALL PRO       ALL PRO       ALL PRO        ALL PRO
                                              SENTINEL        EQUITY       LARGE CAP     LARGE CAP     SMALL CAP      SMALL CAP
                                               GROWTH       500 INDEX       GROWTH         VALUE        GROWTH          VALUE
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation...  $  4,298,893   $ 36,868,773   $ 8,892,556   $ 1,432,285   $19,332,042    $ 1,318,853
Aggregate gross unrealized depreciation...      (319,251)   (29,725,352)   (3,639,874)   (2,274,713)   (7,063,614)      (715,573)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net unrealized appreciation
 (depreciation)...........................  $  3,979,642   $  7,143,421   $ 5,252,682   $  (842,428)  $12,268,428    $   603,280
                                            ============   ============   ===========   ===========   ===========    ===========
Aggregate cost of securities for federal
 income tax purposes......................  $ 17,281,423   $390,289,131   $44,527,437   $25,483,408   $72,113,011    $14,651,445
                                            ============   ============   ===========   ===========   ===========    ===========
Capital loss carryover (available to
 offset possible future gains.)
 The carryover expires as follows:
 Large Cap Value -- $215,505 in 2006;
   Small Cap Value -- $630,374 in 2006,
   $994,835 in 2007.......................  $         --   $         --   $        --   $   215,505   $        --    $ 1,625,209
                                            ============   ============   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 2000 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On June 30, 2000, there were 1.2 billion shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into twelve series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Equity 500 Index Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio and All Pro Small Cap Value Portfolio. The Growth Portfolio consists of 50 million shares, the Money Market Portfolio consists of 150 million shares, the International Portfolio consists of 10 million shares, the Equity 500 Index Portfolio consists of 75 million shares; each of the four All Pro Series Portfolios consists of 50 million shares, and each of the other series consists of 5 million shares.

On June 30, 2000, Provident Mutual Life Insurance Company owned 976,130 shares of All Pro Large Cap Value, 244,088 shares of All Pro Small Cap Growth and 400,853 shares of All Pro Small Cap Value.

Transactions in capital stock for the period ended June 30, 2000 were as follows:

                             GROWTH PORTFOLIO           MONEY MARKET PORTFOLIO           BOND PORTFOLIO
------------------------------------------------------------------------------------------------------------
                           SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold............     408,747   $  7,101,697    103,590,603   $ 103,590,603     241,592   $  2,436,053
Shares redeemed........  (1,986,815)   (34,293,427)  (123,547,261)   (123,547,261)   (515,163)    (5,189,424)
Shares reinvested......   1,320,577     23,189,339      3,087,780       3,087,780     226,123      2,245,406
                         ----------   ------------   ------------   -------------   ---------   ------------
Net contributions from
 affiliated insurance
 companies.............    (257,491)  $ (4,002,391)   (16,868,878)  $ (16,868,878)    (47,448)  $   (507,965)
                         ==========   ============   ============   =============   =========   ============

                             MANAGED PORTFOLIO
-----------------------  -------------------------
                           SHARES        AMOUNT
-----------------------  -------------------------
Shares sold............     200,134   $  3,123,333
Shares redeemed........    (628,408)    (9,733,290)
Shares reinvested......     385,838      5,957,335
                         ----------   ------------
Net contributions from
 affiliated insurance
 companies.............     (42,436)  $   (652,622)
                         ==========   ============

                             AGGRESSIVE GROWTH              INTERNATIONAL               SENTINEL GROWTH
                                 PORTFOLIO                    PORTFOLIO                    PORTFOLIO
------------------------------------------------------------------------------------------------------------
                           SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold............     394,100   $  8,874,569        395,255   $   5,451,574     310,217   $  5,825,322
Shares redeemed........    (312,671)    (6,953,158)      (437,219)     (6,007,707)   (574,667)   (10,418,845)
Shares reinvested......     273,279      5,468,318        783,964      11,155,804     102,327      1,727,272
                         ----------   ------------   ------------   -------------   ---------   ------------
Net contributions from
 affiliated insurance
 companies.............     354,708   $  7,389,729        742,000   $  10,599,671    (162,123)  $ (2,866,251)
                         ==========   ============   ============   =============   =========   ============

                             EQUITY 500 INDEX
                                 PORTFOLIO
-----------------------  -------------------------
                           SHARES        AMOUNT
-----------------------  -------------------------
Shares sold............  40,285,042   $402,984,317
Shares redeemed........  (1,513,605)   (15,147,822)
Shares reinvested......          --             --
                         ----------   ------------
Net contributions from
 affiliated insurance
 companies.............  38,771,437   $387,836,495
                         ==========   ============

                                  ALL PRO                      ALL PRO                      ALL PRO
                                 LARGE CAP                    LARGE CAP                    SMALL CAP
                             GROWTH PORTFOLIO              VALUE PORTFOLIO              GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------
                           SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold............   1,063,566   $ 14,767,689        440,710   $   4,121,413   2,042,166   $ 42,757,478
Shares redeemed........    (178,742)    (2,484,145)      (252,594)     (2,326,866)   (283,632)    (5,414,612)
Shares reinvested......     103,708      1,456,056         22,967         223,008      77,943      1,394,394
                         ----------   ------------   ------------   -------------   ---------   ------------
Net contributions from
 affiliated insurance
 companies.............     988,532   $ 13,739,600        211,083   $   2,017,555   1,836,477   $ 38,737,260
                         ==========   ============   ============   =============   =========   ============

                                  ALL PRO
                                 SMALL CAP
                              VALUE PORTFOLIO
-----------------------  -------------------------
                           SHARES        AMOUNT
-----------------------  -------------------------
Shares sold............     590,163   $  4,348,172
Shares redeemed........    (131,406)      (958,225)
Shares reinvested......       5,062         37,204
                         ----------   ------------
Net contributions from
 affiliated insurance
 companies.............     463,819   $  3,427,151
                         ==========   ============

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, June 30, 1999 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

Transactions in capital stock for the year ended December 31, 1999 were as follows:

                              GROWTH PORTFOLIO           MONEY MARKET PORTFOLIO           BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                            SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold.............   1,329,197   $ 25,247,128    212,282,834   $ 212,282,834   1,037,876   $ 11,071,232
Shares redeemed.........  (2,509,410)   (48,088,176)  (191,715,270)   (191,715,270)   (798,215)    (8,560,373)
Shares reinvested.......     390,679      7,243,192      4,866,961       4,866,961      83,209        905,319
                          ----------   ------------   ------------   -------------   ---------   ------------
Net contributions from
 affiliated insurance
 companies..............    (789,534)  $(15,597,856)    25,434,525   $  25,434,525     322,870   $  3,416,178
                          ==========   ============   ============   =============   =========   ============

                             MANAGED PORTFOLIO
------------------------  ------------------------
                           SHARES        AMOUNT
------------------------  ------------------------
Shares sold.............  1,048,895   $ 17,883,810
Shares redeemed.........   (709,970)   (12,005,353)
Shares reinvested.......    233,644      3,906,534
                          ---------   ------------
Net contributions from
 affiliated insurance
 companies..............    572,569   $  9,784,991
                          =========   ============

                                                    AGGRESSIVE GROWTH              INTERNATIONAL             SENTINEL GROWTH
                                                        PORTFOLIO                    PORTFOLIO                  PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                  SHARES         AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..................................       623,914   $  12,068,240     656,302   $  9,459,577     269,528   $  3,849,774
Shares redeemed..............................      (760,128)    (14,651,877)   (864,123)   (12,052,571)    (21,904)      (311,615)
Shares reinvested............................       403,285       7,577,720     380,631      4,986,269      43,352        560,968
                                               ------------   -------------   ---------   ------------   ---------   ------------
Net contributions from affiliated insurance
 companies...................................       267,071   $   4,994,083     172,810   $  2,393,275     290,976   $  4,099,127
                                               ============   =============   =========   ============   =========   ============

                                   ALL PRO                      ALL PRO                      ALL PRO
                                  LARGE CAP                    LARGE CAP                    SMALL CAP
                              GROWTH PORTFOLIO              VALUE PORTFOLIO              GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                            SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold.............   2,444,764   $ 31,491,954      1,197,996   $  12,240,796   1,770,700   $ 22,608,975
Shares redeemed.........  (1,090,487)   (13,965,817)      (349,648)     (3,495,144)   (358,525)    (4,839,732)
Shares reinvested.......         258          3,102         10,603         105,080          --             --
                          ----------   ------------   ------------   -------------   ---------   ------------
Net contributions from
 affiliated insurance
 companies..............   1,354,535   $ 17,529,239        858,951   $   8,850,732   1,412,175   $ 17,769,243
                          ==========   ============   ============   =============   =========   ============

                                  ALL PRO
                                 SMALL CAP
                              VALUE PORTFOLIO
------------------------  ------------------------
                           SHARES        AMOUNT
------------------------  ------------------------
Shares sold.............  1,054,394   $  7,986,704
Shares redeemed.........   (543,349)    (4,091,049)
Shares reinvested.......      2,087         17,055
                          ---------   ------------
Net contributions from
 affiliated insurance
 companies..............    513,132   $  3,912,710
                          =========   ============

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal under-writer for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

                           PART C. OTHER INFORMATION

ITEM 23.  Exhibits

The following exhibits are filed with this post-effective amendment or are incorporated by reference to a prior filing, as noted in the exhibit:


(a) Declaration of Trust of Market Street Fund (the "Fund"), filed herewith
(b)            Bylaws of the Fund, filed herewith
(c)            Inapplicable
(d)(1)         Form of Investment Advisory Agreement between the Fund and Market
               Street Investment Management Company respecting all Portfolios
               ("MSIM", formerly "Providentmutual Investment Management
               Company") filed herewith
(d)(2)         Investment Management Consulting Agreement between MSIM and
               Wilshire Associates Incorporated respecting the All Pro
               Portfolios and Bond Portfolio [to be filed by amendment]
(d)(3)         Investment Subadvisory Agreement between MSIM and Alliance
               Capital Management L.P. respecting All Pro Broad Equity Portfolio and All Pro Large Cap Portfolio [to be filed by amendment]
(d)(4)         Investment Subadvisory Agreement between MSIM and The Boston
               Company Asset Management, LLC respecting International Portfolio
               [to be filed by amendment]
(d)(5)         Investment Subadvisory Agreement between MSIM and Fred Alger
               Management Inc. respecting Balanced Portfolio [to be filed by amendment]
(d)(6)         Investment Subadvisory Agreement between MSIM and Geewax, Terker
               & Co. respecting All Pro Large Cap Growth [to be filed by amendment]
(d)(7)         Investment Subadvisory Agreement between MSIM and Husic Capital
               Management respecting All Pro Broad Equity Portfolio and All Pro
               Small Cap Portfolio [to be filed by amendment]
(d)(8)         Investment Subadvisory Agreement between MSIM and Lee Munder
               Investments, LTD. respecting All Pro Small Cap Growth [to be filed by amendment]
(d)(9)         Investment Subadvisory Agreement between MSIM and Mellon Equity
               Associates, L.L.P. respecting All Pro Large Cap Value Portfolio
               [to be filed by amendment]
(d)(10)        Investment Subadvisory Agreement between MSIM and Reams Asset
               Management Company, LLC respecting All Pro Broad Equity Portfolio and All Pro Small Cap Portfolio [to be filed by amendment]
(d)(11)        Investment Subadvisory Agreement between MSIM and Sanford C.
               Bernstein & Co., LLC respecting All Pro Broad Equity Portfolio
               [to be filed by amendment]
(d)(12)        Investment Subadvisory Agreement between MSIM and State Street
               Global Advisors respecting Equity 500 Index Portfolio [to be filed by amendment]
(d)(13)        Investment Subadvisory Agreement between MSIM and Sterling
               Capital Management Company respecting All Pro Small Cap Value
               Portfolio [to be filed by amendment]
(d)(14)        Investment Subadvisory Agreement between MSIM and T. Rowe Price
               Associates, Inc. respecting Mid Cap Growth Portfolio [to be filed by amendment]
(d)(15)        Investment Subadvisory Agreement between MSIM and Western Asset
               Management Company respecting Bond Portfolio [to be filed by amendment]
(e)(1)         Form of Underwriting Agreement between the Fund and 1717 Capital
               Management Company, filed herewith
(f)            Inapplicable
(g)(1)         Custody Agreement between the Fund and Provident National Bank
               [to be added by amendment]
(g)(2)         Custodial Services Agreement between the Fund and Citibank,
               N.A.(1)
(h)(1)         Administration Agreement between the Fund and Provident Mutual
               Life Insurance Company [to be

               added by amendment]
(h)(2)         Reimbursement Agreement between Provident Mutual Life Insurance
               Company and the Fund [to be added by amendment]
(h)(3)         Form of Participation Agreement among the Fund, Provident Mutual
               Life Insurance Company and 1717 Capital Management Company, filed herewith
(h)(4)         Form of Participation Agreement among the Fund, Providentmutual
               Life and Annuity Company of America and 1717 Capital Management
               Company, filed herewith
(h)(5)         Form of Participation Agreement among the Fund, National Life
               Insurance Company and 1717 Capital Management Company [to be
               added by amendment]
(i)(1)         Opinion and Consent of Adam Scaramella, Esq.(1)
(i)(2)         Opinion of James G. Potter, Jr., Esq.(5)
(j)(1)         Consent of Sutherland Asbill & Brennan LLP, filed herewith.
(j)(2)         Consent of PricewaterhouseCoopers LLP, filed herewith.
(k)            Inapplicable
(l)(1)         Investment Letter from National Life Insurance Company(3)
(m)            Inapplicable
(n)            Inapplicable
(o)            Powers of Attorney(6)
(p)(1)         Code of Ethics for Market Street Investment Management Company, filed herewith
(p)(2)         Code of Ethics for Alliance Capital Management L.P., filed herewith
(p)(3)         Code of Ethics for The Boston Company Asset Management, LLC, filed herewith
(p)(4)         Code of Ethics for Fred Alger Management, Inc., filed herewith
(p)(5)         Code of Ethics for Geewax, Terker & Co., filed herewith
(p)(6)         Code of Ethics for Husic Capital Management, filed herewith
(p)(7)         Code of Ethics for Lee Munder Investments, Ltd., filed herewith
(p)(8)         Code of Ethics for Mellon Equity Associates, L.L.P., filed herewith
(p)(9)         Code of Ethics for Reams Asset Management Company, LLC, filed herewith
(p)(10)        Code of Ethics for Sanford C. Bernstein & Co., LLC, filed herewith
(p)(11)        Code of Ethics for State Street Global Advisors, filed herewith
(p)(12)        Code of Ethics for Sterling Capital Management Company
(p)(13)        Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to a post-effective amendment filed for T. Rowe Price Short-Term Bond Fund, Inc. on September 28, 2000,
               Accession Number: 0000731890-00-000028.
(p)(14)        Code of Ethics for Western Asset Management Company, filed herewith
(p)(15)        Code of Ethics for Wilshire Associates, Inc., filed herewith


----------

(1) Incorporated herein by reference to Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission on April 24, 1998, File No. 2-98755.

(2) Incorporated herein by reference to Post-Effective Amendment No. 13 filed with Securities and Exchange Commission on February 28, 1996, File No. 2-98755.

(3) Incorporated herein by reference to Post-Effective Amendment No. 14 filed with Securities and Exchange Commission on March 19, 1996, File No. 2-98755.

(4) Incorporated herein by reference to Post-Effective Amendment No. 16, filed with Securities and Exchange Commission on February 21, 1997, File No. 2-98755.

(5) Incorporated herein by reference to Post-Effective Amendment No. 22 filed with Securities and Exchange Commission on August 3, 1999, File No. 2-98755.

(6) Incorporated herein by reference to Post-Effective Amendment No. 21 filed with Securities and Exchange Commission on April 22, 1999, File No. 2-98755.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant

Currently, shares of the Fund are sold to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), and Providentmutual Life and Annuity Company of America ("PLACA") ,and may be sold to separate accounts of other insurance companies, to fund the benefits under variable life insurance policies and variable annuity contracts issued or assumed by Provident Mutual or PLACA.

No person has the direct or indirect power to control Provident Mutual except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. As a mutual life insurance company, Provident Mutual has no stockholders. Its Board of Directors is elected by the Policyholders. PLACA is a wholly owned subsidiary of Provident Mutual.

Persons controlled by or under common control with the registrant follow:

                                                               PERCENT OF VOTING
            NAME                       JURISDICTION             SECURITIES OWNED          PRINCIPAL BUSINESS
            ----                       ------------             ----------------          ------------------
Provident Mutual                       Pennsylvania      Mutual Company                Life & Health Insurance
  Life Insurance Company*
  (Provident Mutual)

Providentmutual Life and               Delaware          Ownership of all              Life & Health Insurance
  Annuity Company                                        voting securities
  of America*                                            by Provident Mutual

Provident Mutual                       Delaware          Ownership of all voting       Life & Health Insurance
  International                                          securities by
  Life Insurance Company                                 Provident Mutual

Providentmutual                        Pennsylvania      Ownership of all              Holding Company
  Holding Company (PHC)*                                 voting securities
                                                         by Provident Mutual

1717 Capital Management                Pennsylvania      Ownership of all voting       Broker/Dealer
  Company*                                               securities by PHC

1717 Brokerage Services                Pennsylvania      Ownership of all voting       Insurance Agency
  Inc.                                                   securities by PHC

Market Street**                        Pennsylvania      Ownership of all voting       Investment Adviser
  Investment                                             securities by PHC
  Management Company*

Washington Square                      Pennsylvania      Ownership of all voting       Administrative Services
  Administrative                                         securities by PHC
  Services, Inc.*

Institutional Concepts,                New York          Ownership of all voting       Insurance Agency
  Inc.*                                                  securities by PHC

Provestco, Inc.*                       Delaware          Ownership of all voting       Real Estate Investment
                                                         securities by PHC

PNAM, Inc.*                            Delaware          Ownership of all voting       Holding Company
                                                         securities by PHC

Sigma American                         Delaware          Ownership of 80.2%            Investment Management
  Corporation*                                           voting securities by          and Advisory Services
                                                         PHC and 19.8% by
                                                         Provident Mutual

Provident Mutual                       Delaware          Ownership of all voting       Investment Management
  Management Co., Inc.*                                  securities by Sigma           and Advisory Services
                                                         American Corporation

Software Development                   Pennsylvania      Ownership of all              Development and
  Corporation*                                           voting securities             Marketing of Computer
                                                         by PHC                        Software

----------

 *  File Consolidated Financial Statements.

** Formerly Providentmutual Investment Management Company.

ITEM 25.  Indemnification


ITEM 25.  Indemnification

Under the Fund's Declaration of Trust and the Bylaws (Exhibits 23 (a) and (b) of this post-effective amendment to the Registration Statement) and as permitted under Delaware law, with respect to any proceedings against a present or former trustee, officer, agent or employee ("trust representative") of the registrant, except a proceeding brought by or on behalf of the registrant, the registrant may indemnify the trust representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the trust representative in connection with the proceeding, if: (i) he or she acted in good faith and in a manner the representative reasonably believed to be in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he or she had no reasonable cause to believe the conduct was unlawful. The registrant is also authorized under the Declaration of Trust to indemnify a trust representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.

The Declaration of Trust and Bylaws of the Fund (Exhibits 23 (a) and (b) of this post-effective amendment to the Registration Statement) preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

The directors and officers of Providentmutual Investment Management Company
(PIMC) also serve as officers of Provident Mutual. This information for each

ITEM 27.  Principal Underwriters

a. 1717 Capital Management Company is the principal underwriter for the Fund.

b. Set forth below is certain information regarding the directors and officers of 1717, the principal underwriter to the Fund. Unless otherwise stated, the business address of the persons whose names appear below is 300 Continental Drive, Newark, Delaware 19713.

                                              (2)                             (3)
            (1)                   POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES
           NAME                      PRINCIPAL UNDERWRITER              WITH REGISTRANT
           ----                      ---------------------              ---------------


Mary Lynn Finelli*........    Director                            None
Alan F. Hinkle*...........    Director                            None
Robert W. Kloss*..........    Director                            None
James G. Potter, Jr.*.....    Director                            Vice President
Joan C. Tucker............    Director                            None
Lance A. Reihl............    President                           None
Rosanne Gatta*............    Treasurer                           President
Linda M. Springer*........    Financial Reporting                 None
                              Officer

----------

   * 1000 Chesterbrook Boulevard, Berwyn, PA 19312

ITEM 28.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund and Market Street Investment Management Company at 400 Bellevue Parkway, Wilmington, DE 19809 and 1000 Chesterbrook Boulevard, Berwyn, PA 19312, by Newbold's Asset Management, Inc. at 937 Haverford Road, Bryn Mawr, Pennsylvania 19010, by Sentinel Advisors Company at National Life Drive, Montpelier, Vermont 05604, by PFPC Trust Company, 200 Stevens Drive, Lester, Pennsylvania 19113, or by PFPC at 103 Bellevue Parkway, Wilmington, Delaware 19809, or for the International Portfolio by Citibank, N.A. 111 Wall Street, New York, New York 10043.

ITEM 29.  Management Services

Inapplicable.

ITEM 30.  Undertakings

Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on this 1st day of November, 2000.

                                                       MARKET STREET FUND



                                                       By: /s/   ROSANNE  GATTA
                                                       By:  Rosanne Gatta
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

             SIGNATURE                              TITLE                     DATE
             ---------                              -----                     ----
/s/ Rosanne Gatta                           President (Principal          November 1, 2000
                                            Executive Officer)
By:           ROSANNE GATTA

/s/ Anthony T. Giampietro                   Treasurer (Principal          November 1, 2000
                                            Financial and
By:       ANTHONY T. GIAMPIETRO               Accounting Officer)

/s/ Robert W. Kloss                         Trustee                       November 1, 2000
By:          ROBERT W. KLOSS

/s/ Alan Gart*                              Trustee                       November 1, 2000
                ALAN GART

/s/ A. Gilbert Heebner*                     Trustee                       November 1, 2000
           A. GILBERT HEEBNER

/s/ Leo Slack*                              Trustee                       November 1, 2000
                LEO SLACK

/s/ Edward S. Stouch*                       Trustee                       November 1, 2000
            EDWARD S. STOUCH

*  By: /s/ James Potter
              JAMES POTTER
            Attorney-in-Fact,
      Pursuant to Power of Attorney

                                Index to Exhibits

   Item 23.

      (a)         Declaration of Trust of Market Street Fund (the "Fund")
      (b)         Bylaws of the Fund
      (d)(1)      Form of Investment Advisory Agreement between the Fund and
                  Market Street Investment Management ("MSIM", formerly
                  "Providentmutual Investment Management Company")
      (e)         Form of Underwriting Agreement between the Fund and 1717
                  Capital Management Company
      (h)(3)      Form of Participation Agreement among the Fund, Provident
                  Mutual Life Insurance Company, and 1717 Capital Management
                  Company
      (h)(4)      Form of Participation Agreement among the Fund,
                  Providentmutual Life and Annuity Company of America, and 1717
                  Capital Management Company
      (j)(1)      Consent of Sutherland Asbill & Brennan LLP
      (j)(2)      Consent of PricewaterhouseCoopers LLP
      (p)(1)      Code of Ethics for Market Street Investment Management Company
      (p)(2)      Code of Ethics for Alliance Capital Management L.P.
      (p)(3)      Code of Ethics for The Boston Company Asset Management, LLC
      (p)(4)      Code of Ethics for Fred Alger Management Inc.
      (p)(5)      Code of Ethics for Geewax, Terker & Co.
      (p)(6)      Code of Ethics for Husic Capital Management
      (p)(7)      Code of Ethics for Lee Munder Investments, LTD.
      (p)(8)      Code of Ethics for Mellon Equity Associates, L.L.P.
      (p)(9)      Code of Ethics for Reams Asset Management Company, LLC
      (p)(10)     Code of Ethics for Sanford C. Bernstein & Co., LLC
      (p)(11)     Code of Ethics for State Street Global Advisors
      (p)(12)     Code of Ethics for Sterling Capital Management Company
      (p)(14)     Code of Ethics for Western Asset Management Company
      (p)(15)     Code of Ethics for Wilshire Associates, Inc.